                                                                  CONFORMED COPY

                                                                    EXHIBIT 10.1

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                               SDW HOLDINGS CORPORATION

                                 S.D. WARREN COMPANY


                           --------------------------------


                                   $875,576,698.39

                                 AMENDED AND RESTATED
                                 CREDIT AND GUARANTEE
                                      AGREEMENT



                                    April 26, 1996

                           --------------------------------





                                    CHEMICAL BANK,
                                       as Agent


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

                                  TABLE OF CONTENTS

                                                                            Page


SECTION 1. DEFINITIONS......................................................  1
      1.1  DEFINED TERMS....................................................  1
      1.2  OTHER DEFINITIONAL PROVISIONS; FINANCIAL CALCULATIONS............ 22

SECTION 2. AMOUNT AND TERMS OF TERM LOAN COMMITMENTS........................ 23
      2.1  TERM LOANS....................................................... 23
      2.2  PROCEDURE FOR TERM LOAN BORROWING................................ 23
      2.3  REPAYMENT OF TRANCHE A TERM LOANS................................ 23
      2.4  REPAYMENT OF TRANCHE B TERM LOANS................................ 24
      2.5  EVIDENCE OF TERM LOAN DEBT....................................... 24

SECTION 3. AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS................. 25
      3.1  REVOLVING CREDIT COMMITMENTS..................................... 25
      3.2  PROCEDURE FOR REVOLVING CREDIT BORROWING......................... 25
      3.3  COMMITMENT FEE................................................... 26
      3.4  TERMINATION OR REDUCTION OF COMMITMENTS.......................... 26
      3.5  REPAYMENT OF REVOLVING CREDIT LOANS; EVIDENCE OF DEBT............ 26
      3.6  SWING LINE COMMITMENT............................................ 27
      3.7  REPAYMENT OF SWING LINE LOANS; EVIDENCE OF DEBT.................. 27
      3.8  PROCEDURE FOR BORROWING SWING LINE LOANS......................... 28
      3.9  SWING LINE LOAN PARTICIPATIONS................................... 28
      3.10 L/C COMMITMENT................................................... 29
      3.11 PROCEDURE FOR ISSUANCE OF REVOLVING CREDIT LETTERS OF CREDIT..... 29
      3.12 FEES, COMMISSIONS AND OTHER CHARGES.............................. 30
      3.13 L/C PARTICIPATIONS............................................... 30
      3.14 REIMBURSEMENT OBLIGATION OF THE BORROWER......................... 31
      3.15 OBLIGATIONS ABSOLUTE............................................. 31
      3.16 LETTER OF CREDIT PAYMENTS........................................ 32
      3.17 APPLICATION...................................................... 32
      3.18 QUARTERLY REPORTS................................................ 32

SECTION 4. AMOUNT AND TERMS OF LOC LETTER OF CREDIT FACILITY................ 32
      4.1  LOC LETTER OF CREDIT FACILITY.................................... 32
      4.2  PROCEDURE FOR ISSUANCE OF LOC LETTERS OF CREDIT.................. 33
      4.3  FEES, COMMISSIONS AND OTHER CHARGES.............................. 33
      4.4  LOC PARTICIPATIONS............................................... 34
      4.5  REIMBURSEMENT OBLIGATION OF THE BORROWER; LOC LOANS.............. 34
      4.6  REPAYMENT OF LOC LOANS; EVIDENCE OF DEBT......................... 35
      4.7  OBLIGATIONS ABSOLUTE............................................. 36
      4.8  LOC LETTER OF CREDIT PAYMENTS.................................... 36
      4.9  APPLICATION...................................................... 37

SECTION 5. GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT..... 37
      5.1  OPTIONAL AND MANDATORY PREPAYMENTS............................... 37
      5.2  CONVERSION AND CONTINUATION OPTIONS.............................. 40
      5.3  MINIMUM AMOUNTS AND MAXIMUM NUMBER OF TRANCHES................... 40
      5.4  INTEREST RATES AND PAYMENT DATES................................. 41
      5.5  COMPUTATION OF INTEREST AND FEES................................. 41
      5.6  INABILITY TO DETERMINE INTEREST RATE............................. 41
      5.7  PRO RATA TREATMENT AND PAYMENTS.................................. 42
      5.8  ILLEGALITY....................................................... 42

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                                                                            Page

      5.9  REQUIREMENTS OF LAW.............................................. 43
      5.10 TAXES............................................................ 44
      5.11 INDEMNITY........................................................ 45
      5.12 CHANGE OF LENDING OFFICE; FILING OF CERTIFICATES OR DOCUMENTS.... 46
      5.13 REPLACEMENT LENDERS.............................................. 46

SECTION 6. REPRESENTATIONS AND WARRANTIES................................... 46
      6.1  FINANCIAL CONDITION.............................................. 46
      6.2  NO CHANGE........................................................ 47
      6.3  CORPORATE EXISTENCE; COMPLIANCE WITH LAW......................... 47
      6.4  CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.......... 47
      6.5  NO LEGAL BAR..................................................... 48
      6.6  NO MATERIAL LITIGATION........................................... 48
      6.7  NO DEFAULT....................................................... 48
      6.8  OWNERSHIP OF PROPERTY; LIENS..................................... 48
      6.9  INTELLECTUAL PROPERTY............................................ 48
      6.10 NO BURDENSOME RESTRICTIONS....................................... 49
      6.11 TAXES............................................................ 49
      6.12 FEDERAL REGULATIONS.............................................. 49
      6.13 ERISA............................................................ 49
      6.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS........................ 49
      6.15 SUBSIDIARIES..................................................... 49
      6.16 PURPOSE OF LOANS................................................. 49
      6.17 ENVIRONMENTAL MATTERS............................................ 50
      6.18 REGULATION H..................................................... 50
      6.19 ACCURACY OF INFORMATION.......................................... 50
      6.20 SOLVENCY......................................................... 51
      6.21 STOCK PURCHASE AGREEMENT......................................... 51

SECTION 7. CONDITIONS PRECEDENT............................................. 51
      7.1  CONDITIONS TO EFFECTIVENESS AND INITIAL EXTENSIONS OF CREDIT..... 51
      7.2  CONDITIONS TO EACH EXTENSION OF CREDIT........................... 54

SECTION 8. AFFIRMATIVE COVENANTS............................................ 54
      8.1  FINANCIAL STATEMENTS............................................. 54
      8.2  CERTIFICATES; OTHER INFORMATION.................................. 55
      8.3  PAYMENT OF OBLIGATIONS........................................... 55
      8.4  CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE................. 55
      8.5  MAINTENANCE OF PROPERTY; INSURANCE............................... 56
      8.6  INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS........... 56
      8.7  NOTICES.......................................................... 56
      8.8  ENVIRONMENTAL LAWS............................................... 56
      8.9  MAINTENANCE OF LIENS OF THE SECURITY DOCUMENTS................... 57
      8.10  PLEDGE OF AFTER ACQUIRED PROPERTY; ADDITIONAL GUARANTORS........ 57
      8.11  INTEREST RATE PROTECTION........................................ 58
      8.12  PERMANENT RECEIVABLES REFINANCING............................... 58

SECTION 9. NEGATIVE COVENANTS............................................... 58
      9.1  FINANCIAL CONDITION COVENANTS.................................... 58
      9.2  LIMITATION ON INDEBTEDNESS....................................... 59
      9.3  LIMITATION ON LIENS.............................................. 61
      9.4  LIMITATION ON GUARANTEE OBLIGATIONS.............................. 63
      9.5  LIMITATION ON FUNDAMENTAL CHANGES................................ 64
      9.6  LIMITATION ON SALE OF ASSETS..................................... 64

                                                                            Page

      9.7  LIMITATION ON RESTRICTED PAYMENTS................................ 65
      9.8  LIMITATION ON CAPITAL EXPENDITURES............................... 66
      9.9  LIMITATION ON INVESTMENTS, LOANS AND ADVANCES.................... 66
      9.10 LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS AND OPTIONAL TERMINATION OF ANY PERMITTED
           RECEIVABLES FINANCING............................................ 67
      9.11 LIMITATION ON TRANSACTIONS WITH AFFILIATES....................... 68
      9.12 LIMITATION ON SALES AND LEASEBACKS............................... 68
      9.13 LIMITATION ON CHANGES IN FISCAL YEAR............................. 68
      9.14 LIMITATION ON CERTAIN CLAUSES.................................... 68
      9.15 LIMITATION ON LINES OF BUSINESS.................................. 68

SECTION 9A.NEGATIVE COVENANTS OF HOLDINGS................................... 69
      9A.1 LIMITATION ON HOLDINGS' ACTIVITIES............................... 69
      9A.2 LIMITATION ON REDEMPTION OF HOLDINGS PREFERRED STOCK............. 69
      9A.3 RESTRICTED PAYMENTS.............................................. 69
      9A.4 NET PROCEEDS..................................................... 69
      9A.5 DIVIDENDS........................................................ 69

SECTION 10. GUARANTEE....................................................... 69
      10.1  GUARANTEE....................................................... 69
      10.2  NO SUBROGATION, CONTRIBUTION, REIMBURSEMENT OR INDEMNITY........ 70
      10.3  AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF
            RIGHTS.......................................................... 70
      10.4  GUARANTEE ABSOLUTE AND UNCONDITIONAL............................ 71
      10.5  REINSTATEMENT................................................... 71
      10.6  PAYMENTS........................................................ 71

SECTION 11. EVENTS OF DEFAULT............................................... 71

SECTION 12. THE AGENT....................................................... 74
      12.1  APPOINTMENT..................................................... 74
      12.2  DELEGATION OF DUTIES............................................ 75
      12.3  EXCULPATORY PROVISIONS.......................................... 75
      12.4  RELIANCE BY AGENT............................................... 75
      12.5  NOTICE OF DEFAULT............................................... 75
      12.6  NON-RELIANCE ON AGENT AND OTHER LENDERS......................... 75
      12.7 INDEMNIFICATION.................................................. 76
      12.8  AGENT IN ITS INDIVIDUAL CAPACITY................................ 76
      12.9  SUCCESSOR AGENT................................................. 76
      12.10 ISSUING BANKS; SWING LINE LENDER................................ 76

SECTION 13. MISCELLANEOUS................................................... 76
      13.1  AMENDMENTS AND WAIVERS.......................................... 76
      13.2  NOTICES......................................................... 77
      13.3  NO WAIVER; CUMULATIVE REMEDIES.................................. 78
      13.4  SURVIVAL OF REPRESENTATIONS AND WARRANTIES...................... 78
      13.5  PAYMENT OF EXPENSES AND TAXES................................... 78
      13.6  SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS.......... 79
      13.7  ADJUSTMENTS; SET-OFF............................................ 81
      13.8  COUNTERPARTS.................................................... 81
      13.9  SEVERABILITY.................................................... 81
      13.10 INTEGRATION..................................................... 81
      13.11 GOVERNING LAW................................................... 81
      13.12 SUBMISSION TO JURISDICTION; WAIVERS............................. 81
      13.13 ACKNOWLEDGEMENTS................................................ 82

      13.14 WAIVERS OF JURY TRIAL........................................... 82
      13.15 CONFIDENTIALITY................................................. 82
      13.16 RELEASE OF TIMBERLANDS.......................................... 83


ANNEXES:

Annex A  Pricing Grid

SCHEDULES:

Schedule 1.1(a)     Commitments, Addresses and Lending Offices
Schedule 4.2        LOC Letters of Credit Beneficiaries
Schedule 6.1(a)     Undisclosed Liabilities
Schedule 6.6        Litigation
Schedule 6.8        Real Property
Schedule 6.10       Burdensome Restrictions
Schedule 6.13       ERISA Reportable Events and Accumulated Funding Deficiencies
Schedule 6.15       Subsidiaries of Holdings and the Borrower
Schedule 6.21       Exceptions
Schedule 8.11       Existing Interest Rate Protection Agreements
Schedule 9.2(d)     Assumed Financings
Schedule 9.3(e)     Easements, Licenses, Etc.
Schedule 9.3(h)     Existing Liens
Schedule 9.3(r)     Timber Cutting, Hauling and Sales Agreements
Schedule 9.4(a)     Guarantee Obligations
Schedule 9.9(e)     Securities Held by Borrower or any Subsidiary
Schedule 9.11(xii)  Affiliate Transactions

EXHIBITS:

Exhibit A     Form of Borrower Leasehold Mortgage
Exhibit B     Form of Borrower Mortgage
Exhibit C-1   Form of Amended and Restated Borrower Security Agreement
Exhibit C-2   Form of Borrower Patent and Trademark Security Agreement
Exhibit D     Form of Amended and Restated Borrower Stock Pledge Agreement
Exhibit E     Form of Amended and Restated Holdings Stock Pledge Agreement
Exhibit F     Form of Amended and Restated Subsidiaries Guarantee
Exhibit G     Form of Subsidiary Leasehold Mortgage
Exhibit H     Form of Subsidiary Mortgage
Exhibit I     Form of Amended and Restated Subsidiary Security Agreement
Exhibit J     Form of Amended and Restated Subsidiary Stock Pledge Agreement
Exhibit K     Form of Swing Line Loan Participation Certificate
Exhibit L     Form of Tranche A Term Note
Exhibit M     Form of Tranche B Term Note
Exhibit N     Form of Revolving Credit Note
Exhibit O     Form of Swing Line Note
Exhibit P     Form of Standby Letter of Credit
Exhibit Q     Form of LOC Note
Exhibit R     Form of Borrowing Certificate
Exhibit S-1   Form of Opinion of Cravath, Swaine & Moore
Exhibit S-2   Form of Opinion of General Counsel
Exhibit S-3   Form of Opinion of Simpson Thacher & Bartlett
Exhibit T     Form of Assignment and Acceptance
Exhibit U     Form of Confidentiality Letter

         AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT, dated as of
April 26, 1996, among SDW HOLDINGS CORPORATION, a Delaware corporation ("HOLDINGS"), S.D. WARREN COMPANY (as successor by merger to SDW Acquisition Corporation), a Pennsylvania corporation (the "BORROWER"), the several banks, financial institutions and other entities from time to time parties to this Agreement (collectively, the "LENDERS"; individually, a "LENDER"), and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders hereunder.


                                W I T N E S S E T H :


         WHEREAS, Holdings and the Borrower are parties to that certain Credit and Guarantee Agreement, dated as of December 20, 1994 (the "EXISTING CREDIT AGREEMENT"), among Holdings, the Borrower, the several banks, financial institutions and other entities parties thereto (the "EXISTING LENDERS"), and Chemical Bank, as agent for the Existing Lenders;

         WHEREAS, Holdings and the Borrower have requested that the Existing Credit Agreement be amended and restated in its entirety as provided for herein; and

         WHEREAS, the Lenders and the Agent are willing, upon the terms and conditions hereof, to amend and restate the Existing Credit Agreement in its entirety in the manner provided for herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree that on the Effective Date the Existing Credit Agreement shall be amended and restated to read in its entirety as follows:

                               SECTION 1.  DEFINITIONS

         1.1 DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

              "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by the Agent in connection with extensions of credit to debtors); "BASE CD RATE" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "THREE-MONTH SECONDARY CD RATE" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; "C/D ASSESSMENT RATE" shall mean, for any day, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the FDIC classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(d) (or any successor provision) to the FDIC for the FDIC's insuring time deposits at offices of such institution in the United States; "C/D RESERVE PERCENTAGE" shall mean, for any day, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors, for determining the maximum reserve requirement for a Depositary Institution (as defined

                                                                           2
         in Regulation D of the Board of Governors) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more; and "FEDERAL FUNDS EFFECTIVE RATE" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business
         Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate, the C/D Assessment Rate, the C/D
         Reserve Percentage or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate, the C/D Assessment Rate, the C/D Reserve Percentage or the Federal Funds Effective Rate, respectively.

              "ABR LOANS": Loans the rate of interest applicable to which is based upon the ABR.

              "ACCEPTING TRANCHE B LENDERS":  as defined in subsection 5.1(e).

              "ACCOUNTS":  as defined in the NYUCC.

              "ACQUISITION DOCUMENTS": collectively, the Stock Purchase Agreement and any other documents effectuating the Stock Purchase or the Merger.

              "ADJUSTMENT DATE": the first Business Day following receipt by the Agent of both (i) the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as the case may be, for the most recently completed fiscal period and (ii) the certificate required to be delivered pursuant to subsection 8.2(b) with respect to such fiscal period.

              "AFFILIATE": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

              "AFTER-ACQUIRED MORTGAGE PROPERTY": any parcel (or adjoining parcels) of real property or Timberland Property (including any leaseholds) acquired by any Loan Party after the Original Closing Date.

              "AGENT": Chemical Bank, together with its affiliates, as the arranger of the Commitments and as the agent for the Lenders under this Agreement and the other Loan Documents, and any successor thereto pursuant to subsection 12.9.

              "AGGREGATE REVOLVING CREDIT OUTSTANDINGS": as to any Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Credit Loans made by such Revolving Credit Lender then outstanding PLUS (b) such Revolving Credit Lender's Revolving Credit Commitment Percentage of the Revolving Credit L/C Obligations then outstanding PLUS (c) such Revolving Credit Lender's Revolving Credit Commitment Percentage of all Swing Line Loans made by the Swing Line Lender then outstanding.

              "AGREEMENT": this Amended and Restated Credit and Guarantee Agreement, as amended, supplemented or otherwise modified from time to time.

              "APPLICABLE MARGIN": (a) for all Loans other than Tranche B Term Loans, 0.75% if such Loans are ABR Loans and 1.75% if such Loans are Eurodollar Loans and (b) for Tranche B Term Loans, 1.25% if such Loans are ABR Loans and 2.25% if such Loans are Eurodollar Loans, PROVIDED that, from and after September 30, 1996, (i) the Applicable Margin for all Tranche A Term Loans and Revolving Credit Loans will be adjusted, if required, on each Adjustment Date, to the Applicable Margin set forth on ANNEX A hereto opposite the level for which the Consolidated Leverage Ratio for the 12-month period ended on the date of the financial statements relating to such Adjustment Date as determined based upon such financial statements satisfies the corresponding criteria set forth under the heading "Consolidated Leverage Ratio" and (ii) the Applicable Margin for all Tranche B
         Term Loans will be adjusted, if required, on each Adjustment Date, such that the Applicable Margin for all Tranche B Term Loans shall equal (A) if such Loans are ABR Loans, the greater of (I) the Applicable Margin then in effect for Tranche A Term Loans which are ABR Loans plus 0.50% and (II) 1.25% and (B) if such Loans are Eurodollar Loans, the greater of (I) the Applicable Margin then in effect for Tranche A Term Loans which are Eurodollar Loans plus
         0.50% and (II) 2.25%, and PROVIDED, FURTHER, that, in the event that the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related certificate required pursuant to subsection 8.2(b), are not delivered when due, then if such financial statements are not delivered prior to the date upon which the resultant Default shall become an Event of Default, then, effective upon such Default becoming an Event of Default, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the Applicable Margin (1) for all Loans other than Tranche B Term Loans shall be 1.50%, if such Loans are ABR Loans, and 2.50%, if such Loans are Eurodollar Loans and (2) for Tranche B Term Loans shall be 2.00%, if such Loans are ABR Loans, and 3.00%, if such Loans are Eurodollar Loans.

              "APPLICATION": an application, in such form as the Revolving Credit Issuing Bank or the LOC Issuing Bank, as the case may be, may specify from time to time, requesting the Revolving Credit Issuing Bank or the LOC Issuing Bank, as the case may be, to open a Letter of Credit.

              "ASSET SALE": as to any Person, any sale or other disposition (including any Sale/Leaseback Transaction and any mortgage or lease of real property) subsequent to the Original Closing Date of any property of such Person.

              "ASSUMED FINANCINGS":  as defined in subsection 9.2(d).

              "AVAILABLE REVOLVING CREDIT COMMITMENT": as to any Revolving Credit Lender at any time, an amount equal to the excess, if any, of
         (a) the amount of such Revolving Credit Lender's Revolving Credit Commitment at such time over (b) such Revolving Credit Lender's Aggregate Revolving Credit Outstandings at such time; collectively, as to all the Revolving Credit Lenders, the "AVAILABLE REVOLVING CREDIT COMMITMENTS".

              "BASE YEAR":  as defined in subsection 5.1(b).

              "BOARD OF GOVERNORS": the Board of Governors of the Federal Reserve System and any Governmental Authority which succeeds to the powers and functions thereof.

              "BOND FINANCINGS": all the Assumed Financings other than amounts owed under the Power Sales Agreement and the Feedwater Equipment Lease Agreement.

              "BORROWER":  as defined in the Preamble to this Agreement.

              "BORROWER LEASEHOLD MORTGAGES": collectively, (a) each Existing Borrower Leasehold Mortgage and (b) each Leasehold Mortgage executed and delivered by the Borrower, substantially in the form of EXHIBIT A or in such other form as the Agent shall reasonably require, with respect to each lease of real property entered into by the Borrower after the Effective Date for which a Leasehold Mortgage is granted pursuant to subsection 8.10, as the same may be amended, supplemented or otherwise modified from time to time.

              "BORROWER MORTGAGES": collectively, (a) each Existing Borrower Mortgage and (b) each Mortgage executed and delivered by the Borrower, substantially in the form of EXHIBIT B or in such other form as the Agent shall reasonably require, with respect to each parcel of After-Acquired Mortgage Property for which a Mortgage is granted to the Agent pursuant to subsection 8.10, as the same may be amended, supplemented or otherwise modified from time to time.

              "BORROWER PATENT AND TRADEMARK SECURITY AGREEMENT": the Patent and Trademark Security Agreement to be executed and delivered by the Borrower, substantially in the form of EXHIBIT C-2, as the same may be amended, supplemented or otherwise modified from time to time.

              "BORROWER SECURITY AGREEMENT": the Amended and Restated Security Agreement to be executed and delivered by the Borrower, substantially in the form of EXHIBIT C-1, as the same may be amended, supplemented or otherwise modified from time to time.

              "BORROWER SECURITY DOCUMENTS": collectively, the Borrower Leasehold Mortgages, the Borrower Mortgages, the Borrower Security Agreement and the Borrower Stock Pledge Agreement.

              "BORROWER STOCK PLEDGE AGREEMENT": the Amended and Restated Stock Pledge Agreement to be executed and delivered by the Borrower, substantially in the form of EXHIBIT D, as the same may be amended, supplemented or otherwise modified from time to time.

              "BORROWER'S PORTION OF EXCESS CASH FLOW": as defined in subsection 5.1(a)(ii).

              "BORROWING DATE": any Business Day specified in a notice pursuant to subsection 2.2, 3.2 or 3.8 as a date on which the Borrower requests the Lenders to make Loans hereunder.

              "BUSINESS":  as defined in subsection 6.17.

              "BUSINESS DAY": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

              "CAPITAL EXPENDITURES": as to any Person for any period, the aggregate amount paid or accrued by such Person and its Subsidiaries for the rental, lease, purchase (including by way of the acquisition of securities of a Person), construction or use of any property during such period, the value or cost of which, in accordance with GAAP, would appear on such Person's consolidated balance sheet in the category of property, plant or equipment at the end of such period, excluding (a) if any of the types of events described in Section 11(f) shall have occurred with respect to Scott, any such expenditure in respect of the purchase of the Westbrook Facility (as defined in the Power Sales Agreement) following a termination of the Power Sales Agreement or in respect of the purchase of the Equipment (as defined in the Feedwater Equipment Lease Agreement) following a termination of the Feedwater Equipment Lease Agreement, (b) any such expenditure in respect of any Replacement Asset and (c) any such expenditure made to restore, replace or rebuild property to the condition of such property immediately prior to any damage, loss, destruction or condemnation of such property, to the extent such expenditure is made with insurance proceeds or condemnation awards relating to any such damage, loss, destruction or condemnation.

              "CAPITALIZATION RATIO": at any date of determination, the ratio of (a) Consolidated Senior Debt on such date of determination to (b) an amount equal to the sum of (i) Consolidated Senior Debt on such date of determination, PLUS (ii) Consolidated Subordinated Debt on such date of determination, PLUS (iii) Consolidated Net Worth on such date of determination, all as determined on a consolidated basis in accordance with GAAP.

              "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

              "CASH EQUIVALENTS": (a) securities issued or directly and fully guaranteed or insured by the United States Government, or any agency or instrumentality thereof, having maturities of not more than one year from the date of acquisition, (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition thereof, having a credit rating of "A" or better from either Standard & Poor's Ratings Group or Moody's Investors Service, Inc.;

         (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof of any Lender, or of any domestic commercial bank the long-term debt of which is rated at the time of acquisition thereof at least A or the equivalent thereof by Standard & Poor's
         Ratings Group, or A or the equivalent thereof by Moody's Investors Service, Inc., and having capital and surplus in excess of $500,000,000, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses
         (a), (b) and (c) entered into with any bank meeting the qualifications specified in clause (c) above, (e) commercial paper rated at the time of acquisition thereof at least A-2 or the equivalent thereof by Standard & Poor's Ratings Group or P-2 or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in either case maturing within 270 days after the date of acquisition thereof and
         (f) other investment instruments approved in writing by the Required Lenders and offered by any Lender or by any financial institution which has a combined capital and surplus of not less than $100,000,000.

              "CASH FLOW PERCENTAGE":  as defined in subsection 5.1(b).

              "CHEMICAL":  Chemical Bank, a New York banking corporation.

              "CODE": the Internal Revenue Code of 1986, as amended from time to time.

              "COLLATERAL": all assets of the Loan Parties, now owned or hereinafter acquired, upon which a Lien is purported to be created by any Security Document.

              "COMMERCIAL LETTER OF CREDIT": as defined in subsection 3.10(b)(i)(2).

              "COMMITMENT": with respect to any Lender, the collective reference to such Lender's Tranche A Commitment, Tranche B Commitment, Revolving Credit Commitment and/or LOC Commitment; collectively, as to all the Lenders, the "COMMITMENTS".

              "COMMITMENT PERCENTAGE": as to any Lender at any time, the percentage which (i) the sum of (a) such Lender's then Available Revolving Credit Commitment and other unused Commitments (other than Revolving Credit Commitments) PLUS (b) such Lender's Loans (other than Swing Line Loans) then outstanding PLUS (c) the product of such Lender's Revolving Credit Commitment Percentage times the sum of (I) the Swing Line Loans then outstanding and (II) the Revolving Credit L/C Obligations then outstanding PLUS (d) such Lender's LOC Commitment Percentage of the LOC Obligations then outstanding then constitutes of
         (ii) the sum of (w) the aggregate Available Revolving Credit Commitments of the Revolving Credit Lenders and the other unused Commitments of all the Lenders (other than Revolving Credit Commitments) PLUS (x) the aggregate principal amount of Loans of all the Lenders then outstanding PLUS (y) the aggregate Revolving Credit L/C Obligations of all the Lenders then outstanding PLUS (z) the aggregate LOC Obligations of all the Lenders then outstanding.

              "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, which is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under
         Section 414(b) or (c) of the Code or, solely for purposes of determining liability under Section 412 of the Code, which is treated as a single employer under Section 414 (b), (c), (m) or (o) of the Code.

              "COMMON STOCK":  the Common Stock of Holdings.

              "CONSOLIDATED ADJUSTED EBITDA": for any period, Consolidated EBITDA for such period MINUS Capital Expenditures of the Borrower during such period.

              "CONSOLIDATED CASH INTEREST EXPENSE": for any period, Consolidated Interest Expense paid in cash during such period.

                                                                           6
              "CONSOLIDATED CURRENT ASSETS": at any date of determination, all assets (other than cash, Cash Equivalents and deferred tax assets) which would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current assets at such date of determination.

              "CONSOLIDATED CURRENT LIABILITIES": at any date of determination, all liabilities (other than short term debt, current maturities of long term debt and deferred taxes) which would, in accordance with GAAP, be classified on a consolidated balance sheet of the Borrower and its Subsidiaries as current liabilities at such date of determination.

              "CONSOLIDATED EBITDA": for any period, the Consolidated Net Income for such period, PLUS, to the extent deducted in determining such Consolidated Net Income, (i) Consolidated Interest Expense, (ii) depreciation, (iii) depletion, (iv) amortization, (v) all Federal, state, local and foreign income taxes and (vi) all other non-cash expenses, MINUS, to the extent added in determining such Consolidated Net Income, any non-cash income or non-cash gains, all as determined on a consolidated basis in accordance with GAAP.

              "CONSOLIDATED INTEREST EXPENSE": for any period, the sum of, without duplication, (a) the net interest expense of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP and (b) an amount equal to the interest (or other fees or other amounts in the nature of interest or discount accrued and paid or payable in cash for such period) in respect of the Receivables Facility and any other Permitted Receivables Financing.

              "CONSOLIDATED INTEREST EXPENSE RATIO": for any period, the ratio of (a) Consolidated Adjusted EBITDA for such period to (b) Consolidated Interest Expense for such period.

              "CONSOLIDATED LEVERAGE RATIO": for any period, the ratio of (a) Consolidated Total Net Debt at the last day of such period to (b) Consolidated EBITDA for such period.

              "CONSOLIDATED NET INCOME": for any period, the net income of the Borrower and its Subsidiaries for such period as determined on a consolidated basis in accordance with GAAP, but excluding from the determination of Consolidated Net Income (without duplication) (a) any extraordinary or non-recurring gains or losses or gains or losses from Asset Sales, (b) restructuring charges (but deducting from the determination of Consolidated Net Income for any period, cash payments (other than cash payments associated with severance of employees) made during such period in respect of any restructuring charges recorded after the Original Closing Date), (c) effects of discontinued operations, (d) the income (or loss) of any Person in which any other Person (other than the Borrower or any of the Subsidiaries) has a joint interest, except to the extent of the amount of dividends or other distributions actually paid in cash to the Borrower or any of its Subsidiaries by such Person during such period and (e) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries or the date such Person's assets are acquired by the Borrower or any of its Subsidiaries.

              "CONSOLIDATED NET WORTH": at any date of determination, all items which would, in accordance with GAAP, be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries at such date of determination and, including, without limitation, the Preferred Stock.

              "CONSOLIDATED SENIOR DEBT": at any date of determination, the sum of, without duplication, (a) all Indebtedness of the Borrower and its Subsidiaries at such date of determination which is not subordinated to any other Indebtedness of the Borrower or any of its Subsidiaries as determined on a consolidated basis in accordance with GAAP and (b) the Receivables Facility Outstandings at such date of determination; PROVIDED that Consolidated Senior Debt shall under no circumstances include (a) obligations in respect of Rate Protection Agreements or (b) Reimbursement Obligations in respect of LOC Letters of Credit except to the extent that a LOC Letter of Credit is drawn and the proceeds are applied to repay indebtedness that prior to such drawing and application appeared as indebtedness on a consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP.

              "CONSOLIDATED SUBORDINATED DEBT": at any date of determination, all Indebtedness of the Borrower and its Subsidiaries at such date of determination which is subordinated to any other Indebtedness of the Borrower or any of its Subsidiaries as determined on a consolidated basis in accordance with GAAP and, including, without limitation, any Indebtedness outstanding pursuant to subsection 9.2(f).

              "CONSOLIDATED TOTAL DEBT": at any date of determination, the sum of, without duplication, (a) all Indebtedness of the Borrower and its Subsidiaries at such date of determination as determined on a consolidated basis in accordance with GAAP and (b) the Receivables Facility Outstandings at such date of determination.

              "CONSOLIDATED TOTAL NET DEBT": at any date of determination, Consolidated Total Debt at such date of determination MINUS the aggregate amount of Cash Equivalents of the Borrower and its Subsidiaries on hand at such date of determination.

              "CONSOLIDATED WORKING CAPITAL": at any date of determination, Consolidated Current Assets at such date of determination MINUS Consolidated Current Liabilities at such date of determination.

              "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.


              "CURRENCY RATE PROTECTION AGREEMENTS": as to any Person, all foreign exchange contracts, currency swap agreements or other similar agreements or arrangements entered into in the ordinary course of business by such Person designed to protect such Person against fluctuations in currency values.

              "DEFAULT": any of the events specified in Section 11, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

              "DLJMB": collectively, DLJ Merchant Banking Partners, L.P., DLJ International Partners, C.V., DLJ Offshore Partners, C.V. and DLJ Merchant Banking Funding, Inc.

              "DOLLARS" and "$": dollars in lawful currency of the United States of America.

              "EFFECTIVE DATE": the date on which the conditions precedent set forth in subsection 7.1 shall be satisfied or waived (but in no event later than April 30, 1996).

              "ENVIRONMENTAL LAWS": any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

              "ENVIRONMENTAL PERMITS": all permits, licenses, registrations, notifications, exemptions, and other authorizations required under Environmental Laws.

              "EQUITY INTEREST": Capital Stock and all warrants, options or other rights to acquire Capital Stock, (but excluding any debt security that is convertible into, or exchangeable for, Capital Stock).

              "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

              "EUROCURRENCY RESERVE REQUIREMENTS": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves under any regulations of the Board of Governors or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as

         "Eurocurrency Liabilities" in Regulation D of the Board of
         Governors) maintained by a member bank of the Federal Reserve System.

              "EURODOLLAR BASE RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum equal to the rate at which Chemical is offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of its Eurodollar Loan to be outstanding during such Interest Period.

              "EURODOLLAR LOANS": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

              "EURODOLLAR RATE": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/1,000th of 1%):

                                 EURODOLLAR BASE RATE
                       ----------------------------------------
                       1.00 - Eurocurrency Reserve Requirements

              "EVENT OF DEFAULT": any of the events specified in Section 11, PROVIDED that all requirements for the giving of notice, the lapse of time, or both, and any other conditions, have been satisfied.

              "EXCESS CASH FLOW": for any fiscal year, Consolidated EBITDA for such fiscal year, MINUS (a) to the extent deducted in determining Consolidated Net Income for such fiscal year, Consolidated Interest Expense for such fiscal year, (b) scheduled principal amortization in respect of Consolidated Total Debt (including, without limitation, (i) with respect to the fiscal year in which the Effective Date occurs, the prepayment of the Existing Tranche B Term Loans on the Effective Date and (ii) the aggregate amount of all repayments of Financing Lease Obligations (other than any portion thereof allocable to Consolidated Cash Interest Expense)) during such fiscal year (whether or not such payments are made but after giving effect to reductions in scheduled principal amortization as a result of optional prepayments thereof) and payments (other than with the proceeds of Loans under this Agreement pursuant to subsection 4.5(b) or 4.5(c)) made on account of Reimbursement Obligations in respect of LOC Letter of Credit drawings, (c) the aggregate amount of all prepayments of Revolving Credit Loans to the extent the Revolving Credit Commitments were concurrently reduced by a like amount during such fiscal year,
         (d) Capital Expenditures of the Borrower and its Subsidiaries during such fiscal year, (e) all current Federal, state, local and foreign taxes of the Borrower and its Subsidiaries during such fiscal year,
         (f) an amount equal to any increase in Consolidated Working Capital during such fiscal year (other than increases attributable solely to Asset Sales not involving casualty or condemnation), (g) costs paid in cash during such period in connection with the establishment of Rate Protection Agreements but not deducted in determining Consolidated Net Income for such fiscal year and (h) to the extent added in determining Consolidated Net Income for such fiscal year, all items which did not result from a cash payment to the Borrower or any of its Subsidiaries during such fiscal year, PLUS (x) an amount equal to any decrease in Consolidated Working Capital during such fiscal year (other than decreases in Consolidated Working Capital resulting from Indebtedness permitted under subsection 9.2(g)) and (y) to the extent subtracted in determining Consolidated Net Income for such fiscal year, all items which did not result from a cash payment by the Borrower or any of its Subsidiaries during such fiscal year.

              "EXCHANGE DEBENTURES": exchange debentures, if and when issued, issued pursuant to an exchange debenture indenture in exchange for the Senior Preferred Stock having substantially the same terms as the Senior Preferred Stock and in all respects in form and substance reasonably satisfactory to the Agent.

              "EXISTING BORROWER LEASEHOLD MORTGAGES": collectively, the Leasehold Mortgages described on SCHEDULE 6.8 under the heading "Borrower Leasehold Mortgages", as the same may be amended, supplemented or otherwise modified from time to time.

              "EXISTING BORROWER MORTGAGES": collectively, the Mortgages described on SCHEDULE 6.8 under the heading "Borrower Mortgages", as the same may be amended, supplemented or otherwise modified from time to time.

              "EXISTING CREDIT AGREEMENT": as defined in the recitals to this Agreement.

              "EXISTING LEASEHOLD MORTGAGES": collectively, the Existing Borrower Leasehold Mortgages and the Existing Subsidiary Leasehold Mortgages.

              "EXISTING LENDERS": as defined in the recitals to this Agreement.

              "EXISTING MORTGAGES": collectively, the Existing Borrower Mortgages and the Existing Subsidiary Mortgages.

              "EXISTING SUBSIDIARY LEASEHOLD MORTGAGES": collectively, the Leasehold Mortgages described on SCHEDULE 6.8 under the heading "Subsidiary Leasehold Mortgages", as the same may be amended, supplemented or otherwise modified from time to time.

              "EXISTING SUBSIDIARY MORTGAGES": collectively, the Mortgages described on SCHEDULE 6.8 under the heading "Subsidiary Mortgages", as the may be amended, supplemented or otherwise modified from time to time.

              "EXISTING TRANCHE B TERM LOAN":  as defined in subsection 2.2.

              "EXTENSION OF CREDIT": with respect to any Lender, (a) the making of a Loan by such Lender, (b) if such Lender is a Revolving Credit Lender, the issuance of a Revolving Credit Letter of Credit and
         (c) if such Lender is a LOC Participant, the issuance of a LOC Letter of Credit; with respect to all the Lenders, the "EXTENSIONS OF CREDIT".

              "FDIC": the Federal Deposit Insurance Corporation and any Governmental Authority which succeeds to the powers and functions thereof.

              "FEDERAL FUNDS EFFECTIVE RATE": as defined in the definition of ABR contained in this subsection 1.1.

              "FEEDWATER EQUIPMENT LEASE AGREEMENT": the Lease Agreement dated December 14, 1981 among the Connecticut Bank and Trust Company, as Trustee, General Electric Credit Corporation, as Owner, and Scott, as Lessee.

              "FINAL OFFERING MEMORANDUM": the Offering Memorandum dated December 13, 1994, with respect to the issuance of the Senior Subordinated Notes, the Series A Preferred Stock and certain Warrants, a copy of which has been furnished to each Lender, together with the Preliminary Offering Memorandum.

              "FINANCING LEASE": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

              "FINANCING LEASE OBLIGATIONS": as to any Person, the obligations of such Person to pay rent or other amounts under any Financing Lease; the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

              "FOREIGN SUBSIDIARY": any Subsidiary of the Borrower organized under the laws of any jurisdiction outside the United States of America.

              "GAAP": generally accepted accounting principles in the United States of America in effect from time to time (subject to subsection 1.2(e)).

              "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

              "GUARANTEE": the guarantee contained in Section 10 or the Subsidiaries Guarantee.

              "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the Guaranteeing Person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the Guaranteeing Person has issued a reimbursement, counter indemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, lease, dividend or other obligation (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the Guaranteeing Person, whether or not contingent, (i) to purchase any such Primary Obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such Primary Obligation or (2) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation or (iv) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any Guaranteeing Person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the Primary Obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such Guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such Primary Obligation and the maximum amount for which such Guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such Guaranteeing Person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

              "GUARANTORS": Holdings and each Subsidiary (other than Foreign Subsidiaries) of the Borrower.

              "HAZARDOUS MATERIALS": any petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos and asbestos-containing materials, pollutants, contaminants, and all other materials and substances including but not limited to radioactive materials regulated pursuant to any Environmental Laws or that could result in liability under any Environmental Law.

              "HOLDINGS":  as defined in the Preamble to this Agreement.

              "HOLDINGS PREFERRED STOCK": the 15% Senior Exchangeable Preferred Stock issued by Holdings on the Original Closing Date.

              "HOLDINGS STOCK PLEDGE AGREEMENT": the Amended and Restated Stock Pledge Agreement to be executed and delivered by Holdings, substantially in the form of EXHIBIT E, as the same may be amended, supplemented or otherwise modified from time to time.

              "INDEBTEDNESS":  of any Person at any date, without duplication,
         (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and
         (e) all indebtedness of others of the types described in (a) through
         (d) above secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof (the amount of such indebtedness with respect to such Person being deemed to be the lesser of the value of such property or the amount of indebtedness of others so secured).

              "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

              "INSOLVENT":  pertaining to a condition of Insolvency.

              "INTELLECTUAL PROPERTY":  as defined in subsection 6.9.

              "INTEREST PAYMENT DATE": (a) as to ABR Loans, the last day of each March, June, September and December, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period and (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day which is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period.

              "INTEREST PERIOD":  with respect to any Eurodollar Loan:

                     (i) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and

                    (ii) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto;

         PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

                   (1) if any Interest Period pertaining to a Eurodollar Loan would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

                   (2) no Interest Period that would otherwise extend beyond the Termination Date or beyond the date final payment is due on the Term Loans shall be selected by the Borrower;

                   (3) any Interest Period pertaining to a Eurodollar Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

                   (4) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Eurodollar Loan.

              "INTEREST RATE PROTECTION AGREEMENTS": as to any Person, all interest rate swaps, caps or collar agreements or similar arrangements entered into by such Person providing for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

              "INVESTMENT":  as defined in subsection 9.9.

              "INVESTORS": collectively, Sappi, one or more Subsidiaries of Sappi, DLJMB and UBSCC.

              "ISSUING BANKS": collectively, the LOC Issuing Bank and the Revolving Credit Issuing Bank.

              "L/C FEE PAYMENT DATE": the last day of each March, June, September and December.

              "L/C OBLIGATIONS": collectively, the Revolving Credit L/C Obligations and the LOC Obligations.

              "LEASEHOLD MORTGAGES": the collective reference to the Borrower Leasehold Mortgages and the Subsidiary Leasehold Mortgages.

              "LENDERS":  as defined in the Preamble to this Agreement.

              "LETTERS OF CREDIT": collectively, LOC Letters of Credit and Revolving Credit Letters of Credit.

              "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

              "LOAN": any Tranche A Term Loan, Tranche B Term Loan, Revolving Credit Loan, Swing Line Loan or LOC Loan.

              "LOAN DOCUMENTS": this Agreement, any Notes, the Guarantees, the Applications and the Security Documents.

              "LOAN PARTICIPANT":  as defined in subsection 13.6(b).

              "LOAN PARTIES": the Borrower, Holdings and each Subsidiary of the Borrower which is a party to (or the Capital Stock of which has been pledged pursuant to) a Loan Document.

              "LOC COMMITMENT": with respect to any Lender, its obligation to participate in LOC Letters of Credit and to make LOC Loans pursuant to subsection 4.4 in an amount not to exceed the amount set forth opposite such Lender's name on SCHEDULE 1.1(a) under the heading "LOC Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "LOC COMMITMENTS".

              "LOC COMMITMENT AMOUNT": $170,484,931.48, as such amount may be reduced from time to time pursuant to this Agreement.

              "LOC COMMITMENT PERCENTAGE": as to any LOC Participant at any time, the percentage which (a) the sum of (i) the product of the percentage of the LOC Commitments of all the LOC Participants then constituted by such LOC Participant's LOC Commitment times the aggregate LOC Obligations then outstanding PLUS (ii) such LOC Participant's LOC Loans then outstanding then constitutes of (b) the sum of (i) the aggregate LOC Obligations then outstanding and (ii) the aggregate principal amount of the LOC Loans of all the LOC Participants then outstanding.

              "LOC COMMITMENT PERIOD": the period from and including the Effective Date to but not including the Termination Date or such earlier date on which the LOC Commitments shall terminate as provided herein.

              "LOC FEE PERCENTAGE":  as defined in subsection 4.3(b).

              "LOC ISSUING BANK": Chemical or any of its Affiliates, in its capacity as issuer of any LOC Letter of Credit.

              "LOC LETTERS OF CREDIT":  as defined in paragraph 4.1(a).

              "LOC LOAN":  as defined in subsection 4.5(c).

                                                                           13
              "LOC NOTE":  as defined in subsection 4.6(e).

              "LOC OBLIGATIONS":  at any time, an amount equal to the sum of
         (a) the aggregate then undrawn and unexpired amount of the then outstanding LOC Letters of Credit and (b) the aggregate amount of drawings under LOC Letters of Credit which have not then been reimbursed pursuant to subsection 4.5.

              "LOC PARTICIPANT":  any Lender with a LOC Commitment hereunder.

              "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, operations, property or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

              "MERGER": the merger of SDW Acquisition Corporation with and into the Borrower following the Stock Purchase, with the Borrower as the surviving corporation.

              "MORTGAGED PROPERTY": the real properties acquired by the Loan Parties on the Original Closing Date as specified on SCHEDULE 6.8 hereto.

              "MORTGAGES": collectively, the Borrower Mortgages and the Subsidiary Mortgages.

              "MULTIEMPLOYER PLAN": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

              "MUSKEGON SOLID WASTE BONDS": Michigan Strategic Fund Adjustable Tender Solid Waste Disposal Revenue Bonds (S.D. Warren Company Project) due 2002.

              "NET PROCEEDS": with respect to any Person, (a) with respect to any Asset Sale by such Person, the cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale net of (i) attorneys' fees, accountants' fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, required debt payments (other than pursuant hereto), other customary expenses, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale (other than any Lien in favor of the Agent for the benefit of the Lenders) and brokerage, consultant and other customary fees actually incurred in connection therewith and (ii) taxes paid or payable as a result thereof and (b) with respect to any issuance of equity securities or the incurrence of any Indebtedness by such Person subsequent to the Original Closing Date, the cash proceeds received from such issuance or incurrence net of investment banking fees, legal fees, accountants fees, underwriting discounts and commissions and other customary fees and expenses and other reasonable costs and expenses actually incurred in connection therewith.

              "NEW LENDING OFFICE":  as defined in subsection 5.10(c).

              "NON-EXCLUDED TAXES":  as defined in subsection 5.10.

              "NOTES": collectively, the Swing Line Note, Revolving Credit Notes, Term Notes and LOC Notes, if any.

              "NYUCC": the Uniform Commercial Code as from time to time in effect in the State of New York.

              "OBLIGATIONS": the unpaid principal of and interest on the Loans and all other obligations and liabilities of the Borrower to the Agent and the Lenders (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the other Loan Documents, any Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender permitted under subsection 8.11, any cash management services agreement entered into by the Borrower with any Lender or any Affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or to the Lenders that are required to be paid by the Borrower pursuant to the terms of this Agreement, any other Loan Document or any such Rate Protection Agreement or cash management services agreement entered into by the Borrower with any Lender or any Affiliate of any Lender), PROVIDED that the maximum amount of obligations and liabilities of the Borrower in respect of cash management services agreements entered into by the Borrower with the Lenders or any Affiliates of any Lenders that shall constitute "Obligations" shall not exceed $3,000,000 in the aggregate.

              "OBSOLETE PROPERTY": any property of the Borrower or any of its Subsidiaries which is obsolete, outdated or worn out or the useful life of which has ended, in each case in the good faith determination of the Borrower or any applicable Subsidiary.

              "ORIGINAL CLOSING DATE":  December 20, 1994.

              "ORIGINAL LOC LETTERS OF CREDIT":  as defined in subsection
         4.1(a).

              "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA and any Governmental Authority which succeeds to the powers and functions thereof.

              "PERMITTED RECEIVABLES FINANCING": (i) the Receivables Facility, as may be amended, modified, changed or replaced from time to time pursuant to subsection 9.10(e) or 9.10(f) and/or (ii) any transaction providing for the sale or financing of Receivables and Related Security by the Borrower to SDW Finance and/or by SDW Finance to any Receivables Company or any other Person with customary limited recourse based on the collectability of the Receivables sold; PROVIDED, HOWEVER, that the terms, conditions and structure (including the legal and organizational structure of SDW Finance and the restrictions imposed on its activities) of and the documentation relating to any such transactions entered into after the date hereof must be reasonably acceptable to the Agent.

              "PERSON": an individual, partnership, corporation, business trust, joint stock company, limited liability company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

              "PLAN": at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

              "POWER SALES AGREEMENT": the Power Sales Agreement dated as of January 1, 1982, between The Connecticut Bank and Trust Company, as Owner Trustee, and Scott, as Purchaser, as amended pursuant to Amendment No. 1 thereto, dated as of December 15, 1986.

              "PREFERRED STOCK": collectively, the Series A Preferred Stock, the Series B Preferred Stock and the Holdings Preferred Stock.

              "PRELIMINARY OFFERING MEMORANDUM": the Offering Memorandum dated November 16, 1994, with respect to the issuance of the Senior Subordinated Notes, the Series A Preferred Stock and certain Warrants, a copy of which has been furnished to each Lender.

              "PREPAYMENT ACCOUNT":  as defined in subsection 5.1(d).

              "PRIMARY OBLIGATION": as defined in the definition of "Guarantee Obligation" contained in this subsection 1.1.

              "PROCEEDS":  as defined in the NYUCC.

              "PROPERTIES":  as defined in subsection 6.17.

              "QUALIFIED ASSETS":  as defined in subsection 5.1(c).

              "RATE PROTECTION AGREEMENTS": collectively, any Currency Rate Protection Agreements and Interest Rate Protection Agreements.

              "RECEIVABLE": any indebtedness and other obligations owed to the Borrower or SDW Finance or any right of SDW Finance or the Borrower to payment from or on behalf of an obligor, whether constituting an account, chattel paper, instrument or general intangible, arising in connection with the sale or lease of goods or the rendering of services by the Borrower or SDW Finance, including, without limitation, the obligation to pay any finance charges, fees and other charges with respect thereto.

              "RECEIVABLES COMPANY": Pooled Accounts Receivable Capital Corporation, a Delaware corporation, or any other entity formed for the purpose of purchasing or financing Receivables of the Borrower and/or SDW Finance in connection with any Permitted Receivables Financing.

              "RECEIVABLES FACILITY":  as defined in subsection 7.1(b).

              "RECEIVABLES FACILITY OUTSTANDINGS": at any date of determination, (a) with respect to the Receivables Facility, the aggregate outstanding Investment (as defined in the applicable Receivables Sale Agreement as in effect on the date hereof) at such date of determination and (b) with respect to any other Permitted Receivables Financing, the amount corresponding or equivalent to the aggregate outstanding Investment (as defined in the applicable Receivables Sale Agreement as in effect on the date hereof) at such date of determination.

              "RECEIVABLES SALE AGREEMENT": the collective reference to (a) the Purchase and Contribution Agreement between the Borrower and SDW Finance (as in effect on the date hereof and as may be amended, supplemented, restated, replaced or otherwise modified from time to time pursuant to subsections 9.10(e) or 9.10(f) in connection with any Permitted Receivables Financing) and (b) the Receivables Purchase Agreement among SDW Finance, the Borrower and the Receivables Company (as in effect on the date hereof and as may be amended, supplemented, restated, replaced or otherwise modified from time to time pursuant to subsections 9.10(e) or 9.10(f) in connection with any Permitted Receivables Financing).

              "REGISTER":  as defined in subsection 13.6(d).

              "REGULATION H": Regulation H of the Board of Governors as in effect from time to time.

              "REGULATION U": Regulation U of the Board of Governors as in effect from time to time.

              "REIMBURSEMENT OBLIGATION": the obligation of the Borrower to reimburse (a) the Revolving Credit Issuing Bank pursuant to subsection 3.14(a) for amounts drawn under Revolving Credit Letters of Credit and
         (b) the LOC Issuing Bank pursuant to subsection 4.5(a) for amounts drawn under LOC Letters of Credit.

              "RELATED SECURITY:  with respect to any Receivable,

                     (i) all of the Borrower's or SDW Finance's interest, as the case may be, in any goods (including returned goods), and documentation or title evidencing the shipment or storage of any goods (including returned goods), relating to any sale giving rise to such Receivable;

                    (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable together with all UCC financing statements or similar filings signed by an obligor relating thereto; and

                   (iii) all guaranties, indemnities, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable or otherwise relating to such Receivable.

              "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of
         Section 4241 of ERISA.

              "REPLACEMENT ASSET": any property acquired by the Borrower or any of its Subsidiaries subsequent to the Original Closing Date which replaces Obsolete Property of the same type and utility as the property acquired.

              "REPLACEMENT LOC LETTER OF CREDIT":  as defined in subsection
         4.1(a).

              "REPORTABLE EVENT": any of the events set forth in Section 4043(b) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg. Section 2615.

              "REQUIRED LENDERS": at any time, Lenders the Commitment Percentages of which aggregate more than 50%.

              "REQUIRED LOC PARTICIPANTS": at any time, LOC Participants the LOC Commitment Percentages of which aggregate more than 50%.

              "REQUIRED REVOLVING CREDIT LENDERS": at any time, Revolving Credit Lenders the Revolving Credit Commitment Percentages of which aggregate more than 50%.

              "REQUIRED TRANCHE A LENDERS": at any time, Tranche A Lenders the Tranche A Commitment Percentages of which aggregate more than 50%.

              "REQUIRED TRANCHE B LENDERS": at any time, Tranche B Lenders the Tranche B Commitment Percentages of which aggregate more than 50%.

              "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

              "RESPONSIBLE OFFICER": as to any Person, the chief executive officer and the president of such Person or, with respect to financial matters, the chief financial officer of such Person or, in either case, such other executive officers as may be designated from time to time by such Person in writing to the Agent.

              "RESTRICTED PAYMENTS":  as defined in subsection 9.7.

              "REVOLVING CREDIT COMMITMENT": with respect to any Lender, its obligation to make Revolving Credit Loans and/or issue or participate in Revolving Credit Letters of Credit issued on behalf of the Borrower and/or make or participate in Swing Line Loans made to the Borrower in an amount not to exceed the amount set forth opposite such Lender's name on SCHEDULE 1.1(a) under the heading "Revolving Credit

         Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "REVOLVING CREDIT COMMITMENTS".

              "REVOLVING CREDIT COMMITMENT PERCENTAGE": as to any Revolving Credit Lender at any time, the percentage which (i) the sum of (a) such Revolving Credit Lender's then unused Revolving Credit Commitment PLUS (b) such Revolving Credit Lender's Revolving Credit Loans then outstanding PLUS (c) the product of the percentage of the Revolving Credit Commitments of all the Revolving Credit Lenders then constituted by such Revolving Credit Lender's Revolving Credit Commitment times the sum of (I) the Swing Line Loans then outstanding and (II) the Revolving Credit L/C Obligations then outstanding then constitutes of (ii) the sum of (w) the aggregate outstanding then unused Revolving Credit Commitments of all the Revolving Credit Lenders PLUS (x) the aggregate principal amount of Revolving Credit Loans of all the Revolving Credit Lenders then outstanding PLUS (y) the aggregate Revolving Credit L/C Obligations then outstanding PLUS
         (z) the Swing Line Loans then outstanding.

              "REVOLVING CREDIT COMMITMENT PERIOD": the period from and including the Effective Date to but not including the Termination Date or such earlier date on which the Revolving Credit Commitments shall terminate as provided herein.

              "REVOLVING CREDIT FEE PERCENTAGE":  as defined in subsection
         3.12(b).

              "REVOLVING CREDIT ISSUING BANK": Chemical or any of its Affiliates, in its capacity as issuer of any Revolving Credit Letter of Credit.

              "REVOLVING CREDIT L/C COMMITMENT":  $75,000,000.

              "REVOLVING CREDIT L/C OBLIGATIONS": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Revolving Credit Letters of Credit and (b) the aggregate amount of drawings under Revolving Credit Letters of Credit which have not been reimbursed pursuant to subsection 3.14.

              "REVOLVING CREDIT L/C PARTICIPANTS": collectively, all the Revolving Credit Lenders other than the Revolving Credit Issuing Bank.

              "REVOLVING CREDIT LENDER": any Lender with an unused Revolving Credit Commitment hereunder and/or any Revolving Credit Loans outstanding hereunder; collectively, the "REVOLVING CREDIT LENDERS".

              "REVOLVING CREDIT LETTERS OF CREDIT": collectively, Commercial Letters of Credit and Standby Letters of Credit.

              "REVOLVING CREDIT LOANS":  as defined in subsection 3.1(a).

              "REVOLVING CREDIT NOTE":  as defined in subsection 3.5(e).

              "SALE/LEASEBACK TRANSACTION":  as defined in subsection 9.12.

              "SAPPI": Sappi Limited, a corporation organized under the laws of the Republic of South Africa.

              "SCOTT":    Scott Paper Company, a Pennsylvania corporation.

              "SDW FINANCE":  S.D. Warren Finance Co., a Delaware corporation.

              "SEC": the Securities and Exchange Commission or any Governmental Authority which succeeds to the powers and functions thereof.

              "SECURITY AGREEMENTS": collectively, the Borrower Security Agreement and the Subsidiary Security Agreements.

              "SECURITY DOCUMENTS": collectively, the Leasehold Mortgages, the Mortgages, the Security Agreements, the Borrower Patent and Trademark Security Agreement, the Stock Pledge Agreements, and all other security documents hereafter delivered to the Agent granting a Lien on any asset or assets of any Person to secure the Obligations or to secure any guarantee of any such Obligations and, including, without limitation, any such document delivered pursuant to subsection 8.10.

              "SENIOR PREFERRED STOCK": the Series A Preferred Stock and the Series B Preferred Stock.

              "SENIOR SUBORDINATED NOTE INDENTURE": the Indenture, dated as of December 20, 1994, between the Borrower and The Bank of New York, as Trustee, as the same may be amended, supplemented or otherwise modified from time to time in accordance with subsection 9.10.

              "SENIOR SUBORDINATED NOTES": the 12% Series A Senior Subordinated Notes due 2004 issued pursuant to the Senior Subordinated
         Note Indenture.

              "SERIES A PREFERRED STOCK": the 14% Series A Senior Exchangeable Preferred Stock due 2006 issued by the Borrower on the Original Closing Date.

              "SERIES B PREFERRED STOCK": the 14% Series B Senior Exchangeable Preferred Stock due 2006 issuable by the Borrower in exchange for the Series A Preferred Stock as set forth in the Final Offering Memorandum.

              "SHAREHOLDERS AGREEMENT": the Shareholders Agreement dated as of December 20, 1994, among Holdings, the Borrower, Sappi, one or more Subsidiaries of Sappi, DLJMB and UBSCC, as the same may be amended, supplemented or otherwise modified.

              "SINGLE EMPLOYER PLAN": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

              "SOLVENT": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount that will be required to pay all "liabilities of such Person, contingent or otherwise", as of such date (as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors) as such debts become absolute and matured, (b) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (c) such Person will be able to pay its debts as they mature, taking into account the timing of and amounts of cash to be received by such Person and the timing of and amounts of cash to be payable on or in respect of indebtedness of such Person; in each case after giving effect to (A) as of the Effective Date the making of the extensions of credit to be made on the Effective Date and to the application of the proceeds of such extensions of credit and (B) on any date after the Effective Date, the making of any extension of credit to be made on such date, and to the application of the proceeds of such extension of credit. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

              "STANDBY LETTER OF CREDIT":  as defined in subsection
         3.10(b)(i)(1).

              "STOCK PLEDGE AGREEMENTS": collectively, the Borrower Stock Pledge Agreement, the Holdings Stock Pledge Agreement and the Subsidiary Stock Pledge Agreements.

              "STOCK PURCHASE": the purchase of all of the issued and outstanding capital stock of the Borrower pursuant to the Stock Purchase Agreement.

              "STOCK PURCHASE AGREEMENT": Stock Purchase Agreement, dated as of October 8, 1994, among Scott Paper Company, Sappi and SDW Acquisition Corporation.

              "SUBSIDIARIES GUARANTEE": the Amended and Restated Guarantee to be executed and delivered by each Subsidiary, substantially in the form of EXHIBIT F, as the same may be amended, supplemented or otherwise modified from time to time.

              "SUBSIDIARY": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

              "SUBSIDIARY LEASEHOLD MORTGAGE": (a) each Existing Subsidiary Leasehold Mortgage and (b) each Leasehold Mortgage executed and delivered by a Subsidiary, substantially in the form of EXHIBIT G or in such other form as the Agent shall reasonably require, with respect to each lease of real property entered into after the Effective Date for which a Leasehold Mortgage is granted pursuant to subsection 8.10, as the same may be amended, supplemented or otherwise modified from time to time.

              "SUBSIDIARY MORTGAGE":  (a) each Existing Subsidiary Mortgage and
         (b) each Mortgage executed and delivered by a Subsidiary, substantially in the form of EXHIBIT H or in such other form as the Agent shall reasonably require, with respect to each parcel of After-Acquired Mortgage Property for which a mortgage is granted to the Agent pursuant to subsection 8.10, as the same may be amended, supplemented or otherwise modified from time to time.

              "SUBSIDIARY SECURITY AGREEMENT": the Amended and Restated Security Agreement to be executed and delivered by each Subsidiary in favor of the Agent, substantially in the form of EXHIBIT I, as the same may be amended, supplemented or otherwise modified from time to time.

              "SUBSIDIARY SECURITY DOCUMENTS": collectively, the Subsidiary Leasehold Mortgages, the Subsidiary Mortgages, the Subsidiary Security Agreements and the Subsidiary Stock Pledge Agreements.

              "SUBSIDIARY STOCK PLEDGE AGREEMENT": the Amended and Restated Stock Pledge Agreement to be executed and delivered by each Subsidiary, substantially in the form of EXHIBIT J, as the same may be amended, supplemented or otherwise modified from time to time.

              "SUPPORTED OBLIGATIONS": at any time with respect to the Assumed Financings, an amount equal to the sum of (a) all payments required to be made by Scott at or after such time under the Power Sales Agreement and the Feedwater Equipment Lease Agreement for which a release has not been obtained from General Electric Capital Corporation, PLUS (b) the sum of: (i) the then outstanding principal of the bonds issued under the Bond Financings (other than the Muskegon Solid Waste Bonds), PLUS (ii) the premium, if any, payable on such bonds upon optional redemption thereof (or, if such bonds are not then subject to optional redemption, on the first optional redemption date), PLUS (iii) one year's interest on such bonds, PLUS (iv) if such bonds are not then subject to optional redemption, an amount equal to interest in excess of one year's interest that will accrue on such bonds until the first date such bonds are subject to optional redemption; as to each Assumed Financing, a "SUPPORTED OBLIGATION".

              "SWING LINE COMMITMENT": the obligation of the Swing Line Lender to make Swing Line Loans pursuant to subsection 3.6 in an aggregate amount at any one time outstanding not to exceed $25,000,000.

              "SWING LINE LENDER":  as defined in subsection 3.6.

              "SWING LINE LOAN PARTICIPATION CERTIFICATE": a certificate substantially in the form of EXHIBIT K.

              "SWING LINE LOANS":  as defined in subsection 3.6.

              "SWING LINE NOTE":  as defined in subsection 3.7(e).

              "SWING LINE PARTICIPATION AMOUNT":  as defined in subsection
         3.9(b).

              "TERMINATION DATE": the seventh anniversary of the Original Closing Date.

              "TERM LOAN": a Tranche A Term Loan or a Tranche B Term Loan, as the context shall require; collectively, the "TERM LOANS".

              "TERM LOAN COMMITMENT PERCENTAGE": as to any Term Loan Lender at any time, the percentage of the Term Loan Commitments then constituted by such Term Loan Lender's Term Loan Commitments (or, after the Term Loans are made, the percentage of the aggregate Term Loans then constituted by such Term Loan Lender's Term Loans).

              "TERM LOAN COMMITMENTS": collectively, the Tranche A Commitments and the Tranche B Commitments; individually, a "TERM LOAN COMMITMENT".

              "TERM LOAN LENDER": any Lender with an unused Term Loan Commitment hereunder and/or any Term Loans outstanding hereunder; collectively, the "TERM LOAN LENDERS".

              "TERM NOTE": a Tranche A Term Note or a Tranche B Term Note, as the context shall require; collectively, the "TERM NOTES".

              "TIMBER": at any time, all trees, timber, including, without limitation, standing timber and crops located on or planted or growing in the soil of any real property, or any part or parcel thereof, and any and all severed timber from time to time located on such real property.

              "TIMBERLAND PROPERTY": any real property on which Timber is located.

              "TIMBERLANDS": at any time, all Timberland Property owned or leased by the Borrower or any of its Subsidiaries in which a security interest is purported or required to have been granted pursuant to the Security Documents at such time.

              "TRANCHE": collectively, Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day); Tranches may be identified as "EURODOLLAR TRANCHES".

              "TRANCHE A COMMITMENT": as to any Lender, its obligation to make a Tranche A Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in SCHEDULE 1.1(a) under the heading "Tranche A Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all such Lenders, the "TRANCHE A COMMITMENTS".

              "TRANCHE A COMMITMENT PERCENTAGE": as to any Tranche A Lender at any time, the percentage of the Tranche A Commitments then constituted by such Tranche A Lender's Tranche A Commitment (or, after the Tranche A Term Loans are made, the percentage of the aggregate Tranche A Term Loans then constituted by such Tranche A Lender's Tranche A Term
         Loan).

              "TRANCHE A LENDER": any Lender with an unused Tranche A Commitment hereunder and/or any Tranche A Term Loans outstanding hereunder; collectively, the "TRANCHE A LENDERS".

              "TRANCHE A TERM LOAN":  as defined in subsection 2.1(a).

              "TRANCHE A TERM NOTE":  as defined in subsection 2.5(d)(i).

              "TRANCHE B COMMITMENT": as to any Lender, its obligation to make a Tranche B Term Loan to the Borrower in an amount equal to the amount set forth opposite such Lender's name in SCHEDULE 1.1(A) under the heading "Tranche B Commitment", as such amount may be reduced from time to time pursuant to this Agreement or as such amount may be adjusted from time to time pursuant to subsection 13.6; collectively, as to all the such Lenders, the "TRANCHE B COMMITMENTS".

              "TRANCHE B COMMITMENT PERCENTAGE": as to any Tranche B Lender at any time, the percentage of the Tranche B Commitments then constituted by such Tranche B Lender's Tranche B Commitment (or, after the Tranche B Term Loans are made, the percentage of the aggregate Tranche B Term Loans then constituted by such Tranche B Lender's Tranche B Term
         Loan).

              "TRANCHE B ESCROW ACCOUNT":  as defined in subsection 5.1(e).

              "TRANCHE B LENDER": any Lender with an unused Tranche B Commitment hereunder and/or any Tranche B Term Loans outstanding hereunder; collectively, the "TRANCHE B LENDERS".

              "TRANCHE B MANDATORY PREPAYMENT DATE": as defined in subsection 5.1(e).

              "TRANCHE B MATURITY DATE": the eighth anniversary of the Original Closing Date.

              "TRANCHE B PREPAYMENT AMOUNT":  as defined in subsection 5.1(e).

              "TRANCHE B PREPAYMENT OPTION NOTICE": as defined in subsection 5.1(e).

              "TRANCHE B TERM LOAN":  as defined in subsection 2.1(b).

              "TRANCHE B TERM NOTE":  as defined in subsection 2.5(d)(ii).

              "TRANSFEREE":  as defined in subsection 13.6(f).

              "TYPE": as to any Loan, its nature as an ABR Loan or a Eurodollar Loan.

              "UBSCC":  UBS Capital Corporation, a New York corporation.

              "UNIFORM CUSTOMS": the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be amended from time to time.

              "WARRANTS":  warrants to purchase shares of Common Stock.

         1.2 OTHER DEFINITIONAL PROVISIONS; FINANCIAL CALCULATIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

         (b) As used herein and in any Notes, and any certificate or other document made or delivered pursuant hereto, accounting terms relating to the Borrower and its Subsidiaries not defined in subsection 1.1 and accounting terms partly defined in subsection 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

         (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, subsection, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         (e) Notwithstanding anything to the contrary herein, for purposes of making all calculations in connection with the covenants contained in Section 9, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP consistently applied as in effect on the date of this Agreement. In the event of any material difference at any time between GAAP in effect on the date of this Agreement and GAAP from time to time in effect, the certificate of a Responsible Officer required pursuant to subsection 8.2(b)(ii) shall include a reconciliation of the calculations required thereby with the financial statements being delivered with such certificate.


                SECTION 2.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

         2.1 TERM LOANS. Subject to the terms and conditions hereof, (a) each Tranche A Lender severally agrees (a) to make a term loan (a "TRANCHE A TERM LOAN") to the Borrower on the Effective Date in an amount equal to the Tranche A Commitment of such Tranche A Lender and (b) each Tranche B Lender severally agrees to make a term loan (a "TRANCHE B TERM LOAN") to the Borrower on the Effective Date in an amount equal to the Tranche B Commitment of such Tranche B Lender. The Term Loans may from time to time be (a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 2.2 and 5.2.

         2.2 PROCEDURE FOR TERM LOAN BORROWING. The Borrower hereby requests a Tranche A Term Loan borrowing on the Effective Date in an amount equal to the aggregate amount of the Tranche A Commitments of the Tranche A Lenders and a Tranche B Term Loan borrowing on the Effective Date in an amount equal to the aggregate amount of the Tranche B Commitments of the Tranche B Lenders. The Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 12:00 Noon, New York City time, three Business Days prior to the Effective Date), if all or any part of the Term Loans are to be initially Eurodollar Loans, specifying (a) the amount of Term Loans which are initially to be Eurodollar Loans and (b) the respective amounts thereof and the lengths of the initial Interest Periods therefor. To the extent that the Borrower does not deliver a notice pursuant to the immediately preceding sentence, the Term Loans shall initially be ABR Loans. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Term Loan Lender thereof. Each Term Loan Lender will make the amount of its PRO RATA share of the Term Loans available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 prior to 10:00 A.M., New York City time, on the Effective Date in Dollars and in funds immediately available to the Agent, PROVIDED that to the extent a Tranche B Lender has a Tranche B Term Loan outstanding under the Existing Credit Agreement (an "EXISTING TRANCHE B TERM LOAN"), such Tranche B Lender may, at its option, elect to have its Existing Tranche B Term Loan be a Tranche B Term Loan under this Agreement to the extent the principal amount of such Existing Tranche B Term Loan does not exceed the Tranche B Commitment of such Tranche B Lender and such Tranche B Lender shall be deemed to have made a Tranche B Term Loan on the Effective Date in an amount equal to the principal amount of such Tranche B Term Loan. The Agent shall credit the account of the Borrower by 11:00 A.M., New York City time, on the Effective Date, on the books of such office of the Agent or such other account as specified by the Borrower with the aggregate of the amounts made available to the Agent by the Term Loan Lenders and in like funds as received by the Agent.

         2.3 REPAYMENT OF TRANCHE A TERM LOANS. The Borrower hereby unconditionally promises to pay to the Agent for the account of the Tranche A Lenders the principal amount of the Tranche A Term Loans made by such Tranche A Lenders in twelve consecutive semi-annual installments, payable on the last day of June and December of each year commencing June 30, 1996, each of which installments on any such date shall be in an amount equal to 50% of the amount set forth below opposite the year in which such date occurs (or such earlier date on which the Tranche A Term Loans become due and payable pursuant to
Section 11), PROVIDED that (a) as a result of payments made under the Existing Credit Agreement, no installment shall be payable on June 30, 1996 and the installment payable on December 31, 1996 shall be in an amount equal to 100% of the amount set forth below opposite the year in which such date occurs and (b) the final installment of the Tranche A Term Loans shall be payable on the Termination Date:

    Year                            Amount
    ----                            ------

    1996                          $16,357,776.71
    1997                          $46,736,504.88
    1998                          $51,410,155.36
    1999                          $51,410,155.36
    2000                          $51,410,155.36
    2001                          $51,410,155.36

The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Tranche A Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         2.4 REPAYMENT OF TRANCHE B TERM LOANS. The Borrower hereby unconditionally promises to pay to the Agent for the account of the Tranche B Lenders the principal amount of the Tranche B Term Loans made by such Tranche B Lenders in fourteen consecutive semi-annual installments, payable on the last day of June and December of each year commencing June 30, 1996, each of which installments on any such date shall be in an amount equal to 50% of the amount set forth below opposite the year in which such date occurs (or such earlier date on which the Tranche B Term Loans become due and payable pursuant to
Section 11), PROVIDED that the final installment of the Tranche B Term Loans shall be payable on the Tranche B Maturity Date:

    Year                             Amount
    ----                             ------

    1996                          $  2,643,294.12
    1997                          $  2,643,294.12
    1998                          $  2,643,294.12
    1999                          $  2,643,294.12
    2000                          $ 13,216,470.64
    2001                          $ 35,243,921.72
    2002                          $127,323,295.04

The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Tranche B Term Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         2.5 EVIDENCE OF TERM LOAN DEBT. (a) Each Term Loan Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Term Loan Lender resulting from the Tranche A Term Loan and/or Tranche B Term Loan made by such Term Loan Lender from time to time, including the amounts of principal and interest payable and paid to such Term Loan Lender from time to time under this Agreement.

         (b) The Agent shall record in the Register, with separate subaccounts therein for each Term Loan Lender,(i) the amount of each Tranche A Term Loan and Tranche B Term Loan made hereunder, the Type thereof and, in the case of Eurodollar Loans, each Interest Period applicable thereto,(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Term Loan Lender hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Term Loan Lender's share thereof, if any.

         (c) The entries made in the Register and the accounts of each Term
Loan Lender maintained pursuant to subsections 2.5(a) and 2.5(b) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Term Loan Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Tranche A Term Loan and/or Tranche B Term Loan made to the Borrower by such Term Loan Lender in accordance with the terms of this Agreement.

         (d) The Borrower agrees that, upon the request to the Agent by any Term Loan Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to such Term Loan Lender (i) if such Term Loan Lender is a Tranche A Lender, a promissory note of the Borrower dated the Effective Date evidencing the Tranche A Term Loans made by such Tranche A Lender, substantially in the form of EXHIBIT L (a "TRANCHE A TERM NOTE"), payable to the order of such Tranche A Lender and in a principal amount equal to, in the case of Tranche A Term Notes issued on the Effective Date, the lesser of (A) the initial Tranche A Commitment of such Tranche A Lender or (B) the unpaid principal amount of the Tranche A Term Loan made by such Tranche A Lender, and, in the case of Tranche A Term Notes issued after the Effective Date, the unpaid principal amount of the Tranche A Term Loan made by such Tranche A Lender and/or
(ii) if such Term Loan Lender is a Tranche B Lender, a promissory note of the Borrower dated the Effective Date evidencing the Tranche B Term Loan made by such Tranche B Lender, substantially in the form of EXHIBIT M (a "TRANCHE B TERM NOTE"), payable to the order of such Tranche B Lender and in a principal amount equal to, in the case of Tranche B Term Notes issued on the Effective Date, the lesser of (A) the initial Tranche B Commitment of such Tranche B Lender or (B) the unpaid principal amount of the Tranche B Term Loan made by such Tranche B Lender and, in the case of Tranche B Term Notes issued after the Effective Date, the unpaid principal amount of the Tranche B Term Loan made by such Tranche B Lender. Each Term Loan Lender is hereby authorized to record the date, Type and amount of each Tranche A Term Loan or Tranche B Term Loan, as the case may be, made by such Term Loan Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Tranche A Term Note or Tranche B Term Note, as the case may be, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, PROVIDED that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Tranche A Term Loans and/or Tranche B Term Loans made to the Borrower in accordance with the terms of this Agreement.

             SECTION 3.  AMOUNT AND TERMS OF REVOLVING CREDIT COMMITMENTS

         3.1 REVOLVING CREDIT COMMITMENTS. (a) Subject to the terms and conditions hereof, each Revolving Credit Lender severally agrees to make revolving credit loans ("REVOLVING CREDIT LOANS") to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Revolving Credit Lender's Revolving Credit Commitment Percentage of (i) the then outstanding Swing Line Loans and (ii) the then outstanding Revolving Credit L/C Obligations, does not exceed the amount of such Revolving Credit Lender's Revolving Credit Commitment. During the Revolving Credit Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof.

         (b)  The Revolving Credit Loans may from time to time be (i)
Eurodollar Loans,(ii) ABR Loans or (iii) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsections 3.2 and 5.2, PROVIDED that no Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Termination Date.

         3.2 PROCEDURE FOR REVOLVING CREDIT BORROWING. The Borrower may borrow under the Revolving Credit Commitments during the Revolving Credit Commitment Period on any Business Day, PROVIDED that the Borrower shall give the Agent irrevocable notice (which notice must be received by the Agent prior to 12:00 Noon, New York City time,(a) three Business Days prior to the requested Borrowing Date, if all or any part of the requested Revolving Credit Loans are to be initially Eurodollar Loans, or (b) prior to 12:00 Noon, New York City time, one Business Day prior to the requested Borrowing Date, otherwise), specifying (i) the amount to be borrowed, (ii)the requested Borrowing Date,(iii) whether the borrowing is to be of Eurodollar Loans, ABR Loans or a combination thereof and (iv) if the borrowing is to be entirely or partly of Eurodollar Loans, the respective amounts of each such Type of Loan and the lengths of the initial Interest Periods therefor. Each borrowing under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of ABR Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then Available Revolving Credit Commitments are less than $10,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Upon receipt of any such notice from the Borrower, the Agent shall promptly notify each Revolving Credit Lender thereof. Each Revolving Credit Lender will make the amount of its pro rata share of each borrowing available to the Agent for the account of the Borrower at the office of the Agent specified in subsection
13.2 prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Agent. Such borrowing will then be made available to the Borrower by the Agent crediting the account of the Borrower on the books of such office prior to 1:00 P.M., New
York City time, on such Borrowing Date with the aggregate of the amounts made available to the Agent by the Lenders and in like funds as received by the Agent.

         3.3 COMMITMENT FEE. The Borrower agrees to pay to the Agent for the account of each Revolving Credit Lender a commitment fee for the period from and including the first day of the Revolving Credit Commitment Period to the Termination Date, computed at the rate of 3/8 of 1% per annum on the average daily amount of the unused Revolving Credit Commitment of such Revolving Credit Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Termination Date or such earlier date as the Revolving Credit Commitments shall terminate as provided herein, commencing on the first of such dates to occur after the date hereof, PROVIDED that, from and after September 30, 1996, the commitment fee will be adjusted, if required, on each Adjustment Date, to the rate set forth on ANNEX A hereto opposite the level for which the Consolidated Leverage Ratio for the 12-month period ended on the date of the financial statements relating to such Adjustment Date as determined based upon such financial statements satisfies the corresponding criteria set forth under the heading "Consolidated Leverage Ratio" and PROVIDED, FURTHER, that, in the event that the financial statements required to be delivered pursuant to subsection 8.1(a) or 8.1(b), as applicable, and the related certificate required pursuant to subsection 8.2(b), are not delivered when due, then if such financial statements are not delivered prior to the date upon which the resultant Default shall become an Event of Default, then, effective upon such Default becoming an Event of Default, during the period from the date upon which such financial statements were required to be delivered until one Business Day following the date upon which they actually are delivered, the commitment fee shall be 1/2 of 1%.

         3.4 TERMINATION OR REDUCTION OF COMMITMENTS. The Borrower shall have the right, upon not less than one Business Day's prior notice to the Agent, to terminate the Revolving Credit Commitments or, from time to time, to reduce the amount of the Revolving Credit Commitments, PROVIDED that no such termination or reduction shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans made on the effective date thereof, the aggregate principal amount of the Revolving Credit Loans then outstanding, when added to the then outstanding Revolving Credit L/C Obligations and Swing Line Loans, would exceed the Revolving Credit Commitments then in effect. Any such reduction shall be in an amount equal to $3,000,000 or a whole multiple of $1,000,000 in excess thereof and shall reduce permanently the Revolving Credit Commitments then in effect.

         3.5 REPAYMENT OF REVOLVING CREDIT LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of each Revolving Credit Lender the then unpaid principal amount of each Revolving Credit Loan of such Revolving Credit Lender on the Termination Date (or such earlier date on which the Revolving Credit Loans become due and payable pursuant to Section 11). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Revolving Credit Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         (b) Each Revolving Credit Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Revolving Credit Lender resulting from each Revolving Credit Loan of such Revolving Credit Lender from time to time, including the amounts of principal and interest payable and paid to such Revolving Credit Lender from time to time under this Agreement.

         (c) The Agent shall record in the Register, with separate subaccounts for each Revolving Credit Lender, (i)the amount and Borrowing Date of each Revolving Credit Loan made hereunder, the Type thereof and each Interest Period applicable thereto,(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Revolving Credit Lender hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each Revolving Credit Lender's share thereof.

         (d) The entries made in the Register and the accounts of each Revolving Credit Lender maintained pursuant to subsections 3.5(a) and 3.5(b) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Revolving Credit Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to such Borrower by such Revolving Credit Lender in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Agent by any Revolving Credit Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to such Revolving Credit Lender a promissory note of the Borrower dated the Effective Date evidencing the Revolving Credit Loans of such Revolving Credit Lender, substantially in the form of EXHIBIT N with appropriate insertions as to date and principal amount (a "REVOLVING CREDIT NOTE"). Each Revolving Credit Lender is hereby authorized to record the date, Type and amount of each Revolving Credit Loan made by such Revolving Credit Lender, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of its Revolving Credit Note, and any such recordation shall, to the extent permitted by applicable law, constitute PRIMA FACIE evidence of the accuracy of the information so recorded, PROVIDED that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Revolving Credit Loans made to the Borrower in accordance with the terms of this Agreement.

         3.6 SWING LINE COMMITMENT. Subject to the terms and conditions hereof, Chemical (in such capacity, the "SWING LINE LENDER") agrees to make a portion of the Revolving Credit Commitments available to the Borrower during the Revolving Credit Commitment Period by making swing line loans ("SWING LINE LOANS") to the Borrower in an aggregate principal amount not to exceed at any one time outstanding the Swing Line Commitment; PROVIDED that (a) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect and (b) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the Aggregate Revolving Credit Outstandings of all the Lenders would exceed the Revolving Credit Commitments at such time. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, Swing Line Loans all in accordance with the terms and conditions hereof. Swing Line Loans may be ABR Loans only.

         3.7 REPAYMENT OF SWING LINE LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of the Swing Line Lender the then unpaid principal amount of the Swing Line Loans on the Termination Date (or such earlier date on which the Swing Line Loans become due and payable pursuant to Section 11). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Swing Line Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         (b) The Swing Line Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Swing Line Lender resulting from the Swing Line Loans made by the Swing Line Lender from time to time, including the amounts of principal and interest payable and paid to the Swing Line Lender from time to time under this Agreement.

         (c) The Agent shall record in the Register (i) the amount and Borrowing Date of each Swing Line Loan made hereunder,(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to the Swing Line Lender hereunder and (iii) the amount of any sum received by the Agent hereunder in respect of Swing Line Loans.

         (d) The entries made in the Register pursuant to subsection 3.7(c) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of the Swing Line Lender or the Agent to maintain the Register, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made to the Borrower by the Swing Line Lender in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Agent by the Swing Line Lender, which request is communicated to the Borrower, the Borrower will execute and deliver to the Swing Line Lender a promissory note of the Borrower, dated the Effective Date, evidencing the Swing Line Loans of the Swing Line Lender, substantially in the form of EXHIBIT O with appropriate insertions as to date and principal amount (a "SWING LINE NOTE"). The Swing Line Lender is hereby authorized to record the date and amount of each Swing Line Loan made by the Swing Line Lender and the date and amount of each payment or prepayment of principal thereof on the schedule annexed to and constituting a part of the Swing Line Note, and any such recordation shall, to the extent permitted by applicable law, constitute
PRIMA FACIE evidence of the accuracy of the information so recorded, PROVIDED that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Swing Line Loans made to the Borrower by the Swing Line Lender in accordance with the terms of this Agreement.

         3.8 PROCEDURE FOR BORROWING SWING LINE LOANS. Whenever the Borrower desires that the Swing Line Lender make Swing Line Loans under subsection 3.6, it shall give the Swing Line Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swing Line Lender not later than 1:00 P.M., New York City time, on the proposed Borrowing
Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Credit Commitment Period). Each borrowing under the Swing Line Commitment shall be in a minimum amount of $500,000. Not later than 2:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swing Line Loans, the Swing Line Lender shall make available to the Agent for the account of the Borrower at the office of the Agent specified in subsection 13.2 an amount in immediately available funds equal to the amount of the Swing Line Loan to be made by the Swing Line Lender. The Agent shall make the proceeds of such Swing Line Loan available to the Borrower not later than 3:00 p.m., New York City time, on such Borrowing Date by crediting the account of the Borrower, on the books of such office, such proceeds in immediately available funds.

         3.9 SWING LINE LOAN PARTICIPATIONS. (a) Notwithstanding anything herein to the contrary, the Swing Line Lender shall not be obligated to make any Swing Line Loans if a Default under Section 11(a) or an Event of Default shall have occurred and be continuing. The Swing Line Lender shall notify the Borrower of such election not to make any Swing Line Loans unless the Event of Default is of the type specified in Section 11(f).

         (b) If prior to the repayment of any Swing Line Loan, one of the events described in Section 11(f) shall have occurred, each Revolving Credit Lender shall purchase an undivided participating interest in an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Swing Line Loans then outstanding (the "SWING LINE PARTICIPATION AMOUNT"). On the date of such purchase, each Revolving Credit Lender shall transfer to the Swing Line Lender, in immediately available funds, such Revolving Credit Lender's Swing Line Participation Amount and upon receipt thereof the Swing Line Lender shall deliver to such Revolving Credit Lender a Swing Line Loan Participation Certificate dated the date of the Swing Line Lender's receipt of such funds and in an amount equal to such Revolving Credit Lender's Swing Line Participation Amount.

         (c) Whenever, at any time after the Swing Line Lender has received from any Revolving Credit Lender such Revolving Credit Lender's Swing Line Participation Amount, the Swing Line Lender receives any payment on account of the Swing Line Loans, the Swing Line Lender will distribute to such Revolving Credit Lender its PRO RATA share of such payment (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Credit Lender's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Swing Line Lender is required to be returned, such Revolving Credit Lender will return to the Swing Line Lender any portion thereof previously distributed to it by the Swing Line Lender.

         (d) Each Revolving Credit Lender's obligation to purchase participating interests pursuant to subsection 3.9(b) shall be absolute and unconditional and shall not be affected by any circumstance, including, without limitation, (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Credit Lender or the Borrower may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default or an Event of Default; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by any of the Loan Parties or any other Lender; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         3.10 L/C COMMITMENT. (a) Subject to the terms and conditions hereof, the Revolving Credit Issuing Bank, in reliance on the agreements of the other Revolving Credit Lenders set forth in subsection 3.13(a), agrees to issue Revolving Credit Letters of Credit for the account of the Borrower on any Business Day during the Revolving Credit Commitment Period in such form as may be approved from time to time by the Revolving Credit Issuing Bank; PROVIDED that the Revolving Credit Issuing Bank shall have no obligation to, and shall not, issue any Revolving Credit Letter of Credit if, after giving effect to such issuance,(i) the Revolving Credit L/C Obligations would exceed the Revolving Credit

L/C Commitment or (ii) the Available Revolving Credit Commitments would be less than zero. Revolving Credit Letters of Credit issued under the Existing Credit Agreement and outstanding as of the Effective Date shall be deemed to be issued under this Agreement on the Effective Date by the Revolving Credit Issuing Bank and shall be Revolving Credit Letters of Credit for all purposes of this Agreement.

         (b) Each Revolving Credit Letter of Credit shall:

              (i) be denominated in Dollars and shall be either (1) a standby letter of credit issued to support obligations of the Borrower, contingent or otherwise, in connection with the working capital and business needs (including the needs contemplated by subsections 9.3(c) and (d)) of the Borrower in the ordinary course of business (a "STANDBY LETTER OF CREDIT") or (2) a commercial letter of credit issued in respect of the purchase of goods or services by the Borrower and its Subsidiaries in the ordinary course of business (a "COMMERCIAL LETTER OF CREDIT"); and

              (ii) expire no later than the earlier of (A) five Business Days prior to the Termination Date and (B) one year after the date of issuance thereof, PROVIDED that, subject to clause (A) above, any such Revolving Credit Letter of Credit may, at the request of the Borrower as set forth in the applicable Application or prior to expiration thereof, be automatically renewed on each anniversary of the issuance thereof for an additional period of one year unless the Revolving Credit Issuing Bank shall have given 60 days prior written notice to the Borrower and the beneficiary of such Revolving Credit Letter of Credit that such Revolving Credit Letter of Credit will not be renewed.

         (c) Each Revolving Credit Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

         (d) The Revolving Credit Issuing Bank shall not at any time be obligated to issue any Revolving Credit Letter of Credit hereunder if such issuance would conflict with, or cause the Revolving Credit Issuing Bank or any Revolving Credit L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

         3.11 PROCEDURE FOR ISSUANCE OF REVOLVING CREDIT LETTERS OF CREDIT.
The Borrower may from time to time request that the Revolving Credit Issuing Bank issue a Revolving Credit Letter of Credit by delivering to the Revolving Credit Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the Revolving Credit Issuing Bank, and such other certificates, documents and other papers and information as the Revolving Credit Issuing Bank may request. The Revolving Credit Issuing Bank shall notify the Revolving Credit Lenders promptly of the receipt of any request pursuant to the immediately preceding sentence. Upon receipt of any Application, the Revolving Credit Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Revolving Credit Letter of Credit requested thereby (but in no event shall the Revolving Credit Issuing Bank be required to issue any Revolving Credit Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Revolving Credit Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Revolving Credit Issuing Bank and the Borrower. The Revolving Credit Issuing Bank shall furnish a copy of such Revolving Credit Letter of Credit to the Agent and the Borrower promptly following the issuance thereof.

         3.12 FEES, COMMISSIONS AND OTHER CHARGES. (a) The Borrower shall pay to the Agent, for the account of the Revolving Credit Issuing Bank, a fronting fee with respect to each Revolving Credit Letter of Credit, computed for the period from the date of issuance of such Revolving Credit Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment Date to occur thereafter at a rate per annum to be agreed upon by the Borrower and the Revolving Credit Issuing Bank, calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such Revolving Credit Letter of Credit during the period for which such fee is calculated. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such Revolving Credit Letter of Credit and on the Termination Date and shall be nonrefundable.

         (b) The Borrower shall pay to the Agent, for the account of the Revolving Credit L/C Participants, a letter of credit commission with respect to each Revolving Credit Letter of Credit, computed for the period from the date of issuance of such Revolving Credit Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment Date to occur thereafter at the rate of 1-3/4% per annum (the "REVOLVING CREDIT FEE PERCENTAGE"), calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such Revolving Credit Letter of Credit during the period for which such fee is calculated, to be shared ratably among the Revolving Credit L/C Participants in accordance with their respective Revolving Credit Commitment Percentages, PROVIDED, that from and after September 30. 1996, the Revolving Credit Fee Percentage shall be equal to the Applicable Margin for Revolving Credit Loans that are Eurodollar Loans in effect from time to time. Such commissions shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such Revolving Credit Letter of Credit and shall be nonrefundable.

         (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Revolving Credit Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the Revolving Credit Issuing Bank in issuing, effecting payment under, amending or otherwise administering any Revolving Credit Letter of Credit.

         (d) The Agent shall, promptly following its receipt thereof, distribute to the Revolving Credit Issuing Bank and the Revolving Credit L/C Participants all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

         3.13 L/C PARTICIPATIONS. (a) The Revolving Credit Issuing Bank irrevocably agrees to grant and hereby grants to each Revolving Credit L/C Participant, and, to induce the Revolving Credit Issuing Bank to issue Revolving Credit Letters of Credit hereunder, each Revolving Credit L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the Revolving Credit Issuing Bank, on the terms and conditions hereinafter stated, for such Revolving Credit L/C Participant's own account and risk an undivided interest equal to such Revolving Credit L/C Participant's Revolving Credit Commitment Percentage in the Revolving Credit Issuing Bank's obligations and rights under each Revolving Credit Letter of Credit issued hereunder and the amount of each draft paid by the Revolving Credit Issuing Bank thereunder. Each Revolving Credit L/C Participant unconditionally and irrevocably agrees with the Revolving Credit Issuing Bank that, if a draft is paid under any Revolving Credit Letter of Credit for which the Revolving Credit Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such Revolving Credit L/C Participant shall pay to the Revolving Credit Issuing Bank upon demand at the Revolving Credit Issuing Bank's address for notices specified herein an amount equal to such Revolving Credit L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) If any amount required to be paid by any Revolving Credit L/C Participant to the Revolving Credit Issuing Bank pursuant to subsection 3.13(a) in respect of any unreimbursed portion of any payment made by the Revolving Credit Issuing Bank under any Revolving Credit Letter of Credit is paid to the Revolving Credit Issuing Bank within three Business Days after the date such payment is due, such Revolving Credit L/C Participant shall pay to the Revolving Credit Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate, during the period from and including the date such payment is required to the date on which such payment is immediately available to the Revolving Credit Issuing Bank, times
(iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Revolving Credit L/C Participant pursuant to subsection 3.13(a) is not in fact made available to the Revolving Credit Issuing Bank by such Revolving Credit L/C Participant within three Business Days after the date such payment is due, the Revolving Credit Issuing Bank shall be entitled to recover from such Revolving Credit L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the Revolving Credit Issuing Bank submitted to any Revolving Credit L/C Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         (c) Whenever, at any time after the Revolving Credit Issuing Bank has made payment under any Revolving Credit Letter of Credit and has received from any Revolving Credit L/C Participant its PRO RATA share of such payment in accordance with subsection 3.13(a), the Revolving Credit Issuing Bank receives any payment related to such Revolving Credit Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the Revolving Credit Issuing Bank), or any payment of interest on account thereof, the Revolving Credit Issuing Bank will distribute to such Revolving Credit L/C Participant its PRO RATA share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the Revolving Credit Issuing Bank shall be required to be returned by the Revolving Credit

                                                                            30
Issuing Bank, such Revolving Credit L/C Participant shall return to the Revolving Credit Issuing Bank the portion thereof previously distributed by the Revolving Credit Issuing Bank to it.

         3.14 REIMBURSEMENT OBLIGATION OF THE BORROWER. (a) The Revolving Credit Issuing Bank shall notify the Borrower promptly of each drawing under a Revolving Credit Letter of Credit. The Borrower agrees to reimburse the Revolving Credit Issuing Bank on each date on which the Revolving Credit Issuing Bank notifies the Borrower of the date and amount of a draft presented under any Revolving Credit Letter of Credit and paid by the Revolving Credit Issuing Bank for the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the Revolving Credit Issuing Bank in connection with such payment. Each such payment shall be made to the Revolving Credit Issuing Bank at its address for notices specified herein in lawful money of the United States of America and in immediately available funds.

         (b) Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this subsection 3.14 (i) from the date the draft presented under the affected Letter of Credit is paid to the date on which the Borrower is required to pay such amounts pursuant to paragraph (a) of this subsection at the rate which would then be payable on any Revolving Credit Loans that are ABR Loans and (ii) thereafter, until payment in full at the rate which would be payable on any outstanding Revolving Credit Loans that are ABR Loans which were then overdue.

         (c) Each drawing under any Revolving Credit Letter of Credit shall constitute a request by the Borrower to the Agent for a borrowing pursuant to subsection 3.2 of ABR Loans in the amount of such drawing (but without any requirement for compliance with the prior notice provisions of subsection 3.2 or the conditions set forth in subsection 7.2). The Borrowing Date with respect to such borrowing shall be the date of such drawing and each Revolving Credit Lender shall make its Revolving Credit Commitment Percentage of such borrowing available to the Agent on such date to be used to repay the Reimbursement Obligation created by such drawing. The Revolving Credit Issuing Bank shall notify the Revolving Credit Lenders promptly of each drawing under a Revolving Credit Letter of Credit to be reimbursed pursuant to this subsection 3.4(c).

         3.15 OBLIGATIONS ABSOLUTE. (a)  The Borrower's obligations under this
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Revolving Credit Issuing Bank, any Lender or any beneficiary of a Revolving Credit Letter of Credit.

         (b) The Borrower also agrees with the Revolving Credit Issuing Bank and the Lenders that neither the Revolving Credit Issuing Bank nor any Lender shall be responsible for, and the Borrower's Reimbursement Obligations under subsection 3.14(a) shall not be affected by, among other things,(i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or (ii) any dispute between or among the Borrower and any beneficiary of any Revolving Credit Letter of Credit or any other party to which such Revolving Credit Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such Revolving Credit Letter of Credit or any such transferee.

         (c) The Revolving Credit Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Revolving Credit Letter of Credit, except for errors, omissions, interruptions or delays caused by the Revolving Credit Issuing Bank's gross negligence or willful misconduct.

         (d) The Borrower agrees that any action taken or omitted by the Revolving Credit Issuing Bank under or in connection with any Revolving Credit Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, and to the extent not inconsistent therewith, the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the Revolving Credit Issuing Bank to the Borrower.

         3.16 LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any Revolving Credit Letter of Credit, the Revolving Credit Issuing Bank shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under such Revolving Credit Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such Revolving Credit Letter of Credit.

The Revolving Credit Issuing Bank shall also promptly notify the Borrower of the date and amount thereof. The responsibility of the Revolving Credit Issuing Bank to the Borrower in connection with any draft presented for payment under any Revolving Credit Letter of Credit shall, in addition to any payment obligation expressly provided for in such Revolving Credit Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Revolving Credit Letter of Credit in connection with such presentment are in conformity with such Revolving Credit Letter of Credit.

         3.17 APPLICATION. To the extent that any provision of any Application related to any Revolving Credit Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply.

         3.18 QUARTERLY REPORTS. The Revolving Credit Issuing Bank shall furnish to each Revolving Credit Lender a quarterly report with respect to Revolving Credit Letters of Credit issued or outstanding during such quarter and any drawings thereunder.

            SECTION 4.  AMOUNT AND TERMS OF LOC LETTER OF CREDIT FACILITY

         4.1 LOC LETTER OF CREDIT FACILITY. (a) LOC Letters of Credit issued under the Existing Credit Agreement and outstanding as of the Effective Date (collectively, "ORIGINAL LOC LETTERS OF CREDIT") shall be deemed to be issued under this Agreement on the Effective Date by the LOC Issuing Bank and shall be LOC Letters of Credit for all purposes of this Agreement. Subject to the terms and conditions hereof, the LOC Issuing Bank, in reliance on the agreements of the other Lenders set forth in subsection 4.4(a), agrees to issue letters of credit for the account of the Borrower to the extent that such letter of credit constitutes a replacement, extension or substitution (but not any increase) of any other LOC Letter of Credit (a "REPLACEMENT LOC LETTER OF CREDIT"; together with the Original LOC Letters of Credit, the "LOC LETTERS OF CREDIT"), on the date of surrender, cancellation or expiration of any such other LOC Letter of Credit; PROVIDED that the LOC Issuing Bank shall have no obligation to, and shall not, issue any LOC Letter of Credit if, after giving effect to such surrender, cancellation or expiration and to such issuance, the sum of the LOC Obligations and the aggregate principal amount of LOC Loans then outstanding, would exceed the LOC Commitment Amount.

         (b) Each LOC Letter of Credit shall (i) be denominated in Dollars and shall be either (1) a standby letter of credit substantially in the form of EXHIBIT P issued to support obligations of the Borrower in respect of the Assumed Financings (other than the Muskegon Solid Waste Bonds), or (2) a Replacement LOC Letter of Credit issued to support obligations of the Borrower in respect of Assumed Financings and (ii) expire on the first anniversary of the issuance thereof, PROVIDED that such Letter of Credit shall be automatically renewed on each anniversary of the issuance thereof for an additional period of one year (but in no event shall any such LOC Letter of Credit expire later than the Termination Date) unless the LOC Issuing Bank shall have given 90 days prior written notice to the Borrower and 45 days prior written notice to the Beneficiary and the beneficiary of the LOC Letter of Credit that such LOC Letter of Credit will not be renewed, PROVIDED, FURTHER that the LOC Issuing Bank shall not, so long as no Default or Event of Default shall have occurred and then be continuing, issue any such notice without the consent of the Borrower.

         (c) Each LOC Letter of Credit shall be subject to the Uniform Customs and, to the extent not inconsistent therewith, the laws of the State of New York.

         (d) The LOC Issuing Bank shall not at any time be obligated to issue any LOC Letter of Credit hereunder if such issuance would conflict with, or cause the LOC Issuing Bank or any LOC Participant to exceed any limits imposed by, any applicable Requirement of Law.

         4.2 PROCEDURE FOR ISSUANCE OF LOC LETTERS OF CREDIT. The Borrower may from time to time request that the LOC Issuing Bank issue a Replacement LOC Letter of Credit by delivering to the LOC Issuing Bank at its address for notices specified herein an Application therefor, completed to the satisfaction of the LOC Issuing Bank, and such other certificates, documents and other papers and information as the LOC Issuing Bank may request. Upon receipt of any Application, the LOC Issuing Bank will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Replacement LOC Letter of Credit requested thereby (but in no event shall the LOC Issuing Bank be required to issue any Replacement LOC Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Replacement LOC Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the LOC Issuing Bank and the Borrower. The LOC Issuing Bank shall furnish a copy of such Replacement LOC Letter of Credit to the Agent and the Borrower promptly following the issuance thereof.

         4.3 FEES, COMMISSIONS AND OTHER CHARGES. (a) The Borrower agrees to pay to the Agent for the account of the LOC Issuing Bank, a fronting fee with respect to each LOC Letter of Credit, computed for the period from the date of issuance of such LOC Letter of Credit or the immediately preceding L/C Fee Payment Date, as the case may be, to the next L/C Fee Payment Date to occur thereafter at a rate per annum to be agreed upon by the Borrower and the LOC Issuing Bank, calculated on the basis of a 360-day year for actual days elapsed, of the aggregate amount available to be drawn under such LOC Letter of Credit during the period for which such fee is calculated. Such fronting fee shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such LOC Letter of Credit and shall be nonrefundable.

         (b) The Borrower shall pay to the Agent, for the account of the LOC Participants, a letter of credit commission with respect to each LOC Letter of Credit, computed for the period from the date of issuance or the immediately preceding L/C Fee Payment Date, as the case may be, to the next succeeding L/C Fee Payment Date at the rate of 1-3/4% per annum (the "LOC FEE PERCENTAGE"), calculated on the basis of a 360 day year, of the aggregate amount available to be drawn under such LOC Letter of Credit during the period for which such fee is calculated to be shared ratably among the LOC Participants in accordance with their respective LOC Commitment Percentages, PROVIDED that from and after September 30, 1996, the LOC Fee Percentage shall be equal to the Applicable Margin for Revolving Credit Loans that are Eurodollar Loans in effect from time to time. Such commissions shall be payable in arrears on each L/C Fee Payment Date to occur after the issuance of such LOC Letter of Credit and shall be nonrefundable.

         (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the LOC Issuing Bank for such normal and customary costs and expenses as are incurred or charged by the LOC Issuing Bank in issuing, effecting payment under, amending or otherwise administering any LOC Letter of Credit.

         (d) The Agent shall, promptly following its receipt thereof, distribute to the LOC Issuing Bank and the LOC Participants all fees and commissions received by the Agent for their respective accounts pursuant to this subsection.

         4.4 LOC PARTICIPATIONS. (a) The LOC Issuing Bank irrevocably agrees to grant and hereby grants to each LOC Participant, and, to induce the LOC Issuing Bank to issue Letters of Credit hereunder, each LOC Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from the LOC Issuing Bank, on the terms and conditions hereinafter stated, for such LOC Participant's own account and risk an undivided interest equal to such LOC Participant's LOC Commitment Percentage of the LOC Issuing Bank's obligations and rights under each LOC Letter of Credit issued hereunder and the amount of each draft paid by the LOC Issuing Bank thereunder. Subject to subsection 4.5(c), each LOC Participant unconditionally and irrevocably agrees with the LOC Issuing Bank that, if a draft is paid under any LOC Letter of Credit for which the LOC Issuing Bank is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such LOC Participant shall pay to the LOC Issuing Bank upon demand at the LOC Issuing Bank's address for notices specified in subsection 13.2 an amount equal to such LOC Participant's LOC Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed.

         (b) If any amount required to be paid by any LOC Participant to the LOC Issuing Bank pursuant to subsection 4.4(a) in respect of any unreimbursed portion of any payment made by the LOC Issuing Bank under any LOC Letter of Credit is paid to the LOC Issuing Bank within three Business Days after the date such payment is due, such LOC Participant shall pay to the LOC Issuing Bank on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to the LOC Issuing Bank, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any LOC Participant pursuant to paragraph 4.4(a) is not in fact made available to the LOC Issuing Bank by such LOC Participant within three Business Days after the date such payment is due, the LOC Issuing Bank shall be entitled to recover from such LOC Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans hereunder. A certificate of the LOC Issuing Bank submitted to any

LOC Participant with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error.

         (c) Whenever, at any time after the LOC Issuing Bank has made payment under any LOC Letter of Credit and has received from any LOC Participant its PRO RATA share of such payment in accordance with subsection 4.4(a), the LOC Issuing Bank receives any payment related to such LOC Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by the LOC Issuing Bank), or any payment of interest on account thereof, the LOC Issuing Bank will distribute to such LOC Participant its PRO RATA share thereof; PROVIDED, HOWEVER, that in the event that any such payment received by the LOC Issuing Bank shall be required to be returned by the LOC Issuing Bank, such LOC Participant shall return to the LOC Issuing Bank the portion thereof previously distributed by the LOC Issuing Bank to it.

         4.5 REIMBURSEMENT OBLIGATION OF THE BORROWER; LOC LOANS. (a) Upon notice to the Borrower by the LOC Issuing Bank of the date and amount of a draft presented under any LOC Letter of Credit and paid by the LOC Issuing Bank stating the amount of (i) such draft so paid and (ii) any taxes, fees, charges or other costs or expenses incurred by the LOC Issuing Bank in connection with such payment, the Borrower agrees to reimburse the LOC Issuing Bank for the amount of such draft and such other amounts, such reimbursement to be payable as
set forth in this subsection 4.5.   The LOC Issuing Bank shall notify the
Borrower promptly of each request for a drawing under a LOC Letter of Credit and each drawing under a LOC Letter of Credit.

         (b) In the event that a draft presented and paid under a LOC Letter of Credit became payable in respect of a Supported Obligation as a result of a default by the Borrower with respect to such Supported Obligation, such drawing under such LOC Letter of Credit shall constitute a request by the Borrower to the Agent for a Revolving Credit Loan pursuant to subsection 3.2 of an ABR Loan in the amount of the lesser of (A) such drawing and (B) an amount equal to the Available Revolving Credit Commitment on the date of such drawing (but without any requirement for compliance with the prior notice provisions of subsection 3.2). The Borrowing Date with respect to such Revolving Credit Loan shall be the date of such drawing and each Revolving Credit Lender shall make its Revolving Credit Commitment Percentage of such drawing available to the Agent on such date to be used to repay the Reimbursement Obligation created by such drawing. The LOC Issuing Bank shall notify the Revolving Credit Lenders of any drawing under a LOC Letter of Credit to be so reimbursed. The Revolving Credit Loans made pursuant to this subsection shall be applied to the payment of any such drawing as of the date of such drawing. To the extent that the amount of the draft drawn exceeds the Available Revolving Credit Commitments on the date of such drawing, the Reimbursement Obligation in respect of the unpaid balance of the drawing shall be immediately due and payable by the Borrower.

         (c) In the event that (i) a Supported Obligation becomes due and payable as a result of the occurrence of any of the types of events described in
Section 11(f) with respect to Scott, (ii) a draft is presented and paid under a LOC Letter of Credit in respect of such Supported Obligation and, after payment of such draft, the Borrower's and its Subsidiaries' liability with respect to such Supported Obligation reduces by an amount at least equal to the amount of such draft and (iii) so long as no Default or Event of Default has occurred and is continuing or would occur as a result thereof, such drawing under such LOC Letter of Credit shall constitute a request by the Borrower to the LOC Participants to borrow on the date of such drawing from each LOC Participant an amount equal to such LOC Participant's LOC Commitment Percentage of the amount of such drawing (a "LOC LOAN"). In the event that LOC Loans are to be made available to the Borrower in respect of any Supported Obligation, such LOC Loans shall be made available by the LOC Issuing Bank, on behalf of the LOC Participants, at the time the related draft is presented and paid. Each LOC Participant unconditionally and irrevocably agrees with the LOC Issuing Bank that, if a draft is paid under any LOC Letter of Credit pursuant to this subsection 4.5(c), such LOC Participant shall pay to the LOC Issuing Bank at the LOC Issuing Bank's address for notices specified in subsection 13.2 on the date such draft is paid an amount equal to such LOC Participant's LOC Commitment Percentage of the amount of such draft. The LOC Loans may from time to time be
(a) Eurodollar Loans, (b) ABR Loans or (c) a combination thereof, as determined by the Borrower and notified to the Agent in accordance with subsection 5.2. Each LOC Loan shall initially be an ABR Loan.

         (d) Each payment to the LOC Issuing Bank pursuant to this subsection shall be made to the LOC Issuing Bank at its address for notices specified in subsection 13.2 in lawful money of the United States of America and in immediately available funds.

         4.6 REPAYMENT OF LOC LOANS; EVIDENCE OF DEBT. (a) The Borrower hereby unconditionally promises to pay to the Agent for the account of the LOC Participants the principal amount of the LOC Loans made by the LOC Participants at the times and in the amounts that payments otherwise would be due in respect of the Supported Obligations, in the absence of acceleration thereof, in respect of which such LOC Loans are made, PROVIDED that the remaining unpaid amount of such drawing shall be due and payable in full on the Termination Date (or such earlier date on which the LOC Loans become due and payable pursuant to Section
11). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the LOC Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in subsection 5.4.

         (b) Each LOC Participant shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such LOC Participant resulting from each LOC Loan made by such LOC Participant from time to time, including the amounts of principal and interest payable and paid to such LOC Participant from time to time under this Agreement.

         (c) The Agent shall record in the Register, with separate subaccounts therein for each LOC Participant, (i)the amount of each LOC Loan made hereunder, the Type thereof and, in the case of Eurodollar Loans, each Interest Period applicable thereto,(ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each LOC Participant hereunder and (iii) both the amount of any sum received by the Agent hereunder from the Borrower and each LOC Participant's share thereof, if any.

         (d) The entries made in the Register and the accounts of each LOC Participant maintained pursuant to subsections 4.6(b) and 4.6(c) shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any LOC Participant or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) each LOC Loan made to the Borrower by such LOC Participant in accordance with the terms of this Agreement.

         (e) The Borrower agrees that, upon the request to the Agent by any LOC Participant, which request is communicated to the Borrower, the Borrower will execute and deliver to such LOC Participant with respect to each LOC Loan made by such LOC Participant a promissory note of the Borrower dated the date such LOC Loan is made evidencing such LOC Loan, substantially in the form of EXHIBIT Q (a "LOC NOTE"), payable to the order of such LOC Participant and in a principal amount equal to the unpaid principal amount of such LOC Loan, which shall be payable in accordance with the amortization schedule attached thereto. Each LOC Participant is hereby authorized to record the date, Type and amount of the LOC Loan evidenced by LOC Note, the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period and Eurodollar Rate with respect thereto, on the schedule (or any continuation of the schedule) annexed to and constituting a part of such LOC Notes, and any such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, PROVIDED that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the LOC Loans made to the Borrower in accordance with the terms of this Agreement.

         4.7 OBLIGATIONS ABSOLUTE. (a)  The Borrower's obligations under this
Section 4 shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the LOC Issuing Bank, any Lender or any beneficiary of a LOC Letter of Credit.

         (b) The Borrower also agrees with the LOC Issuing Bank and the Lenders that neither the LOC Issuing Bank nor any Lender shall be responsible for, and the Borrower's Reimbursement Obligations under subsection 4.5(a) shall not be affected by, among other things,(i) the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged,(ii) any dispute between or among the Borrower and any beneficiary of any LOC Letter of Credit or any other party to which such LOC Letter of Credit may be transferred or (iii) any claims whatsoever of the Borrower against any beneficiary of such LOC Letter of Credit or any such transferee.

         (c) The LOC Issuing Bank shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any LOC Letter of Credit, except for errors, omissions, interruptions or delays caused by the LOC Issuing Bank's gross negligence or willful misconduct.

         (d) The Borrower agrees that any action taken or omitted by the LOC Issuing Bank under or in connection with any LOC Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Customs, and to the extent not inconsistent therewith, the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of the LOC Issuing Bank to the Borrower.

         4.8 LOC LETTER OF CREDIT PAYMENTS. If any draft shall be presented for payment under any LOC Letter of Credit, the LOC Issuing Bank shall, within a reasonable time after its receipt thereof, examine all documents purporting to represent a demand for payment under such LOC Letter of Credit to ascertain that the same appear on their face to be in conformity with the terms and conditions of such LOC Letter of Credit. The LOC Issuing Bank shall also promptly notify the Borrower of the date and amount thereof. The responsibility of the LOC Issuing Bank to the Borrower in connection with any draft presented for payment under any LOC Letter of Credit shall, in addition to any payment obligation expressly provided for in such LOC Letter of Credit, be limited to determining that the documents (including each draft) delivered under such LOC Letter of Credit in connection with such presentment are in conformity with such LOC Letter of Credit.

         4.9 APPLICATION. To the extent that any provision of any Application related to any LOC Letter of Credit is inconsistent with the provisions of this
Section 4, the provisions of this Section 4 shall apply.

       SECTION 5.  GENERAL PROVISIONS APPLICABLE TO LOANS AND LETTERS OF CREDIT

         5.1 OPTIONAL AND MANDATORY PREPAYMENTS. (a) (i) The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice to the Agent prior to 11:00 a.m., New York City time, one Business Day prior to such prepayment, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, ABR Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of any such notice the Agent shall notify each affected Lender thereof on the date of receipt of such notice. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with any amounts payable pursuant to subsection 5.11 and, in the case of prepayments of the Term Loans and LOC Loans only, accrued interest to such date on the amount prepaid. Amounts prepaid on account of the Term Loans may not be reborrowed. Partial prepayments shall be in an aggregate principal amount of $3,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in paragraph (ii) below, all optional prepayments of the Term Loans shall be made on a PRO RATA basis between the Tranche A Term Loans and the Tranche B Term Loans and shall be applied to the remaining installments of principal thereof PRO RATA.

         (ii) Optional prepayments of Term Loans made by the Borrower during any fiscal year pursuant to subsection 5.1(a)(i) out of the portion of Excess Cash Flow for the previous fiscal year not required to be applied to prepay the Term Loans and/or LOC Loans pursuant to subsection 5.1(b) (which portion shall be equal to the product of the Excess Cash Flow for such fiscal year times the percentage obtained by subtracting the Cash Flow Percentage in effect at such time from 100%) (with respect to any fiscal year, "BORROWER'S PORTION OF EXCESS CASH FLOW") shall, at the option of the Borrower by written notice to such effect to the Agent, FIRST be allocated between the Tranche A Term Loans and the Tranche B Term Loans in amounts to be determined by the Borrower, SECOND, be applied against the scheduled installments of principal, if any, of the Tranche A Term Loans due within six months of the date of such prepayment and/or against the scheduled installments of principal, if any, of the Tranche B Term Loans due within six months of the date of such prepayment, as the case may be, and, THIRD, be applied to the remaining installments of the Tranche A Term Loans and/or the Tranche B Term Loans, as the case may be, PRO RATA, PROVIDED that, to the extent the Borrower pays any dividends pursuant to subsection 9.7(f), the amount of the Borrower's Portion of Excess Cash Flow available to make prepayments pursuant to this subsection 5.1(a)(ii) shall be reduced by the amount of such dividend payments.

         (b) Unless the Required Lenders otherwise agree, if with respect to any fiscal year of the Borrower, commencing with its fiscal year ending September 27, 1995, the Borrower shall have Excess Cash Flow for such fiscal year, (i) the Term Loans shall be prepaid in an aggregate amount equal to the Cash Flow Percentage of such Excess Cash Flow and (ii) after the Term Loans shall have been prepaid in full, any outstanding LOC Loans shall be prepaid in an aggregate amount equal to the Cash Flow Percentage of such Excess Cash Flow. For purposes of this subsection 5.1(b), the "CASH FLOW PERCENTAGE" shall be equal to 75%, PROVIDED that, at any time after the aggregate principal amount of Term Loans outstanding (before giving effect to any such prepayment) is less than or equal to $250,000,000 and so long as the Consolidated Interest Expense Ratio for the period of four consecutive fiscal quarters ended the last day of the fiscal quarter immediately preceding the date of such prepayment exceeds
3.00 to 1.00, the Cash Flow Percentage with respect to Term Loans and LOC Loans shall be 50%. Each such prepayment shall be made on or before the date which is 90 days after the end of such fiscal year. In the event that (x) the Borrower makes any optional prepayment of Term Loans during any fiscal year (the "BASE YEAR") or the portion of the next succeeding fiscal year preceding the date on which any mandatory prepayment is required to be made in respect of the Base Year pursuant to this subsection 5.1(b) and (y) such optional prepayment is applied in accordance with subsection 5.1(a)(i), then the Borrower may credit the amount of any such optional prepayment against (and thereby reduce) the amount of any mandatory prepayment required pursuant to this subsection 5.1(b) in respect of such Base Year by delivering a notice to such effect to the Agent which specifies the dates and amounts of any such optional prepayments, PROVIDED that no such optional prepayment may be credited against any such mandatory prepayment to the extent that such optional prepayment (I) reduced any prior mandatory prepayment pursuant to this subsection 5.1(b) or (II) reduced the amount of any prepayment required to be made with Excess Cash Flow for the relevant fiscal year pursuant to the first sentence of this subsection 5.1(b).

         (c) Unless the Required Lenders otherwise agree, the Term Loans and, after the Term Loans shall have been prepaid in full, any outstanding LOC Loans shall be prepaid with (i) 100% of the Net Proceeds of (A) any Indebtedness in respect of Sale/Leaseback Transactions permitted under subsection 9.2(e) incurred by the Borrower or any of its Subsidiaries subsequent to the Original Closing Date in respect of an asset owned by the Borrower or any Subsidiary for a period of at least 180 days prior to the incurrence of such Indebtedness or
(B) any Indebtedness permitted under subsection 9.2(g) incurred by the Borrower or any of its Subsidiaries subsequent to the Original Closing Date to the extent the aggregate amount of Indebtedness outstanding under such subsection exceeds $20,000,000 at such time, (ii) 50% of the Net Proceeds of the issuance of Capital Stock by Holdings or any of its Subsidiaries subsequent to the Original Closing Date (other than the issuance of additional shares of Capital Stock by the Borrower or any of its Subsidiaries to Holdings or any of its Subsidiaries (PROVIDED that such shares of Capital Stock are pledged to the Agent, for the benefit of the Lenders, pursuant to the Pledge Agreements)) and (iii) 100% of the Net Proceeds of any Asset Sale by the Borrower or any of its Subsidiaries permitted under subsection 9.6(b), 9.6(c) (to the extent such Asset Sale constitutes an Asset Sale of Timberland Property) or 9.6(i)(II), PROVIDED that,
(x) if the Net Proceeds realized from any such Asset Sale (or series of related Asset Sales) are less than $500,000, such Net Proceeds shall not be applied to the prepayment of the Term Loans pursuant to this subsection, (y) if the Net Proceeds realized from any such Asset Sale exceed $500,000, such Net Proceeds shall not be applied to the prepayment of the Term Loans pursuant to this subsection until such time as the aggregate amount of such Net Proceeds in any fiscal year exceeds $10,000,000 and then such Net Proceeds shall be applied to prepay the Term Loans pursuant to this subsection to the extent such Net Proceeds exceed $10,000,000 in any fiscal year, PROVIDED that, notwithstanding anything to the contrary in this clause (y), such Net Proceeds shall be applied to the prepayment of the Term Loans pursuant to this subsection to the extent such Net Proceeds would otherwise result in "Excess Proceeds" (as defined in Section 4.10 of the Senior Subordinated Note Indenture) exceeding $25,000,000 in the aggregate, and (z) at the option of the Borrower and so long as no Event of Default shall have occurred and be continuing or would be caused thereby, the Borrower may use or cause the appropriate Subsidiary to use the Net Proceeds of any Asset Sale permitted under subsection 9.6(b) to purchase assets of the same general kind as those disposed of in such Asset Sale ("QUALIFIED ASSETS") within one year after the consummation of such Asset Sale. In the event the Borrower elects to exercise its right to purchase Qualified Assets with the Net Proceeds of an Asset Sale pursuant to this subsection 5.1(c), the Borrower shall promptly deliver a certificate of a Responsible Officer to the Agent setting forth the amount of the Net Proceeds which the Borrower expects to use to purchase Qualified Assets during the subsequent one year period. On the date which is one year after the relevant Asset Sale, the Borrower shall (I) deliver a certificate of a Responsible Officer to the Agent certifying as to the amount and use of such Net Proceeds actually used to purchase Qualified Assets (which amount of Net Proceeds so used, to the extent that it would otherwise be included in any computation of Net Proceeds from Asset Sales pursuant to clause (y) of the proviso to the first sentence of this subsection, shall be excluded from such computation) and (II) deliver to the Agent, for application in accordance with this subsection 5.1(c), an amount equal to the remaining unused Net Proceeds. Except as otherwise provided in this subsection 5.1(c) or in subsection 5.1(e), each prepayment pursuant to this subsection 5.1(c) shall be made on the third Business Day following receipt of the Net Proceeds from (a) the incurrence of Indebtedness, (b) issuance of Capital Stock or (c) after and to the extent the Net

Proceeds of an Asset Sale are required to be applied to prepay the Term Loans and/or LOC Loans pursuant to subsection 5.1(c)(iii), such Asset Sale, as the case may be.

         (d) Subject to subsection 5.1(e), prepayments of the Term Loans pursuant to subsection 5.1(b) and 5.1(c) shall be applied to the prepayment of the Tranche A Term Loans and the Tranche B Term Loans PRO RATA and shall be applied to the remaining installments thereof on a PRO RATA basis. Prepayments of outstanding LOC Loans pursuant to subsection 5.1(b) and 5.1(c) shall be applied to the prepayment of such LOC Loans PRO RATA. Amounts to be applied pursuant to this subsection 5.1(d) to the prepayment of Term Loans and/or LOC Loans shall be applied, as applicable, first to reduce outstanding Term Loans and/or LOC Loans which are ABR Loans. Any amounts remaining after each such application shall, at the option of the Borrower, be applied to prepay Term Loans and/or LOC Loans which are Eurodollar Loans immediately and/or shall be deposited in the Prepayment Account (as defined below). The Agent shall apply any cash deposited in the Prepayment Account (i) allocable to Term Loans to prepay Term Loans which are Eurodollar Loans and (ii) allocable to LOC Loans to prepay LOC Loans which are Eurodollar Loans, in each case on the last day of the respective Interest Periods therefor (or, at the direction of the Borrower, on any earlier date) until all outstanding Term Loans and/or LOC Loans which are Eurodollar Loans have been prepaid or until all cash on deposit in the Prepayment Account with respect to such Loans has been exhausted. For purposes of this Agreement, the term "PREPAYMENT ACCOUNT" shall mean an account established by the Borrower with the Agent and over which the Agent shall have exclusive dominion and control, including the right of withdrawal for application in accordance with this subsection 5.1(d). The Agent will, at the request of the Borrower, invest amounts on deposit in the Prepayment Account in Cash Equivalents that mature prior to the last day of the applicable Interest Periods of the Eurodollar Loans to be prepaid, PROVIDED that the Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Agent to be in, or would result in any, violation of any Requirement of Law and (ii) the Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Agent for any losses relating to the investments so that the amount available to prepay Eurodollar Loans on the last day of the applicable Interest Periods therefor is not less than the amount that would have been available had no investments been made. Other than any interest earned on such investments, the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited and reinvested and disbursed as described above. If the maturity of the Loans has been accelerated pursuant to Section 11, the Agent shall first apply all amounts on deposit in the Prepayment Account to prepay the outstanding Tranche A Term Loans and the Tranche B Term Loans PRO RATA and, then, to prepay any outstanding LOC Loans. The Borrower hereby grants to the Agent, for its benefit and the benefit of the Lenders, a security interest in the Prepayment Account to secure the Obligations.

         (e) Notwithstanding the provisions of subsection 5.1(d), with respect to the amount of any mandatory prepayment described therein that is allocated to the then outstanding Tranche B Term Loans (such amount, the "TRANCHE B PREPAYMENT AMOUNT"), the Borrower may in lieu of applying such amount to the prepayment of Tranche B Term Loans as set forth in subsection 5.1(d), at least one Business Day prior to the date specified therein for such prepayment, (i) deposit in the Tranche B Escrow Account (as defined below) the Tranche B Prepayment Amount and (ii) provide to each Tranche B Lender a notice (each a "TRANCHE B PREPAYMENT OPTION NOTICE") as described below. Each Tranche B Prepayment Option Notice shall be in writing, shall refer to this subsection 5.1(e) and shall (i) set forth the Tranche B Prepayment Amount and the portion thereof that the applicable Tranche B Lender will be entitled to receive if it accepts such mandatory prepayment in accordance with this subsection 5.1(e),
(ii) offer to prepay on a specified date (each a "TRANCHE B MANDATORY PREPAYMENT DATE"), which shall be not less than 20 days or more than 25 days after the date of the Tranche B Option Prepayment Notice, the Tranche B Term Loans of such Tranche B Lender in an amount equal to the portion of the Tranche B Prepayment Amount indicated in such Tranche B Lender's Tranche B Prepayment Option Notice as being applicable to such Tranche B Lender, (iii) request such Tranche B Lender to notify the Borrower and the Agent in writing, no later than the fifth day prior to the Tranche B Mandatory Prepayment Date, of such Tranche B Lender's acceptance or rejection of such offer of prepayment and (iv) inform such Tranche B Lender that failure by such Tranche B Lender to accept such offer in writing on or before the fifth day prior to the Tranche B Mandatory Prepayment Date shall be deemed a rejection of such prepayment offer. Each Tranche B Prepayment Option Notice shall be given by telecopy, confirmed by hand delivery, overnight courier service or registered or certified mail, in each case addressed as provided in subsection 13.2. On the Tranche B Mandatory Prepayment Date, the Agent shall withdraw from the Tranche B Escrow Account the aggregate amount necessary to prepay the portion of the Tranche B Prepayment Amount in respect of which the Tranche B Lenders have accepted prepayment as described above (such Tranche B Lenders, the "ACCEPTING TRANCHE B LENDERS"), and shall apply such amount on behalf of the Borrower PRO RATA against the remaining installments of principal due in respect of the Tranche B Term Loans of the Accepting Tranche B Lenders. The amount remaining in the Tranche B Escrow Account after the payment of the amount described in the immediately preceding sentence shall be allocated PRO RATA between (i) the then outstanding Tranche A Term Loans and (ii) the then outstanding Tranche B Term Loans of the Accepting Tranche B Lenders and applied to the remaining installments thereof on a PRO RATA basis. For purposes of this Agreement, the term "TRANCHE B ESCROW ACCOUNT" shall mean an account established by the Borrower with the Agent and over which the Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this subsection 5.1(e). The Agent will, at the request of the Borrower, invest amounts on deposit in the Tranche B
Escrow Account in Cash Equivalents that mature prior to the Tranche B
Mandatory Prepayment Date, PROVIDED that the Agent shall not be required to make any investment that, in its sole judgment, would require or cause the Agent to be in, or would result in any, violation of any Requirement of Law and (ii) the Agent shall have no obligation to invest amounts on deposit in the Tranche B Escrow Account if a Default or Event of Default shall have occurred and be continuing. The Borrower shall indemnify the Agent for any losses relating to the investments so that the amount available to prepay the Tranche B Term Loans of the Accepting Tranche B Lenders on the Tranche B Mandatory Prepayment Date is not less than the amount that would have been available had no investments been made. Other than any interest earned on such investments, the Tranche B Escrow Account shall not bear interest.
Interest or profits, if any, on such investments shall be deposited and reinvested and disbursed as described above. If the maturity of the Loans has been accelerated pursuant to Section 11, the Agent shall apply all amounts on deposit in the Tranche B Escrow Account to prepay outstanding Tranche B Term Loans and, after repayment in full of the Tranche B Term Loans, to the other Obligations in such order as the Agent may determine. The Borrower hereby grants to the Agent, for its benefit and the benefit of the Lenders, a security interest in the Tranche B Escrow Account to secure the Obligations.

         (f) It is understood and agreed that, with respect to the Net Proceeds from any Permitted Receivables Financing, the Borrower shall apply $100,000,000 of such Net Proceeds received pursuant to the Receivables Facility on the Effective Date to prepay Tranche B Term Loans under the Existing Credit Agreement, and any other Net Proceeds in excess of the initial $100,000,000 of Net Proceeds from any Permitted Receivables Financing shall not be required to be applied to repayment of any Loans hereunder nor included in the computation of Excess Cash Flow.

         5.2 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Agent at least one Business Day's prior irrevocable notice of such election, PROVIDED that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto (or on any other day if on the date of such conversion the Borrower pays to the Agent for the account of the applicable Lenders accrued interest on such Eurodollar Loans to the date of such conversion together with all amounts payable under Section 5.11). The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Agent at least three Business Days' prior irrevocable notice of such election. Any such notice of conversion to Eurodollar Loans shall specify the length of the initial Interest Period or Interest Periods therefor. Upon receipt of any such notice the Agent shall promptly notify each affected Lender thereof. All or any part of outstanding Eurodollar Loans and ABR Loans may be converted as provided herein, PROVIDED that (i) no Loan may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Agent has or the Required Term Loan Lenders or the Required Revolving Credit Lenders, as the case may be, have determined that such a conversion is not appropriate and (ii) no Loan may be converted into a Eurodollar Loan after the date that is one month prior to the Termination Date (in the case of conversions of Revolving Credit Loans) or the date of the final installment of principal of the applicable Term Loans (in the case of conversions of Term Loans).

         (b) Any Eurodollar Loans may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving notice to the Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in subsection 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan may be continued as such (i) when any Event of Default has occurred and is continuing and the Agent has or the Required Term Loan Lenders or the Required Revolving Credit Lenders, as the case may be, have determined that such a continuation is not appropriate or (ii) after the date that is one month prior to the Termination Date (in the case of continuations of Revolving Credit Loans) or the date of the final installment of principal of the applicable Term Loans (in the case of continuations of Term Loans) and PROVIDED, FURTHER, that if the Borrower shall fail to give such notice or if such continuation is not permitted such Loans shall be automatically converted to ABR Loans on the last day of such then expiring Interest Period.

         5.3 MINIMUM AMOUNTS AND MAXIMUM NUMBER OF TRANCHES. All borrowings, conversions and continuations of Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of the Loans comprising each Eurodollar Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof. In no event shall there be more than nine Eurodollar Tranches outstanding at any time.

         5.4 INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

         (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

         (c) If all or a portion of (i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise, but taking into account any applicable grace period under Section 11(a)), such overdue amount shall bear interest at a rate per annum which is (x) in the case of overdue principal, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this subsection plus 2% or (y) in the case of overdue interest, commitment fees or other amounts due and payable hereunder, the rate described in subsection 5.4(b) plus 2%, in each case from the date of such non-payment until such amount is paid in full (after as well as before judgment).

         (d) Interest shall be payable in arrears on each Interest Payment Date and, in the case of all Loans other than the Tranche B Term Loans, the Termination Date, and, in the case of Tranche B Term Loans, the Tranche B Maturity Date, PROVIDED that interest accruing pursuant to subsection 5.4(c) shall be payable from time to time on demand.

         5.5 COMPUTATION OF INTEREST AND FEES. (a) Commitment fees and interest shall be calculated on the basis of a 360-day year for the actual days elapsed, except that whenever interest is calculated on the basis of the Prime Rate, interest shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Agent shall as soon as practicable, notify the Borrower and the affected Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirement shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall, as soon as practicable, notify the Borrower and the affected Lenders of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rate pursuant to subsection 5.4(a).

         5.6 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

              (a) the Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

              (b) the Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Agent shall give telecopy or telephonic notice thereof to the Borrower and the affected Lenders as soon as practicable thereafter. If such notice is given
(x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as ABR Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be converted to or continued as ABR Loans and (z) any outstanding Eurodollar Loans shall be converted, on the first day of such Interest Period, to ABR Loans. Until such notice has been withdrawn by the Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert ABR Loans to Eurodollar Loans.

         5.7 PRO RATA TREATMENT AND PAYMENTS. (a) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without set off or counterclaim and shall be made prior to 12:30 P.M., New York City time, on the due date thereof to the Agent, for the account of the Revolving Credit Lenders or the Term Loan Lenders, as the case may be, at the Agent's office specified in subsection 13.2, in Dollars and in immediately available funds. Payments received by the Agent after such time shall be deemed to have been received on the next Business Day. The Agent shall distribute such payments to the Lenders entitled to receive the same promptly upon receipt in like funds as received.
If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest shall be payable thereon at the then applicable rate during such extension) unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. If, and to the extent that, on any Business Day the Agent receives any payment hereunder or under the other Loan Documents (including any such payment representing a realization upon the Collateral), and such payment is not sufficient to pay in full all principal, interest and fees then due and payable hereunder, the Agent shall apply such payment ratably to all such amounts then due and payable.

         (b) Unless the Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its portion of such borrowing available to the Agent, the Agent may assume that such Lender is making such amount available to the Agent, and the Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Agent. A certificate of the Agent submitted to any Lender with respect to any amounts owing under this subsection shall be conclusive in the absence of manifest error. If such Lender's portion of such borrowing is not made available to the Agent by such Lender within three Business Days of such Borrowing Date, the Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans hereunder, on demand, from the Borrower, without prejudice to any right or claim the Borrower may have against such Lender.

         (c) Each borrowing by the Borrower of Tranche A Term Loans, Tranche B Term Loans, LOC Loans and Revolving Credit Loans shall be made ratably from the Tranche A Lenders, Tranche B Lenders and Revolving Credit Lenders, respectively, in accordance with their respective Tranche A Commitment Percentages, Tranche B Commitment Percentages, LOC Commitment Percentages and Revolving Credit Commitment Percentages. Any reduction of the Revolving Credit Commitments shall be made ratably among the Revolving Credit Lenders, in accordance with their respective Revolving Credit Commitment Percentages. Any reduction of the LOC Commitments shall be made ratably among the LOC Participants, in accordance with their respective LOC Commitment Percentages.

         5.8 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement,(a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert ABR Loans to Eurodollar Loans shall forthwith be suspended until such time as it shall no longer be unlawful for such Lender to make or maintain Eurodollar Loans as contemplated by this Agreement and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to ABR Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to subsection 5.11.

         5.9 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, in each case made subsequent to the date hereof:

              (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Note, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes as defined in subsection 5.10, changes in the rate of tax on the overall net income of such Lender and taxes imposed as a result of any future, present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note));

              (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

              (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Agent), pay such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduced amount receivable. If any Lender has demanded compensation under this subsection 5.9(a) with respect to any Eurodollar Loan, the Borrower shall have the option to convert immediately such Eurodollar Loan into an ABR Loan until the circumstances giving rise to such demand for compensation no longer apply; PROVIDED, that (i) no such conversion shall affect the Borrower's obligation to pay compensation as provided herein which is due with respect to the period prior to such conversion and (ii) on the date of such conversion the Borrower shall pay to the Agent for the benefit of the relevant Lender accrued interest on such Eurodollar Loan to the date of conversion, together with any amounts payable pursuant to subsection 5.11.

         (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority, in each case made subsequent to the date hereof, shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, within 10 Business Days after receipt by the Borrower of such Lender's written demand (with a copy to the Agent), the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

         (c) If any Lender becomes entitled to claim any additional amounts pursuant to subsection 5.9(a) or (b), it shall promptly notify the Borrower (with a copy to the Agent) of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this subsection submitted by such Lender to the Borrower (with a copy to the Agent) shall be conclusive in the absence of manifest error. The Borrower shall not be obligated to compensate any Lender pursuant to this subsection 5.9 for amounts accruing prior to the date which is 180 days before such Lender notifies the Borrower of such event, PROVIDED that such notice need not include a computation of amounts in respect thereof. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         5.10 TAXES. (a) All payments made by the Borrower under this Agreement and any Notes shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Lender (or Transferee) as a result of any future, present or former connection between the Agent or such Lender (or Transferee) and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender (or Transferee) having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("NON-EXCLUDED TAXES") are required to be withheld from any amounts payable to the Agent or any Lender (or Transferee) hereunder or under any Note, the amounts so payable to the Agent or such Lender (or Transferee) shall be increased ("INCREASED AMOUNTS") to the extent necessary to yield to the Agent or such Lender (or Transferee) (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement. Whenever any Non-Excluded Taxes are payable by the Borrower, the Borrower shall promptly send to the Agent for its own account or for the account of such Lender (or Transferee), as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof or other evidence of remittance of Non-Excluded Taxes reasonably acceptable to the Agent. If the Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other reasonably acceptable evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. The Borrower will indemnify each Lender (or Transferee) and the Agent for the amount of Non-Excluded Taxes paid by such Lender (or Transferee) or the Agent, as the case may be, and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto. The agreements in this subsection 5.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         (b) Each Lender (and each Transferee) that is not incorporated or organized under the laws of the United States of America or a state thereof shall:

               (i) in the case of a Lender or a Transferee that is a "bank" under Section 881(c)(3)(A) of the Code;

                   (A) on or before the date it becomes a party to this Agreement (or, in the case of a Loan Participant, on or before the date such Loan Participant becomes a Loan Participant hereunder) and on or before the date, if any, such Lender (or Transferee) changes its applicable lending office by designating a different lending office (a "NEW LENDING OFFICE") deliver to the Borrower and the Agent (y) two properly completed and duly executed copies of United States Internal Revenue Service
              Form 1001 or 4224, or successor applicable form, as the case may be, and (z) an Internal Revenue Service Form W-8 or W-9, or successor applicable form, as the case may be;

                   (B) deliver to the Borrower and the Agent two further properly completed and duly executed copies of any such form or certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower or the Agent; and

                   (C) obtain such extensions of time for filing and completing such forms or certifications as may reasonably be requested by the Borrower;

              (ii) in the case of a Lender or a Transferee that is not a "bank" under Section 881(c)(3)(A) of the Code:

                   (A) on or before the date it becomes a party to this Agreement (or, in the case of a Loan Participant, on or the date such Loan Participant becomes a Loan Participant hereunder) deliver to the Borrower and the Agent (I) a statement under penalties of perjury that such Lender (x) is not a "bank" under
              Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any Governmental Authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements, (y) is not a 10-percent shareholder within the meaning of Section 881(c)(3)(B) of the Code and (z) is not a controlled foreign corporation receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code and
              (II) a properly completed and duly executed Internal Revenue Service Form W-8 or applicable successor form;

                   (B) deliver to the Borrower and the Agent two further properly completed and duly executed copies of said Form W-8, or any successor applicable form on or before the date that any such Form W-8 expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower or upon the request of the Borrower; and

                   (C) obtain such extensions of time for filing and completing such forms or certifications as may be reasonably requested by the Borrower or the Agent;

unless in any such case any change in law or regulation has occurred subsequent to the date such Lender (or Transferee) became a party to this Agreement (or in the case of a Loan Participant, the date such Loan Participant became a Loan Participant hereunder) which renders all such forms inapplicable or which would prevent such Lender from properly completing and executing any such form with respect to it and such Lender so advises the Borrower and the Agent in writing no later than 15 calendar days before any payment hereunder or under any Note is due. Each such Lender (and each Transferee) shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and
(ii) in the case of a Form W-8 or W-9 delivered pursuant to subsection 5.10(b)(i), that it is entitled to an exemption from United States backup withholding tax.

         (c) The Borrower shall not be required to indemnify any Lender (or Transferee), or to pay any increased amounts to any Lender (or Transferee) in respect of any Non-Excluded Tax, pursuant to this subsection 5.10 to the extent that (i) any obligation to withhold or deduct amounts with respect to tax existed on the date such Lender (or Transferee) became a party to this Agreement (or, in the case of a Transferee that is a Loan Participant, on the date such Loan Participant became a Loan Participant hereunder) or, with respect to payments to a New Lending Office, the date such Lender (or Transferee) designated such New Lending Office with respect to a Loan; PROVIDED, HOWEVER, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the written request of the Borrower, or (ii) any Lender (or Transferee) fails to comply in full with the provisions of subsection 5.10(b) hereof.

         (d) If a Lender (or Transferee) or the Agent shall become aware that it is entitled to claim a refund from a Governmental Authority in respect of Non-Excluded Taxes as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid increased amounts, pursuant to this subsection 5.10, it shall promptly notify the Borrower of the availability of such refund claim and shall make the appropriate claim to such Governmental Authority for such refund. If a Lender (or Transferee) or the Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Non-Excluded Tax as to which it has been indemnified by the Borrower, or with respect to which the Borrower has paid increased amounts, pursuant to this subsection 5.10, it shall within 30 days from the date of such receipt pay over such refund to the Borrower, net of all out-of-pocket third-party expenses of such Lender (or Transferee) or the Agent.

         5.11 INDEMNITY. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense (other than the loss of any payments in respect of the Applicable Margin) which such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement,(b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans or converting any Eurodollar Loans to ABR Loans on a day which is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest which would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) which would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

         5.12 CHANGE OF LENDING OFFICE; FILING OF CERTIFICATES OR DOCUMENTS. Each Lender agrees that if it makes any demand for payment, or becomes entitled to any increased amounts, under subsection 5.8, 5.10 or 5.11(a) or if any adoption or change of the type described in subsection 5.9 shall occur with respect to it, it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions and so long as such efforts would not be disadvantageous to it, as determined in its sole discretion) to designate a different lending office or file any certificate or document reasonably requested in writing by the Borrower if such action would reduce or obviate the need for the Borrower to make payments under subsection 5.8, 5.10 or 5.11(a) or would eliminate or reduce the effect of any adoption or change described in subsection 5.9.

         5.13 REPLACEMENT LENDERS. In the event that the Borrower becomes obligated to pay additional amounts or increased amounts to, or receives notice from, any Lender pursuant to subsection 5.8, 5.9 or 5.10 then, unless such Lender has theretofore removed or cured the conditions which result in the obligation to pay such additional amounts or increased amounts, the Borrower may, on ten Business Days' prior written notice to the Agent and such Lender, cause such Lender to (and such Lender shall) assign pursuant to subsection 13.6(c) all of its rights and obligations under this Agreement to another bank or financial institution which is willing to become a Lender and is acceptable (which acceptance shall not be unreasonably withheld) to the Agent, for a purchase price equal to the outstanding principal amount of the Loans payable to such Lender plus any accrued but unpaid interest on such Loans, any accrued but unpaid commitment fees in respect of such Lender's Commitment and any other amounts payable to such Lender under this Agreement (including, without limitation, amounts payable under subsection 5.11).


                      SECTION 6.  REPRESENTATIONS AND WARRANTIES

         To induce the Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby represent and warrant to the Agent and each Lender that:

         6.1 FINANCIAL CONDITION. (a) The combined balance sheet of the Continuing Business (as defined in the Stock Purchase Agreement) as at December 26, 1992 and as at December 25, 1993 and the related combined statements of income and of cash flows for the fiscal years ended on such dates, reported on by Coopers & Lybrand, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the combined financial condition of the Continuing Business (as defined in the Stock Purchase Agreement) as at such dates, and the combined results of their operations and their combined cash flows for the fiscal years then ended. The combined balance sheet of the Continuing Business (as defined in the Stock Purchase Agreement) as at
September 24, 1994 and the related combined statements of income and of cash flows for the nine-month period ended on such date, reported on by Coopers & Lybrand, copies of which have heretofore been furnished to each Lender, present fairly in all material respects the combined financial condition of the Continuing Business (as defined in the Stock Purchase Agreement) as at such date, and the combined results of their operations and their combined cash flows for the nine-month period then ended. All such financial statements have been prepared in accordance with GAAP consistently applied throughout the periods presented. To the knowledge of the Borrower, neither the Borrower nor any of its consolidated or combined Subsidiaries had, at the date of the most recent balance sheet referred to above, any material liability or material obligation which would be required to be included in the financial statements referred to in this subsection in accordance with GAAP which was not so included and was not disclosed in the Final Offering Memorandum. Except as reflected in the financial statements referred to in this subsection 6.1 or as set forth on
SCHEDULE 6.1(A) or as disclosed in the Final Offering Memorandum, during the period from September 24, 1994 to and including the Original Closing Date, no sale, transfer or other disposition was made by any Loan Party of any material part of its business or property, no material liabilities were incurred by any Loan Party and no purchase or other acquisition of any business or property (including any capital stock of any other Person) was made by any Loan Party which was material in relation to the combined financial condition of the Continuing Business (as defined in the Stock Purchase Agreement) at September 24, 1994.

         (b) The consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at September 27, 1995 and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by Deloitte & Touche, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at January 3, 1996 and the related unaudited consolidated statements of income and of cash flows for the three-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Borrower and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Neither the Borrower nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any material Guarantee Obligation, contingent liability or liability for taxes, or any long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto. During the period from September 27, 1995 to and including the date hereof there has been no sale, transfer or other disposition by the Borrower or any of its consolidated Subsidiaries of any material part of its or their business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial condition of the Borrower and its consolidated Subsidiaries at September 27, 1995.

         6.2 NO CHANGE. (a) Since September 27, 1995, there has been no development or event which has had or could reasonably be expected to have a Material Adverse Effect, and (b) during the period from the Original Closing Date to and including the date of this Agreement no dividends or other distributions have been declared, paid or made upon the Capital Stock of Holdings or the Borrower nor has any of the Capital Stock of Holdings or the Borrower been redeemed, retired, purchased or otherwise acquired for value by the Borrower or any of its Subsidiaries except as disclosed in the financial statements referred to in subsection 6.1 or as set forth on SCHEDULE 6.1(a).

         6.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization,(b) has the corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged,(c) is duly qualified or licensed to do business as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except where the failure to be so qualified and/or in good standing, in the aggregate could not reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.4 CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS.  Each
Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to borrow hereunder. Each Loan Party has taken all necessary corporate action to authorize the Extensions of Credit on the terms and conditions of this Agreement and any Notes and to authorize the execution, delivery and performance by it of the Loan Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by any Loan Party in connection with the Extensions of Credit hereunder or with the execution, delivery or performance by each applicable Loan Party or the validity or enforceability with respect to or against any Loan Party of the Loan Documents to which it is a party other than consents, authorizations and (i) the filing of Uniform Commercial Code financing statements and filings with the United States Patent and Trademark Office and the United States Copyright Office to perfect the security interest that can be perfected by such filings, (ii) recordation of the Mortgages and the Leasehold Mortgages, (iii) filings in connection with enforcement of Loan Documents and
(iv) filings as contemplated by subsection 7.1. This Agreement has been, and each other Loan Document will be, duly executed and delivered on behalf of each Loan Party that is a party thereto. This Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Loan Party that is a party thereto enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

         6.5 NO LEGAL BAR. The execution, delivery and performance of the Loan Documents, the Extensions of Credit hereunder and the use of the proceeds thereof by each applicable Loan Party will not violate any Requirement of Law or Contractual Obligation of any Loan Party which could reasonably be expected to have a Material Adverse Effect and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation other than as contemplated in or permitted by the Loan Documents.

         6.6 NO MATERIAL LITIGATION. Except as set forth in SCHEDULE 6.6, no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) which has a reasonable possibility of an adverse determination, and if adversely determined, could reasonably be expected to have a Material Adverse Effect.

         6.7 NO DEFAULT. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect which could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

         6.8 OWNERSHIP OF PROPERTY; LIENS. Each Loan Party has good record and marketable title in fee simple to, or a valid leasehold interest in, all its real property except for such matters as do not materially adversely affect the use of the property in the conduct of the business as currently conducted, and good title to, or a valid leasehold interest in, all its other material property, and none of such property is subject to any Lien except as permitted by subsection 9.3. SCHEDULE 6.8 sets forth a true and complete list of all real property owned or leased by the Loan Parties as of the Original Closing Date and all Mortgages and Leasehold Mortgages granted by any Loan Party in respect of any real property owned or leased by it as of the date hereof. The Borrower shall deliver to the Agent within 45 days after the Effective Date a true and complete list of all real property owned or leased by the Loan Parties as of such date and all Mortgages and Leasehold Mortgages granted by any Loan Party in respect of any real property owned or leased by it as of such date.

         6.9 INTELLECTUAL PROPERTY. (a) Each Loan Party owns, or is licensed to use, all material patents, trademarks (registered or unregistered), trade names, service marks, assumed names and copyrights (such items, together with all applications therefor and all other material intellectual property and proprietary rights, whether or not subject to statutory registration or protection, of the Borrower or any of its Subsidiaries that are used in or necessary for the conduct of the business of the Borrower and its Subsidiaries being collectively referred to herein as the "INTELLECTUAL PROPERTY") necessary for the conduct of its business except for those the failure to own or license which could not reasonably be expected to have a Material Adverse Effect and (b) no claim of which Holdings or the Borrower has been given notice has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does Holdings or the Borrower know of any valid basis for any such claim, except for such claims that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

         6.10 NO BURDENSOME RESTRICTIONS. Except as set forth on SCHEDULE 6.10, no Requirement of Law or Contractual Obligation applicable to any Loan Party could reasonably be expected to have a Material Adverse Effect.

         6.11 TAXES. Holdings and the Borrower and its Subsidiaries have filed or caused to be filed all tax returns which, to the knowledge of Holdings or the Borrower and its Subsidiaries, are required to be filed in respect of periods subsequent to the Original Closing Date and have paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property in respect of such periods and all other material taxes imposed on it or any of its property by any Governmental Authority (other than any taxes the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the applicable Loan Party and other than any taxes which in the aggregate would not have a Material Adverse Effect as the case may
be) in respect of such periods.

         6.12 FEDERAL REGULATIONS. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation G or Regulation U of the Board of Governors as now and from time to time hereafter in effect. If requested by any Lender or the Agent, the Borrower will furnish to the Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-1 or FR Form U-1 referred to in said Regulation G or Regulation U, as the case may be.

         6.13 ERISA. Except as set forth in SCHEDULE 6.13, neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code, except where, in connection with any such event, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred except where, in connection with any such termination, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect, and no Lien which remains unsatisfied in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount in excess of $30,000,000. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan; neither the Borrower nor any Commonly Controlled Entity would become subject to any liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made; and no such Multiemployer Plan is in Reorganization or Insolvent, except where, in any such case, the liability which would be likely to result could not be reasonably expected to have a Material Adverse Effect.

         6.14 INVESTMENT COMPANY ACT; OTHER REGULATIONS. No Loan Party is an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to regulation under any Federal or State statute or regulation (other than Regulation X of the Board of Governors) which limits its ability to incur Indebtedness as contemplated herein.

         6.15 SUBSIDIARIES. The Subsidiaries of Holdings and the Borrower, as set forth in SCHEDULE 6.15, constitute all the Subsidiaries of Holdings and the Borrower as of the Effective Date.

         6.16 PURPOSE OF LOANS. The proceeds of the Term Loans shall be used by the Borrower to replace the Term Loans under the Existing Credit Agreement. The proceeds of the Revolving Credit Loans and/or Swing Line Loans shall be used for working capital purposes in the ordinary course of business.

         6.17 ENVIRONMENTAL MATTERS. Except to the extent that the inaccuracy of any of the following (or the circumstances giving rise to such inaccuracy), individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

              (a) The facilities and properties owned, leased or operated by the Borrower or any of its Subsidiaries (the "PROPERTIES") do not contain any Hazardous Materials in amounts or concentrations which (i) constitute a violation of, or (ii) could give rise to any liability under, any Environmental Law or could interfere with the continued operation of the Properties or could reasonably be expected to impair the fair saleable value thereof.

              (b) The Borrower and its Subsidiaries and the Properties are in compliance, and to the knowledge of the Borrower and its Subsidiaries have in the last three years been in compliance with all applicable Environmental Laws and applicable Environmental Permits, and the Borrower and its Subsidiaries reasonably believe that they will be able to comply with all applicable Environmental Laws in the future and renew or obtain all Environmental Permits necessary for their operations in the future.

              (c) Neither the Borrower nor any of its Subsidiaries has received any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Properties or the business of the Borrower and its Subsidiaries (the "BUSINESS"), nor to the knowledge of the Borrower or any of its Subsidiaries is such notice being threatened.

              (d) Hazardous Materials have not been transported, disposed of, emitted, discharged, or otherwise released or threatened to be released, nor has their disposal been arranged for, (i) by the Borrower or any of its Subsidiaries in violation of, or (ii) in a manner or to a location which could reasonably be expected to give rise to liability under, any applicable Environmental Law; nor have any Hazardous Materials been generated, treated, stored, emitted, discharged or otherwise released or threatened to be released or disposed of at, on or under any of the Properties in violation of, or in a manner that could reasonably be expected to give rise to liability under, any applicable Environmental Law.

              (e) No judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrower or any of its Subsidiaries, threatened, under any Environmental Law to which the Borrower or any Subsidiary is or to the knowledge of the Borrower or any of its Subsidiaries will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries, or the Properties or the Business.

         6.18 REGULATION H. To the extent available, the Borrower has obtained for all Mortgaged Properties which are located in a "flood hazard area", as designated in any Flood Insurance Rate Map published by the Federal Emergency Management Agency, flood insurance in such total amount as the Agent has from time to time reasonably required.

         6.19 ACCURACY OF INFORMATION. The factual statements and information contained in the Confidential Information Memorandum dated March 1996 relating to Holdings and its Subsidiaries (as the same may be supplemented in writing through the Effective Date, the "INFORMATION MEMORANDUM"), when taken as a whole, were, as of the date of such Information Memorandum or the dates otherwise specified therein or written supplements thereto, accurate in all material respects and did not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, PROVIDED that (a) with respect to trade data which relates to a Person which is not a Loan Party or an Affiliate thereof, the Borrower represents and warrants only that such information is believed by it in good faith to be accurate in all material respects, (b) the statements therein describing documents and agreements are summary only and as such are qualified in their entirety by reference to such documents and agreements, (c) to the extent any such information therein was based upon or constitutes a forecast or projection or pro forma financial information, Holdings and the Borrower represent only that such forecasts or projections or pro forma financial information were based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made and (d) as to the information which is specified as having been supplied by third parties, Holdings and the Borrower represent only that they are not aware of any material misstatement or omission therein.

         6.20 SOLVENCY. As of the Effective Date, after giving effect to the transactions contemplated to occur on the Effective Date, each Loan Party is Solvent.

         6.21 STOCK PURCHASE AGREEMENT. The Agent has received a complete copy of each of the Stock Purchase Agreement (including all exhibits, schedules and disclosure letters referred to therein or delivered pursuant thereto) and all amendments and waivers relating thereto and other side letters or agreements affecting the terms thereof. As of the Effective Date, none of such documents and agreements has been amended or supplemented, nor have any of the provisions thereof been waived, in any material respect, except pursuant to a written agreement or instrument which has heretofore been consented to by the Agent. As of the Effective Date, to the knowledge of Holdings and the Borrower, the representations and warranties contained in the Stock Purchase Agreement are true and correct in all material respects on the Effective Date as if made on and as of the Effective Date (except as contemplated by the Stock Purchase Agreement or other Acquisition Documents or as set forth on SCHEDULE 6.21) and each Lender shall be entitled to rely on such representations and warranties with the same force and effect as if they were incorporated in this Agreement and made to each Lender directly by Holdings and the Borrower.


                           SECTION 7.  CONDITIONS PRECEDENT

         7.1 CONDITIONS TO EFFECTIVENESS AND INITIAL EXTENSIONS OF CREDIT. The effectiveness of this Agreement and the agreement of each Lender to make the initial Extension of Credit requested to be made by it is subject to the satisfaction, immediately prior to or concurrently with the making of such Extension of Credit on the Effective Date, of the following conditions precedent:

              (a) LOAN DOCUMENTS. The Agent shall have received (i) this Agreement, executed and delivered by a duly authorized officer of Holdings and the Borrower with a counterpart for each Lender, (ii)for the account of each Revolving Credit Lender which requests a Revolving Credit Note on the Effective Date, a Revolving Credit Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,(iii) for the account of each Tranche A Lender which requests a Tranche A Term Note on the Effective Date, a Tranche A Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,(iv) for the account of each Tranche B Lender which requests a Tranche B Term Note on the Effective Date, a Tranche B Term Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,(v) if requested by the Swing Line Lender on the Effective Date, for the account of the Swing Line Lender, a Swing Line Note conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,(vi) each of the Stock Pledge Agreements (other than the Subsidiary Stock Pledge Agreements), each executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Agent and a counterpart or a conformed copy for each Lender,(vii) the Subsidiaries Guarantee, executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Agent and a counterpart or a conformed copy for each Lender and
         (viii)each of the Security Agreements, each executed and delivered by a duly authorized officer of each Loan Party party thereto, with a counterpart for the Agent and a counterpart or a conformed copy for each Lender.

              (b) ESTABLISHMENT OF RECEIVABLES FACILITY. The Agent and the Lenders shall have received evidence reasonably satisfactory to them that the Borrower shall have established a receivables purchase facility (as the same may be amended, modified or changed from time to time pursuant to subsection 9.10(e), the "RECEIVABLES FACILITY") on terms and conditions satisfactory to the Agent and the Lenders, at least $85,000,000 (but not more than $100,000,000) of the Net Proceeds of which are applied to prepay Existing Tranche B Term Loans. The Borrower shall also have prepaid Existing Tranche B Term Loans in an amount equal to the difference, if any, between (i) $100 million and
         (ii) the amount of Existing Tranche B Term Loans prepaid with the Net Proceeds of the Receivables Facility in accordance with the previous sentence.

              (c) RELATED AGREEMENTS AND DOCUMENTS. The Agent shall have received, with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower of the Receivables Sale Agreement delivered in connection with the establishment of the Receivables Facility, which shall be satisfactory to the Agent and the Lenders.

              (d) BORROWING CERTIFICATE. The Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Effective Date, substantially in the form of EXHIBIT R, with appropriate insertions and attachments, satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

              (e) CORPORATE PROCEEDINGS OF THE BORROWER. The Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Agent, of the Board of Directors of the Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the Extensions of Credit contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Borrower Security Documents, certified by the Secretary or an Assistant Secretary of the Borrower as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

              (f) BORROWER INCUMBENCY CERTIFICATE. The Agent shall have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Effective Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document reasonably satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

              (g) CORPORATE PROCEEDINGS OF HOLDINGS. The Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Board of Directors of Holdings authorizing (i) the execution, delivery and performance of the Loan Documents to which Holdings is a party and (ii) the granting by it of the Liens created pursuant to the Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of Holdings as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

              (h) HOLDINGS INCUMBENCY CERTIFICATE. The Agent shall have received, with a counterpart for each Lender, a certificate of Holdings, dated the Effective Date, as to the incumbency and signature of the officers of Holdings executing any Loan Document reasonably satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of Holdings.

              (i) CORPORATE PROCEEDINGS OF SUBSIDIARIES. The Agent shall have received, with a counterpart for each Lender, a copy of the resolutions, in form and substance reasonably satisfactory to the Agent, of the Board of Directors of each Subsidiary of the Borrower which is a party to a Loan Document authorizing (i) the execution, delivery and performance of the Loan Documents to which it is a party and (ii) the granting by it of the Liens created pursuant to the Subsidiaries Security Documents to which it is a party, certified by the Secretary or an Assistant Secretary of each such Subsidiary as of the Effective Date, which certificate shall be in form and substance reasonably satisfactory to the Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

              (j) SUBSIDIARY INCUMBENCY CERTIFICATES. The Agent shall have received, with a counterpart for each Lender, a certificate of each Subsidiary of the Borrower which is a Loan Party, dated the Effective Date, as to the incumbency and signature of the officers of such Subsidiaries executing any Loan Document, reasonably satisfactory in form and substance to the Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of each such Subsidiary.

              (k) CORPORATE DOCUMENTS. The Agent shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation and by-laws of each Loan Party, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Loan Party.

              (l) CONSENTS, LICENSES AND APPROVALS. The Agent shall have received, with a counterpart for each Lender, a certificate of a Responsible Officer of the Borrower (i) attaching copies of such consents, authorizations and filings referred to in subsection 6.4 (other than those contemplated by subsection 7.1(o)) as are reasonably requested by the Agent, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance reasonably satisfactory to the Agent.

              (m) FEES. The Agent shall have received the fees to be received on the Effective Date referred to in the Fee Letter dated March 15, 1996, from Chemical and Chemical Securities Inc. to the Borrower.

              (n) LEGAL OPINIONS. The Agent shall have received, with a counterpart for each Lender, the following executed legal opinions:

                     (i) the executed legal opinion of Cravath, Swaine & Moore, special counsel to Holdings and the Borrower, substantially in the form of EXHIBIT S-1;

                    (ii) the executed legal opinion of Jennifer Miller, General Counsel to the Borrower, substantially in the form of EXHIBIT S-2; and

                   (iii) the executed legal opinion of Simpson Thacher & Bartlett substantially in the form of EXHIBIT S-3.

         Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

              (o) PLEDGED STOCK; STOCK POWERS; ACKNOWLEDGMENT AND CONSENTS. The Agent shall have received (i) the certificates representing the shares pledged pursuant to each of the Stock Pledge Agreements (including, without limitation, the shares of Capital Stock of the special purpose Subsidiary formed in connection with the Receivables Facility), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor and (ii) Acknowledgment and Consents in the form attached to each Pledge Agreement executed by a duly authorized officer of each Loan Party whose Capital Stock is pledged pursuant to such Pledge Agreement.

              (p) INSURANCE. The Agent shall have received evidence in form and substance satisfactory to it that all of the requirements of subsection 8.5 and those Sections of the Security Documents requiring the maintenance of insurance shall have been satisfied.

              (q) EXISTING CREDIT AGREEMENT. The Agent shall have received evidence in form and substance satisfactory to it that the Borrower shall (i) have paid in full all accrued interest, fees and other amounts (other than principal) owing to the Existing Lenders under the Existing Credit Agreement as of the Effective Date and (ii) shall have satisfied all its obligations (other than under this Credit Agreement) in respect of all Loans outstanding under the Existing Credit Agreement as of the Effective Date.

         7.2 CONDITIONS TO EACH EXTENSION OF CREDIT. The agreement of each Lender to make any Extension of Credit requested to be made by it on any date (including, without limitation, its initial Extension of Credit), and the agreement of the Issuing Banks to issue any Letter of Credit for which an Application is presented, is subject to the satisfaction of the following conditions precedent:

              (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date (and, in the case of the representations and warranties made on the Original Closing Date, after giving effect to the Stock Purchase and the Merger) as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

              (b) NO DEFAULT. No Default under Section 11(a) or Event of Default (and, except in the case of a Swing Line Loan, no other Default) shall have occurred and be continuing on such date or after giving effect to the Extension of Credit requested to be made on such date.

              (c) BORROWING REQUESTS AND APPLICATIONS. The Agent shall have received a request or Application for such Loan or Letter of Credit if and as required by subsection 3.2, 3.8, 3.11, 3.14, 4.2 or 4.5, as applicable.

Each borrowing by and Letter of Credit issued on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date thereof that the conditions contained in clauses (a) and (b) of this subsection have been satisfied.

                          SECTION 8.  AFFIRMATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, it shall and (except in the case of delivery of financial information, reports and notices and subsection 8.11 and 8.12 which shall be performed by the Borrower) shall cause each of its Subsidiaries to, unless the Required Lenders shall otherwise consent in writing:

         8.1 FINANCIAL STATEMENTS.  Furnish to each Lender:

              (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated and consolidating statements of income and retained earnings and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or a qualification arising out of the scope of the audit, by Deloitte & Touche or other independent certified public accountants of nationally recognized standing; and

              (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated and consolidating balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated and consolidating statements of income and retained earnings and of cash flows of the Borrower and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of the Borrower as being fairly stated in all material respects (subject to normal year-end audit adjustments);

all such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or Responsible Officer, as the case may be, and disclosed therein).

         8.2 CERTIFICATES; OTHER INFORMATION.  Furnish to each Lender:

              (a) concurrently with the delivery of the financial statements referred to in subsection 8.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

              (b) concurrently with the delivery of the financial statements referred to in subsections 8.1(a) and (b), a certificate of a Responsible Officer (i) stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it during such period, and that such Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) setting forth in reasonable detail the calculations required to determine compliance with subsections 9.1 and 9.8;

              (c) not later than fifteen days after the beginning of each fiscal year of the Borrower, a copy of the projections by the Borrower of the operating budget and cash flow budget of the Borrower and its Subsidiaries for such fiscal year, such projections to be accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such projections have been prepared using assumptions believed in good faith by management of the Borrower to be reasonable at the time made and that such Responsible Officer has no reason to believe that such projections are incorrect or misleading in any material respect;

              (d) within five Business Days after the same are sent, copies of all financial statements and reports which Holdings or the Borrower sends to the holders of the Senior Subordinated Notes, the Senior Preferred Stock or any securities of the Loan Parties registered with the SEC, and within five Business Days after the same are filed, copies of all financial statements and reports which Holdings or the Borrower may make to, or file with, the SEC or any successor or analogous Governmental Authority;

              (e) within fifteen Business Days after the end of each fiscal quarter, a certificate of a Responsible Officer of the Borrower setting forth in reasonable detail the aggregate amount of Supported Obligations as at the end of such fiscal quarter; and

              (f) promptly, such additional financial and other information within the possession of the Borrower or any of its Subsidiaries as any Lender may from time to time reasonably request through the Agent.

         8.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except as contemplated by this Agreement or where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or any of its Subsidiaries, as the case may be.

         8.4 CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. Continue to engage in business of the same general type as now conducted by Warren and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business except as otherwise permitted pursuant to subsection 9.5; comply in all material respects with all Contractual Obligations and Requirements of Law (excluding, for purposes of this subsection 8.4, Requirements of Law and Contractual Obligations specifically addressed elsewhere in this Section 8) except where (a) any such Contractual Obligation is being contested in good faith, a bona fide dispute exists with respect to any such Contractual Obligation or failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (b) any such Requirement of Law is being contested in good faith and the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

         8.5 MAINTENANCE OF PROPERTY; INSURANCE. Keep all property material to the conduct of its business in good working order and condition; maintain insurance with financially sound and reputable insurance companies (or, to the extent consistent with prudent business practice, a program of self-insurance) on such of its property and in at least such amounts and against at least such risks as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried.

         8.6 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Keep proper financial records in conformity with GAAP and all Requirements of Law; and permit (a) representatives of the Agent (and, after the occurrence and during the continuance of an Event of Default, any Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time, upon reasonable notice, and as often as may reasonably be desired, and (b) upon reasonable notice during normal business hours, representatives of the Agent or any Lender to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

         8.7 NOTICES.  Promptly give notice to the Agent and each Lender of:

              (a) the occurrence of any Default or Event of Default;

              (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, which in either case, if not cured, or resolved or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

              (c) any litigation or proceeding affecting the Borrower or any of its Subsidiaries in which the amount involved is not covered by insurance or in which injunctive or similar relief is sought which, if adversely determined, could reasonably be expected to have a Material Adverse Effect;

              (d) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
         (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan, in each of cases (i) and (ii), where such event could reasonably be expected to have a Material Adverse Effect; and

              (e) any development or event which could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower proposes to take with respect thereto.

         8.8 ENVIRONMENTAL LAWS. (a) Comply with, and use reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all Environmental Permits required by applicable Environmental Laws.

         (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not be reasonably expected to have a Material Adverse Effect.

         8.9 MAINTENANCE OF LIENS OF THE SECURITY DOCUMENTS. Promptly, upon the reasonable request of the Agent, at the Borrower's expense, execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument supplemental to or confirmatory of the Security Documents or otherwise reasonably deemed by the Agent necessary or desirable for the continued validity, perfection and priority of the Liens on the Collateral covered thereby.

         8.10 PLEDGE OF AFTER ACQUIRED PROPERTY; ADDITIONAL GUARANTORS. (a) If at any time following the Original Closing Date the Borrower or any of its Subsidiaries shall acquire property of any nature whatsoever having a value in excess of $1,000,000 which is intended by the terms of the applicable Security Document to be, but is not, subject to the Liens created by the Security Documents, the Borrower shall, or shall cause the relevant Subsidiaries to, as soon as possible and in no event later than 30 days after the relevant acquisition date and, to the extent permitted by applicable law, grant to the Agent for the ratable benefit of the Lenders a first priority (subject to Liens permitted under subsection 9.3) Lien (to the extent the applicable Loan Party is then permitted to grant such a Lien) on such property as collateral security for the Obligations pursuant to documentation reasonably satisfactory in form and substance to the Agent. The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, and thereafter register, file or record in an appropriate governmental office, any document or instrument (including legal opinions, title insurance, consents and corporate documents) and take all such actions reasonably deemed by the Agent to be necessary or desirable to ensure the creation, priority and perfection of such Lien.

         (b) Notwithstanding the provisions of subsection 8.10(a), (i) no After-Acquired Mortgage Property with a fair market value (as determined by the Agent in its reasonable judgment, it being understood that the purchase price shall be indicative thereof) (the "FAIR MARKET VALUE") of less than $1,000,000 shall be subject to the provisions of subsection 8.10(a), (ii) each item of After-Acquired Mortgage Property with a fair market value of at least $1,000,000 but less than $20,000,000 shall not be subject to the provisions of subsection 8.10(a) unless and until the aggregate Fair Market Value of all items of After-Acquired Mortgage Property described in this clause (ii) and not pledged to the Agent pursuant to the next sentence equals or exceeds $20,000,000 and
(iii) if, at any time, the aggregate amount of outstanding Term Loans is less than or equal to $250,000,000 and the Consolidated Interest Expense Ratio of the Borrower for the period of four consecutive fiscal quarters ended on the last day of the most recently ended fiscal quarter is at least 3.00 to 1.00, no Timberland Property from and after such time shall be subject to the provisions of subsection 8.10(a). On each occasion that the Fair Market Value of all items of After-Acquired Mortgage Property described in clause (ii) of the immediately preceding sentence shall equal or exceed $20,000,000, all such property (and not merely the portion of the property in excess of $20,000,000) shall be pledged to the Agent for the benefit of the Lenders pursuant to paragraph (a) above and, after such pledge, the provisions of such clause (ii) shall apply to subsequently acquired After-Acquired Mortgage Property described in such clause.

         (c) The Borrower shall cause each new Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the date hereof, promptly upon such creation or acquisition, to execute a Subsidiary Security Agreement and an instrument in form and substance reasonably satisfactory to the Agent (it being acknowledged and agreed that an instrument in the form attached to the Subsidiaries Guarantee as EXHIBIT A shall satisfy this requirement) pursuant to which such new Subsidiary shall become a party to the Subsidiaries' Guarantee as a guarantor thereunder, and the Borrower shall execute and deliver a Supplement to the Borrower Stock Pledge Agreement in form and substance reasonably satisfactory to the Agent, or shall cause the Subsidiary of the Borrower which holds the Capital Stock of such new Subsidiary to execute and deliver a Subsidiary Stock Pledge Agreement or a Supplement to the Subsidiary Stock Pledge Agreement to which it is a party, providing for the pledge of 100% of the issued and outstanding common stock of such new Subsidiary (PROVIDED, that in no event shall Capital Stock representing more than 65% of the voting power of the Capital Stock of any such new Subsidiary which is a Foreign Subsidiary be so pledged) to the Agent for the benefit of the Lenders, and the Borrower shall deliver to the Agent the stock certificates evidencing such Capital Stock together with undated stock powers for each such certificate, duly executed in blank.

         8.11 INTEREST RATE PROTECTION. Without the prior written consent of the Agent, not terminate any of the Interest Rate Protection Agreements entered into in connection with the Existing Credit Agreement described on SCHEDULE 8.11 unless the Borrower shall have entered into Interest Rate Protection Agreements which, considered together with the terms of the Borrower's outstanding Indebtedness bearing a fixed rate of interest and any other Interest Rate Protection Agreements then in effect, provide to the Borrower fixed interest rates with respect to not less than one-half of the aggregate outstanding principal amount of the Borrower's outstanding Indebtedness as of the Original Closing Date (other than Revolving Credit Loans repaid within 10 Business Days of the Original Closing Date and Indebtedness in respect of Letters of Credit issued on the Original Closing Date) for a period of at least three years after the Original Closing Date, and the Borrower agrees and confirms that the Borrower Security Agreement grants to the Agent, for the benefit of the Lenders, a first priority (subject to any Liens permitted pursuant to subsection 9.3) perfected security interest in its rights under any such Interest Rate Protection Agreements. The Borrower covenants and agrees that it will not (and it will not permit its Subsidiaries to) enter into Rate Protection Agreements for the purpose of (i) reducing the amount of Indebtedness bearing a fixed rate of interest or swapped or capped into a fixed rate of interest as required by this subsection 8.11 or (ii) speculating on interest rates or currency movements. It is understood and agreed that the foregoing prohibition is not intended to restrict the use of Rate Protection Agreements in the ordinary course of business to match assets and liabilities of the Borrower and its Subsidiaries.

         8.12 PERMANENT RECEIVABLES REFINANCING. To the extent the Receivables Facility has a term which expires prior to the fifth anniversary of the Effective Date, the Borrower shall use its reasonable best efforts until October 26, 1996 to cause the Receivables Facility to be refinanced with a Permitted Receivables Facility with a term of five years, which Permitted Receivables Facility results in Net Proceeds to the Borrower equal to the amount of Net Proceeds received in connection with the Receivables Facility and applied to prepay the Existing Tranche B Term Loans in accordance with subsection 7.1(b).


                            SECTION 9.  NEGATIVE COVENANTS

         The Borrower hereby agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, the Borrower shall not, nor (except with respect to subsection 9.1) shall the Borrower permit any of its Subsidiaries to, directly or indirectly, unless the Required Lenders shall otherwise agree in writing:

         9.1 FINANCIAL CONDITION COVENANTS.

              (a) MAINTENANCE OF NET WORTH. Permit Consolidated Net Worth at the end of any fiscal quarter ending after the Original Closing Date to be less than an amount equal to the sum of (i) $350,000,000 and
         (ii) 50% of aggregate Consolidated Net Income for each fiscal year, for which Consolidated Net Income was positive, elapsed during the period commencing January 1, 1995 and ending at the end of the most recently completed fiscal year.

              (b) CAPITALIZATION RATIO. Permit the Capitalization Ratio at the end of any fiscal quarter ending during any "Test Period" set forth below to be greater than the amount set forth opposite such period below:

             Test Period                      Capitalization Ratio
             -----------                      --------------------

         12/29/94 - 01/01/97                0.65 to 1.00
         01/02/97 - 12/31/97                0.60 to 1.00
         01/01/98 - 12/30/98                0.55 to 1.00
         12/31/98 and thereafter                 0.50 to 1.00

              (c) INTEREST COVERAGE. Permit for any period of four consecutive fiscal quarters ending during any "Test Period" set forth below the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period to be less than the ratio set forth opposite such period below:

              Test Period                   Interest coverage Ratio
              -----------                   -----------------------

         06/28/95 - 12/27/95                1.50 to 1
         12/28/95 - 01/01/97                1.75 to 1
         01/02/97 - 12/31/97                2.25 to 1
         01/01/98 - 12/30/98                2.75 to 1
         12/31/98 and thereafter                 3.00 to 1

PROVIDED, that, for the periods ended June 28, 1995 and September 27, 1995, the ratio of Consolidated EBITDA to Consolidated Cash Interest Expense shall be calculated with respect to the six-month and nine-month periods ended on such dates, respectively.

         9.2 LIMITATION ON INDEBTEDNESS. Create, incur, assume or suffer to exist any Indebtedness, except:

              (a) Indebtedness in respect of the Loans, any Notes, the Guarantees, the Letters of Credit and the other obligations of the Loan Parties under this Agreement and the other Loan Documents;

              (b) subject to subsection 9.9(d), Indebtedness of the Borrower to any Subsidiary and of any Subsidiary to the Borrower or any other Subsidiary;

              (c) Indebtedness of the Borrower and any of its Subsidiaries incurred to finance the acquisition, construction or improvement of fixed or capital assets (whether pursuant to a loan, a Financing Lease or otherwise) in an aggregate principal amount, together with outstanding Indebtedness permitted under subsection 9.2(e) and any Indebtedness guaranteed pursuant to and not excluded from such computation under subsection 9.4(h), not exceeding as to the Borrower and its Subsidiaries $100,000,000 at any time outstanding;

              (d) Indebtedness in respect of the financings described on
         SCHEDULE 9.2(d) (the "ASSUMED FINANCINGS") and, so long as (i) no LOC Letter of Credit is outstanding with respect to any such Assumed Financing and (ii) the Borrower may not request a Letter of Credit to be issued with respect to such Assumed Financing, any renewals, extensions, refundings or refinancings of such Indebtedness, PROVIDED the amount thereof is not increased (except that the amount of such Indebtedness may be increased by an aggregate amount not to exceed $15,000,000 in connection with all such renewals, extensions, refundings or refinancings, PROVIDED that the proceeds of such increase of Indebtedness are used only to pay fees and expenses incurred in connection with such renewals, extensions, refundings or refinancings), the maturity of principal thereof is not shortened (unless to a maturity after the Obligations shall have been paid in full, the Commitments shall have been terminated and no Letter of Credit is outstanding) and any subordination provisions thereof are not amended or modified except on terms and conditions satisfactory to the Required Lenders, in each case after giving effect to such renewal, extension, refunding or refinancing;

              (e) Indebtedness in respect of Sale/Leaseback Transactions permitted under subsection 9.12 in an aggregate principal amount incurred subsequent to the Original Closing Date, together with outstanding Indebtedness permitted under subsection 9.2(c) and any Indebtedness guaranteed pursuant to and not excluded from such computation under subsection 9.4(h), not to exceed $100,000,000 at any time outstanding;

              (f) Indebtedness of the Borrower in an aggregate principal amount not exceeding $375,000,000 in respect of the Senior Subordinated Notes and any senior subordinated notes of the Borrower issued in exchange therefor and having substantially identical terms as contemplated by the Senior Subordinated Note Indenture;

              (g) Indebtedness not exceeding, together with any Guarantee Obligations outstanding and not excluded from such computation under subsection 9.4(b), $100,000,000 in aggregate principal and/or guaranteed amount at any one time outstanding, PROVIDED that such Indebtedness is not secured by a Lien on any assets of the Loan Parties;

              (h) Indebtedness consisting of Guarantee Obligations expressly permitted pursuant to subsection 9.4;

              (i) Indebtedness of the Borrower or any of its Subsidiaries which represents the assumption of Indebtedness of a wholly owned Subsidiary of the Borrower in connection with the merger of such wholly owned Subsidiary with or into the assuming Person or the purchase of all or substantially all the assets of such wholly owned Subsidiary, in each case pursuant to a transaction permitted under subsection 9.5(a) or 9.5(b), as the case may be;

              (j) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, bankers acceptances, letters of credit, surety bonds or other similar obligations arising in the ordinary course of business, and any refinancings thereof, PROVIDED that no such bond, bankers acceptance, letter of credit or similar obligation is provided to secure the repayment of other Indebtedness;

              (k) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business, PROVIDED that such Indebtedness is extinguished within five Business Days of notice to the Borrower of its incurrence;

              (l) Indebtedness which is (i) secured by Liens expressly permitted by subsection 9.3(m) and (ii) assumed in connection with the acquisition of the assets subject to such Liens;

              (m) Indebtedness of a Person which becomes a Subsidiary after the date hereof, PROVIDED that (i) such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation of the acquisition and (ii) immediately after giving effect to the acquisition of such Person by the Borrower (solely for the purpose of computing compliance with the covenants contained in subsection 9.1) no Default or Event of Default shall have occurred and be continuing;

              (n) Indebtedness of the Borrower or any of its Subsidiaries to Holdings, PROVIDED that (i) such Indebtedness is subordinated to the Obligations on terms and conditions satisfactory to the Agent and (ii) such Indebtedness is funded by Holdings with proceeds of Indebtedness of Holdings to any of the Investors or any of their respective Affiliates or the cash proceeds from the sale of Capital Stock by Holdings to, or capital contributions received from, any of the Investors or any of their respective Affiliates;

              (o) Indebtedness in respect of Rate Protection Agreements permitted under subsection 8.11;

              (p) Indebtedness of the Borrower or SDW Finance (i) under the Receivables Sale Agreement in connection with the Receivables Facility or (ii) arising out of any other Permitted Receivables Financing; and

              (q) any renewals, extensions, refundings or refinancings of such Indebtedness (other than the Indebtedness described in subsections 9.2(a) and 9.2(f) above) subject, in the case of the Indebtedness described in subsection 9.2(d), to the specific limitations, renewals, extensions, refundings and refinancings described therein, PROVIDED that the principal amount of such Indebtedness is not increased pursuant to any such renewal, extension, refunding or refinancing, other than, subject to the approval of the Agent, in connection with any Permitted Receivables Financing.

         9.3 LIMITATION ON LIENS. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for:

              (a) Liens for taxes not yet due or which are being contested in good faith by appropriate proceedings, PROVIDED that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

              (b) statutory landlords' liens and carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business for sums which are not overdue for a period of more than 60 days or which are being contested in good faith by appropriate proceedings;

              (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

              (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

              (e) all easements, zoning restrictions, flowage rights, rights-of-way, covenants, conditions, restrictions, reservations, licenses, agreements and other similar matters, including the unrecorded easements and similar agreements set forth in
         SCHEDULE 9.3(e), which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the use of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or such Subsidiary and, in the case of the Timberlands, which do not materially interfere with access to, or ability to remove material amounts of Timber;

              (f) Liens securing Indebtedness of the Borrower and its Subsidiaries permitted by subsection 9.2(c) incurred to finance the acquisition, construction or improvement of fixed or capital assets, PROVIDED that (i) such Liens shall be created within 180 days after the acquisition, construction or improvement of such fixed or capital assets,(ii) such Liens do not at any time encumber any property other than the property acquired, constructed or improved with the proceeds of such Indebtedness,(iii) the amount of Indebtedness secured thereby shall not subsequently be increased and (iv) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the original purchase price of such asset or the amount expended to construct or improve such asset, as the case may be;

              (g) Liens in existence on the date hereof securing Indebtedness permitted by subsection 9.2(d), PROVIDED that (i) no such Lien is spread to cover any additional property after the Original Closing Date, except that such Lien may cover any replacement property acquired with such Indebtedness in connection with any renewal, extension, refunding or refinancing of such Indebtedness permitted under subsection 9.2(d) and (ii) the amount of Indebtedness secured thereby shall not subsequently be increased (except to the extent expressly required by any agreement governing the terms of any Assumed Financing as such agreement is in effect on the Original Closing Date or as permitted under subsection 9.2(d). It is understood and agreed that (i) the Liens securing the Muskegon Solid Waste Bonds were permitted under subsection 9.3(g) of the Existing Credit Agreement,
         (ii) the Muskegon Solid Waste Bonds were amended on August 21, 1995 and (iii) the Liens securing the Indebtedness under the Muskegon Solid Waste Bonds (as amended), to the extent they are perfected in the property permitted to be subject to such Liens under this subsection 9.3(g), shall be prior to any Liens in such property securing Indebtedness and other amounts owing under this Agreement and the other Loan Documents;

              (h) Liens in existence on the date hereof listed on SCHEDULE 9.3(h), PROVIDED that no such Lien is spread to cover any additional property after the Original Closing Date and that the amount of Indebtedness secured thereby shall not subsequently be increased;

              (i) all building codes and zoning ordinances and other laws, ordinances, regulations, rules, orders or determinations of any federal, state, county, municipal or other governmental authority now or hereafter enacted;

              (j) all immaterial encroachments, overlaps, boundary line disputes, shortages in area, cemeteries and burial grounds and other similar matters not of record which would be disclosed by an accurate survey or inspection of the real property of the Borrower and its Subsidiaries;

              (k) all existing public and private roads and streets (whether dedicated or undedicated);

              (l) Liens created pursuant to the Security Documents;

              (m) any Lien on any asset securing Indebtedness permitted to be incurred under subsection 9.2(e) in connection with Sale/Leaseback Transactions expressly permitted by subsection 9.12; PROVIDED that
         (i) the proceeds of such Indebtedness shall be at least equal to 80% of the fair market value (as determined in good faith by the Board of Directors, or any duly authorized committee thereof, of the Borrower) of such asset and (ii) at the time of incurrence of such Indebtedness, no Event of Default shall have occurred and be continuing or would result as a result thereof;

              (n) any Lien on any asset acquired directly or indirectly by the Borrower or any of its Subsidiaries after the Original Closing Date which is not incurred in contemplation of such acquisition;

              (o) judgment Liens created by or resulting from any litigation or legal proceeding if released or bonded within 30 days of the date of creation thereof, unless such litigation or legal proceeding could reasonably be expected to have a Material Adverse Effect;

              (p) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by subsection 9.2(m), PROVIDED that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation of the acquisition, (ii) any such Lien does not by its terms cover any property or assets after the time such Person becomes a Subsidiary which were not covered immediately prior thereto and (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person becomes a Subsidiary;

              (q) all rights with respect to the mining, extraction and removal of all minerals of whatever kind and character, including, without limitation, all metals, precious and base, metallic and non-metallic minerals, all coal, iron ore, oil, gas, sulfur, methane gas in coal seams, limestone and other minerals, metals and ores located on, in or under each of the Mortgaged Properties which have heretofore been granted or leased to, or accepted or reserved by persons or entities all in accordance with the terms set forth in such grant, lease, exception or reservation;

              (r) with respect to Timberland Properties: (i) all existing leases, licenses and other agreements, if any, for roads, bridges, boat ramps, woodyards, forestry practice and research activities, hunting and fishing (including cabins and camps relating thereto) and other residential and recreational purposes, whether or not of record;
         (ii) timber cutting and hauling contracts and timber sales agreements and similar agreements which have been entered into by the Borrower in the ordinary course of business as set forth in SCHEDULE 9.3(r) hereof; (iii) any immaterial loss or claim that may arise by reason of or in connection with any indefiniteness or uncertainty in the legal descriptions of Timberland Properties; (iv) any immaterial loss or claim due to lack of access to any portion of the Timberland Properties; and (v) rights, if any, of persons in possession, with or without the consent of the applicable owner, of the Timberland Properties;

              (s) Liens on Receivables and Related Security created to secure the Receivables Facility under the applicable Receivables Sale Agreement and any Liens on Receivables and Related Security created to secure any other Permitted Receivables Financing; and

              (t) Liens to secure any Indebtedness permitted under subsection 9.2(q), PROVIDED that (i) such Lien shall be limited to all or part of the same property, if any, that secured the Indebtedness renewed, extended, refunded or refinanced with such Indebtedness or any other property acquired in connection with such renewal, extension, refunding or refinancing to replace such property and (ii) the principal amount of the Indebtedness secured by such Lien is not increased.

         9.4 LIMITATION ON GUARANTEE OBLIGATIONS. Create, incur, assume or suffer to exist any Guarantee Obligation except:

              (a) Guarantee Obligations in existence on the date hereof and listed on SCHEDULE 9.4(a);

              (b) Guarantee Obligations incurred after the date hereof in an aggregate amount not to exceed, together with any Indebtedness outstanding under subsection 9.2(g), $100,000,000 at any one time outstanding, PROVIDED that such Guarantee Obligations are not secured by a Lien on any assets of the Loan Parties, and PROVIDED FURTHER, that no Guarantee Obligation shall be included in any computation with respect to the $100,000,000 limit contained in this subsection and subsection 9.2(g) if such Guarantee Obligation relates to a Primary Obligation included in any computation of such limit;

              (c) the Guarantees and Letters of Credit;

              (d) guarantees made in the ordinary course of its business by the Borrower of obligations of any Subsidiary, which obligations are otherwise permitted under this Agreement;

              (e) reimbursement obligations of the Borrower pursuant to Indebtedness expressly permitted by subsection 9.2(j);

              (f) guarantees by any Subsidiary (i) in respect of Indebtedness permitted under subsection 9.2(f)(i) on the terms, or on terms substantially identical to (including with respect to the subordination of such guarantees to the Obligations) the terms, of the Senior Subordinated Note Indenture and (ii) in respect of Indebtedness permitted under subsection 9.2(f)(ii) on the terms of, or on terms substantially identical to (including with respect to the subordination of such guarantees to the Obligations) the terms of, the Subordinated Bridge Notes, the Subordinated Rollover Notes or such other subordinated notes or debentures incurred to refinance the Subordinated Bridge Notes or the Subordinated Rollover Notes, as the case may be, permitted under subsection 9.2(f)(ii);

              (g) guarantees in respect of the Indebtedness permitted under subsection 9.2(d);

              (h) Guarantee Obligations in respect of Indebtedness of a Person or Persons other than a Loan Party consisting of tax-exempt industrial development or pollution control revenue bonds (either through Financing Lease Obligations or installment purchase obligations in respect of facilities to be acquired by a Loan Party and to be financed by such bonds, and including a direct guarantee of such bonds) giving rise to Indebtedness of the nature described in subsection 9.2(c) or 9.2(e) not exceeding, together with any outstanding Indebtedness under subsection 9.2(c) and 9.2(e), $100,000,000 at any time outstanding, PROVIDED, that no Guarantee Obligation shall be included in any computation with respect to the $100,000,000 limit contained in this subsection or subsection 9.2(c) or 9.2(e) if such Guarantee Obligation relates to a Primary Obligation included in any computation of such limit; and

              (i) Guarantee Obligations in existence on the date hereof not exceeding $5,000,000 in the aggregate at any time.

         9.5 LIMITATION ON FUNDAMENTAL CHANGES. Enter into any merger (other than the Merger), consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets, or make any material change in its present method of conducting business, except:

              (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (PROVIDED that the Borrower shall be the continuing or surviving corporation) or with or into any one or more wholly owned Subsidiaries of the Borrower (PROVIDED that the wholly owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

              (b) any wholly owned Subsidiary may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any other wholly owned Subsidiary of the Borrower; and

              (c) pursuant to any sale of assets expressly permitted by subsection 9.6.

         9.6 LIMITATION ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, receivables and leasehold interests), whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person other than the Borrower or any wholly owned Subsidiary, except:

              (a) the conveyance, sale, lease, assignment, transfer or other disposition of Obsolete Property or surplus property in the ordinary course of business;

              (b) Asset Sales (other than Asset Sales of inventory (including Timber) or of Timberland Property and other than any other Asset Sale permitted under this subsection 9.6) in the ordinary course of business, PROVIDED that (i) the Net Proceeds of any such Asset Sale are applied to prepay Term Loans and/or LOC Loans to the extent required by subsection 5.1(c) and (ii) the aggregate amount of Net Proceeds of Asset Sales subsequent to the Original Closing Date shall not exceed $100,000,000;

              (c) any Asset Sale pursuant to any Sale/Leaseback Transaction permitted pursuant to subsection 9.12, PROVIDED that the Net Proceeds of any such Asset Sale are applied to prepay Term Loans and/or LOC Loans to the extent required by subsection 5.1(c);

              (d) the sale of inventory (including Timber) in the ordinary course of business;

              (e) the sale or discount for fair value without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof;

              (f) as permitted by subsection 9.5(b);

              (g) the license of Intellectual Property in the ordinary course of business;

              (h) leases or subleases not materially interfering with the ordinary course of conduct of the business of the Borrower and its Subsidiaries;

              (i) (I) Asset Sales of Timberland Property in the ordinary course of business consistent with past practice and (II) other Asset Sales of Timberland Property (other than pursuant to a Sale/Leaseback Transaction), PROVIDED that the Net Proceeds of any such Asset Sale pursuant to this clause (II) are applied to prepay Term Loans and/or LOC Loans to the extent required by subsection 5.1(c);

              (j) sales of electric power generated by the Plant (as defined in the Power Sales Agreement as in effect on the date hereof); and

              (k) (i) sales of Receivables and rights to all Related Security by the Borrower to SDW Finance and by SDW Finance to the Receivables Company, in each case, in connection with the Receivables Facility and
         (ii) sales of Receivables and rights to all Related Security in connection with any other Permitted Receivables Financing which shall be in addition to and not limited by subsection 9.6(b).

         9.7 LIMITATION ON RESTRICTED PAYMENTS. Declare or pay any dividend (other than dividends payable solely in common stock or Senior Preferred Stock of the Borrower) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of Capital Stock of the Borrower or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of the Borrower or any Subsidiary (such declarations, payments, setting apart, purchases, redemptions, defeasances, retirements, acquisitions and distributions being herein called "RESTRICTED PAYMENTS"), except that,

              (a) the Borrower may pay cash dividends to Holdings to pay any taxes or expenses required to be paid by Holdings in the ordinary course of business and to maintain a cash balance of $25,000 for the payment of such taxes and expenses, PROVIDED that any such taxes or expenses are paid no later than fifteen Business Days after the date on which the relevant dividend is made;

              (b) the Borrower may pay cash dividends to Holdings to the extent necessary to enable Holdings to pay fees, expenses and other obligations incurred or required in connection with the Stock Purchase or the Merger or in connection with the matters described in subsection 9A.1(iii)(D) or subsection 9A.1(vi), PROVIDED that Holdings shall pay each obligation in respect of which such dividend is made no later than fifteen Business Days after the date on which the relevant dividend is made;

              (c) the Borrower may repurchase, redeem or otherwise acquire or retire for value (or pay cash dividends to Holdings which are used by Holdings to repurchase, redeem or otherwise acquire or retire for value) any Common Stock or other Equity Interests of Holdings held by employees of Holdings, the Borrower or any of its Subsidiaries pursuant to any employee equity subscription agreement, stock option agreement or stock ownership arrangement; PROVIDED that (i) the aggregate price paid for all such repurchased, redeemed, acquired or retired Common Stock or other Equity Interests shall not exceed $5,000,000 in any twelve-month period plus the aggregate cash proceeds received by the Borrower during such twelve-month period from any reissuance of Common Stock or other Equity Interests of Holdings to employees of Holdings, the Borrower or its Subsidiaries; and (ii) no Event of Default shall have then occurred and be continuing or would result therefrom, PROVIDED, that this clause (ii) shall not prohibit any transaction under this subsection 9.7(c) within 60 days of the date of declaration or the making of any binding commitment in respect of any such transaction if at said date of declaration or commitment no Event of Default shall have then occurred and be continuing or would result therefrom;

              (d) upon exercise of Warrants, the Borrower may make cash dividends to Holdings to the extent necessary to enable Holdings to pay any cash payments made in lieu of the issuance of fractional shares of Common Stock in respect of the Warrants, PROVIDED that any such payments are made no later than fifteen Business Days after the date on which the relevant dividend is made;

              (e) the Borrower may pay all or part of the administrative fee referred to in clause (vi) of the proviso contained in subsection 9.11 in the form of a dividend; and

              (f) if the aggregate outstanding principal amount of the Term Loans is less than or equal to $250,000,000 and so long as the Consolidated Interest Expense Ratio of the Borrower for the period of four consecutive quarters ended on the last day of the immediately preceding fiscal quarter is at least 3.00 to 1.00, the Borrower may pay cash dividends during any fiscal year on the Senior Preferred Stock out of the Borrower's Portion of Excess Cash Flow for the previous fiscal year, PROVIDED that (i) the amount of the Borrower's Portion of Excess Cash Flow which shall be available to make dividend payments pursuant to this subsection 9.7(f) shall be reduced by the amount of any optional prepayments applied in accordance with the first sentence of subsection 5.1(a)(ii) and (ii) no Default or Event of Default has then occurred and is continuing or would result therefrom.

         9.8 LIMITATION ON CAPITAL EXPENDITURES.  Make or commit to make
Capital Expenditures in the aggregate for the Borrower and its Subsidiaries during any of the fiscal years of the Borrower set forth below, in excess of the amount set forth opposite such fiscal year below:

                  Fiscal Year        Amount
                  -----------        ------

                     1995         $100,000,000
                     1996          150,000,000
                     1997          160,000,000
                     1998          165,000,000
                     1999          125,000,000
                     2000          135,000,000
                     2001          145,000,000
                     2002          150,000,000

PROVIDED, that (i) Capital Expenditures with respect to the 1995 fiscal year shall be calculated with respect to the period beginning on September 29, 1994 and ending on September 27, 1995,(ii) Capital Expenditures permitted to be made during any fiscal year (and not carried over from a prior fiscal year) and not made during such fiscal year may be carried over and expended during the next succeeding fiscal year and (iii) Capital Expenditures made during any fiscal year shall be first deemed made in respect of amounts carried over from the prior fiscal year and then deemed made in respects of amounts permitted for such fiscal year.

         9.9 LIMITATION ON INVESTMENTS, LOANS AND ADVANCES. Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of, or any assets constituting a business unit of, or make any other investment in, any Person (an "INVESTMENT"), except:

              (a) extensions of trade credit and endorsements of negotiable instruments and other negotiable documents in the ordinary course of business;

              (b) investments in Cash Equivalents;

              (c) loans and advances to employees and directors of Holdings, the Borrower or any of its Subsidiaries for travel, entertainment and relocation expenses in the ordinary course of business in an aggregate amount for Holdings, the Borrower and its Subsidiaries not to exceed $5,000,000 at any time outstanding;

              (d) Investments by the Borrower in its Subsidiaries and Investments by such Subsidiaries in the Borrower and in other Subsidiaries, PROVIDED that the aggregate amount of all such Investments (including Investments in the nature of sales and transfers of assets (including, pursuant to a transaction permitted under subsection 9.5(b)) for less than fair market value) after the Original Closing Date in Foreign Subsidiaries shall not exceed $25,000,000, PROVIDED, FURTHER, that the Borrower may contribute the assets owned by the Borrower and located in Belgium as of the Original Closing Date to a Foreign Subsidiary and such contribution shall not be deemed to constitute an Investment for purposes of the Dollar limitation contained in the immediately preceding proviso;

              (e) securities held by the Borrower or any of its Subsidiaries prior to the Original Closing Date and listed on SCHEDULE 9.9(e);

              (f) advances by the Borrower to Holdings, in lieu of the payment of cash dividends, to enable Holdings to make the payments contemplated by subsection 9.7 (other than subsection 9.7(e)), PROVIDED that, if such advances are made with respect to the payments contemplated by subsection 9.7(a), 9.7(b) or 9.7(d), such advances are used to make such payments within fifteen Business Days after such advances are made;

              (g) loans or advances made by the Borrower or any Subsidiary to any Subsidiary or made by any Subsidiary to the Borrower or any Subsidiary;

              (h) any Investments consisting of (i) any contract pursuant to which a Loan Party obtains the right to cut, harvest or otherwise acquire timber on property owned by any other Person, whether or not such Loan Party's obligations under such contract are evidenced by a note or other instrument or (ii) loans or advances to customers of a Loan Party, including leases of personal property of such Loan Party to such customers, not exceeding $10,000,000 in the aggregate at any time outstanding; PROVIDED that the contracts, loans and advances pursuant to this subsection 9.9(h) are made in the ordinary course of business;

              (i) guarantees of a Person or Persons other than a Loan Party consisting of tax-exempt industrial development or pollution control revenue bonds (either through Financing Lease Obligations or installment purchase obligations in respect of facilities to be acquired by a Loan Party and to be financed by such bonds, and including a direct guarantee of such bonds) giving rise to Indebtedness incurred to finance the acquisition, construction or improvement of fixed or capital assets pursuant to subsection 9.2(c);

              (j) promissory notes issued to the Borrower or any of its Subsidiaries by the purchasers of assets sold in accordance with subsection 9.6(a), 9.6(b) or 9.6(c), PROVIDED that (i) the principal amount of all such promissory notes in connection with any sale of assets shall not exceed 15% of the total sales price for such assets and (ii) the aggregate principal amount of all such promissory notes at any time outstanding shall not exceed $3,000,000;

              (k) acquisitions of Timberland Properties in the ordinary course of business consistent with past practice; and

              (l) other Investments not to exceed $15,000,000 at any time outstanding, PROVIDED that the Loan Parties comply with the requirements of subsection 8.10 with respect to any property or Capital Stock acquired in any such acquisition.

         9.10 LIMITATION ON OPTIONAL PAYMENTS AND MODIFICATIONS OF DEBT INSTRUMENTS AND OPTIONAL TERMINATION OF ANY PERMITTED RECEIVABLES FINANCING. (a) Make any optional payment or prepayment on or redemption, defeasance or purchase of any Senior Subordinated Notes, Subordinated Bridge Notes, Subordinated Rollover Notes or other Indebtedness permitted under subsection 9.2(f), except that the Borrower shall, if Subordinated Bridge Notes are outstanding, take such action as may be required of it to convert such Subordinated Bridge Notes to Subordinated Rollover Notes in accordance with the terms thereof,(b) amend, modify or change, or consent or agree to any amendment, modification or change to any of the terms of the Senior Subordinated Note Indenture or any other agreement or indenture governing the terms and conditions of any other Indebtedness permitted under subsection 9.2(f) (other than by any amendment, modification change, supplement or waiver which (i) would extend the maturity or reduce the amount of any payment of principal thereof or would reduce the rate or extend the date for payment of interest thereon or (ii) does not in any way adversely affect the interests of the Agent or the Lenders hereunder or under the other Loan Documents or (iii) is of a technical or clarifying nature),(c) amend, modify or change any of the terms of the Series A Preferred Stock or the Series B Preferred Stock (other than by any amendment, modification or change which (i) would extend the maturity or reduce the dividends payable in respect thereof or would reduce the rate or extend the date for payment of dividend thereon or (ii) does not in any way adversely affect the interests of the Agent or the Lenders hereunder or under the Loan Documents or (iii) is of a technical or clarifying nature), (d) exchange any shares of Senior Preferred Stock for Exchange Debentures, (e) amend, modify or change any of the terms of the Receivables Facility or any other Permitted Receivables Financing (other than by any amendment, modification, change, supplement or waiver which (i) would extend the maturity thereof or (ii) does not in any way adversely affect the interests of the Agent or the Lenders hereunder or under the Loan Documents or (iii) is of a technical or clarifying nature) or (f) optionally terminate the Receivables Facility or any other Permitted Receivables Financing (other than in connection with the establishment of a Permitted Receivables Financing).

         9.11 LIMITATION ON TRANSACTIONS WITH AFFILIATES. Enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction is (a) otherwise permitted under this Agreement,(b) in the ordinary course of the Borrower's or such Subsidiary's business and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, PROVIDED, that the foregoing restriction shall not prohibit (i) payment of reasonable fees to directors of Holdings, the Borrower and its Subsidiaries, (ii) the transactions contemplated by the Acquisition Documents, (iii) any payment or other transaction pursuant to any tax sharing agreement, (iv) payments permitted under subsection 9.7 or subsection 9.9, (v) underwriting or similar agreements with DLJMB, UBSCC or any of their respective Affiliates on customary terms, (vi) the payment of an administrative fee to Holdings in an amount not to exceed $1,000,000 in any calendar year to pay costs and expenses incurred by it in the ordinary course of business, (vii) the payment of an advisory fee to Sappi and/or its Affiliates in an amount not to exceed $1,000,000 in any calendar year, (viii) the Indebtedness permitted pursuant to subsection 9.2(b) or 9.2(n), (ix) any employment agreement entered into by the Borrower or any of its Subsidiaries in the ordinary course of business,
(x) any issuance of securities in connection with employment arrangements, stock options and stock ownership plans of the Borrower entered into in the ordinary course of business, (xi) transactions between the Borrower and its Subsidiaries and (xii) the transactions contemplated by the agreements listed on SCHEDULE 9.11(xii).

         9.12 LIMITATION ON SALES AND LEASEBACKS. Enter into any arrangement with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property which has been or is to be sold or transferred by the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or such Subsidiary (a "SALE/LEASEBACK TRANSACTION"), except for Sale/Leaseback Transactions (a) with respect to Timberland Property and (b) subsequent to the Original Closing Date the aggregate sales price of which, together with the aggregate principal amount of Indebtedness incurred under subsection 9.2(c), does not exceed $100,000,000 at any time outstanding.

         9.13 LIMITATION ON CHANGES IN FISCAL YEAR. Other than a change to permit the Borrower to align its fiscal year with that of Sappi, change the fiscal year of the Borrower.

         9.14 LIMITATION ON CERTAIN CLAUSES. Enter into with any Person any agreement, other than (a) this Agreement, (b) any industrial revenue or development financings, purchase money mortgages or Financing Leases permitted by this Agreement (in which cases, any prohibition or limitation shall only be effective against the assets financed thereby or securing any such financing, mortgage or Lease) or other Liens permitted by subsection 9.3 (in which case any prohibition or limitations may only be effective against the assets subject to such Liens) or (c) the Senior Subordinated Note Indenture, which prohibits or limits the ability of the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired or which prohibits or limits loans or dividends by Subsidiaries to the Borrower.

         9.15 LIMITATION ON LINES OF BUSINESS. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are reasonably related thereto.


                     SECTION 9A.  NEGATIVE COVENANTS OF HOLDINGS

         Holdings agrees that, so long as the Commitments remain in effect or any amount is owing to any Lender or the Agent hereunder or under any other Loan Document or any Letter of Credit remains outstanding, Holdings shall not, unless the Required Lenders shall otherwise agree in writing:

         9A.1 LIMITATION ON HOLDINGS' ACTIVITIES. Incur any Indebtedness (other than as contemplated by subsection 9.9(f)) or create any Guarantee Obligations, or make any investments, loans or advances to any Person, or purchase any material assets, or conduct, transact or otherwise engage, or commit to transact, conduct or otherwise engage, in any business or operations other than (i) transactions contemplated in connection with the consummation of the Stock Purchase and the Merger, (ii) the ownership of the Capital Stock of the Borrower, and the exercise of rights and performance of obligations in connection therewith, (iii) the entry into, and exercise of rights and performance of obligations in respect of, (A) this Agreement and the Holdings Stock Pledge Agreement, (B) contracts and agreements with or for the benefit of officers, directors and employees of Holdings or any Subsidiary thereof relating to their employment or directorships, (C) insurance policies and related contracts and agreements and (D) equity subscription agreements, registration rights agreements, warrant agreements, voting and other stockholder agreements, engagement letters, underwriting agreements and other agreements in respect of its equity securities or any offering, issuance or sale thereof, (iv) the offering, issuance and sale of its equity securities to the extent such offering, issuance or sale does not constitute a Default or Event of Default under Section 11(k), (v) the offering, issuance and sale of the Holdings Preferred Stock and the Warrants, (vi) the filing of registration statements, and compliance with applicable reporting and other obligations, under and compliance with its federal, state or other securities laws, (vii) the performance of obligations under and compliance with its certificate of incorporation and by-laws, or any applicable law, ordinance, regulation, rule, order, judgment, decree or permit, including, without limitation, as a result of or in connection with the activities of its Subsidiaries, (viii) the performance of contractual obligations in existence on the date hereof or otherwise permitted hereunder, (ix) the incurrence and payment of its business expenses and any taxes for which it may be liable and
(x) other activities reasonably incidental or related to the foregoing.

         9A.2 LIMITATION ON REDEMPTION OF HOLDINGS PREFERRED STOCK. Redeem with more than 30% of the Net Proceeds of an initial or subsequent public offering of Common Stock by Holdings the Holdings Preferred Stock (together with any accreted liquidation value payable in respect thereof).

         9A.3 RESTRICTED PAYMENTS. Use any amount received by it pursuant to subsection 9.7 from the Borrower or any of its Subsidiaries for any purpose other than as set forth in such subsection.

         9A.4 NET PROCEEDS. Fail to contribute the Net Proceeds of any issuance of Capital Stock securities by Holdings subsequent to the Original Closing Date to the Borrower within five Business Days of the receipt of such Net Proceeds, PROVIDED that Holdings may retain an amount equal to 30% of such Net Proceeds to redeem, within one hundred twenty days after receipt of such Net Proceeds, Holdings Preferred Stock (together with any accreted liquidation value payable in respect thereof).

         9A.5 DIVIDENDS. Except as contemplated by subsection 9.7(c) or 9.7(d), declare or pay any dividend (other than dividends payable solely in Common Stock, Holdings Preferred Stock or other Capital Stock of Holdings) on, or, except as set forth in subsection 9A.4, make any payment on account of, or set apart assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of Capital Stock of Holdings, or any warrants or options to purchase any such Stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings or any of its Subsidiaries.


                                SECTION 10.  GUARANTEE

         10.1 GUARANTEE. (a) To induce the Agent and the Lenders to execute and deliver this Agreement and to make the Extensions of Credit provided for herein to the Borrower, Holdings hereby unconditionally and irrevocably guarantees to the Agent and the Lenders and their respective successors, permitted transferees and permitted assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. Holdings further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Holdings under this
Section 10. This Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

         (b) No payment or payments made by the Borrower or any other Person or received or collected by the Agent or any Lender from the Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Holdings under this Section 10 which shall, notwithstanding any such payment or payments, remain in full force and effect until the Obligations are paid in full and the Commitments are terminated. Holdings agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability under this Section 10, it will notify the Agent and such Lender in writing that such payment is made under this
Section 10 for such purpose.
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                                                                            67

         10.2 NO SUBROGATION, CONTRIBUTION, REIMBURSEMENT OR INDEMNITY. Notwithstanding anything to the contrary in this Section 10, Holdings shall not be entitled to be subrogated to any of the rights of the Agent or any Lender against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations, nor shall Holdings seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by Holdings hereunder, until all amounts owing to the Agent and the Lenders by the Borrower on account of the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding. If any amount shall be paid to Holdings on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, the Commitments shall not have been terminated or a Letter of Credit remains outstanding, such amount shall be held by Holdings in trust for the Agent and the Lenders, segregated from other funds of Holdings, and shall, forthwith upon receipt by Holdings, be turned over to the Agent in the exact form received by Holdings (duly indorsed by Holdings to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this paragraph shall survive the termination of the guarantee contained in this Section 10 and the payment in full of the Obligations, the termination of the Commitments and the cancellation, revocation or termination of all outstanding Letters of Credit.

         10.3 AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF RIGHTS. Holdings shall remain obligated hereunder notwithstanding that, without any reservation of rights against Holdings, and without notice to or further assent by Holdings, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by the Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and this Agreement, the other Loan Documents, any Interest Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender and any other documents executed and delivered in connection herewith or therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) or such Lender or Affiliate may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender or its Affiliates shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 10 or any property subject thereto. When making any demand hereunder against Holdings, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other guarantor or any release of the Borrower or such other guarantor shall not relieve Holdings of its obligations or liabilities under this Section 10, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against Holdings. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         10.4 GUARANTEE ABSOLUTE AND UNCONDITIONAL. Holdings waives, to the fullest extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon the guarantee contained in this
Section 10 or acceptance of the guarantee contained in this Section 10; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 10; and all dealings between the Borrower or Holdings, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 10. Holdings waives, to the fullest extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or Holdings with respect to the Obligations. This Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity, regularity or enforceability of this Agreement, any Note, any other Loan Document or any Interest Rate Protection Agreement entered into by the Borrower with any Lender or any Affiliate of any Lender, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender or
(c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or Holdings) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of Holdings under the guarantee contained in this Section 10, in bankruptcy or in any other instance. When pursuing its
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                                                                            68

rights and remedies hereunder against Holdings, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve Holdings of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against Holdings. The guarantee contained in this Section 10 shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Holdings and its successors, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, permitted transferees and permitted assigns, until all the Obligations and the obligations of Holdings under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of this Agreement the Borrower may be free from any Obligations.

         10.5 REINSTATEMENT. The guarantee contained in this Section 10 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

         10.6 PAYMENTS. Holdings hereby agrees that the Obligations will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.


                            SECTION 11.  EVENTS OF DEFAULT

         If any of the following events shall occur and be continuing:

         (a) The Borrower shall fail to pay any principal of any Loan or any Reimbursement Obligation when due in accordance with the terms thereof or hereof; or the Borrower shall fail to pay any interest on any Loan, or any other amount payable hereunder, within five Business Days after any such interest or other amount becomes due in accordance with the terms thereof or hereof; or

         (b) Any representation or warranty made or deemed made by the Borrower or any other Loan Party herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

         (c) The Borrower or any other Loan Party shall default in the observance or performance of any agreement contained in subsection 8.12,
    Section 9 or Section 9A (other than subsection 9A.3), Section 6 of each of the Mortgages, Section 36(a) or 36(d) of each of the Leasehold Mortgages,
    Section 5(b) of each of the Stock Pledge Agreements or Section 5(l) of each of the Security Agreements; or

         (d) The Borrower or any other Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs
    (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after the earlier of (i) the date on which a Responsible Officer of the Borrower first learns of such default or
    (ii) the date on which written notice thereof shall have been given to the Borrower by the Agent or any Lender; or

         (e) The Borrower or any other Loan Party shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) or in the payment of any Guarantee Obligation in respect of Indebtedness or in any payments required under any Rate Protection Agreement, beyond the period of grace (not to exceed 60 days), if any, provided in the instrument or agreement under which such Indebtedness or Guarantee Obligation was created or under such Rate Protection Agreement, as the case may be, if the aggregate amount
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                                                                            69

    of the Indebtedness and/or Guarantee Obligations and/or payments under Rate Protection Agreements in respect of which such default or defaults shall have occurred is at least $10,000,000; or (ii) default in the observance or performance of any other agreement or condition to be observed or performed by such Loan Party relating to any such Indebtedness or Guarantee Obligation or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Guarantee Obligation (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or the full amount of such Guarantee Obligation to become payable, PROVIDED, HOWEVER, that (A) a default, event or condition described in this Section 11(e)(ii) shall not constitute an Event of Default under this Section 11(e) unless, at the time of such default, event or condition, defaults, events or conditions of the type described in this Section 11(e)(ii) shall have occurred and are continuing with respect to Indebtedness and Guarantee Obligations in respect to Indebtedness the aggregate amount of which exceeds $10,000,000 and (B) if any Assumed Financing shall become due and payable prior to its stated maturity as a result of the occurrence of any of the events described in Section 11(f) with respect to Scott, such event shall not constitute an Event of Default under this Section 11(e), PROVIDED that (x) the amount then due and payable in respect of such Assumed Financing is paid within fifteen Business Days of such event and (y) after giving effect to such payment, the Borrower's and its Subsidiaries' liability with respect to such Supported Obligation reduces by an amount at least equal to the amount of such payment; or

         (f)(i) The Borrower or any other Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any other Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any other Loan Party any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv)the Borrower or any other Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any other Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g)(i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan,(ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity,(iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA,(iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA,(v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan, or (vi) any other similar event or condition shall occur or exist with respect to a Plan that could result in a liability (other than in the ordinary course), and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

         (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving individually a liability of $10,000,000 (not paid or fully covered by insurance or indemnity of Scott under the Stock Purchase Agreement) or in the aggregate a liability (not paid or fully covered by insurance or indemnity of Scott under the Stock Purchase Agreement) of $15,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof; or

         (i)(i) Any of the Security Documents shall cease, for any reason, to be in full force and effect, or the Borrower or any other Loan Party which is a party to any of the Security Documents shall so assert in writing or
    (ii) any Lien created by any of the Security Documents shall, by reason of any breach by any Loan Party thereto of any of its covenants or other obligations contained in such Security Documents, cease to be enforceable and of the same effect and priority, subject to Section 11(d), purported to be created thereby (other than Liens with respect to property not constituting a material portion of the Collateral); or

         (j) Any Guarantee shall cease, for any reason, to be in full force and effect or any Guarantor shall so assert; or

         (k) (i) Sappi and its wholly owned Subsidiaries shall cease to beneficially own at least 51% (or 40% after an initial public offering or subsequent public offering of Common Stock) of the Capital Stock of Holdings or to have the right to appoint a majority of the Board of Directors of Holdings, (ii) Holdings shall cease to own all the Capital Stock of the Borrower (other than the Senior Preferred Stock) or (iii) a Change of Control (as defined in the Subordinated Note Indenture) shall occur under the Senior Subordinated Note Indenture;

         (l) The subordination provisions contained in Article 10 of the Senior Subordinated Note Indenture cease to be enforceable in accordance with their terms; or

         (m) Any "Termination Event" under the applicable Receivables Sales Agreement or any similar such event or occurrence as defined in the documentation relating to any Permitted Receivables Financing, or any event or circumstance entitling the Persons purchasing, or financing the purchase of, Receivables under the Receivables Facility or any other Permitted Receivables Financing to stop so purchasing or financing, other than by reason of the occurrence of the stated expiry date of the Receivables Facility or such Permitted Receivables Financing; PROVIDED that any notices or cure periods that are conditions to the rights of such Persons to stop purchasing, or financing the purchase of, such Receivables have been given or have expired, as the case may be.

then, and in any such event, (A) if such event is an Event of Default specified in clause (i), (ii) or (iii) of paragraph (f) of this Section with respect to the Borrower, automatically the Commitments (including the Swing Line Commitment) shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower declare the Commitments (including the Swing Line Commitment) to be terminated forthwith, whereupon the Commitments shall immediately terminate; and
(ii) with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts (including, without limitation, all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

         With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. The Borrower hereby grants to the Agent, for the benefit of the Issuing Banks and the L/C Participants, a security interest in such cash collateral to secure all obligations of the Borrower under this Agreement and the other Loan
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                                                                            71

Documents. Amounts held in such cash collateral account shall be applied by the Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other Obligations. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower. The Borrower shall execute and deliver to the Agent, for the account of the Issuing Banks and the L/C Participants, such further documents and instruments as the Agent may request to evidence the creation and perfection of the security interest in such cash collateral account.

                                SECTION 12.  THE AGENT

         12.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are
reasonably incidental thereto.   Notwithstanding any provision to the contrary
elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent.

         12.2 DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

         12.3 EXCULPATORY PROVISIONS. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be
(i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person's own gross negligence or willful misconduct) or
(ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

         12.4 RELIANCE BY AGENT. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

         12.5 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received notice from a Lender or the Borrower or
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                                                                            72

Holdings referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         12.6 NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         12.7 INDEMNIFICATION. The Lenders agree to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with their Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. The agreements in this subsection shall survive the payment of the Loans and all other amounts payable hereunder.

         12.8 AGENT IN ITS INDIVIDUAL CAPACITY. The Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Agent were not the Agent hereunder and under the other Loan Documents. With respect to the Loans made by it and with respect to any Letter of Credit issued or participated in by it, the Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

         12.9 SUCCESSOR AGENT. The Agent may resign as Agent upon 10 days' notice to the Lenders and the Borrower. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall be subject to the approval of the Borrower (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent effective upon such appointment and approval, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 12 shall inure to its
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                                                                            73

benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

         12.10 ISSUING BANKS; SWING LINE LENDER.  The provisions of this
Section 12 (other than subsection 12.9) shall apply to the Issuing Banks and the Swing Line Lender MUTATIS MUTANDIS to the same extent as such provisions apply to the Agent. At any time after the occurrence and during the continuance of a Default or Event of Default, the LOC Issuing Bank will not issue any notice of non-renewal without the consent of the Required LOC Participants.


                              SECTION 13.  MISCELLANEOUS

         13.1 AMENDMENTS AND WAIVERS.  Neither this Agreement nor any other
Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this subsection. The Required Lenders may, or, with the written consent of the Required Lenders, the Agent may, from time to time,(a) enter into with the Borrower and each Loan Party which is a party to the relevant Loan Documents written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder,(b) release collateral (except that no consent of any Lender or the Required Lenders is required to permit the release of a Lien in connection with any Asset Sale permitted under Section 9 of this Agreement or any other transaction permitted under such Section) or (c) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall (i) reduce the amount or extend the scheduled date of maturity of any Loan made by any Lender or of any installment thereof, or reduce the stated rate of any interest thereon or reduce the fee payable hereunder to any Lender or extend the scheduled date of any payment thereof or increase the aggregate amount or extend the expiration date of any Lender's Commitments, in each case without the consent of such Lender directly affected thereby,(ii) amend, modify or waive any provision of this subsection or reduce the percentage specified in the definition of Required Lenders or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents or release all or substantially all of the Collateral, in each case without the written consent of all the Lenders,(iii) amend, modify or waive subsection 5.1(d) without the written consent of the Required Tranche A Lenders or reduce the percentage in the definition of Required Tranche A Lenders without the consent of all the Tranche A Lenders,(iv) amend, modify or waive subsection 5.1(d) or 5.1(e) without the written consent of the Required Tranche B Lenders or reduce the percentage in the definition of Required Tranche B Lenders without the consent of all the Tranche B Lenders,(v) amend, modify or waive any provision of Section 3 without the prior written consent of the Required Revolving Credit Lenders and the Revolving Credit Issuing Bank or reduce the percentage in the definition of Required Revolving Credit Lenders or amend, modify or waive the penultimate sentence of subsection 5.7(c) without the consent of all the Revolving Credit Lenders and the Revolving Credit Issuing Bank,(vi) amend, modify or waive any provision of Section 4 without the prior written consent of the Required LOC Participants and the LOC Issuing Bank or reduce the percentage in the definition of Required LOC Participants or amend, modify or waive the last sentence of subsection 5.7(c) without the consent of all the LOC Participants and the LOC Issuing Bank, or (vii) amend, modify or waive any provision of Section 12 without the written consent of the then Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Agent shall be restored to their former positions and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon. Notwithstanding anything to the contrary in this subsection 13.1, no consent of any Lender or of the Required Lenders shall be required to permit the release of a Lien in connection with any Asset Sale or other transaction permitted by Section 9 of this Agreement; the Agent shall execute such release and termination as may be required by this Agreement.

         13.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of the Borrower and the Agent, and as set forth
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                                                                            74

in SCHEDULE 1.1(a) in the case of the other parties hereto, or to such other address as may be hereafter notified by the respective parties hereto:


              Holdings:           SDW Holdings Corporation
                                  2700 Westchester Avenue
                                  Purchase, New York  10577
                                  Attention:  Chief Financial Officer
                                  Telecopy:  (914) 696-5533

              The Borrower:       S.D. Warren Company
                                  225 Franklin Street
                                  Boston, Massachusetts  02110
                                  Attention:  Chief Financial Officer
                                  Telecopy:  (617) 423-5494

              with copies to:

                                  Sappi Limited
                                  48 Ameshoff Street
                                  2001 Braamfontein
                                  Republic of South Africa
                                  Attention:  William E. Hewitt
                                  Telecopy:  011-27-11-339-8297

                                  Cravath, Swaine & Moore
                                  Worldwide Plaza
                                  825 Eighth Avenue
                                  New York, New York  10019
                                  Attention:  William H. Widen, Esq.
                                  Telecopy:  (212) 474-3700

              The Agent:          Chemical Bank
                                  270 Park Avenue
                                  New York, New York  10017
                                  Attention:  Bruce Borden
                                  Telecopy:  (212) 552-5189

              with a copy to:     Chemical Bank Agent Bank Services
                                  140 East 45th Street, 29th Floor
                                  New York, New York  10017
                                  Attention:  M. Margaret Swales
                                  Telecopy:  (212) 622-0122

PROVIDED that any notice, request or demand to or upon the Agent or the Lenders pursuant to subsection 2.2, 3.2, 3.4, 3.7, 3.11, 4.2, 5.1, 5.2 or 5.7 shall not be effective until received.

         13.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         13.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

         13.5 PAYMENT OF EXPENSES AND TAXES. The Borrower agrees (a) to pay or reimburse the Agent for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent,(b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel in lieu of the fees and expenses of outside counsel) to each Lender and of counsel to the Agent,(c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents, the Stock Purchase Agreement, the Stock Purchase, the Merger or the use of the proceeds of the Loans in connection with the Stock Purchase, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower, any of its Subsidiaries or any of the Properties (all the foregoing in this clause
(d), collectively, the "indemnified liabilities"), PROVIDED, that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (i) the gross negligence or willful misconduct of the Agent or any such Lender or (ii) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable hereunder.

         13.6 SUCCESSORS AND ASSIGNS; PARTICIPATIONS AND ASSIGNMENTS. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, Holdings, the Lenders, the Agent and their respective successors and assigns, except that neither the Borrower nor Holdings may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender and any assignment or transfer by any Lender of its rights or obligations under this Agreement or any Loan Document must be made in compliance with this subsection 13.6 (and any purported assignment in violation of this subsection shall be null and void).

         (b) Any Lender may, in the ordinary course of its lending or investment business and in accordance with applicable law, at any time sell to one or more financial institutions or other entities ("LOAN PARTICIPANTS") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Loan Participant, (i) such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible for the performance thereof, (iii) such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, (iv) the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents, and (v) no Loan Participant under any participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except with respect to the matters described in clauses (i) and (ii) of the proviso to the second sentence of subsection 13.1. The Borrower agrees that, while an Event of Default shall have occurred and be continuing if amounts outstanding under this Agreement are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Loan Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender
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                                                                            76

under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in subsection 13.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Loan Participant shall be entitled to the benefits of subsections 5.9, 5.10 and
5.11 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; PROVIDED that, in the case of subsection 5.10 such Loan Participant shall have complied with the requirements of said subsection and PROVIDED, FURTHER, that no Loan Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Loan Participant had no such transfer occurred.

         (c) Any Lender may, in the ordinary course of its lending or investment business and in accordance with applicable law, at any time and from time to time assign, with the consent of the Borrower and the Agent (which in each case shall not be unreasonably withheld), to any other Lender or any affiliate thereof or to an additional bank or financial institution (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, substantially in the form of EXHIBIT T, executed by such Assignee and such assigning Lender (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) and delivered to the Agent for its acceptance and recording in the Register, PROVIDED that, (i) in the case of any such assignment to an Assignee that is an affiliate of the assigning Lender, the consent of the Borrower shall only be required if, at the time of such assignment, such Assignee would be entitled to require the Borrower to pay, or the Borrower would be required to pay, greater amounts under subsection 5.9 or 5.10 than if no such assignment had occurred and (ii) in the case of any such assignment to an additional bank or financial institution, if such assignment is of less than all of the rights and obligations of the assigning Lender, the sum of the aggregate principal amount of the Loans, the aggregate amount of the L/C Obligations and the aggregate amount of the unused Commitments remaining with the assigning Lender are not less than $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Agent). Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment as set forth therein, and (y) the assigning Lender thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such assigning Lender shall cease to be a party hereto). Notwithstanding any provision of this paragraph (c) and paragraph (e) of this subsection, the consent of the Borrower shall not be required, and, unless requested by the Assignee and/or the assigning Lender, new Notes shall not be required to be executed and delivered by the Borrower, for any assignment which occurs when any of the events described in Section 11(f) shall have occurred and be continuing.

         (d) The Agent, on behalf of the Borrower, shall maintain at the address of the Agent referred to in subsection 13.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder (whether or not evidenced by a Note) shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Assignee (and, in the case of an Assignee that is not then a Lender or an affiliate thereof, by the Borrower and the Agent) together with, except in the case of an assignment pursuant to subsection 5.13, payment to the Agent of a registration and processing fee of $3,500, the Agent shall (i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower.

         (f) The Borrower authorizes each Lender to disclose to any Loan Participant or Assignee (each, a "TRANSFEREE") and any prospective Transferee, subject to the provisions of subsection 13.15, any and all financial information in such Lender's possession concerning the Borrower and its Affiliates which has been delivered to such
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                                                                            77

Lender by or on behalf of the Borrower pursuant to this Agreement or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to becoming a party to this Agreement, PROVIDED, that unless the Agent and the Borrower shall otherwise agree, prior to any such disclosure such Transferee shall have executed a Confidentiality Letter in the form of EXHIBIT U.

         (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law, PROVIDED that no such assignment, whether to a Federal Reserve Bank or other entity, shall release a Lender from any of its obligations hereunder or substitute any such Federal Reserve Bank or other entity for such Lender as a party hereto or permit an absolute assignment to occur other than in accordance with such provisions of this subsection.

         13.7 ADJUSTMENTS; SET-OFF. (a) If any Lender (a "BENEFITTED LENDER") shall at any time receive any payment of all or part of its Loans or the Reimbursement Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 11(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Reimbursement Obligations owing to it, or interest thereon, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loan or the Reimbursement Obligations owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise) to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application.

         13.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Agent.

         13.9 SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         13.10 INTEGRATION. This Agreement and the other Loan Documents represent the agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

         13.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.
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                                                                            78

         13.12 SUBMISSION TO JURISDICTION; WAIVERS. The Borrower and Holdings hereby irrevocably and unconditionally:

              (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgement in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

              (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

              (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower or Holdings at its address set forth in subsection 13.2 or at such other address of which the Agent shall have been notified pursuant thereto;

              (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

              (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

         13.13 ACKNOWLEDGEMENTS.  The Borrower hereby acknowledges that:

              (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

              (b) neither the Agent nor any Lender has any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Agent and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

              (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         13.14 WAIVERS OF JURY TRIAL.  THE BORROWER, HOLDINGS, THE AGENT AND
THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         13.15 CONFIDENTIALITY. Each Lender agrees to keep confidential (and to cause its employees, officers, directors, agents, attorneys, accountants and other professional advisors to keep confidential) all non-public information (a) provided to it by the Borrower or any Loan Party pursuant to or in connection with this Agreement or any other Loan Documents or (b) obtained by such Lender based on a review of books and records of the Borrower or any other Loan Party; PROVIDED that nothing herein shall prevent any Lender from disclosing any such information (i)to the Agent or any other Lender,(ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of this subsection,(iii) on a need-to-know basis to its employees, directors, agents, attorneys, accountants and other professional advisors (each of which shall be instructed to hold the same in confidence),(iv) upon the request or demand of any Governmental Authority (including, without limitation, the National Association of Insurance Commissioners) having jurisdiction over such Lender,(v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law,(vi) which has been publicly disclosed other than in breach of this Agreement or (vii) in connection with the exercise of any remedy hereunder or under any of the other Loan Documents.

         13.16 RELEASE OF TIMBERLANDS. If the aggregate outstanding principal amount of the Term Loans is less than or equal to $250,000,000 and so long as the Consolidated Interest Expense Ratio of the Borrower for the period of four consecutive quarters ended on the last day of the immediately preceding fiscal quarter is at least 3.00 to 1.00, the Agent shall, at the request of the Borrower, release the security interest in the Timberlands granted pursuant to the Security Documents, PROVIDED that no Default or Event of Default has then occurred and is continuing or would result therefrom.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       SDW HOLDINGS CORPORATION

                                       By: /s/ WILLIAM E. HEWITT
                                          ---------------------------------
                                          Title:  Vice President


                                       S.D. WARREN COMPANY

                                       By: /s/ TREVOR LARKAN
                                          ---------------------------------
                                          Title: Vice President and CFO


                                       CHEMICAL BANK, as Agent and as a Lender

                                       By: /s/ WILLIAM J. CAGGIANO
                                          ---------------------------------
                                          Title: Managing Director


                                       GENERAL ELECTRIC CAPITAL CORPORATION

                                       By: /s/ ANNE TROXELL
                                          ---------------------------------
                                          Title: Duly Authorized Signatory


                                       BANK OF MONTREAL

                                       By: /s/ WILLIAM R. GRIEVE
                                          ---------------------------------
                                          Title: Director

                                       BARCLAYS BANK PLC

                                       By: /s/ KEITH F. ARNSDORFF
                                          ---------------------------------
                                          Title: Associate Director


                                       BHF-BANK Aktiengesellschaft

                                       By: /s/ LINDA PACE
                                          ---------------------------------
                                          Title: Assistant Vice President


                                       CITICORP U.S.A. INC.

                                       By: /s/ ALLEN FISHER
                                          ---------------------------------
                                          Title: Attorney in Fact


                                       DRESDNER BANK AG, NEW YORK AND GRAND
                                         CAYMAN BRANCHES

                                       By: /s/ RAMESH RAMAN
                                          ---------------------------------
                                          Title: Assistant Vice President


                                       By: /s/ ANDREW P. NESI
                                           ------------------------------
                                           Title: Vice President


                                       MIDLAND BANK PLC, NEW YORK BRANCH

                                       By: /s/ MARTIN BROWN
                                          ---------------------------------
                                          Title: Director


                                       SOCIETE GENERALE

                                       By: /s/ JOHN M. STACK
                                          ---------------------------------
                                          Title: Vice President

                                       THE BANK OF NEW YORK

                                       By: /s/ DAVID C. JUDGE
                                          ---------------------------------
                                          Title: Vice President


                                       THE BANK OF NOVA SCOTIA

                                       By: /s/ T. M. PITCHER
                                          ---------------------------------
                                          Title: Authorized Signatory


                                       THE CIT GROUP/BUSINESS CREDIT, INC.

                                       By: /s/ JOHN J. LEE
                                          ---------------------------------
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON

                                       By: /s/ RICHARD D. HILL, JR.
                                          ---------------------------------
                                          Title: Director


                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED

                                       By: /s/ JUNRI ODA
                                          ---------------------------------
                                          Title: Senior Vice President


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                         LIMITED, NEW YORK BRANCH


                                       By: /s/ JAY SHANKAR
                                          ---------------------------------
                                          Title: Vice President

                                       THE MITSUBISHI TRUST AND BANKING
                                         CORPORATION

                                       By: /s/ PATRICIA LORET DE MOLA
                                          ---------------------------------
                                          Title: Senior Vice President


                                       MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                         INC.

                                       By: /s/ R. DOUGLAS HENDERSON
                                          ---------------------------------
                                          Title: Authorized Signatory


                                       SENIOR HIGH INCOME PORTFOLIO, INC.

                                       By: /s/ R. DOUGLAS HENDERSON
                                          ---------------------------------
                                          Title: Authorized Signatory


                                       SENIOR HIGH INCOME PORTFOLIO, INC.,
                                         as successor in interest to
                                       SENIOR HIGH INCOME PORTFOLIO II, INC.

                                       By: /s/ R. DOUGLAS HENDERSON
                                          ---------------------------------
                                          Title: Authorized Signatory


                                       SENIOR HIGH INCOME PORTFOLIO, INC.,
                                         as successor in interest to
                                       SENIOR STRATEGIC INCOME FUND, INC.

                                       By: /s/ R. DOUGLAS HENDERSON
                                          ---------------------------------
                                          Title: Authorized Signatory

                                       MERRILL LYNCH PRIME RATE PORTFOLIO

                                       By: Merrill Lynch Asset Management, L.P.,
                                         as Investment Advisor


                                       By: /s/ R. DOUGLAS HENDERSON
                                          ---------------------------------
                                          Title: Authorized Signatory


                                       VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                                         INCOME TRUST

                                       By: /s/ JEFFREY W. MAILLET
                                          ---------------------------------
                                          Title: Sr. Vice Pres. - Portfolio Mgr.


                                       SENIOR DEBT PORTFOLIO
                                       By: Boston Management and Research
                                         as Investment Advisor

                                       By: /s/ JEFFREY S. GARNER
                                          ---------------------------------
                                          Title: Vice President


                                       THE NORTHWESTERN MUTUAL LIFE INSURANCE
                                         COMPANY

                                       By: /s/ JOHN E. SCHLIFSKE
                                          ---------------------------------
                                          Title: Vice President


                                       ORIX USA CORPORATION

                                       By: /s/ MASAAKI TASHIRO
                                          ---------------------------------
                                          Title: Deputy President & COO

                                       ARAB BANKING CORPORATION

                                       By: /s/ LOUISE BILBRO
                                          ---------------------------------
                                          Title: Vice President


                                       BANK OF SCOTLAND

                                       By: /s/ CATHERINE M. ONIFFREY
                                          ---------------------------------
                                          Title: Vice President


                                       FIRST UNION NATIONAL BANK OF
                                         NORTH CAROLINA

                                       By: /s/ HENRY R. BIEDRZYCKI
                                          ---------------------------------
                                          Title: Vice President


                                       THE NIPPON CREDIT BANK, LTD.

                                       By: /s/ Y. WATANABE
                                          ---------------------------------
                                          Title: Vice President & Manager


                                       WACHOVIA BANK OF GEORGIA, N.A.

                                       By: /s/ ELIZABETH COLT
                                          ---------------------------------
                                          Title: Vice President


                                       CHRISTIANA BANK OG KREDITKASSE

                                       By: /s/ CARL-PETTER SVENDSEN
                                          ---------------------------------
                                          Title: First Vice President


                                       By: /s/ PETER M. DODGE
                                          ---------------------------------
                                          Title: Vice President


                                       CORESTATES BANK, N.A.

                                       By: /s/ MATTHEW T. PANENESE
                                          ---------------------------------
                                          Title: Vice President

                                       D G BANK DEUTSCHE GENOSSENSCHAFTSBANK

                                       By: /s/ KAREN BRINKMAN
                                          ---------------------------------
                                          Title: Vice President


                                       By: /s/ NORAH MCCANN
                                          ---------------------------------
                                          Title: Senior Vice President


                                       THE FIRST NATIONAL BANK OF MARYLAND

                                       By: /s/ PETER S. SWAIN
                                          ---------------------------------
                                          Title: Senior Vice President


                                       FLEET NATIONAL BANK

                                       By: /s/ AMY M. TSOKANIS
                                          ---------------------------------
                                          Title: Vice President


                                       KREDIETBANK N.V.

                                       By: /s/ ROBERT M. SURDAM, JR.
                                          ----------------------------------
                                          Title: Vice President


                                       By: /s/ ROBERT SNAUFFER
                                          ---------------------------------
                                          Title: Vice President


                                       THE YASUDA TRUST AND BANKING COMPANY
                                         LIMITED

                                       By: /s/ R.M. LAUDENSCHLOGER
                                          ---------------------------------
                                          Title: Senior Vice President


                                       UNITED STATES NATIONAL BANK OF OREGON

                                       By: /s/ CHRIS J. KARLIN
                                          ---------------------------------
                                          Title: Vice President

                                       MEESPIERSON N.V.

                                       By: /s/ CATHERINE HIJMANS VAN DEN BERGH
                                          ---------------------------------
                                          Title: Vice President


                                       By: /s/ JOHN O'CONNOR
                                          ---------------------------------
                                          Title: Senior Vice President


                                       NORDDEUTSCHE LANDESBANK GIROZENTRALE
                                         NEW YORK BRANCH AND/OR CAYMAN ISLANDS
                                         BRANCH

                                       By: /s/ STEPHANIE HOEVERMANN
                                          ---------------------------------
                                          Title: Vice President


                                       By: /s/ RAIMUND FERLEY
                                          ---------------------------------
                                          Title: Vice President


                                       COBANK, ACB

                                       By: /s/ ANTONY BAHR
                                          ---------------------------------
                                          Title: Vice President


                                       RESTRUCTURED OBLIGATIONS BACKED BY SENIOR
                                         ASSETS B.V.

                                       By its Portfolio Adviser, as
                                         attorney-in-fact,
                                       CHANCELLOR SENIOR SECURED MANAGEMENT,INC.

                                       By:
                                          ---------------------------------
                                          Title:


                                       BANK AUSTRIA AKTIENGESELLSCHAFT

                                       By: /s/ R. TENHAVE
                                          ---------------------------------
                                          Title: Senior Vice President

                                       BANK OF TOKYO-MISTUBISHI TRUST COMPANY

                                       By: /s/ RANDY SZUCH
                                          ---------------------------------
                                          Title: Vice President


                                       IMPERIAL BANK, CALIFORNIA BANKING
                                         CORPORATION

                                       By: /s/ RAY VADALMA
                                          ---------------------------------
                                          Title: Senior Vice President


                                       CREDIT LYONNAIS NEW YORK BRANCH

                                       By: /s/ R. HURST
                                          ---------------------------------
                                          Title: Vice President


                                       MELLON BANK, N.A.

                                       By: /s/ RITA C. LONG
                                          ---------------------------------
                                          Title: Vice President


                                       NATIONSBANK, N.A.

                                       By: /s/ MARY ELLEN HENESSY-JONES
                                          ---------------------------------
                                          Title: Senior Vice President


                                       THE SANWA BANK, LIMITED

                                       By: /s/ Y. HIGASHINO
                                          ---------------------------------
                                          Title: Senior Vice President


                                       NEW YORK LIFE INSURANCE COMPANY

                                       By: /s/ ADAM G. CLEMENS
                                          ---------------------------------
                                          Title: Investment Vice President

                                       NEW YORK LIFE INSURANCE AND ANNUITY
                                         CORPORATION

                                       By: /s/ ADAM G. CLEMENS
                                          ---------------------------------
                                          Title: Investment Vice President


                                       CHL HIGH YIELD LOAN PORTFOLIO (a unit
                                         of Chemical Bank)

                                       By: /s/ JOYCE C. DELUCCA
                                          ---------------------------------
                                          Title: Vice President


                                       MERITA BANK LTD.

                                       By: /s/ F. MAFFEI
                                          ---------------------------------
                                          Title: AVP


                                       By: /s/ C. POER
                                          ---------------------------------
                                          Title: VP


                                       WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                                         NEW YORK BRANCH

                                       By: /s/ CYNTHIA M. NIESEN
                                          ---------------------------------
                                          Title: Managing Director


                                       By: /s/ KAREN E. HOPLOCK
                                          ---------------------------------
                                          Title: Vice President


                                       FALCON 94, LIMITED

                                       By: /s/ JOHN ELLISON
                                          ---------------------------------
                                          Title: Director

                                       BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                                       By: /s/ TIMOTHY DELEIDER
                                          ---------------------------------
                                          Title: Assistant Vice President


                                       By: /s/ WILLIAM C. MAIER
                                          ---------------------------------
                                          Title: Vice President - Group Manager


                                       AERIES FINANCE LTD.

                                       By: /s/ IAN D. MOORE
                                          ---------------------------------
                                          Title: Director


                                       CERES FINANCE LTD.

                                       By: /s/ ELIZABETH KEARNS
                                          ---------------------------------
                                          Title: Director


                                       STRATA FUNDING LTD.


                                       By: /s/ ELIZABETH KEARNS
                                          ---------------------------------
                                          Title: Director

                                                                   EXHIBIT A TO
                                                 CREDIT AND GUARANTEE AGREEMENT


                 MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT


                                         from

                            S.D. Warren Company, Mortgagor
               (as successor by merger to SDW Acquisition Corporation)


                                          to

                                    CHEMICAL BANK,
                                 as Agent, Mortgagee


                            DATED AS OF DECEMBER __, 1994


                          After recording, please return to:

                              Simpson Thacher & Bartlett
                             a partnership which includes
                              professional corporations
                                 425 Lexington Avenue
                              New York, New York  10017

                         ATTN:  Pascale I.  Bissainthe, Esq.

                                                                   EXHIBIT A TO
                                                 CREDIT AND GUARANTEE AGREEMENT


                        [FORM OF BORROWER LEASEHOLD MORTGAGE]

    [NOTE: THIS FORM IS NOT STATE-LAW SPECIFIC. SPECIFIC PROVISIONS, SATISFACTORY TO AGENT'S COUNSEL, THAT ARE NECESSARY OR DESIRABLE UNDER THE LAW OR REAL ESTATE PRACTICE OF ANY PARTICULAR STATE IN WHICH THIS FORM IS USED WILL BE ADDED.]

         THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (collectively, the "Mortgage"), dated as of __________ is made by S.D. Warren Company (as successor by merger to SDW Acquisition Corporation), a Pennsylvania corporation ("MORTGAGOR"), whose mailing address is _________________ to CHEMICAL BANK, whose mailing address is 270 Park Avenue, New York, New York 10017 as agent (the "AGENT"; in such capacity, together with its successors and assigns, "MORTGAGEE") for the several banks and other financial institutions (the "LENDERS") from time to time parties to that certain Credit and Guarantee Agreement dated as of December ____, 1994 (as the same may have been and may be further amended, supplemented, restated, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") among SDW Holdings Corporation, a Delaware corporation, the Mortgagee, the Mortgagor and the Lenders. References to this "MORTGAGE" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

                                      BACKGROUND

         A. Mortgagor has, on the date hereof, become the owner of (i) the parcel(s) of real property described on Exhibit A attached hereto (the "Fee Property") and (ii) the leasehold estate in the parcels of real property described on Exhibit B attached hereto (the "LEASEHOLD PARCELS") created pursuant to those certain leases described on Exhibit C attached hereto (the "MORTGAGED LEASES") (the Fee Property and the Leasehold Parcels, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "IMPROVEMENTS"), being collectively referred to as the "REAL ESTATE").

         B. Pursuant to the Credit Agreement, following the consummation of the Stock Purchase, SDW Acquisition Corporation, a Pennsylvania corporation ("ACQUISITION CORP.") has, on the date hereof, been merged with and into Mortgagor, with Mortgagor being the surviving corporation of such Merger and assuming the obligations of Acquisition Corp. under the Credit Agreement.

         C. Pursuant to the Credit Agreement, the Lenders have severally agreed (i) to make certain Term Loans to the Borrower, portions of which, in the aggregate principal amount of $630,000,000, are more particularly described in the Credit Agreement as the Tranche A Term Loans and the Tranche B Term Loans, (ii) to make certain Revolving Credit Loans and Swing Line Loans, in the aggregate principal amount of $250,000,000 to the Borrower and (iii) to issue LOC Letters of Credit, in the aggregate principal amount of $220,000,000, all upon the terms and subject to the conditions set forth therein. The Tranche A Term Loans and the Tranche B Term Loans are respectively evidenced by (i) the Credit Agreement, and may, as provided therein, be evidenced by those certain Tranche A Term Loan Notes dated as of even date herewith in the aggregate principal amount of $305,000,000 (as each of the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "TRANCHE A TERM NOTES") and (ii) the Credit Agreement, and may, as provided therein, be evidenced by those certain Tranche B Term Loan Notes dated as of even date herewith in the aggregate principal amount of $325,000,000 (as each of the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "TRANCHE B TERM NOTES"; the Tranche A Term Notes and the Tranche B Term Notes are collectively referred to as the "TERM NOTES"). The Revolving Credit Loans are evidenced by the Credit Agreement, and may, as provided therein, be evidenced by those certain Revolving Credit Notes dated as of even date herewith (as the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "REVOLVING CREDIT NOTES"). The Swing Line Loans are evidenced by the Credit Agreement, and may, as provided therein, be evidenced by those certain Swing Line Notes dated as of even date herewith (as the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "SWING LINE NOTES"). The reimbursement obligations with respect to drawings under LOC Letters of Credit are evidenced by the Credit Agreement and may, as provided therein, be evidenced by those certain LOC Notes dated as of even date herewith (as the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "LOC NOTES").

         D. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. References in this Mortgage to the "DEFAULT RATE" shall mean a rate per annum equal to the ABR plus 2%.

                                   GRANTING CLAUSES

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

         (a) (i) the repayment of the indebtedness evidenced by the Credit Agreement and as may be evidenced by the Term Notes, the Revolving Credit Notes, the Swing Line Notes and the LOC Notes and (ii) all interest and fees payable thereon

    (the items set forth in clauses (i) and (ii) being referred to collectively as the "INDEBTEDNESS"); and

         (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "OBLIGATIONS") under or pursuant to the provisions of the Term Notes, the Revolving Credit Notes, the Swing Line Notes, the LOC Notes, this Mortgage, the Credit Agreement and any other document securing payment of the Indebtedness (the "SECURITY DOCUMENTS") and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Term Notes, the Revolving Credit Notes, the Swing Line Notes, the LOC Notes, the Credit Agreement, the Security Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "LOAN DOCUMENTS");

MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE WITH MORTGAGE COVENANTS:

         (A)  the Real Estate;

         (B) the leasehold estate created under and by virtue of the Mortgaged Leases, any interest in any fee, greater or lesser title to the Real Estate that Mortgagor may own or hereafter acquire (whether acquired pursuant to a right or option contained in one or more of the Mortgaged Leases or otherwise) and all credits, deposits, options, privileges and rights of Mortgagor under the Mortgaged Leases (including all rights of use, occupancy and enjoyment) and under any amendments, supplements, extensions, renewals, restatements, replacements and modifications thereof (including, without limitation, (i) the right to give consents, (ii) the right to receive moneys payable to Mortgagor, (iii) the right, if any, to renew or extend one or more of the Mortgaged Leases for a succeeding term or terms,
    (iv) the right, if any, to purchase the Real Estate and (v) the right to terminate or modify one or more of the Mortgaged Leases); all of Mortgagor's claims and rights to the payment of damages arising under the Bankruptcy Code (as determined below) from any rejection of one or more of the Mortgaged Leases by the lessor thereunder or any other party;

         (C) to the extent not included in (A) or (B), all right, title and interest Mortgagor now has or may hereafter acquire in and to the Improvements or any part thereof (whether owned in fee by Mortgagor or held pursuant to one or more of the Mortgaged Leases or otherwise) and all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

         (D) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, timber, timber rights, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

         (E) subject to Section 18(d) hereof, all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and, in each case, now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate (all of the foregoing in this paragraph (D) being referred to as the "EQUIPMENT");

         (F) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

         (G) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "LEASES"), and all rights of Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "RENTS");

         (H) subject to Section 18(d) hereof, all insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all unearned premiums thereunder and all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

         (I) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or, subject to Section 8.10 of the Credit Agreement, any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "CONTRACTS"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "PERMITS") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "PLANS");

         (J) subject to Section 18(d) hereof, all of Mortgagor's right, title and interest in any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage; all capital, operating, reserve or similar accounts held by or on behalf of Mortgagor and related to the operation of the Mortgaged Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;

         (K) subject to Section 18(d) hereof, all accounts resulting from the sale of timber; and

         (L) subject to Section 18(d) hereof, all proceeds, both cash and noncash, of the foregoing;

         (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (A) through (F) are collectively referred to as the "PREMISES", and those described in the foregoing clauses (A) through (L) are collectively referred to as the "MORTGAGED PROPERTY").

         TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed.

                                 TERMS AND CONDITIONS

         Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

         1. WARRANTY OF TITLE. (a) Mortgagor warrants that Mortgagor has good title to the Fee Property in fee simple and good title to the rest of the Mortgaged Property related to the Fee Property, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"), and Mortgagor shall warrant, defend and preserve such title and the lien of the Mortgage thereon against all claims of all persons and entities. Mortgagor further warrants that it has the right to mortgage the Mortgaged Property.

         (b) Mortgagor warrants (i) that Mortgagor has good title to the leasehold estate in the Leasehold Parcels pursuant to the Mortgaged Leases and has a right to mortgage the same, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"), (ii) that the Real Estate is subject to no leases or liens other than the Mortgaged Leases and this Mortgage nor to any encumbrances, defects or other matters, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"), (iii) that Mortgagor shall warrant and defend the lien thereon granted or intended to be granted by this Mortgage against all persons and entities, (iv) that the Mortgaged Leases are in full force and effect and Mortgagor is the holder of the lessee's or tenant's interest thereunder, (v) that the Mortgaged Leases have not been amended, supplemented or otherwise modified, except as may be specifically described in Exhibit C attached to this Mortgage, (vi) that Mortgagor is not in default under the Mortgaged Leases, has received no notice of default from any of the lessors thereunder and knows of no material default by any of the lessors thereunder, and (vii) that the granting of this Mortgage does not violate the terms of the Mortgaged Leases nor is any consent of any of the lessors under the Mortgaged Leases required to be obtained in connection with the granting of this Mortgage unless such consent has been obtained.

         2. PAYMENT OF INDEBTEDNESS. Mortgagor shall pay the Indebtedness at the times and places and in the manner specified in the Credit Agreement and shall perform all the Obligations.

         3.  REQUIREMENTS.   (a)  To the extent required in the Credit
Agreement, Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".

         (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used.

         4. PAYMENT OF TAXES AND OTHER IMPOSITIONS. (a) To the extent required in the Credit Agreement, promptly prior to the time when same become delinquent and before any interest or penalties accrue thereon or attach thereto, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes imposed upon or assessed against the Mortgaged Property), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Upon request by Mortgagee, Mortgagor shall deliver to Mortgagee
(i) original or copies of receipted bills and cancelled checks or other reasonably satisfactory evidence evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

         (b) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

         5. INSURANCE. (a) Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy, unless replaced prior to or simultaneously with such cancellation (such that there is no gap in coverage) by another policy satisfactory to Mortgagee or void coverage required to be maintained by the Credit Agreement.

         (b) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

         (c) Until an Event of Default shall have occurred and be continuing, all insurance and eminent domain proceeds shall be payable to Mortgagor, free and clear of the lien of this Mortgage. All parties having dealings with Mortgagor in connection with insurance and eminent domain matters shall be entitled to rely on an affidavit of Mortgagor to the effect that no Event of Default has occurred and is continuing, absent receipt of written notice from Mortgagee to the contrary.

         6. RESTRICTIONS. Mortgagor shall not (i) except for the lien of this Mortgage and the Permitted Encumbrances, further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse, nor (ii) sell, transfer, convey or assign nor permit to be sold transferred, conveyed or assigned all or any portion of, or any interest in, the Mortgaged Property, except, in each case, as may be otherwise expressly permitted under the Credit Agreement. In the event of any such permitted sale, transfer, conveyance, assignment or other disposition of any part of the Mortgaged Property, this Mortgage will remain in effect with respect to all of the remaining Mortgaged Property.

         7. MAINTENANCE; UTILITIES. (a) Mortgagor shall maintain or cause to be maintained all the Improvements in good working order and condition and shall not commit or suffer any material waste of the Improvements.

         (b) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

         8. RIGHTS OF TENANTS. This Mortgage is subject to the rights of any and all tenants of the Mortgaged Property now or hereafter existing and, for so long as said tenants are not in default under the terms of their respective leases and shall agree to attorn to Mortgagee (or Mortgagee's designee) upon its acquisition of title to the Mortgaged Property, Mortgagee shall not disturb the use or possession by said tenants to all or a portion of the Mortgaged Property, as described in such tenant's lease. If an Event of Default shall have occurred and be continuing and Mortgagee elects to foreclose this Mortgage in pursuant to the Section of this Mortgage entitled "Remedies", so long as said tenants are not in default under the terms of their respective leases, Mortgagee shall take no action or fail to take any action, as the case may be, the effect of which would be to terminate the rights of said tenants under their respective leases; PROVIDED that if, in order validly to foreclose the lien of this Mortgage such lease must be terminated, Mortgagee may nevertheless proceed with such foreclosure but following the completion of such foreclosure shall enter into a new lease of the Mortgaged Property with such tenant on the same terms and conditions as those set forth in the then terminated lease. Mortgagor may, in the ordinary course of business and without the consent of Mortgagee, enter into any new leases or modify, surrender, terminate, extend or renew any lease now existing or hereafter created upon the Mortgaged Property, or any portion thereof, without the consent of Mortgagee. Mortgagee agrees to execute such other and further instruments as may be necessary to effectuate the terms of this Section.

         9. FURTHER ASSURANCES. To further assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on Mortgagee.

         10. MORTGAGEE'S RIGHT TO PERFORM. If Mortgagor fails to perform any of the covenants or agreements of Mortgagor after an Event of Default shall have occurred and be continuing, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, with reasonable efforts to provide simultaneous written notice to Mortgagor, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

         11.  MORTGAGOR'S EXISTENCE, ETC.   Upon recordation of this Mortgage
in the appropriate office or offices, payment of all mortgage recording fees and taxes in respect thereof and compliance with the formal requirements of state law applicable to the recording of real estate mortgages generally, this Mortgage shall constitute a fully perfected mortgage lien on and security interest in the Mortgaged Property, subject only to such encumbrances, defects and exceptions as are expressly permitted under the Credit Agreement.

         12. ASBESTOS AND HAZARDOUS WASTE. Mortgagor shall comply with Environmental Laws to the extent provided in the Credit Agreement. If Mortgagor shall fail to so comply to the extent required in the Credit Agreement, Mortgagee may declare an Event of Default and may (but shall not be obligated to) do whatever is necessary to comply with the applicable Environmental Laws, and the costs thereof, with interest at the Default Rate, shall be immediately due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. If an Event of Default exists, Mortgagor shall give Mortgagee and its agents and employees access to the Premises to cause such compliance.

         13. EVENT OF DEFAULT. (a) The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder; and

         (b) to the extent it would have a Material Adverse Effect (as defined in the Credit Agreement), a failure of Mortgagor to duly perform and observe, or a violation or breach of, any other terms, covenants, provisions or conditions of this Mortgage and the continuation thereof for a 30-day period after notice shall have been given to Mortgagor by Mortgagee specifying such default and requiring such default be remedied, shall constitute an Event of Default hereunder; which period may be extended to the extent required (but no longer than 180 days) if such default is not susceptible of cure within 30 days so long as Mortgagor has commenced to cure such default within such 30-day period and is thereafter diligently prosecuting such cure to completion and so long as such delay is not likely to have a Material Adverse Effect on either the Mortgaged Property or Mortgagee's rights under this Mortgage; provided, however, any such default that can be cured by the payment of money shall be promptly cured after notice by Mortgagee.

         14.  REMEDIES.

         (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Loan Documents, or as provided by law, and without limitation, (x) if such event is an Event of Default specified in clause (i) or (ii) of Section 11(f) of the Credit Agreement with respect to Mortgagor, automatically the Indebtedness immediately shall become due and payable, and (y) if such event is any other Event of Default under Section 11 of the Credit Agreement, in addition to any other rights and remedies Mortgagee may have pursuant to the Credit Agreement, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

         (i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Credit Agreement, the Term Notes, if any, the Revolving Credit Notes, if any, the Swing Line Notes, if any, and the LOC Notes, if any, (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment;

         (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

         (b) To the extent permitted under applicable law, the holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver. In case of a foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

         (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding any exculpatory or non-recourse language which may be contained herein to the contrary, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

         15. RIGHT OF MORTGAGEE TO CREDIT SALE. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof.
In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, the Term Notes, if any, the Revolving Credit Notes, if any, the Swing Line Notes, if any, the LOC Notes, if any, and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

         16. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

         17. EXTENSION, RELEASE, ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Indebtedness outstanding.

         (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of

Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

         (c) If Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

         (d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

         18. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "CODE") of the State in which the Mortgaged Property is located. If an Event of Default shall occur and be continuing under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

         (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) some of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) as to those fixtures, this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code;
(iii) except as otherwise
provided, Mortgagor is the record owner of the Real Estate and the leasehold estate in the Leasehold Parcels; and (iv) the mailing addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

         (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form reasonably satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement within 10 days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above. A photocopy of this Mortgage may be filed as a Financing Statement.

         (d) All rights, remedies and obligations granted, created or otherwise arising hereunder and all representations, warranties and other provisions hereof shall be construed, and all actions hereunder shall be performed, in a manner consistent with, and subject to the terms and provisions of, the Security Agreement. To the extent that the rights granted hereunder in any item of the Mortgaged Property (other than the Real Estate and other interests which are exclusively real property interests) conflict with any rights granted in the same item of Mortgaged Property under the Security Agreement, the Security Agreement shall prevail.

         19. ASSIGNMENT OF RENTS. Mortgagor hereby assigns to Mortgagee the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than fifteen days' written notice of such revocation to Mortgagor; in the event such notice is given, so long as an Event of Default shall have occurred and be continuing, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

         20. ADDITIONAL RIGHTS. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness, in accordance with the provisions of the Credit Agreement and the other Loan Documents (as defined therein). Any such application shall not be construed to cure or waive any Event of Default or invalidate any act taken by Mortgagee on account of such Event of Default.

         21. NOTICES. All notices, requests, demands and other communications hereunder shall be given in the manner and to the addresses determined under
Section 13.2 of the Credit Agreement.

         22. NO ORAL MODIFICATION. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

         23. PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Loan Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that neither Mortgagee nor any Lender shall charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee or any Lender, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee or any Lender, as the case may be.

         24. MORTGAGOR'S WAIVER OF RIGHTS. To the fullest extent permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

         25. REMEDIES NOT EXCLUSIVE. Mortgagee shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         26. MULTIPLE SECURITY. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to some or all of the Lenders to make certain loans to and to enter into certain agreements with Mortgagor, and for Mortgagee to enter into the Credit Agreement, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the

State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

         27. EXPENSES; INDEMNIFICATION. Mortgagor agrees (a) to pay or reimburse Mortgagee for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, the Credit Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Mortgagee, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under the Credit Agreement, the other Loan Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel in lieu of the fees and expenses of outside counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Agreement, the other Loan Documents, the Stock Purchase Agreement, the Stock Purchase, the Merger or the use of the proceeds of the Loans in connection with the Stock Purchase, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Mortgagor, any of its Subsidiaries or any of the Properties (all the foregoing in this clause
(d), collectively, the "indemnified liabilities"), PROVIDED, that the Mortgagor shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (1) the gross negligence or willful misconduct of the Agent or any such Lender or (2) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable under the Credit Agreement.


         28. SUCCESSORS AND ASSIGNS. Except to the extent prohibited in the Credit Agreement, all covenants of Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and the Lenders and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in its sole discretion it deems such waiver advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and the Lenders and their respective successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

         29. NO WAIVERS, ETC. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

         30. GOVERNING LAW, ETC. This Mortgage shall be governed by and construed in accordance with the laws of the State in which the Premises are located, except that Mortgagor expressly acknowledges that by their terms the Term Notes, if any, the Revolving Credit Notes, if any, the Swing Line Notes, if any, and the LOC Notes, if any, shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Mortgagor agrees that in any IN PERSONAM proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

         31. WAIVER OF TRIAL BY JURY. Mortgagor and Mortgagee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Mortgage and for any counterclaim (other than compulsory counterclaims) brought therein. Mortgagor hereby waives all rights to interpose any counterclaim (other than compulsory counterclaims) in any suit brought by Mortgagee hereunder and all rights to have any such suit consolidated with any separate suit, action or proceeding.

         32. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "MORTGAGEE" shall mean "Mortgagee or any successor agent under the Credit Agreement," the words "TERM NOTES, REVOLVING CREDIT NOTES, SWING LINE NOTES, LOC NOTES" shall mean respectively "the Term Notes, the Revolving Credit Notes, the Swing Line Notes, the LOC Notes or any other evidence of indebtedness secured by this Mortgage," the word "PERSON" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

         33. RELEASE. (a) Any Mortgaged Property that is permitted to be sold or otherwise transferred free of the lien of the Security Documents as provided in the Credit Agreement shall be sold or otherwise transferred, as the case may be, free and clear of this Mortgage. In connection with any such sale or transfer, the Mortgagee shall execute and deliver to Mortgagor, or to such person or persons as Mortgagor shall reasonably designate, a satisfaction of mortgage and such other documents as Mortgagor may reasonably request to evidence the release of this

Mortgage with respect to such Mortgaged Property, as well as a release of any collateral assignments or other Security Documents in favor of Mortgagee that burden such Mortgaged Property.

         (b) In addition, and not in limitation of the foregoing, any Mortgaged Property (other than the Real Estate) that also constitutes collateral under any other Security Document shall automatically be released from this Mortgage in the event that such Mortgaged Property is released from the security interest created by such other Security Document in accordance with the terms thereof and of the Credit Agreement.

         34. MORTGAGED LEASE PROVISIONS. (a) To the extent failure to do so would have a Material Adverse Effect (as defined in the Credit Agreement), Mortgagor will pay or cause to be paid all rent and other charges required under the Mortgaged Leases as and when the same are due and will promptly and faithfully observe, abide by, discharge and perform, or cause to be kept, observed, discharged and performed, all other material terms, obligations, covenants, conditions, agreements, indemnities, representations, warranties or liabilities of the Mortgaged Leases on the part of the lessee thereunder to be kept, observed, discharged and performed, and will not without the express written consent of Mortgagee (i) in any manner, cancel, terminate or surrender, or permit the cancellation, termination or surrender of any of the Mortgaged Leases, in whole or in part, (ii) either orally or in writing, modify, amend or permit any modification or amendment of any of the terms thereof in any material respect or (iii) permit the subordination thereof to any mortgage; and any attempt on the part of Mortgagor to do any of the foregoing without such written consent of Mortgagee shall be null and void and of no effect and shall constitute an Event of Default hereunder.

         (b) To the extent failure to do so would have a Material Adverse Effect (as defined in the Credit Agreement), Mortgagor will do, or cause to be done, all things necessary to preserve and keep unimpaired all material rights of Mortgagor as lessee under the Mortgaged Leases, and to prevent any default under the Mortgaged Leases, or any termination, surrender, cancellation, forfeiture, subordination or impairment thereof. In the event of the failure of Mortgagor to make any payment required to be made by the lessee pursuant to the provisions of the Mortgaged Leases or to observe, abide by, discharge or perform, or cause to be observed, kept, discharged or performed, any of the material terms, obligations, covenants, conditions, agreements, indemnities, representations, warranties or liabilities of the Mortgaged Leases on the part of lessee thereunder to be observed, kept, discharged and performed, Mortgagor does hereby authorize and irrevocably appoint and constitute Mortgagee as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead, to take any and all actions deemed necessary or desirable by Mortgagee to perform and comply with all the obligations of Mortgagor under the Mortgaged Leases, to do and take, but without any obligation so to do, any action which Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor under the Mortgaged Leases, to enter into and upon the Premises or any part thereof to such extent and as often as Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or cure any default of Mortgagor pursuant thereto, to the end that the rights of Mortgagor in and to the leasehold estate created by the Mortgaged Leases shall be kept unimpaired and free from default, and all sums so expended by Mortgagee, with interest thereon at the Default Rate from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee promptly upon demand by Mortgagee. Mortgagor shall, within five (5) business days after written request by Mortgagee, execute and deliver to Mortgagee, or to any person designated by Mortgagee, such further instruments, agreements, powers, assignments, conveyances or the like as may be necessary to complete or perfect the interest, rights or powers of Mortgagee pursuant to this paragraph (b).

         (c)  If any action or proceeding shall be instituted to evict
Mortgagor or to recover possession of any Leasehold Parcel or any part thereof or interest therein or any action or proceeding otherwise affecting any of the Mortgaged Leases or this Mortgage shall be instituted, then Mortgagor will, immediately upon service thereof on or to Mortgagor, deliver to Mortgagee a true and complete copy of each petition, summons, complaint, notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

         (d) Mortgagor covenants and agrees that unless Mortgagee shall otherwise expressly consent in writing, the fee title to the property demised by the Mortgaged Leases and the leasehold estate and/or any subleasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in Mortgagor or a third party by purchase or otherwise; and in case Mortgagor acquires the fee title or any other estate, title or interest in and to any Leasehold Parcel, the lien of this Mortgage shall, without further conveyance, simultaneously with such acquisition, be spread to cover and attach to such acquired estate and as so spread and attached shall be prior to the lien of any mortgage placed on the acquired estate subsequent to the date of this Mortgage.

         (e) No release or forbearance of any of Mortgagor's obligations under the Mortgaged Leases, pursuant to the Mortgaged Leases, or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including its obligation with respect to the payment of rent as provided for in the Mortgaged Leases and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Mortgaged

Leases, to be kept, performed and completed by the lessee therein.


         This Mortgage has been duly executed by Mortgagor on the date first above written.

WITNESS:                                    S.D. WARREN COMPANY


                                            By:
-------------------------                        ---------------------------
                                                 Name:
                                                 Title:


                                            [CORPORATE SEAL]

STATE OF NEW YORK  )                             December ___, 1994
                   :  ss.:
COUNTY OF NEW YORK  )



         Then personally appeared the above-named
 in his/her capacity as                             of S.D. Warren, and
acknowledged the foregoing instrument to be his/her free act and deed in his/her said capacity and the free act and deed of said corporation.


                                            Before me,
                                                      -------------------------

                                                      -------------------------
                                                           (Print Name)


                                            Notary Public State of
                                                                   -----------
                                            My commission expires:
                                                                   -----------

                                      EXHIBIT A

                             Description of the Premises

                      [Attach Legal Description of all parcels]

                                                                  EXHIBIT B TO
                                                CREDIT AND GUARANTEE AGREEMENT



            MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT


                                    from


                        S.D. Warren Company, Mortgagor
            (as successor by merger to SDW Acquisition Corporation)


                                      to


                                 CHEMICAL BANK,
                              as  Agent, Mortgagee


                         DATED AS OF DECEMBER __, 1994



                      After recording, please return to:

                          Simpson Thacher & Bartlett
                         a partnership which includes
                           professional corporations
                             425 Lexington Avenue
                           New York, New York  10017

                      ATTN: Pascale I. Bissainthe, Esq.

                                                                EXHIBIT D TO
                                              CREDIT AND GUARANTEE AGREEMENT


                        [FORM OF BORROWER FEE MORTGAGE]

           [NOTE: THIS FORM IS NOT STATE-LAW SPECIFIC. SPECIFIC PROVISIONS, SATISFACTORY TO AGENT'S COUNSEL, THAT ARE NECESSARY OR DESIRABLE UNDER THE
LAW OR REAL ESTATE PRACTICE OF ANY PARTICULAR STATE IN WHICH THIS FORM IS USED WILL BE ADDED.]



            THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (collectively, the "Mortgage"), dated as of __________ is made by S.D. Warren Company (as successor by merger to SDW Acquisition Corporation), a Pennsylvania corporation ("MORTGAGOR"), whose mailing address is _________________ to CHEMICAL BANK, whose mailing address is 270 Park Avenue, New York, New York 10017 as agent (the "AGENT"; in such capacity, together with its successors and assigns, "MORTGAGEE") for the several banks and other financial institutions (the "LENDERS") from time to time parties to that certain Credit and Guarantee Agreement dated as of December ____, 1994 (as the same may have been and may be further amended, supplemented, restated, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") among SDW Holdings Corporation, a Delaware corporation, the Mortgagee, the Mortgagor and the Lenders. References to this "MORTGAGE" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

                                 BACKGROUND

            A. Mortgagor has, as of the date hereof, become the owner of the parcel(s) of real property described on Exhibit A attached (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "IMPROVEMENTS"), being collectively referred to as the "REAL ESTATE").

            B. Pursuant to the Credit Agreement, following the consummation of the Stock Purchase, SDW Acquisition Corporation, a Pennsylvania corporation ("ACQUISITION CORP.") has, on the date hereof, been merged with and into Mortgagor, with Mortgagor being the surviving corporation of such Merger and assuming the obligations of Acquisition Corp. under the Credit Agreement.

            C. Pursuant to the Credit Agreement, the Lenders have severally agreed (i) to make certain Term Loans to the Borrower, portions of which, in the aggregate principal amount of $ 630,000,000, are more particularly described in the Credit Agreement as the Tranche A Term Loans and the Tranche B Term Loans, (ii) to make certain Revolving Credit Loans and Swing Line

Loans to the Borrower, in the aggregate principal amount of $ 250,000,000 and
(iii) to issue LOC Letters of Credit, in the aggregate principal amount of $ 220,000,000, all upon the terms and subject to the conditions set forth therein. The Tranche A Term Loans and the Tranche B Term Loans are respectively evidenced by (i) the Credit Agreement, and may, as provided therein, be evidenced by those certain Tranche A Term Loan Notes dated as of even date herewith in the aggregate principal amount of $ 305,000,000 (as each of the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "TRANCHE A TERM NOTES") and (ii) the Credit Agreement, and may, as provided therein, be evidenced by those certain Tranche B Term Loan Notes dated as of even date herewith in the aggregate principal amount of $ 325,000,000 (as each of the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "TRANCHE B TERM NOTES"; the Tranche A Term Notes and the Tranche B Term Notes are collectively referred to as the "TERM NOTES"). The Revolving Credit Loans are evidenced by the Credit Agreement, and may, as provided therein, be evidenced by those certain Revolving Credit Notes dated as of even date herewith (as the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "REVOLVING CREDIT NOTES"). The Swing Line Loans are evidenced by the Credit Agreement, and may, as provided therein, be evidenced by those certain Swing Line Notes dated as of even date herewith (as the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "SWING LINE NOTES"). The reimbursement obligations with respect to drawings under LOC Letters of Credit are evidenced by the Credit Agreement and may, as provided therein, be evidenced by those certain LOC Notes dated as of even date herewith (as the same may be further assigned, amended, supplemented, modified, extended, restated or replaced from time to time, the "LOC NOTES").

            D. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. References in this Mortgage to the "DEFAULT RATE" shall mean a rate per annum equal to the ABR plus 2%.

                              GRANTING CLAUSES

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

            (a) (i) the repayment of the indebtedness evidenced by the Cedit Agreement and as may be evidenced by the Term Notes, the Revolving Credit Notes, the Swing Line Notes and the LOC Notes and (ii) all interest and fees payable thereon (the items set forth in clauses
      (i) and (ii) being referred collectively as the "INDEBTEDNESS"); and

            (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "OBLIGATIONS") under or pursuant to the provisions of the Term Notes, the Revolving Credit Notes, the Swing Line Notes, the LOC Notes, this Mortgage, the Credit Agreement and any other document securing payment of the Indebtedness (the "SECURITY DOCUMENTS") and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Term Notes, the Revolving Credit Notes, the Swing Line Notes, the LOC Notes, the Credit Agreement, the Security Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "LOAN DOCUMENTS");

MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE WITH MORTGAGE COVENANTS:

           (A)  the Real Estate;

           (B) to the extent not included in (a), all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

           (C) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, timber, timber rights, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

           (D) subject to Section 18(d) hereof, all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and, in each case, now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate (all of the foregoing in this paragraph (d) being referred to as the "EQUIPMENT");

           (E) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

           (F) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "LEASES"), and all rights of Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "RENTS");

           (G) subject to Section 18(d) hereof, all insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all unearned premiums thereunder and all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

           (H) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or, subject to Section 8.10 of the Credit Agreement, any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "CONTRACTS"),
     (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "PERMITS") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "PLANS");

           (I) subject to Section 18(d) hereof, all of Mortgagor's right, title and interest in any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage; all capital, operating, reserve or similar accounts held by or on behalf of Mortgagor and related to the operation of the Mortgaged Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;

           (J) subject to section 18(d) hereof, all accounts resulting from the sale of timber; and

           (K) subject to Section 18(d) hereof, all proceeds, both cash and noncash, of the foregoing;

           (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (a) through (e) are collectively referred to as the "PREMISES", and those described in the foregoing clauses (a) through (k) are collectively referred to as the "MORTGAGED PROPERTY").

            TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed.

                            TERMS AND CONDITIONS

            Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

            1. WARRANTY OF TITLE. Mortgagor warrants that Mortgagor has good title to the Real Estate in fee simple and good title to the rest of the Mortgaged Property, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"), and Mortgagor shall warrant, defend and preserve such title and the lien of the

Mortgage thereon against all claims of all persons and entities. Mortgagor further warrants that it has the right to mortgage the Mortgaged Property.

            2.  PAYMENT OF INDEBTEDNESS.  Mortgagor shall pay the
Indebtedness at the times and places and in the manner specified in the Credit Agreement and shall perform all the Obligations.

            3.  REQUIREMENTS.     (a)  To the extent required in the Credit
Agreement, Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".

            (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used.

            4. PAYMENT OF TAXES AND OTHER IMPOSITIONS. (a) To the extent required in the Credit Agreement, promptly prior to the time when same become delinquent and before any interest or penalties accrue thereon or attach thereto, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes imposed upon or assessed against the Mortgaged Property), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the

Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Upon request by Mortgagee, Mortgagor shall deliver to Mortgagee (i) original or copies of receipted bills and cancelled checks or other reasonably satisfactory evidence evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

            (b) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

            5. INSURANCE. (a) Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy, unless replaced prior to or simultaneously with such cancellation (such that there is no gap in coverage) by another policy satisfactory to Mortgagee or void coverage required to be maintained by the Credit Agreement.

            (b) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

            (c) Until an Event of Default shall have occurred and be continuing, all insurance and eminent domain proceeds shall be payable to Mortgagor, free and clear of the lien of this Mortgage. All parties having dealings with Mortgagor in connection with insurance and eminent domain matters shall be entitled to rely on an affidavit of Mortgagor to the effect that no Event of Default has occurred and is continuing, absent receipt of written notice from Mortgagee to the contrary.

            6. RESTRICTIONS. Mortgagor shall not (i) except for the lien of this Mortgage and the Permitted Encumbrances, further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse, nor (ii) sell, transfer, convey or assign nor permit to be sold transferred, conveyed or assigned all or any portion of, or any interest in, the Mortgaged Property, except, in each case, as may be otherwise expressly permitted under the Credit Agreement. In the event of any such permitted sale, transfer, conveyance, assignment or other disposition of any part of the Mortgaged Property, this Mortgage will remain in effect with respect to all of the remaining Mortgaged Property.

            7. MAINTENANCE; UTILITIES. (a) Mortgagor shall maintain or cause to be maintained all the Improvements in good working order and condition and shall not commit or suffer any material waste of the Improvements.

            (b) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

            8. RIGHTS OF TENANTS. This Mortgage is subject to the rights of any and all tenants of the Mortgaged Property now or hereafter existing and, for so long as said tenants are not in default under the terms of their respective leases and shall agree to attorn to Mortgagee (or Mortgagee's designee) upon its acquisition of title to the Mortgaged Property, Mortgagee shall not disturb the use or possession by said tenants to all or a portion of the Mortgaged Property, as described in such tenant's lease. If an Event of Default shall have occurred and be continuing and Mortgagee elects to foreclose this Mortgage in pursuant to the Section of this Mortgage entitled "Remedies", so long as said tenants are not in default under the terms of their respective leases, Mortgagee shall take no action or fail to take any action, as the case may be, the effect of which would be to terminate the rights of said tenants under their respective leases; PROVIDED that if, in order validly to foreclose the lien of this Mortgage such lease must be terminated, Mortgagee may nevertheless proceed with such foreclosure but following the completion of such foreclosure shall enter into a new lease of the Mortgaged Property with such tenant on the same terms and conditions as those set forth in the then terminated lease. Mortgagor may, in the ordinary course of business and without the consent of Mortgagee, enter into any new leases or modify, surrender, terminate, extend or renew any lease now existing or hereafter created upon the Mortgaged Property, or any portion thereof, without the consent of Mortgagee. Mortgagee agrees to execute such other and further instruments as may be necessary to effectuate the terms of this Section.

            9. FURTHER ASSURANCES. To further assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on Mortgagee.

            10. MORTGAGEE'S RIGHT TO PERFORM. If Mortgagor fails to perform any of the covenants or agreements of Mortgagor after an Event of Default shall have occurred and be continuing, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, with reasonable efforts to provide simultaneous written notice to Mortgagor, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

            11.  MORTGAGOR'S EXISTENCE, ETC.   Upon recordation of this
Mortgage in the appropriate office or offices, payment of all mortgage recording fees and taxes in respect thereof and compliance with the formal requirements of state law applicable to the recording of real estate mortgages generally, this Mortgage shall constitute a fully perfected mortgage lien on and security interest in the Mortgaged Property, subject only to such encumbrances, defects and exceptions as are expressly permitted under the Credit Agreement.

            12. ASBESTOS AND HAZARDOUS WASTE. Mortgagor shall comply with Environmental Laws to the extent provided in the Credit Agreement. If Mortgagor shall fail to so comply to the extent required in the Credit Agreement, Mortgagee may declare an Event of Default and may (but shall not be obligated to) do whatever is necessary to comply with the applicable Environmental Laws, and the costs thereof, with interest at the Default Rate, shall be immediately due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. If an Event of Default exists, Mortgagor shall give Mortgagee and its agents and employees access to the Premises to cause such compliance.

            13. EVENT OF DEFAULT. (a) The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder; and

            (b) to the extent it would have a Material Adverse Effect (as defined in the Credit Agreement), a failure of Mortgagor to duly perform and observe, or a violation or breach of, any other terms, covenants, provisions or conditions of this

Mortgage and the continuation thereof for a 30-day period after notice shall have been given to Mortgagor by Mortgagee specifying such default and requiring such default be remedied, shall constitute an Event of Default hereunder; which period may be extended to the extent required (but no longer than 180 days) if such default is not susceptible of cure within 30 days so long as Mortgagor has commenced to cure such default within such 30-day period and is thereafter diligently prosecuting such cure to completion and so long as such delay is not likely to have a Material Adverse Effect on either the Mortgaged Property or Mortgagee's rights under this Mortgage; provided, however, any such default that can be cured by the payment of money shall be promptly cured after notice by Mortgagee.

            14.  REMEDIES.

            (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Loan Documents, or as provided by law, and without limitation, (x) if such event is an Event of Default specified in clause (i) or (ii) of Section 11(f) of the Credit Agreement with respect to Mortgagor, automatically the Indebtedness immediately shall become due and payable, and (y) if such event is any other Event of Default under Section 11 of the Credit Agreement, in addition to any other rights and remedies Mortgagee may have pursuant to the Credit Agreement, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

           (i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Credit Agreement, the Term Notes, if any, the Revolving Credit Notes, if any, the Swing Line Notes, if any, and the LOC Notes, if any,
     (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Loan Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment;

          (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

            (b) To the extent permitted under applicable law, the holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver. In case of a foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

            (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding any exculpatory or non-recourse language which may be contained herein to the contrary, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

            15. RIGHT OF MORTGAGEE TO CREDIT SALE. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Credit Agreement, the Term Notes, if any, the Revolving Credit Notes, if any, the Swing Line Notes, if any, the LOC Notes, if any and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

            16. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

            17. EXTENSION, RELEASE, ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Indebtedness outstanding.

            (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

            (c) If Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

            (d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

            18. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "CODE") of the State in which the Mortgaged Property is located. If an Event of Default shall occur and be continuing under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

            (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) some of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) as to those fixtures, this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code; (iii) except as otherwise provided, Mortgagor is the record owner of the Real Estate; and (iv) the mailing addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

            (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form reasonably satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement within 10 days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above. A photocopy of this Mortgage may be filed as a Financing Statement.

            (d) All rights, remedies and obligations granted, created or otherwise arising hereunder and all representations, warranties and other provisions hereof shall be construed, and all actions hereunder shall be performed, in a manner consistent with, and subject to the terms and provisions of, the Security Agreement. To the extent that the rights granted hereunder in any item of the Mortgaged Property (other than the Real Estate and other interests which are exclusively real property interests) conflict with any rights granted in the same item of Mortgaged Property under the Security Agreement, the Security Agreement shall prevail.

            19. ASSIGNMENT OF RENTS. Mortgagor hereby assigns to Mortgagee the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than fifteen days' written notice of such revocation to Mortgagor; in the event such notice is given, so long as an Event of Default shall have occurred and be continuing, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise.
Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

            20. ADDITIONAL RIGHTS. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness, in accordance with the provisions of the Credit Agreement and the other Loan Documents (as defined therein). Any such application shall not be construed to cure or waive any Event of Default or invalidate any act taken by Mortgagee on account of such Event of Default.

            21. NOTICES. All notices, requests, demands and other communications hereunder shall be given in the manner and to the addresses determined under Section 13.2 of the Credit Agreement.

            22. NO ORAL MODIFICATION. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

            23. PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Loan Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Loan Documents shall be subject to the limitation that neither Mortgagee nor any Lender shall charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee or any Lender, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee or any Lender, as the case may be.

            24. MORTGAGOR'S WAIVER OF RIGHTS. To the fullest extent permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

            25. REMEDIES NOT EXCLUSIVE. Mortgagee shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Loan Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Loan Documents to Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession", and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

            26. MULTIPLE SECURITY. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to some or all of the Lenders to make certain loans to and to enter into certain agreements with Mortgagor, and for Mortgagee to enter into the Credit Agreement, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral, (either in or outside the State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

            27. EXPENSES; INDEMNIFICATION. Mortgagor agrees (a) to pay or reimburse Mortgagee for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, the Credit Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Mortgagee, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under the Credit Agreement, the other Loan Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel in lieu of the fees and expenses of outside counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Agreement, the other Loan Documents, the Stock Purchase Agreement, the Stock Purchase, the Merger or the use of the proceeds of the Loans in connection with the Stock Purchase, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Mortgagor, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED, that the Mortgagor shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (1) the gross negligence or willful misconduct of the Agent or any such Lender or
(2) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable under the Credit Agreement.

            28. SUCCESSORS AND ASSIGNS. Except to the extent prohibited in the Credit Agreement, all covenants of Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and the Lenders and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in its sole discretion it deems such waiver advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and the Lenders and their respective successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

            29. NO WAIVERS, ETC. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

            30. GOVERNING LAW, ETC. This Mortgage shall be governed by and construed in accordance with the laws of the State in which the Premises are located, except that Mortgagor expressly acknowledges that by their terms the Term Notes, if any, the Revolving Credit Notes, if any, the Swing Line Notes, if any, and the LOC Notes, if any, shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Mortgagor agrees that in any IN PERSONAM proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

            31. WAIVER OF TRIAL BY JURY. Mortgagor and Mortgagee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Mortgage and for any counterclaim (other than compulsory counterclaims) brought therein. Mortgagor hereby waives all rights to interpose any counterclaim (other than compulsory counterclaims) in any suit brought by Mortgagee hereunder and all rights to have any such suit consolidated with any separate suit, action or proceeding.

            32. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "MORTGAGEE" shall mean "Mortgagee or any successor agent under the Credit Agreement," the words "TERM NOTES, REVOLVING CREDIT NOTES, SWING LINE NOTES, LOC NOTES" shall mean respectively, "the Term Notes, the Revolving Credit Notes, the Swing Line Notes, the LOC Notes or any other evidence of indebtedness secured by this Mortgage," the word "PERSON" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

            33. RELEASE. (a) Any Mortgaged Property that is permitted to be sold or otherwise transferred free of the lien of the Security Documents as provided in the Credit Agreement shall be sold or otherwise transferred, as the case may be, free and clear of this Mortgage. In connection with any such sale or transfer, the Mortgagee shall execute and deliver to Mortgagor, or to such person or persons as Mortgagor shall reasonably designate, a satisfaction of mortgage and such other documents as Mortgagor may reasonably request to evidence the release of this Mortgage with respect to such Mortgaged Property, as well as a release of any collateral assignments or other Security Documents in favor of Mortgagee that burden such Mortgaged Property.

            (b) In addition, and not in limitation of the foregoing, any Mortgaged Property (other than the Real Estate) that also constitutes collateral under any other Security Document shall automatically be released from this Mortgage in the event that such Mortgaged Property is released from the security interest created by such other Security Document in accordance with the terms thereof and of the Credit Agreement.

            This Mortgage has been duly executed by Mortgagor on the date first above written.

WITNESS:                            S.D. WARREN COMPANY


-------------------                 By:   ---------------------------
                                          Name:
                                          Title:


                                    [CORPORATE SEAL]

STATE OF NEW YORK       )                       December ___, 1994
                        :  ss.:
COUNTY OF NEW YORK  )



            Then personally appeared the above-named ____________________ in his/her capacity as _______________________________ of S.D. Warren Company,
and acknowledged the foregoing instrument to be his/her free act and deed in his/her said capacity and the free act and deed of said corporation.

                                    Before me,
                                               ------------------------------

                                               ------------------------------
                                                      (Print Name)


                                    Notary Public State of
                                                           ------------------
                                    My commission expires:
                                                           ------------------

                                                                  EXHIBIT C-1 TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


              [FORM OF AMENDED AND RESTATED BORROWER SECURITY AGREEMENT]


                   AMENDED AND RESTATED SECURITY AGREEMENT, dated as of April __, 1996, made by S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER"), in favor of CHEMICAL BANK, as agent (in such capacity, the "AGENT") for the several banks, financial institutions and other entities (the "LENDERS") from time to time parties to the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, the Borrower, the Lenders and the Agent.


                                W I T N E S S E T H :


                   WHEREAS, in connection with the Existing Credit Agreement (as defined in the Credit Agreement), the Borrower entered into that certain Security Agreement, dated as of December 20, 1994 (the "EXISTING BORROWER SECURITY AGREEMENT"), pursuant to which it granted a security interest in certain of its assets as collateral security for the Obligations (as defined in the Credit Agreement);

                   WHEREAS, the Borrower has requested that the Agent and the Lenders amend and restate the Existing Credit Agreement in the manner provided in the Credit Agreement; and

                   WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligations of the Lenders to make the Extensions of Credit (as defined in the Credit Agreement) provided for therein that the Borrower shall have amended and restated the Existing Borrower Security Agreement in the manner provided for herein;

                   NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to amend and restate the Existing Credit Agreement as provided in the Credit Agreement and to make Extensions of Credit under the Credit Agreement, the Borrower hereby agrees with the Agent, for the benefit of the Lenders, to amend and restate and hereby amends and restates the Existing Borrower Security Agreement to read in its entirety as follows:

                   1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

                   "ACCOUNTS": as defined in the Code as in effect on the date hereof, PROVIDED that "Accounts" shall not include any Receivables sold, or any Receivables upon which a Lien is granted, pursuant to the Receivables Facility or any Permitted Receivables Financing.

                   "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

                   "COLLATERAL": as defined in Section 2; PROVIDED, that Collateral shall not include any property which is subject to a Lien permitted under subsection 9.3 of the Credit Agreement securing indebtedness permitted under subsection 9.2 of the Credit Agreement to the extent that the grant of a security interest hereunder would be prohibited by such Lien or by the terms of such indebtedness or, as to property acquired after the date hereof, which is subject to a prohibition on Liens contained in any agreement entered into after the Closing Date which is not prohibited by subsection 9.14 of the Credit

         Agreement, which agreement evidences, governs or is otherwise related to the financing of such property; PROVIDED, FURTHER, that Collateral shall not include any property which is subject to a Lien permitted under subsection 9.3(s) of the Credit Agreement or sold pursuant to subsection 9.6 (k) of the Credit Agreement, including such Liens and sales with respect to any such property acquired after the date hereof.

                   "COLLATERAL ACCOUNT": any account established to hold money proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders as provided in Section 8.

                   "CONTRACTS": the Stock Purchase Agreement, the Merger Agreement, the Receivables Sale Agreement, and all Rate Protection Agreements entered into by the Borrower, as each of the foregoing may be amended, supplemented or otherwise modified from time to time including, in each case, without limitation, (a) all rights of the Borrower to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Borrower to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Borrower to perform and to exercise all remedies thereunder.

                   "COPYRIGHT LICENSE": any agreement, written or oral, providing for the grant by or to the Borrower of any right under any Copyright.

                   "COPYRIGHTS": all of the following to the extent that the Borrower now or hereafter has any right, title or interest in any country in the world: (i) all copyrights in all works, whether published or unpublished, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in the United States Copyright Office, and (ii) all renewals thereof.

                   "MERGER AGREEMENT": the Merger Agreement, dated as of December 20, 1994 between SDW Acquisition Corporation and the Borrower.

                   "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by the Borrower of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof listed on
         SCHEDULE 1 hereto.

                   "PATENTS": (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in SCHEDULE 1 hereto, and (b) all applications for letters patent of the United States or any other Country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof listed on SCHEDULE 1 hereto.

                   "SECURITY AGREEMENT": this Amended and Restated Security Agreement, as amended, supplemented or otherwise modified from time to time.

                   "TRADEMARK LICENSE": any agreement, written or oral, providing for the grant by or to the Borrower of any right to use any Trademark, including, without limitation, any thereof listed on
         SCHEDULE 2 hereto.

                   "TRADEMARKS": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, or any other Country, including, without limitation, any thereof listed on SCHEDULE 2 hereto, and (b) all renewals thereof.

                   "UCC FILING COLLATERAL":  as defined in Section 4(b).

                   2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations, the Borrower hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

                      (i)         all Accounts;

                     (ii)         all Chattel Paper;

                    (iii)         all Contracts;

                     (iv)         all Documents;

                      (v)         all Equipment;

                     (vi)         all General Intangibles;

                    (vii)         all Instruments;

                   (viii)         all Inventory;

                     (ix)         all Patents;

                      (x)         all Patent Licenses;

                     (xi)         all Timber;

                    (xii)         all Trademarks;

                   (xiii)         all Trademark Licenses; and

                    (xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

PROVIDED, HOWEVER, that notwithstanding any of the other provisions set forth in this Section 2, this Security Agreement shall not constitute an assignment or pledge of, or a grant of a security interest in or lien on, (a) any Collateral if such assignment, pledge or grant of a security interest or lien with respect to such Collateral is prohibited by any applicable Requirement of Law of any Governmental Authority, (b) any Collateral of the types described in clauses
(iii), (x) and (xii) if such assignment, pledge or grant of a security interest or lien with respect to such Collateral is prohibited by the terms of the applicable Contract, Patent License or Trademark License or (c) any Receivables or Related Security sold, or any Receivables or Related Security upon which a Lien is granted, pursuant to the Receivables Facility or any Permitted Receivables Financing.

                   3. RIGHTS OF AGENT AND LENDERS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS. (A) BORROWER REMAINS LIABLE UNDER ACCOUNTS AND CONTRACTS. Anything herein to the contrary notwithstanding, the Borrower shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Borrower under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account

(or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                   (b) NOTICE TO CONTRACTING PARTIES. At any time after the occurrence and during the continuance of an Event of Default, the Agent may in its own name or in the name of others communicate with account debtors with respect to Accounts parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

                   (c) ANALYSIS OF ACCOUNTS. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Borrower shall furnish all such assistance and information as the Agent may require in connection with such test verifications. Upon the Agent's request and at the expense of the Borrower, the Borrower shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with the obligors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

                   (d) COLLECTIONS ON ACCOUNTS. The Agent hereby authorizes the Borrower to collect the Accounts, so long as no Event of Default has occurred or is continuing. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Borrower, (1) shall be forthwith (and, in any event, within two Business Days) deposited by the Borrower in the exact form received, duly indorsed by the Borrower to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in Section 8(c), and (2) until so turned over, shall be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

                   At any time when an Event of Default has occurred and is continuing, the Borrower shall, at the request of the Agent, deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

                   4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that:

                   (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Agent for the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Borrower owns each item of the Collateral free and clear of any and all Liens or claims of others. No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

                   (b) PERFECTED FIRST PRIORITY LIENS. Assuming that the financing statements described on SCHEDULE 3 hereto have been filed, the Liens granted by the Borrower pursuant to this Security Agreement, constitute perfected Liens on the Collateral in which a security interest may be perfected pursuant to Article 9 of the Uniform Commercial Code as in effect in each relevant jurisdiction (the "UCC FILING COLLATERAL") in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on such Collateral created by the Borrower and in existence on the date hereof (except such other Liens as are not prohibited under the Credit Agreement) and which are enforceable as such against all creditors of and purchasers from the Borrower (except purchasers of inventory or Timber in the ordinary course of business to the extent provided in Section 9-307 of the Uniform Commercial Code as in effect in each relevant jurisdiction), except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Upon completion of the other actions described in Section 20 to perfect a security interest in the Collateral (other than the UCC Filing Collateral), the Liens granted pursuant to this Security Agreement with respect to the Collateral (other than the UCC Filing Collateral) which is the subject of any such applicable actions will constitute perfected Liens on such Collateral in which a security interest may be perfected pursuant to applicable law as in effect in each relevant jurisdiction (to the extent such Liens may be perfected by such applicable actions under such laws) in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on the Collateral created by the Borrower and in existence on the date hereof (except such other Liens as are not prohibited under the Credit Agreement) and which are enforceable as such against all creditors of and purchasers from the Borrower, as the case may be, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                   (c) ACCOUNTS; GENERAL INTANGIBLES. Subject to Section 5(n), no amount payable to the Borrower under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The places where the Borrower currently keeps its records concerning the Accounts are listed on SCHEDULE 4 or such other locations as may be specified by the Borrower to the Agent pursuant to Section 5(l).

                   (d) INVENTORY AND EQUIPMENT. The Inventory and the Equipment of the Borrower are kept at the locations listed on SCHEDULE 5 hereto or such other locations as may be specified by the Borrower to the Agent pursuant to Section 5(l).

                   (e) CHIEF EXECUTIVE OFFICE. The Borrower's chief executive office and chief place of business is located at 225 Franklin Street, Boston, Massachusetts 02110 or such other locations as may be specified by the Borrower to the Agent pursuant to Section 5(l).

                   (f) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

                   (g) COPYRIGHTS, PATENTS AND TRADEMARKS. The Borrower does not own any material registered U.S. Copyrights or U.S. Copyright Licenses in its own name as of the date hereof. SCHEDULE 1 hereto includes all U.S. Patents and U.S. Patent Licenses owned by the Borrower in its own name as of the date hereof. SCHEDULE 2 hereto includes all U.S. Trademarks and U.S. Trademark Licenses owned by the Borrower in its own name as of the date hereof. To the best of the Borrower's knowledge, each U.S. Patent and U.S. Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such U.S. Patents or U.S. Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any U.S. Patent or U.S. Trademark. No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any U.S. Patent or U.S. Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any U.S. Patent or U.S. Trademark.

                   5. COVENANTS. The Borrower covenants and agrees with the Agent and the Lenders that, from and after the date of this Security Agreement until this Security Agreement is terminated and the security interests created hereby are released:

                   (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Borrower also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Borrower to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or, to the extent required under
Section 5(n), Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

                   (b) INDEMNIFICATION. The Borrower agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Borrower will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Borrower.

                   (c) MAINTENANCE OF RECORDS. The Borrower will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Borrower will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby.

                   (d) RIGHT OF INSPECTION. The Agent shall at all times have full and free access during normal business hours and upon reasonable notice to all the books, correspondence and records of the Borrower, and the Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Borrower agrees to render to the Agent, at the Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to Borrower, the Agent and, at any time after the occurrence and during the continuation of an Event of Default, the Lenders and their respective representatives shall also have the right, during normal business hours to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

                   (e) PAYMENT OF TAXES AND OTHER AMOUNTS. The Borrower will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such charge need be paid if (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Borrower's books in accordance with GAAP.

                   (f) LIENS ON COLLATERAL. The Borrower will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

                   (g) CERTAIN NOTICES. The Borrower will not fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account.

                   (h) LIMITATIONS ON DISCOUNTS AND COMPROMISES OF ACCOUNTS. Other than in the ordinary course of business as generally conducted by the Borrower over a period of time, the Borrower will not compromise, compound or settle the Accounts for less than the full amount thereof, or release, wholly or partially, any Person liable for the payment thereof, except in each case as permitted under the Credit Agreement.

                   (i) MAINTENANCE OF INSURANCE. The Borrower will maintain, with financially sound and reputable insurance companies (or, to the extent consistent with prudent business practice, a program of self-insurance), insurance in at least such amounts as are usually insured against in the same general area by companies engaged in the same or a similar business (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Agent and (ii) insuring the Borrower, the Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment. Such policies shall provide that losses are payable to the Borrower, the Agent and the Lenders as their respective interests may appear. Any such insurance policies shall (A) contain a breach of warranty clause in favor of the Agent and the Lenders, (B) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof, (C) name the Agent and the Lenders as insured parties and (D) be reasonably satisfactory in all other respects to the Agent. The Borrower shall deliver to the Agent a report of a reputable insurance broker with respect to any such insurance policies during the month of June in each calendar year and such supplemental reports with respect thereto as the Agent may from time to time reasonably request.

                   (j) FURTHER IDENTIFICATION OF COLLATERAL. The Borrower will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

                   (k) NOTICES. The Borrower will advise the Agent promptly, in reasonable detail, at its address set forth for notices pursuant to subsection 13.2 of the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or, with respect to any material portion of the Collateral, on the Liens created hereunder.

                   (l) CHANGES IN LOCATIONS, NAME, ETC.  The Borrower will not
(i) change the location of its chief executive office/chief place of business from that specified in Section 4(e) or remove its books and records from the locations referred to in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 5 hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in favor of the Agent in connection with this Security Agreement would become seriously misleading, unless in each case it shall have given the Agent and the Lenders at least 30 days prior written notice thereof and all filings and other actions to maintain the perfection of the security interests granted hereby shall have been made.

                   (m) PATENTS AND TRADEMARKS.

                      (i) The Borrower (either itself or through licensees) will, except with respect to any Trademark that the Borrower shall reasonably determine is of negligible economic value to it, (A) employ such Trademark with the appropriate notice of registration and (B) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

                     (ii) The Borrower will not, except with respect to any Patent that the Borrower shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

                    (iii) The Borrower will notify the Agent and the Lenders promptly if it knows, or has reason to know, of any adverse final determination with respect to any Patent or Trademark (including, without limitation, any such final determination in any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Borrower's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

                     (iv) Whenever the Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Borrower shall report such filing to the Agent and the Lenders within fifteen Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, the Borrower shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Borrower relating thereto or represented thereby, and the Borrower hereby constitutes the Agent as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding.

                      (v) The Borrower will, except with respect to any Trademark or Patent that the Borrower shall reasonably determine is of negligible economic value to it, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits or declarations of use and affidavits or declarations of incontestability.

                     (vi) In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Borrower shall promptly notify the Agent and the Lenders after it learns thereof and shall, unless the Borrower shall reasonably determine that such Patent or Trademark is of negligible economic value to the Borrower which determination the Borrower shall promptly report to the Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Borrower shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

                   (n) CHATTEL PAPER. Unless an Event of Default shall have occurred and be continuing, the Borrower shall be entitled to retain possession of all Collateral consisting of Chattel Paper, and shall hold all such Chattel Paper in trust for the Agent, for the ratable benefit of the Lenders. If an Event of Default shall have occurred and be continuing, upon the request of the Agent, such Chattel Paper shall be immediately delivered to the Agent, to be held as Collateral pursuant to this Agreement. The Borrower shall not permit any other Person (other than Holdings or a Subsidiary) to possess any such Collateral at any time.

                   (o) GOVERNMENT CONTRACTS. The Borrower shall, to the extent practicable, provide reasonable advance notice to the Agent (i) prior to or, if such advance notice is not practicable, shall provide notice to the Agent promptly after, entering into a contract with a Governmental Authority and (ii) prior to or, if such advance notice is not practicable, shall provide notice to the Agent promptly after, the sale of goods to a Governmental Authority resulting in the creation of an Account if such contract or Account, in the aggregate together with all such contracts then in effect (including any such contract entered into prior to the Closing Date) and/or Accounts then outstanding (including any such Accounts arising prior to the Closing Date), but without duplication, exceed 5% of net sales of the Borrower and its Subsidiaries for the most recently completed fiscal year, and shall, at the request of the Agent, provide any notices and make any filings required under the Assignment of Claims Act in order to grant, maintain and/or perfect the security interest all such contracts and Accounts granted pursuant to this Security Agreement.

                   6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

                   (a) POWERS. Subject to Section 8(f), the Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Borrower hereby gives the Agent the power and right, on behalf of the Borrower, without notice to or assent by the Borrower (except as set forth below), to do the following:

                      (i) in the case of any Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Borrower or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

                     (ii) in each case, to the extent not paid, performed, discharged or effected by the Borrower as required by this Agreement or the Credit Agreement, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

                    (iii) at any time when an Event of Default shall have occurred and be continuing, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Borrower with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign, or grant licenses with respect to, any Copyright, Patent or Trademark (along with all the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; (H) in the exercise of its rights under this Section 6, to use any and all Trademarks and Trademark Licenses, if practicable and only to the extent permitted by agreements relating thereto and applicable laws, to the extent of the rights of the Borrower therein, and the Borrower hereby grants a license to the Agent for such purpose and (I) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Borrower's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Borrower might do.

The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

                   (b) OTHER POWERS. The Borrower also authorizes the Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

                   (c) NO DUTY ON AGENT OR LENDERS' PART. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Borrower for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

                   7. PERFORMANCE BY AGENT OF BORROWER OBLIGATIONS. If the Borrower fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum set forth in subsection 5.4(c) of the Credit Agreement, shall be payable by the Borrower to the Agent on demand and shall constitute Obligations secured hereby.

                   8. REMEDIES. (a) NOTICE TO ACCOUNT DEBTORS AND CONTRACT PARTIES. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Borrower shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

                   (b) PROCEEDS TO BE TURNED OVER TO AGENT. In addition to the rights of the Agent and the Lenders specified in Section with respect to payments of Accounts, if an Event of Default shall occur and be continuing, the Agent may require, by notice to the Borrower that all Proceeds received by the Borrower consisting of cash, checks and other near-cash items be held by the Borrower in trust for the Agent and the Lenders, segregated from other funds of the Borrower, and forthwith upon receipt by the Borrower, be turned over to the Agent in the exact form received by the Borrower (duly indorsed by the Borrower to the Agent, if required) and held by the Agent in a Collateral Account maintained under the sole dominion and control of the Agent. All Proceeds while held by the Agent in a Collateral Account (or by the Borrower in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8(c).

                   (c) APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Borrower and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Obligations shall be paid over from time to time by the Agent to the Borrower or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full, the Commitments shall have been terminated and no Letter of Credit remains outstanding shall be paid over to the Borrower or to whomsoever may be lawfully entitled to receive the same.

                   (d) CODE REMEDIES. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity of redemption is hereby waived or released to the extent permitted by applicable law. The Borrower further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Borrower's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

                   (e) DEFICIENCY. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Obligations and the reasonable fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

                   (f) Anything herein to the contrary notwithstanding, the exercise of remedies or any power of attorney granted hereunder with respect to Collateral is subject to any applicable Requirement of Law of any Governmental Authority. No action will be taken by the Agent or any Lender hereunder if such action will result in a violation of any applicable Requirement of Law of any Government Authority by any Loan Party.

                   9. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or otherwise.

                   10. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest until this Agreement is terminated and the security interests created hereby are released.

                   11. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                   12. SECTION HEADINGS. The section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

                   13. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

                   14. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent, PROVIDED that any provision of this Security Agreement may be waived by facsimile transmission by the Agent. This Security Agreement shall be binding upon and inure to the benefit of the permitted successors and permitted assigns of the Borrower, the Agent and the Lenders, PROVIDED that the Borrower may not assign its rights or obligations under this Security Agreement without the prior written consent of the Agent and any purported assignment without such consent shall be null and void.

                   15. NOTICES. All notices, requests and demands given hereunder shall be given in accordance with subsection 13.2 of the Credit Agreement.

                   16. AUTHORITY OF AGENT. The Borrower acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Borrower shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

                   17. INTEGRATION. This Security Agreement represents the agreement of the Borrower and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                   18. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

                   19. TERMINATION. (a) This Agreement and the Liens created hereby shall terminate when all the Obligations shall have been fully paid, when no Letters of Credit shall remain outstanding and when the Commitments shall have terminated under the Credit Agreement, at which time the Agent shall execute and deliver to the Borrower, or to such person or persons as the Borrower shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Borrower at its expense which the Borrower shall reasonably request to evidence such termination.

                   (b) Without limiting the foregoing, all Collateral permitted to be sold, transferred or otherwise disposed of in accordance with the terms and provisions of the Credit Agreement shall be sold, transferred or otherwise disposed of free and clear of the Liens created hereby. In connection with the foregoing, the Agent shall execute and deliver to the Borrower, or to such Person or Persons as the Borrower shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Borrower at its expense which the Borrower shall reasonably request to evidence the release of the Liens created hereby with respect to any such Collateral.

                   (c) Any execution and delivery of statements or documents pursuant to this Section 19 shall be without recourse to or representation or warranty by the Agent.

                   20. PERFECTION OF LIENS. The Borrower and the Agent acknowledge that the Liens created by this Security Agreement are initially intended to be perfected only by the filing of (a) Uniform Commercial Code financing statements described on SCHEDULE 3, (b) the filing of the Borrower Patent and Trademark Security Agreement in the United States Patent and Trademark Office and (c) the delivery of all Instruments of the Borrower. It is not intended that any filing will be made in any country other than the United States of America with respect to the security interest granted in Patents, Patent Licenses, Trademarks or Trademarks Licenses pursuant to this Security Agreement.

                   IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                       S.D. WARREN COMPANY



                                       By:
                                          -------------------------------------
                                          Title:



SCHEDULES:

Schedule 1 - Patents and Patent Licenses
Schedule 2 - Trademarks and Trademark Licenses
Schedule 3 - Filing Jurisdictions
Schedule 4 - Location of Records
Schedule 5 - Locations of Inventory and Equipment

                                                                    EXHIBIT D TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


               [FORM OF AMENDED AND RESTATED BORROWER PLEDGE AGREEMENT]


         AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April   , 1996,
made by S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER") in favor of CHEMICAL BANK, as agent (in such capacity, the "AGENT") for the several banks, financial institutions and other entities (the "LENDERS") from time to time parties to the Amended and Restated Credit and Guarantee Agreement, dated
as of April    , 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware Corporation ("HOLDINGS"), the Borrower, the Lenders and the Agent.


                                 W I T N E S S E T H:


         WHEREAS, in connection with the Existing Credit Agreement (as defined in the Credit Agreement), the Borrower entered into that certain Pledge Agreement, dated as of December 20, 1994 (the "EXISTING PLEDGE AGREEMENT"), pursuant to which it granted a security interest in certain of its assets as collateral security for the Obligations (as defined in the Credit Agreement);

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend and restate the Existing Credit Agreement in the manner provided in the Credit Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligations of the Lenders to make the Extensions of Credit (as defined in the Credit Agreement) provided for therein that the Borrower shall have amended and restated the Existing Pledge Agreement in the manner provided for herein;

         NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to amend and restate the Existing Credit Agreement as provided in the Credit Agreement and to make Extensions of Credit under the Credit Agreement, the Borrower hereby agrees with the Agent, for the benefit of the Lenders, to amend and restate and hereby amends and restates the Existing Pledge Agreement to read in its entirety as follows:

         1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "AGREEMENT": this Amended and Restated Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

         "CODE": the Uniform Commercial Code from time to time in effect in the State of New York.

         "COLLATERAL": the Pledged Stock issued by the Issuers and all Proceeds thereof.

         "COLLATERAL ACCOUNT": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders as provided in
    Section 8.

         "DOMESTIC ISSUER":  any Issuer that is not a Foreign Issuer.

         "FOREIGN ISSUER": any Issuer organized under the laws of any jurisdiction outside the United States of America.

         "ISSUERS":  the collective reference to the companies identified on
    SCHEDULE 1 attached hereto as the issuers of the Pledged Stock; individually, each an "ISSUER."

         "NON-CONSENSUAL LIENS:  as defined in Section 4(c).

         "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Borrower while this Agreement is in effect and while such Capital Stock continues to be subject to the security interest granted pursuant to this Agreement.

         "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof of the Pledged Stock and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         "SECURITIES ACT":  the Securities Act of 1933, as amended.

         (c) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. PLEDGE; GRANT OF SECURITY INTEREST. The Borrower hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock issued by the Issuers and hereby grants to Agent, for the ratable benefit of the Lenders, a first security interest in the Collateral (except for Non-Consensual Liens), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Borrower shall deliver an undated stock power covering such certificate, duly executed in blank by the Borrower with, if the Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that:

         (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the Capital Stock of each Domestic Issuer and sixty-five percent of the common stock and one hundred percent of the preferred stock of each Foreign Issuer held by the Borrower.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) The Borrower is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement and non-consensual Liens arising involuntarily by operation of law to the extent not prohibited by the Credit Agreement ("NON-CONSENSUAL LIENS").

         (d) Upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest (subject to Non-Consensual Liens not prohibited by the Credit Agreement) in the Collateral, enforceable as such against all creditors of the Borrower and any Persons purporting to purchase any Collateral from the Borrower, except as affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         5. COVENANTS. The Borrower covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         (a) If the Borrower shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Borrower shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Borrower to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Borrower and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Other than pursuant to a distribution or transfer of any assets of an Issuer to the Borrower in a transaction permitted under the Credit Agreement, (i) any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Borrower, the Borrower shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Borrower, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Agent, the Borrower will not (i) vote to enable, or take any other action to permit, any Issuer to issue (other than to existing stockholders on a proportionate basis) any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral other than pursuant to a transaction permitted under the Credit Agreement,(iii) create, incur or permit to exist any Lien on any of the Collateral, or any interest therein, except for the security interests created by this Agreement and Liens permitted by the Credit Agreement (except for Non-Consensual Liens not prohibited by the Credit Agreement) or (iv) enter into any agreement or undertaking (other than this Agreement and the other Loan Documents or, in the case of Collateral other than Pledged Stock, as permitted by subsection 9.14 of the Credit Agreement) restricting the right or ability of the Borrower or the Agent to sell, assign or transfer any of the Collateral.

         (c) The Borrower shall maintain the security interest created by this Agreement as a first perfected security interest (subject to Non-Consensual Liens not prohibited by the Credit Agreement) and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Borrower, the Borrower will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

         (d) The Borrower shall pay, and hold the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Borrower of the Agent's intent to exercise its corresponding rights pursuant to
Section 7 below, the Borrower shall be permitted to receive all cash dividends paid to the extent not prohibited by the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         7. RIGHTS OF THE LENDERS AND THE AGENT. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Borrower in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

         (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Borrower, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Borrower or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Borrower to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

         (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Borrower or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Borrower, which right or equity of redemption is hereby waived or released to the extent permitted by applicable law. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Borrower. To the extent permitted by applicable law, the Borrower waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Borrower shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

         9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Borrower will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,(ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Borrower agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Borrower recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Borrower acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (c) The Borrower further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Borrower further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Borrower, and the Borrower hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Borrower hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Borrower, and the Borrower agrees that each Issuer shall be fully protected in so complying.

         11. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) Subject to Section 11(c), the Borrower hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Borrower and in the name of the Borrower or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Borrower hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         (c) Anything herein to the contrary notwithstanding, the exercise of remedies or any power of attorney granted hereunder with respect to Pledged Stock is subject to the provisions of any applicable law, rule or regulation and to governmental approvals that may be required hereunder. No action will be taken by the Agent or any Lender hereunder if such action will result in a violation of any such law, rule or regulation.

         12. DUTY OF AGENT. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Borrower or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Borrower authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Borrower in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. AUTHORITY OF AGENT. The Borrower acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Borrower, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Borrower nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         15. NOTICES. All notices, requests and demands given hereunder shall be given in accordance with subsection 13.2 of the Credit Agreement.

         16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Borrower and the Agent, PROVIDED that any provision of this Agreement may be waived by facsimile transmission by the Agent.

         (b) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         (c) The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         18. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Borrower, the Agent and the Lenders, PROVIDED that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and any purported assignment without such consent shall be null and void.

         20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         21. Upon the foreclosure of the capital stock of S.D. Warren Finance Co. ("SDW Finance"), the Agent agrees, and will cause any transferee with respect to such stock to agree, not to amend or modify the Certificate of Incorporation or By-Laws of SDW Finance as in effect on the date of such foreclosure and to cause SDW Finance to comply with the provisions of its Certificate of Incorporation and By-Laws. The Agent also agrees, and will cause any transferee to agree, to comply with the provisions of the Subscription and Shareholder Agreement, dated as of April __, 1996, between SDW Finance and the Borrower, including, without limitation, Sections 8 and 9 thereof, as if it were the "Purchaser" thereunder.


         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                       S.D. WARREN COMPANY


                                       By:
                                           ---------------------------
                                         Title:



SCHEDULES:

Schedule 1 - Description of Pledged Stock

                             ACKNOWLEDGEMENT AND CONSENT


         The undersigned hereby acknowledges receipt of a copy of the Amended
and Restated Pledge Agreement dated April    , 1996 (as the same may be amended,
supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), made by S.D. Warren Company, a Pennsylvania corporation, for the benefit of Chemical Bank, as agent for the Lenders referred to in the Pledge Agreement.
The undersigned agrees for the benefit of the Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

         3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                       [NAME OF ISSUER]


                                       By:
                                           ------------------------------------

                                       Title:
                                              ---------------------------------

                                       Address for Notices:

                                        ---------------------------------------

                                        ---------------------------------------

                                       Telex:
                                              ---------------------------------

                                       Fax:
                                            -----------------------------------

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT


                             DESCRIPTION OF PLEDGED STOCK


    Issuer         Class of Stock*     Stock Certificate No.    No. of Shares
----------------  -------------------  -----------------------  ----------------





-------------------------
*   Stock is assumed to be common stock unless otherwise indicated.

                                                                    EXHIBIT E TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT
                                                  ------------------------------

               [FORM OF AMENDED AND RESTATED HOLDINGS PLEDGE AGREEMENT]


         AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April   , 1996,
made by SDW HOLDINGS CORPORATION, a Pennsylvania corporation (the "PLEDGOR"), in favor of CHEMICAL BANK, as agent (in such capacity, the "AGENT") for the several banks, financial institutions and other entities parties to the Amended and
Restated Credit and Guarantee Agreement, dated as of April    , 1996 (as
amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Pledgor, S.D. Warren Company, a Pennsylvania corporation ("BORROWER"), the Lenders and the Agent.


                                 W I T N E S S E T H:


         WHEREAS, in connection with the Existing Credit Agreement (as defined in the Credit Agreement), the Pledgor entered into that certain Pledge Agreement, dated as of December 20, 1994 (the "EXISTING PLEDGE AGREEMENT"), pursuant to which it granted a security interest in certain of its assets as collateral security for the Obligations (as defined in the Credit Agreement);

         WHEREAS, the Borrower and the Pledgor have requested that the Agent and the Lenders amend and restate the Existing Credit Agreement in the manner provided in the Credit Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligations of the Lenders to make the Extensions of Credit (as defined in the Credit Agreement) provided for therein that the Pledgor shall have amended and restated the Existing Pledge Agreement in the manner provided for herein;

         NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to amend and restate the Existing Credit Agreement as provided in the Credit Agreement and to make Extensions of Credit under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, to amend and restate and hereby amends and restates the Existing Pledge Agreement to read in its entirety as follows:

         1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "AGREEMENT": this Amended and Restated Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

         "CODE": the Uniform Commercial Code from time to time in effect in the State of New York.

         "COLLATERAL": the Pledged Stock issued by the Borrower and all Proceeds thereof.

         "COLLATERAL ACCOUNT": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders as provided in
    Section 8.

         "ISSUER":  the Borrower.

         "NON-CONSENSUAL LIENS:  as defined in Section 4(c).

         "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuer to the Pledgor while this Agreement is in effect and while such Capital Stock continues to be subject to the security interest granted pursuant to this Agreement.

         "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof of the Pledged Stock and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         "SECURITIES ACT":  the Securities Act of 1933, as amended.

         (c) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock issued by the Issuer and hereby grants to Agent, for the ratable benefit of the Lenders, a first security interest in the Collateral (except for Non-Consensual Liens), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

         (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the Capital Stock of the Issuer.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interests created by this Agreement and non-consensual Liens arising involuntarily by operation of law to the extent not prohibited by the Credit Agreement ("NON-CONSENSUAL LIENS").

         (d) Upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest (subject to Non-Consensual Liens not prohibited by the Credit Agreement) in the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         5. COVENANTS. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Other than pursuant to a distribution or transfer of any assets of the Issuer to the Pledgor in a transaction permitted under the Credit Agreement, (i) any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of the Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of the Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

         (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, the Issuer to issue (other than to existing stockholders on a proportionate basis) any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of the Issuer,(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral other than pursuant to a transaction permitted under the Credit Agreement,(iii) create, incur or permit to exist any Lien on any of the Collateral, or any interest therein, except for the security interests created by this Agreement and Liens permitted by the Credit Agreement (except for Non-Consensual Liens not prohibited by the Credit Agreement) or (iv) enter into any agreement or undertaking (other than this Agreement and the other Loan Documents) restricting the right or ability of the Pledgor or the Agent to sell, assign or transfer any of the Collateral.

         (c) The Pledgor shall maintain the security interest created by this Agreement as a first perfected security interest (subject to Non-Consensual Liens not prohibited by the Credit Agreement) and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

         (d) The Pledgor shall pay, and hold the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to
Section 7 below, the Pledgor shall be permitted to receive all cash dividends paid to the extent not prohibited by the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         7. RIGHTS OF THE LENDERS AND THE AGENT. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a

Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

         (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Obligations in such order as the Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Obligations in such order as the Agent may elect.

         (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity of redemption is hereby waived or released to the extent permitted by applicable law. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

         9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section 8 hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer to (i) execute and deliver, and cause the directors and officers of the Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,(ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause the Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Pledgor hereby authorizes and instructs the Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuer shall be fully protected in so complying.

         11. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) Subject to Section 11(c), the Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in Section 11(a). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         (c) Anything herein to the contrary notwithstanding, the exercise of remedies or any power of attorney granted hereunder with respect to Pledged Stock is subject to the provisions of any applicable law, rule or regulation and to governmental approvals that may be required hereunder. No action will be taken by the Agent or any Lender hereunder if such action will result in a violation of any such law, rule or regulation.

         12. DUTY OF AGENT. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under
Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. AUTHORITY OF AGENT. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor the Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         15. NOTICES. All notices, requests and demands given hereunder shall be given in accordance with subsection 13.2 of the Credit Agreement.

         16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, PROVIDED that any provision of this Agreement may be waived by facsimile transmission by the Agent.

         (b) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         (c) The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         18. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Pledgor, the Agent and the Lenders, PROVIDED that the Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and any purported assignment without such consent shall be null and void.

         20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.


         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                           SDW HOLDINGS CORPORATION



                                           By:
                                              ---------------------------------

                                           Title:
                                                 ------------------------------



SCHEDULES:

Schedule 1 - Description of Pledged Stock

                             ACKNOWLEDGEMENT AND CONSENT


         The undersigned hereby acknowledges receipt of a copy of the Amended
and Restated Pledge Agreement dated April    , 1996 (as the same may be amended,
supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), made by SDW Holdings Corporation, a Pennsylvania corporation, for the benefit of Chemical Bank, as agent for the Lenders referred to in the Pledge Agreement.
The undersigned agrees for the benefit of the Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

         3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section 9 of the Pledge Agreement.

                                          S.D. WARREN COMPANY



                                          By
                                             --------------------------------

                                          Title
                                                -----------------------------

                                          Address for Notices:
                                                               --------------

                                          -----------------------------------

                                          -----------------------------------


                                          Telex:
                                                 ----------------------------
                                          Fax:
                                               ------------------------------

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT


                             DESCRIPTION OF PLEDGED STOCK


Issuer     Class of Stock*       Stock Certificate No.         No. of Shares
------     ---------------       ---------------------         -------------


-------------------------
*Stock is assumed to be common stock unless otherwise indicated.

                                                                  EXHIBIT F TO
                                                           AMENDED AND RESTATED
                                                 CREDIT AND GUARANTEE AGREEMENT
                                                 ------------------------------


                [FORM OF AMENDED AND RESTATED SUBSIDIARIES GUARANTEE]


         AMENDED AND RESTATED SUBSIDIARIES GUARANTEE, dated as of April __, 1996, made by each of the corporations that are signatories hereto (the "GUARANTORS"), in favor of CHEMICAL BANK, as agent (in such capacity, the "AGENT") for the several banks, financial institutions and other entities (the "LENDERS") from time to time parties to the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), the Lenders and the Agent.


                                 W I T N E S S E T H:


         WHEREAS, in connection with the Existing Credit Agreement (as defined in the Credit Agreement) the Guarantors entered into that certain Subsidiaries Guarantee dated as of December 20, 1994 (the "EXISTING SUBSIDIARIES GUARANTEE"), made by the Guarantors in favor of the Agent, pursuant to which the Guarantors guaranteed the Obligations (as defined in the Credit Agreement);

         WHEREAS, the Borrower and the Guarantors have requested that the Agent and the Lenders amend and restate the Existing Credit Agreement; and

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligations of the Lenders to make the Extensions of Credit (as defined in the Credit Agreement) provided for therein that the Guarantors shall have amended and restated the Existing Subsidiaries Guarantee in the manner provided for herein;

         NOW, THEREFORE, in consideration of the premises contained herein and to induce the Lenders to amend and restate the Existing Credit Agreement as provided in the Credit Agreement and to make Extensions of Credit under the Credit Agreement, each Guarantor hereby agrees with the Agent, for the benefit of the Lenders, to amend and restate and hereby amends and restates the Existing Subsidiaries Guarantee to read in its entirety as follows:

         1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. For the purposes of this Guarantee, the term "Lender" shall include any Affiliate of any Lender which has entered into a Rate Protection Agreement or cash management services agreement with the Borrower.

         (b) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

         (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. GUARANTEE. (a) Subject to the provisions of Section 2(b), each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the maximum aggregate amount equal to the largest amount that would not render its obligations hereunder and thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law.

         (c) Each Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel) which may be paid or incurred by the Agent or any Lender in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee. This Guarantee shall remain in full force and effect until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding, notwithstanding that from time to time prior thereto the Borrower may be free from any Obligations.

         (d) Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Agent or any Lender hereunder.

         (e) No payment or payments made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Agent or any Lender from the Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment or payments other than payments made by such Guarantor in respect of the Obligations or payments received or collected from such Guarantor in respect of the Obligations, remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding.

         (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Agent or any Lender on account of its liability hereunder, it will notify the Agent in writing that such payment is made under this Guarantee for such purpose.

         3. RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder who has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 5 hereof. The provisions of this Section shall in no respect limit the obligations and liabilities of any Guarantor to the Agent and the Lenders, and each Guarantor shall remain liable to the Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder.

         4. RIGHT OF SET-OFF. Each Guarantor hereby irrevocably authorizes each Lender at any time and from time to time without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor to the extent permitted by applicable law, upon any amount becoming due and payable by such Guarantor hereunder to set-off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of such Guarantor, or any part thereof, whether or not the Agent or any Lender has made any demand for payment. The Agent and each Lender shall notify such Guarantor promptly after any such set-off and application made by the Agent or such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent and each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent or such Lender may have.

         5. NO SUBROGATION. Notwithstanding anything to the contrary in this Agreement, no Guarantor shall be entitled to be subrogated to any of the rights (whether contractual, under the Bankruptcy Code, including Section 509 thereof, under common law or otherwise) of any Lender against the Borrower or against any collateral security or guarantee or right of offset held by any Lender for the payment of the Obligations nor shall any Guarantor seek or be entitled to seek contribution or reimbursement from the Borrower or any other Person in respect of payments made by such Guarantor hereunder until all amounts owing to the Agent and the Lenders by the Borrower on account of the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remains outstanding. If any amount shall be paid by to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, the Commitments shall not have been terminated or a Letter of Credit remains outstanding, such amount shall be held by such Guarantor in trust, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Agent may determine. The provisions of this paragraph shall survive the termination of this Guarantee and the payment in full of the Obligations, the termination of the Commitments and the cancellation, revocation or termination of all outstanding Letters of Credit.

         6.  AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS; WAIVER OF
RIGHTS. Each Guarantor shall, to the fullest extent permitted by applicable law, remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Agent or any Lender may be rescinded by such party and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Agent or any Lender, and the Credit Agreement, the other Loan Documents, any Rate Protection Agreement or cash management services agreement entered into by the Borrower with any Lender and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Agent (or the Required Lenders, as the case may be) or, in the case of any such Rate Protection Agreement or cash management services agreement, the relevant Lender, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against any of the Guarantors, the Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Borrower or any other Guarantor or guarantor, and any failure by the Agent or any Lender to make any such demand or to collect any payments from the Borrower or any such other Guarantor or guarantor or any release of the Borrower or such other Guarantor or guarantor shall not relieve any of the Guarantors in respect of which a demand or collection is not made or any of the Guarantors not so released of their several obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Agent or any Lender against any of the Guarantors. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         7. GUARANTEE ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives, to the fullest extent permitted by applicable law, any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives, to the fullest extent permitted by applicable law, diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that this Guarantee shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to
(a) the validity, regularity or enforceability of the Credit Agreement, any Note, any other Loan Document or any Rate Protection Agreement or any cash management services agreement entered into by the Borrower with any Lender, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower against the Agent or any Lender or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against any Guarantor, the Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against the Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Agent or any Lender to pursue such other rights or remedies or to collect any payments from the Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Agent or any Lender against such Guarantor. This Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and the successors and assigns thereof, and shall inure to the benefit of the Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrower may be free from any Obligations.

         8. REINSTATEMENT. This Guarantee shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         9. PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Agent without set-off or counterclaim in Dollars at the office of the Agent located at 270 Park Avenue, New York, New York 10017.

         10. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants that:

         (a) it is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

         (b) it has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee and the other Loan Documents to which it is a party, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee and the other Loan Documents to which it is a party;

         (c) this Guarantee and each of the other Loan Documents to which it is a party constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

         (d) the execution, delivery and performance by such Guarantor of this Guarantee or any of the other Loan Documents to which it is a party will not violate any provision of any Requirement of Law applicable to such Guarantor or Contractual Obligation of such Guarantor which could reasonably be expected to have a Material Adverse Effect and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor pursuant to any such Requirement of Law or Contractual Obligation of such Guarantor;

         (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery or performance by such Guarantor or the validity or enforceability of this Guarantee or any of the other Loan Documents to which it is a party; and

         (f) no litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of such Guarantor, threatened by or against such Guarantor or against any of its properties or revenues (i) with respect to this Guarantee or any of the other Loan Documents to which it is a party or any of the transactions contemplated hereby or thereby, or (ii) which could reasonably be expected to have a Material Adverse Effect; and

         (g) the representations and warranties contained in subsections 6.8 and 6.11 of the Credit Agreement are true and correct to the extent such representations and warranties apply to such Guarantor.

         Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each Extension of Credit to the Borrower under the Credit Agreement on and as of such date of Extension of Credit as though made hereunder on and as of such date.

         11. COVENANTS. Each Guarantor hereby covenants and agrees with the Agent and each Lender that, from and after the date of this Guarantee until the Obligations are paid in full, the Commitments are terminated and no Letter of Credit remaining outstanding, that such Guarantor will comply with provisions of Sections 8 and 9 of the Credit Agreement to the extent such provisions apply to such Guarantor.

         12. AUTHORITY OF AGENT. Each Guarantor acknowledges that the rights and responsibilities of the Agent under this Guarantee with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and such Guarantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and no Guarantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         13. NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile transmission), and shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or one Business Day after being sent by priority overnight mail with a nationally recognized overnight delivery carrier, or, in the case of facsimile transmission, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

         (a) if to the Agent, at its address or transmission number for notices provided in subsection 13.2 of the Credit Agreement; and

         (b) if to any Guarantor, at its address or transmission number for notices set forth under its signature below.

         14. COUNTERPARTS. This Guarantee may be executed by one or more of the Guarantors on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the counterparts of this Guarantee signed by all the Guarantors shall be lodged with the Agent.

         15. SEVERABILITY. Any provision of this Guarantee which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         16. INTEGRATION. This Guarantee represents the agreement of each Guarantor with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Guarantor, the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.

         17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Agent, PROVIDED that any provision of this Guarantee may be waived by facsimile transmission by the Agent.

         (b) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         18. SECTION HEADINGS. The section headings used in this Guarantee are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. SUCCESSORS AND ASSIGNS. This Guarantee shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Agent and the Lenders and their successors and assigns, PROVIDED that no Guarantor may assign any of its rights or obligations under this Guarantee without the consent of the Agent and the Required Lenders.

         20. GOVERNING LAW. THIS GUARANTEE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         21. TERMINATION. Subject to Section 8, this Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms until all Obligations shall have been satisfied by payment in full, the Commitments shall be terminated and no Letter of Credit is outstanding. A Guarantor shall be released from its obligations hereunder in the event that all the Capital Stock of such Guarantor shall be sold, transferred or otherwise disposed of in accordance with the terms of the Credit Agreement.

         22. SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Guarantee and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Guarantor at its address set forth under its signature below or at such other address of which the Administrative Agent shall have been notified pursuant to Section 13;

         (d) agrees that nothing herein shall affect the right to effect service or process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive damages.

         23. WAIVERS OF JURY TRIAL. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTEE OR ANY OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY AND FOR ANY COUNTERCLAIM THEREIN.

         24. ADDITION OF GUARANTORS. Subsection 8.10(c) of the Credit Agreement requires that any Subsidiary (other than a Foreign Subsidiary) of the Borrower created or acquired after the Closing Date become a Guarantor hereunder by executing and delivering a Supplement to this Guarantee in the form attached hereto as EXHIBIT A. From and after the date any such Subsidiary executes and delivers a Supplement to this Guarantee in the form attached hereto as EXHIBIT A to the Agent, such Subsidiary shall be deemed to be a Guarantor for all purposes under this Guarantee.

                                                                           8
         IN WITNESS WHEREOF, each of the undersigned has caused this Guarantee to be duly executed and delivered by its duly authorized officer as of the day and year first above written.


PRESUMPSCOT WATER POWER CO.            SKYLARK, INC.


By                                     By
    ---------------------------------      ---------------------------------

Title                                  Title
      -------------------------------        -------------------------------

Address for Notices:                   Address for Notices:


-------------------------------------  -------------------------------------

-------------------------------------  -------------------------------------

Telephone:                             Telephone:
           --------------------------             --------------------------
Fax:                                   Fax:
     --------------------------------       --------------------------------

                                                                    EXHIBIT A TO
                                                          SUBSIDIARIES GUARANTEE
                                                         ----------------------

                     [FORM OF ADDITIONAL SUBSIDIARIES SUPPLEMENT]

         SUPPLEMENT, dated _______________ to the Amended and Restated Subsidiaries Guarantee, dated as of April __, 1996 (as amended, supplemented or otherwise modified, the "SUBSIDIARIES GUARANTEE"), made by certain subsidiaries of S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), from time to time parties thereto (collectively, the "GUARANTORS").

                                W I T N E S S E T H :

          WHEREAS, the Subsidiaries Guarantee provides that any Subsidiary (other than a Foreign Subsidiary) of the Borrower, although not a Guarantor thereunder at the time of the initial execution thereof, may become a Guarantor under the Subsidiaries Guarantee upon the delivery to the Agent of a supplement in substantially the form of this Supplement; and

         WHEREAS, the undersigned was not a Subsidiary on the Closing Date and, therefore, was not a party to the Subsidiaries Guarantee but now desires to become a Guarantor thereunder;

         NOW, THEREFORE, the undersigned hereby agrees as follows:

         The undersigned agrees to be bound by all of the provisions of the Subsidiaries Guarantee applicable to a Guarantor thereunder and agrees that it shall, on the date this Supplement is accepted by the Agent, become a Guarantor, for all purposes of the Subsidiaries Guarantee to the same extent as if originally a party thereto with the representations and warranties contained therein being deemed to be made by the undersigned as of the date hereof. Without limiting the foregoing, subject to the provisions of Section 2(b) of the Subsidiaries' Guarantee, the undersigned, jointly and severally with the other Guarantors, unconditionally and irrevocably, guarantees to the Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

         Terms defined in the Subsidiaries Guarantee shall have their defined meanings when used herein.

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

                                            [INSERT NAME OF SUBSIDIARY]


                                            By:
                                               -------------------------------
                                              Title:

                                                                    EXHIBIT G TO
                                                  CREDIT AND GUARANTEE AGREEMENT


            MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT


                                    from


                       [Subsidiary], Mortgagor



                                   to


                            CHEMICAL BANK,
                         as  Agent, Mortgagee


                     DATED AS OF DECEMBER __, 1994



                  After recording, please return to:

                     Simpson Thacher & Bartlett
                    a partnership which includes
                     professional corporations
                       425 Lexington Avenue
                     New York, New York  10017

                  ATTN: Pascale I. Bissainthe, Esq.

                                                                    EXHIBIT G TO
                                                  CREDIT AND GUARANTEE AGREEMENT


                    [FORM OF SUBSIDIARY LEASEHOLD MORTGAGE]

           [NOTE: THIS FORM IS NOT STATE-LAW SPECIFIC. SPECIFIC PROVISIONS, SATISFACTORY TO AGENT'S COUNSEL, THAT ARE NECESSARY OR DESIRABLE UNDER THE LAW OR REAL ESTATE PRACTICE OF ANY PARTICULAR sTATE IN WHICH THIS FORM IS USED WILL BE ADDED.]

            THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (collectively, the "Mortgage"), dated as of __________ is made by [Subsidiary], a _____________ corporation ("MORTGAGOR"), whose mailing address is _________________ to CHEMICAL BANK, whose mailing address is 270 Park Avenue, New York, New York 10017 as agent (the "AGENT"; in such capacity, together with its successors and assigns, "MORTGAGEE") for the several banks and other financial institutions (the "LENDERS") from time to time parties to that certain Credit and Guarantee Agreement dated as of December ____, 1994 (as the same may have been and may be further amended, supplemented, restated, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") among SDW Holdings Corporation, a Delaware corporation, the Mortgagee, S. D. Warren Company and the Lenders. References to this "MORTGAGE" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

                                 BACKGROUND

            A. Mortgagor has, on the date hereof, become the owner of (i) the parcel(s) of real property described on Exhibit A attached hereto (the "Fee Property") and (ii) the leasehold estate in the parcels of real property described on Exhibit B attached hereto (the "LEASEHOLD PARCELS") created pursuant to those certain leases described on Exhibit C attached hereto (the "MORTGAGED LEASES") (the Fee Property and the Leasehold Parcels, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "IMPROVEMENTS"), being collectively referred to as the "REAL ESTATE").

            B.    Mortgagor is a direct or indirect wholly-owned subsidiary of
S. D. Warren Company (as successor by merger to SDW Acquisition Corporation), a Pennsylvania corporation (the "PARENT COMPANY").

            C.  Pursuant to the Credit Agreement, Mortgagor has given that
certain Guarantee dated           , 19   (the "GUARANTEE") and is securing
the Guarantee with this Mortgage.

            D. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. References in this Mortgage to the "DEFAULT RATE" shall mean a rate per annum equal to the ABR plus 2%.

                              GRANTING CLAUSES

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

            (a) (i) the repayment of the indebtedness evidenced by the Guarantee and (ii) all interest and fees payable thereon (the items set forth in clauses (i) and (ii) being referred to collectively as the "INDEBTEDNESS");
and

            (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "OBLIGATIONS") under or pursuant to the provisions of the Guarantee and any other document securing payment of the Indebtedness (the "SECURITY DOCUMENTS") and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Guarantee, the Security Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "MORTGAGOR OBLIGATION DOCUMENTS");

MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE WITH MORTGAGE COVENANTS:

            (A)  the Real Estate;

            (B) the leasehold estate created under and by virtue of the Mortgaged Leases, any interest in any fee, greater or lesser title to the Real Estate that Mortgagor may own or hereafter acquire (whether acquired pursuant to a right or option contained in one or more of the Mortgaged Leases or otherwise) and all credits, deposits, options, privileges and rights of Mortgagor under the Mortgaged Leases (including all rights of use, occupancy and enjoyment) and under any amendments, supplements, extensions, renewals, restatements, replacements and modifications thereof (including, without limitation, (i) the right to give consents, (ii) the right to receive moneys payable to Mortgagor, (iii) the right, if any, to renew or extend one or more of the Mortgaged Leases for a succeeding term or terms, (iv) the right, if any, to purchase the Real Estate and (v) the right to terminate or modify one or more of the Mortgaged Leases); all of Mortgagor's claims and rights to the payment of damages arising under the Bankruptcy Code (as determined below) from any rejection of one or more of the Mortgaged Leases by the lessor thereunder or any other party;

            (C) to the extent not included in (A) or (B), all right, title and interest Mortgagor now has or may hereafter acquire in and to the Improvements or any part thereof (whether owned in fee by Mortgagor or held pursuant to one or more of the Mortgaged Leases or otherwise) and all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

            (D) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, timber, timber rights, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

            (E) subject to Section 18(d) hereof, all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and, in each case, now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate (all of the foregoing in this paragraph (D) being referred to as the "EQUIPMENT");

            (F) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

            (G) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "LEASES"), and all rights of Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "RENTS");

            (H) subject to Section 18(d) hereof, all insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all unearned premiums thereunder and all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

            (I) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or, subject to Section 8.10 of the Credit Agreement, any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "CONTRACTS"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "PERMITS") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "PLANS");

            (J) subject to Section 18(d) hereof, all of Mortgagor's right, title and interest in any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage; all capital, operating, reserve or similar accounts held by or on behalf of Mortgagor and related to the operation of the Mortgaged Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;

            (K) subject to Section 18(d) hereof, all accounts resulting from the sale of timber; and

            (L) subject to Section 18(d) hereof, all proceeds, both cash and noncash, of the foregoing;

            (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (A) through (F) are collectively referred to as the "PREMISES", and those described in the foregoing clauses (A) through (L) are collectively referred to as the "MORTGAGED PROPERTY").

            TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed.

                            TERMS AND CONDITIONS

            Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

            1. WARRANTY OF TITLE. (a) Mortgagor warrants that Mortgagor has good title to the Fee Property in fee simple and good title to the rest of the Mortgaged Property related to the Fee Property, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"), and Mortgagor shall warrant, defend and preserve such title and the lien of the Mortgage thereon against all claims of all persons and entities. Mortgagor further warrants that it has the right to mortgage the Mortgaged Property.

            (b) Mortgagor warrants (i) that Mortgagor has good title to the leasehold estate in the Leasehold Parcels pursuant to the Mortgaged Leases and has a right to mortgage the same, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED Encumbrances"), (ii) that the Real Estate is subject to no leases or liens other than the Mortgaged Leases and this Mortgage nor to any encumbrances, defects or other matters, subject only to the matters referred to in subsection
9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"),
(iii) that

Mortgagor shall warrant and defend the lien thereon granted or intended to be granted by this Mortgage against all persons and entities, (iv) that the Mortgaged Leases are in full force and effect and Mortgagor is the holder of the lessee's or tenant's interest thereunder, (v) that the Mortgaged Leases have not been amended, supplemented or otherwise modified, except as may be specifically described in Exhibit C attached to this Mortgage, (vi) that Mortgagor is not in default under the Mortgaged Leases, has received no notice of default from any of the lessors thereunder and knows of no material default by any of the lessors thereunder, and (vii) that the granting of this Mortgage does not violate the terms of the Mortgaged Leases nor is any consent of any of the lessors under the Mortgaged Leases required to be obtained in connection with the granting of this Mortgage unless such consent has been obtained.

            2. PAYMENT OF INDEBTEDNESS. Mortgagor shall pay the Indebtedness at the times and places and in the manner specified in the Credit Agreement and shall perform all the Obligations.

            3.  REQUIREMENTS.     (a)  To the extent required in the Credit
Agreement, Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".

            (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used.

            4. PAYMENT OF TAXES AND OTHER IMPOSITIONS. (a) To the extent required in the Credit Agreement, promptly prior to the time when same become delinquent and before any interest or penalties accrue thereon or attach thereto, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes imposed upon or assessed against the Mortgaged Property), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Upon request by Mortgagee, Mortgagor shall deliver to Mortgagee
(i) original or copies of receipted bills and cancelled checks or other reasonably satisfactory evidence evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

            (b) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

            5. INSURANCE. (a) Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy, unless replaced prior to or simultaneously with such cancellation (such that there is no gap in coverage) by another policy satisfactory to Mortgagee or void coverage required to be maintained by the Credit Agreement.

            (b) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

            (c) Until an Event of Default shall have occurred and be continuing, all insurance and eminent domain proceeds shall be payable to Mortgagor, free and clear of the lien of this

Mortgage. All parties having dealings with Mortgagor in connection with insurance and eminent domain matters shall be entitled to rely on an affidavit of Mortgagor to the effect that no Event of Default has occurred and is continuing, absent receipt of written notice from Mortgagee to the contrary.

            6. RESTRICTIONS. Mortgagor shall not (i) except for the lien of this Mortgage and the Permitted Encumbrances, further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse, nor (ii) sell, transfer, convey or assign nor permit to be sold transferred, conveyed or assigned all or any portion of, or any interest in, the Mortgaged Property, except, in each case, as may be otherwise expressly permitted under the Credit Agreement. In the event of any such permitted sale, transfer, conveyance, assignment or other disposition of any part of the Mortgaged Property, this Mortgage will remain in effect with respect to all of the remaining Mortgaged Property.

            7. MAINTENANCE; UTILITIES. (a) Mortgagor shall maintain or cause to be maintained all the Improvements in good working order and condition and shall not commit or suffer any material waste of the Improvements.

            (b) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

            8. RIGHTS OF TENANTS. This Mortgage is subject to the rights of any and all tenants of the Mortgaged Property now or hereafter existing and, for so long as said tenants are not in default under the terms of their respective leases and shall agree to attorn to Mortgagee (or Mortgagee's designee) upon its acquisition of title to the Mortgaged Property, Mortgagee shall not disturb the use or possession by said tenants to all or a portion of the Mortgaged Property, as described in such tenant's lease. If an Event of Default shall have occurred and be continuing and Mortgagee elects to foreclose this Mortgage in pursuant to the Section of this Mortgage entitled "Remedies", so long as said tenants are not in default under the terms of their respective leases, Mortgagee shall take no action or fail to take any action, as the case may be, the effect of which would be to terminate the rights of said tenants under their respective leases; PROVIDED that if, in order validly to foreclose the lien of this Mortgage such lease must be terminated, Mortgagee may nevertheless proceed with such foreclosure but following the completion of such foreclosure shall enter into a new lease of the Mortgaged Property with such tenant on the same terms and conditions as those set forth in the then terminated lease.

Mortgagor may, in the ordinary course of business and without the consent of Mortgagee, enter into any new leases or modify, surrender, terminate, extend or renew any lease now existing or hereafter created upon the Mortgaged Property, or any portion thereof, without the consent of Mortgagee. Mortgagee agrees to execute such other and further instruments as may be necessary to effectuate the terms of this Section.

            9. FURTHER ASSURANCES. To further assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on Mortgagee.

            10. MORTGAGEE'S RIGHT TO PERFORM. If Mortgagor fails to perform any of the covenants or agreements of Mortgagor after an Event of Default shall have occurred and be continuing, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, with reasonable efforts to provide simultaneous written notice to Mortgagor, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

            11.  MORTGAGOR'S EXISTENCE, ETC.   Upon recordation of this
Mortgage in the appropriate office or offices, payment of all mortgage recording fees and taxes in respect thereof and compliance with the formal requirements of state law applicable to the recording of real estate mortgages generally, this Mortgage shall constitute a fully perfected mortgage lien on and security interest in the Mortgaged Property, subject only to such encumbrances, defects and exceptions as are expressly permitted under the Credit Agreement.

            12. ASBESTOS AND HAZARDOUS WASTE. Mortgagor shall comply with Environmental Laws to the extent provided in the Credit Agreement. If Mortgagor shall fail to so comply to the extent required in the Credit Agreement, Mortgagee may declare an Event of Default and may (but shall not be obligated to) do whatever is necessary to comply with the applicable Environmental Laws, and the costs thereof, with interest at the Default Rate, shall be immediately due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this

Mortgage. If an Event of Default exists, Mortgagor shall give Mortgagee and its agents and employees access to the Premises to cause such compliance.

            13. EVENT OF DEFAULT. (a) The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder; and

            (b) a failure to pay when due any sum under the Guarantee shall constitute an Event of Default hereunder; and

            (c) to the extent it would have a Material Adverse Effect (as defined in the Credit Agreement), a failure of Mortgagor to duly perform and observe, or a violation or breach of, any other terms, covenants, provisions or conditions of this Mortgage and the continuation thereof for a 30-day period after notice shall have been given to Mortgagor by Mortgagee specifying such default and requiring such default be remedied, shall constitute an Event of Default hereunder; which period may be extended to the extent required (but no longer than 180 days) if such default is not susceptible of cure within 30 days so long as Mortgagor has commenced to cure such default within such 30-day period and is thereafter diligently prosecuting such cure to completion and so long as such delay is not likely to have a Material Adverse Effect on either the Mortgaged Property or Mortgagee's rights under this Mortgage; provided, however, any such default that can be cured by the payment of money shall be promptly cured after notice by Mortgagee.

            14.  REMEDIES.

            (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Mortgagor Obligation Documents, or as provided by law, and without limitation, (x) if such event is an Event of Default specified in clause (i) or (ii) of Section 11(f) of the Credit Agreement or a failure to pay any sum when due under the Guarantee with respect to Mortgagor, automatically the Indebtedness immediately shall become due and payable, and (y) if such event is any other Event of Default under Section 11 of the Credit Agreement or a failure to pay any sum when due under the Guarantee, in addition to any other rights and remedies Mortgagee may have pursuant to the Guarantee or the Credit Agreement, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

            (i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property,
      (B) institute and maintain an action on the Credit Agreement or the Guarantee or both, (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Mortgagor Obligation Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment;

           (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

            (b) To the extent permitted under applicable law, the holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver. In case of a foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

            (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding any exculpatory or non-recourse language which may be contained herein to the contrary, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

            15. RIGHT OF MORTGAGEE TO CREDIT SALE. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof. In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Guarantee, the other Mortgagor Obligation Documents, the Credit Agreement, and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

            16. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

            17. EXTENSION, RELEASE, ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Indebtedness outstanding.

            (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

            (c) If Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

            (d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

            18. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "CODE") of the State in which the Mortgaged Property is located. If an Event of Default shall occur and be continuing under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

            (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) some of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) as to those fixtures, this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code;
(iii) except as otherwise provided, Mortgagor is the record owner of the Real Estate and the leasehold estate in the Leasehold Parcels; and (iv) the mailing addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

            (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form reasonably satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement within 10 days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above. A photocopy of this Mortgage may be filed as a Financing Statement.

            (d) All rights, remedies and obligations granted, created or otherwise arising hereunder and all representations, warranties and other provisions hereof shall be construed, and all actions hereunder shall be performed, in a manner consistent with, and subject to the terms and provisions of, the Security Agreement. To the extent that the rights granted hereunder in any item of the Mortgaged Property (other than the Real Estate and other interests which are exclusively real property interests) conflict with any rights granted in the same item of Mortgaged Property under the Security Agreement, the Security Agreement shall prevail.

            19. ASSIGNMENT OF RENTS. Mortgagor hereby assigns to Mortgagee the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than fifteen days' written notice of such revocation to Mortgagor; in the event such notice is given, so long as an Event of Default shall have occurred and be continuing, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

            20. ADDITIONAL RIGHTS. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness, in accordance with the provisions of the Credit Agreement, the Guarantee and the other Mortgagor Obligation Documents (as defined therein).
Any such application shall not be construed to cure or waive any Event of Default or invalidate any act taken by Mortgagee on account of such Event of Default.

            21. NOTICES. All notices, requests, demands and other communications hereunder shall be given in care of the Parent Company in the manner and to the addresses determined under Section 13.2 of the Credit Agreement.

            22. NO ORAL MODIFICATION. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

            23. PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Mortgagor Obligation Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Mortgagor Obligation Documents shall be subject to the limitation that neither Mortgagee nor any Lender shall charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee or any Lender, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee or any Lender, as the case may be.

            24. MORTGAGOR'S WAIVER OF RIGHTS. To the fullest extent permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

            25. REMEDIES NOT EXCLUSIVE. Mortgagee shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Mortgagor Obligation Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Mortgagor Obligation Documents to Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession," and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

            26. MULTIPLE SECURITY. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to some or all of the Lenders to make certain loans to and to enter into certain agreements with Mortgagor, and for Mortgagee to enter into the Guarantee, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

            27. EXPENSES; INDEMNIFICATION. Mortgagor agrees (a) to pay or reimburse Mortgagee for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, the Guarantee and the other Mortgagor Obligation Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Mortgagee, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under the Credit Agreement, the Guarantee, the other Mortgagor Obligation Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel in lieu of the fees and expenses of outside counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Credit Agreement, the Guarantee, the other Mortgagor Obligation Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Agreement, the Guarantee, the other Mortgagor Obligation Documents, the Stock Purchase Agreement, the Stock Purchase, the Merger or the use of the proceeds of the Loans in connection with the Stock Purchase, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Mortgagor, any of its Subsidiaries or any of the Properties (all the foregoing in this clause
(d), collectively, the "indemnified liabilities"), PROVIDED, that the Mortgagor shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from (1) the gross negligence or willful misconduct of the Agent or any such Lender or (2) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable under the Credit Agreement and the Guarantee.


            28. SUCCESSORS AND ASSIGNS. Except to the extent prohibited in the Credit Agreement, all covenants of Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and the Lenders and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in its sole discretion it deems such waiver advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and the Lenders and their respective successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

            29. NO WAIVERS, ETC. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

            30. GOVERNING LAW, ETC. This Mortgage shall be governed by and construed in accordance with the laws of the State in which the Premises are located, except that Mortgagor expressly acknowledges that by their terms the Guarantee and the Credit Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Mortgagor agrees that in any IN PERSONAM proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

            31. WAIVER OF TRIAL BY JURY. Mortgagor and Mortgagee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Mortgage and for any counterclaim (other than compulsory counterclaims) brought therein. Mortgagor hereby waives all rights to interpose any counterclaim (other than compulsory counterclaims) in any suit brought by Mortgagee hereunder and all rights to have any such suit consolidated with any separate suit, action or proceeding.

            32. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "MORTGAGEE" shall mean "Mortgagee or any successor agent under the Credit Agreement," the word "PERSON" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

            33. RELEASE. (a) Any Mortgaged Property that is permitted to be sold or otherwise transferred free of the lien of the Security Documents as provided in the Credit Agreement shall be sold or otherwise transferred, as the case may be, free and clear of this Mortgage. In connection with any such sale or transfer, the Mortgagee shall execute and deliver to Mortgagor, or to such person or persons as Mortgagor shall reasonably designate, a satisfaction of mortgage and such other documents as Mortgagor may reasonably request to evidence the release of this Mortgage with respect to such Mortgaged Property, as well as a release of any collateral assignments or other Security Documents in favor of Mortgagee that burden such Mortgaged Property.

            (b) In addition, and not in limitation of the foregoing, any Mortgaged Property (other than the Real Estate) that also constitutes collateral under any other Security Document shall automatically be released from this Mortgage in the event that such Mortgaged Property is released from the security interest created by such other Security Document in accordance with the terms thereof and of the Credit Agreement.

            34. MORTGAGED LEASE PROVISIONS. (a) To the extent failure to do so would have a Material Adverse Effect (as defined in the Credit Agreement), Mortgagor will pay or cause to be paid all rent and other charges required under the Mortgaged Leases as and when the same are due and will promptly and faithfully observe, abide by, discharge and perform, or cause to be kept, observed, discharged and performed, all other material terms, obligations, covenants, conditions, agreements, indemnities, representations, warranties or liabilities of the Mortgaged Leases on the part of the lessee thereunder to be kept, observed, discharged and performed, and will not without the express written consent of Mortgagee (i) in any manner, cancel, terminate or surrender, or permit the cancellation, termination or surrender of any of the Mortgaged Leases, in whole or in part, (ii) either orally or in writing, modify, amend or permit any modification or amendment of any of the terms thereof in any material respect or (iii) permit the subordination thereof to any mortgage; and any attempt on the part of Mortgagor to do any of the foregoing without such written consent of Mortgagee shall be null and void and of no effect and shall constitute an Event of Default hereunder.

            (b) To the extent failure to do so would have a Material Adverse Effect (as defined in the Credit Agreement), Mortgagor will do, or cause to be done, all things necessary to preserve and keep unimpaired all material rights of Mortgagor as lessee under the Mortgaged Leases, and to prevent any default under the Mortgaged Leases, or any termination, surrender, cancellation, forfeiture, subordination or impairment thereof. In the event of the failure of Mortgagor to make any payment required to be made by the lessee pursuant to the provisions of the Mortgaged Leases or to observe, abide by, discharge or perform, or cause to be observed, kept, discharged or performed, any of the material terms, obligations, covenants, conditions, agreements, indemnities, representations, warranties or liabilities of the Mortgaged Leases on the part of lessee thereunder to be observed, kept, discharged and performed, Mortgagor does hereby authorize and irrevocably appoint and constitute Mortgagee as its true and lawful attorney-in-fact, which appointment is coupled with an interest, in its name, place and stead, to take any and all actions deemed necessary or desirable by Mortgagee to perform and comply with all the obligations of Mortgagor under the Mortgaged Leases, to do and take, but without any obligation so to do, any action which Mortgagee deems necessary or desirable to prevent or cure any default by Mortgagor under the Mortgaged Leases, to enter into and upon the Premises or any part thereof to such extent and as often as Mortgagee, in its sole discretion, deems necessary or desirable in order to prevent or cure any default of Mortgagor pursuant thereto, to the end that the rights of Mortgagor in and to the leasehold estate created by the Mortgaged Leases shall be kept unimpaired and free from default, and all sums so expended by Mortgagee, with interest thereon at the Default Rate from the date of each such expenditure, shall be paid by Mortgagor to Mortgagee promptly upon demand by Mortgagee. Mortgagor shall, within five (5) business days after written request by Mortgagee, execute and deliver to Mortgagee, or to any person designated by Mortgagee, such further instruments, agreements, powers, assignments, conveyances or the like as may be necessary to complete or perfect the interest, rights or powers of Mortgagee pursuant to this paragraph (b).

            (c) If any action or proceeding shall be instituted to evict Mortgagor or to recover possession of any Leasehold Parcel or any part thereof or interest therein or any action or proceeding otherwise affecting any of the Mortgaged Leases or this Mortgage shall be instituted, then Mortgagor will, immediately upon service thereof on or to Mortgagor, deliver to Mortgagee a true and complete copy of each petition, summons, complaint, notice of motion, order to show cause and of all other provisions, pleadings, and papers, however designated, served in any such action or proceeding.

            (d) Mortgagor covenants and agrees that unless Mortgagee shall otherwise expressly consent in writing, the fee title to the property demised by the Mortgaged Leases and the leasehold estate and/or any subleasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in Mortgagor or a third party by purchase or otherwise; and in case Mortgagor acquires the fee title or any other estate, title or interest in and to any Leasehold Parcel, the lien of this Mortgage shall, without further conveyance, simultaneously with such acquisition, be spread to cover and attach to such acquired estate and as so spread and attached shall be prior to the lien of any mortgage placed on the acquired estate subsequent to the date of this Mortgage.

            (e) No release or forbearance of any of Mortgagor's obligations under the Mortgaged Leases, pursuant to the Mortgaged Leases, or otherwise, shall release Mortgagor from any of its obligations under this Mortgage, including its obligation with respect to the payment of rent as provided for in the Mortgaged Leases and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Mortgaged Leases, to be kept, performed and completed by the lessee therein.


            This Mortgage has been duly executed by Mortgagor on the date first above written.

WITNESS:                            [Subsidiary]


                                    By:
-------------------------                 -----------------------------
                                          Name:
                                          Title:


                                    [CORPORATE SEAL]

STATE OF NEW YORK       )                       December ___, 1994
                        :  ss.:
COUNTY OF NEW YORK  )



            Then personally appeared the above-named _________________________ _______________ in his/her capacity as __________________________________ of
[Subsidiary], and acknowledged the foregoing instrument to be his/her free act and deed in his/her said capacity and the free act and deed of said corporation.


                                    Before me,
                                               -------------------------------

                                               -------------------------------
                                                         (Print Name)


                                    Notary Public State of
                                                           -------------------
                                    My commission expires:
                                                           -------------------

                                  EXHIBIT A

                          Description of the Premises

                   [Attach Legal Description of all parcels]

                                  EXHIBIT B

                          Description of the Premises

                   [Attach Legal Description of all parcels]

                                  EXHIBIT C

                           Description of the Leases

                   [Attach Legal Description of all leases]

                                                                    EXHIBIT H TO
                                                  CREDIT AND GUARANTEE AGREEMENT



                 MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT


                                         from


                               [Subsidiary], Mortgagor


                                          to


                                    CHEMICAL BANK,
                                 as  Agent, Mortgagee


                            DATED AS OF DECEMBER __, 1994



                          After recording, please return to:

                              Simpson Thacher & Bartlett
                             a partnership which includes
                              professional corporations
                                 425 Lexington Avenue
                              New York, New York  10017

                          ATTN: Pascale I. Bissainthe, Esq.

                                                                    EXHIBIT H TO
                                                  CREDIT AND GUARANTEE AGREEMENT


                          [FORM OF SUBSIDIARY FEE MORTGAGE]

         [NOTE: THIS FORM IS NOT STATE-LAW SPECIFIC. SPECIFIC PROVISIONS, SATISFACTORY TO AGENT'S COUNSEL, THAT ARE NECESSARY OR DESIRABLE UNDER THE LAW OR REAL ESTATE PRACTICE OF ANY PARTICULAR STATE IN WHICH THIS FORM IS USED WILL BE ADDED.]

         THIS MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT (collectively, the "Mortgage"), dated as of __________ is made by ______________________, a _____________ corporation ("MORTGAGOR"), whose mailing address is _________________ to CHEMICAL BANK, whose mailing address is 270 Park Avenue, New York, New York 10017 as agent (the "AGENT"; in such capacity, together with its successors and assigns, "MORTGAGEE") for the several banks and other financial institutions (the "LENDERS") from time to time parties to that certain Credit and Guarantee Agreement dated as of December ____, 1994 (as the same may have been and may be further amended, supplemented, restated, replaced or otherwise modified from time to time, the "CREDIT AGREEMENT") among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, the Mortgagor and the Lenders. References to this "MORTGAGE" shall mean this instrument and any and all renewals, modifications, amendments, supplements, extensions, consolidations, substitutions, spreaders and replacements of this instrument.

                                      BACKGROUND

         A. Mortgagor is the owner of the parcel(s) of real property described on Exhibit A attached (such real property, together with all of the buildings, improvements, structures and fixtures now or subsequently located thereon (the "IMPROVEMENTS"), being collectively referred to as the "REAL ESTATE").

         B.   Mortgagor is a direct or indirect wholly-owned subsidiary of S.
D. Warren Company (as successor by merger to SDW Acquisition Corporation), a Pennsylvania corporation (the "PARENT COMPANY").

         C. Pursuant to the Credit Agreement, Mortgagor has given that certain Guarantee dated __________, 19__ (the "GUARANTEE") and is securing the Guarantee with this Mortgage.

         D. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement. References in this Mortgage to the "DEFAULT RATE" shall mean a rate per annum equal to the ABR plus 2%.

                                   GRANTING CLAUSES

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor agrees that to secure:

         (a) (i) the repayment of the indebtedness evidenced by the Guarantee and (ii) all interest and fees payable thereon (the items set forth in clauses (i) and (ii) being referred collectively as the "INDEBTEDNESS"); and

         (b) the performance of all covenants, agreements, obligations and liabilities of Mortgagor (the "OBLIGATIONS") under or pursuant to the provisions of the Guarantee and any other document securing payment of the Indebtedness (the "SECURITY DOCUMENTS") and any amendments, supplements, extensions, renewals, restatements, replacements or modifications of any of the foregoing (the Guarantee, the Security Documents and all other documents and instruments from time to time evidencing, securing or guaranteeing the payment of the Indebtedness or the performance of the Obligations, as any of the same may be amended, supplemented, extended, renewed, restated, replaced or modified from time to time, are collectively referred to as the "MORTGAGOR OBLIGATION DOCUMENTS");

MORTGAGOR HEREBY GRANTS TO MORTGAGEE A LIEN UPON AND A SECURITY INTEREST IN, AND HEREBY MORTGAGES, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER TO MORTGAGEE WITH MORTGAGE COVENANTS:

         (A)  the Real Estate;

         (B) to the extent not included in (A), all the estate, right, title, claim or demand whatsoever of Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

         (C) all right, title and interest of Mortgagor in, to and under all easements, rights of way, gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, timber, timber rights, water and riparian rights, development rights, air rights, mineral rights and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

         (D) subject to Section 18(d) hereof, all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by Mortgagor and, in each case, now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate (all of the foregoing in this paragraph (D) being referred to as the "EQUIPMENT");

         (E) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the Real Estate and the Equipment, subsequently acquired by or released to Mortgagor or constructed, assembled or placed by Mortgagor on the Real Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further mortgage, conveyance, assignment or other act by Mortgagor;

         (F) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "LEASES"), and all rights of Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "RENTS");

         (G) subject to Section 18(d) hereof, all insurance policies now or subsequently obtained by Mortgagor relating to the Real Estate or Equipment and Mortgagor's interest in and to all unearned premiums thereunder and all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

         (H) subject to Section 18(d) hereof, all right, title and interest of Mortgagor in and to (i) all contracts from time to time executed by Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or Equipment or any part thereof and all agreements relating to the purchase or lease of any portion of the Real Estate or, subject to Section 8.10 of the Credit Agreement, any property which is adjacent or peripheral to the Real Estate, together with the right to exercise such options and all leases of Equipment (collectively, the "CONTRACTS"), (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof (collectively, the "PERMITS") and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate (collectively, the "PLANS");

         (I) subject to Section 18(d) hereof, all of Mortgagor's right, title and interest in any and all monies now or subsequently on deposit for the payment of real estate taxes or special assessments against the Real Estate or for the payment of premiums on insurance policies covering the foregoing property or otherwise on deposit with or held by Mortgagee as provided in this Mortgage; all capital, operating, reserve or similar accounts held by or on behalf of Mortgagor and related to the operation of the Mortgaged Property, whether now existing or hereafter arising and all monies held in any of the foregoing accounts and any certificates or instruments related to or evidencing such accounts;

         (J) subject to Section 18(d) hereof, all accounts resulting from the sale of timber; and

         (K) subject to Section 18(d) hereof, all proceeds, both cash and noncash, of the foregoing;

         (All of the foregoing property and rights and interests now owned or held or subsequently acquired by Mortgagor and described in the foregoing clauses (A) through (E) are collectively referred to as the "PREMISES", and those described in the foregoing clauses (A) through (K) are collectively referred to as the "MORTGAGED PROPERTY").

         TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto Mortgagee, its successors and assigns for the uses and purposes set forth, until the Indebtedness is fully paid and the Obligations fully performed.


                                 TERMS AND CONDITIONS

         Mortgagor further represents, warrants, covenants and agrees with Mortgagee as follows:

         1. WARRANTY OF TITLE. Mortgagor warrants that Mortgagor has good title to the Real Estate in fee simple and good title to the rest of the Mortgaged Property, subject only to the matters referred to in subsection 9.3 of the Credit Agreement (collectively, the "PERMITTED ENCUMBRANCES"), and Mortgagor shall warrant, defend and preserve such title and the lien of the Mortgage thereon against all claims of all persons and entities. Mortgagor further warrants that it has the right to mortgage the Mortgaged Property.

         2. PAYMENT OF INDEBTEDNESS. Mortgagor shall pay the Indebtedness at the times and places and in the manner specified in the Guarantee and shall perform all the Obligations.

         3.  REQUIREMENTS.   (a)  To the extent required in the Credit
Agreement, Mortgagor shall promptly comply with, or cause to be complied with, and conform to all present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements, and irrespective of the nature of the work to be done, of each of the United States of America, any State and any municipality, local government or other political subdivision thereof and any agency, department, bureau, board, commission or other instrumentality of any of them, now existing or subsequently created (collectively, "Governmental Authority") which has jurisdiction over the Mortgaged Property and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. All present and future laws, statutes, codes, ordinances, orders, judgments, decrees, rules, regulations and requirements of every Governmental Authority applicable to Mortgagor or to any of the Mortgaged Property and all covenants, restrictions, and conditions which now or later may be applicable to any of the Mortgaged Property are collectively referred to as the "Legal Requirements".

         (b) From and after the date of this Mortgage, Mortgagor shall not by act or omission permit any building or other improvement on any premises not subject to the lien of this Mortgage to rely on the Premises or any part thereof or any interest therein to fulfill any Legal Requirement, and Mortgagor hereby assigns to Mortgagee any and all rights to give consent for all or any portion of the Premises or any interest therein to be so used.

         4. PAYMENT OF TAXES AND OTHER IMPOSITIONS. (a) To the extent required in the Credit Agreement, promptly prior to the time when same become delinquent and before any interest or penalties accrue thereon or attach thereto, Mortgagor shall pay and discharge all taxes of every kind and nature (including, without limitation, all real and personal property, income, franchise, withholding, transfer, gains, profits and gross receipts taxes imposed upon or assessed against the Mortgaged Property), all charges for any easement or agreement maintained for the benefit of any of the Mortgaged Property, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Mortgaged Property, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to as the "Impositions"). Upon request by Mortgagee, Mortgagor shall deliver to Mortgagee
(i) original or copies of receipted bills and cancelled checks or other reasonably satisfactory evidence evidencing payment of such Imposition if it is a real estate tax or other public charge and (ii) evidence acceptable to Mortgagee showing the payment of any other such Imposition. If by law any Imposition, at Mortgagor's option, may be paid in installments (whether or not interest shall accrue on the unpaid balance of such Imposition), Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

         (b) Mortgagor shall not claim, demand or be entitled to receive any credit or credits toward the satisfaction of this Mortgage or on any interest payable thereon for any taxes assessed against the Mortgaged Property or any part thereof, and shall not claim any deduction from the taxable value of the Mortgaged Property by reason of this Mortgage.

         5. INSURANCE. (a) Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy, unless replaced prior to or simultaneously with such cancellation (such that there is no gap in coverage) by another policy satisfactory to Mortgagee or void coverage required to be maintained by the Credit Agreement.

         (b) In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title and interest of Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee and Mortgagor hereby appoints Mortgagee its attorney-in-fact, in Mortgagor's name, to assign and transfer all such policies and proceeds to such purchaser or grantee.

         (c) Until an Event of Default shall have occurred and be continuing, all insurance and eminent domain proceeds shall be payable to Mortgagor, free and clear of the lien of this Mortgage. All parties having dealings with Mortgagor in connection with insurance and eminent domain matters shall be entitled to rely on an affidavit of Mortgagor to the effect that no Event of Default has occurred and is continuing, absent receipt of written notice from Mortgagee to the contrary.

         6. RESTRICTIONS. Mortgagor shall not (i) except for the lien of this Mortgage and the Permitted Encumbrances, further mortgage, nor otherwise encumber the Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse, nor (ii) sell, transfer, convey or assign nor permit to be sold transferred, conveyed or assigned all or any portion of, or any interest in, the Mortgaged Property, except, in each case, as may be otherwise expressly permitted under the Credit Agreement. In the event of any such permitted sale, transfer, conveyance, assignment or other disposition of any part of the Mortgaged Property, this Mortgage will remain in effect with respect to all of the remaining Mortgaged Property.

         7. MAINTENANCE; UTILITIES. (a) Mortgagor shall maintain or cause to be maintained all the Improvements in good working order and condition and shall not commit or suffer any material waste of the Improvements.

         (b) Mortgagor shall pay or cause to be paid when due all utility charges which are incurred for gas, electricity, water or sewer services furnished to the Premises and all other assessments or charges of a similar nature, whether public or private, affecting the Premises or any portion thereof, whether or not such assessments or charges are liens thereon.

         8. RIGHTS OF TENANTS. This Mortgage is subject to the rights of any and all tenants of the Mortgaged Property now or hereafter existing and, for so long as said tenants are not in default under the terms of their respective leases and shall agree to attorn to Mortgagee (or Mortgagee's designee) upon its acquisition of title to the Mortgaged Property, Mortgagee shall not disturb the use or possession by said tenants to all or a portion of the Mortgaged Property, as described in such tenant's lease. If an Event of Default shall have occurred and be continuing and Mortgagee elects to foreclose this Mortgage in pursuant to the Section of this Mortgage entitled "Remedies", so long as said tenants are not in default under the terms of their respective leases, Mortgagee shall take no action or fail to take any action, as the case may be, the effect of which would be to terminate the rights of said tenants under their respective leases; PROVIDED that if, in order validly to foreclose the lien of this Mortgage such lease must be terminated, Mortgagee may nevertheless proceed with such foreclosure but following the completion of such foreclosure shall enter into a new lease of the Mortgaged Property with such tenant on the same terms and conditions as those set forth in the then terminated lease. Mortgagor may, in the ordinary course of business and without the consent of Mortgagee, enter into any new leases or modify, surrender, terminate, extend or renew any lease now existing or hereafter created upon the Mortgaged Property, or any portion thereof, without the consent of Mortgagee. Mortgagee agrees to execute such other and further instruments as may be necessary to effectuate the terms of this Section.

         9. FURTHER ASSURANCES. To further assure Mortgagee's rights under this Mortgage, Mortgagor agrees upon demand of Mortgagee to do any act or execute any additional documents (including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each Lease in recordable form) as may be reasonably required by Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on Mortgagee.

         10. MORTGAGEE'S RIGHT TO PERFORM. If Mortgagor fails to perform any of the covenants or agreements of Mortgagor after an Event of Default shall have occurred and be continuing, Mortgagee, without waiving or releasing Mortgagor from any obligation or default under this Mortgage, with reasonable efforts to provide simultaneous written notice to Mortgagor, may, at any time (but shall be under no obligation to) pay or perform the same, and the amount or cost thereof, with interest at the Default Rate, shall immediately be due from Mortgagor to Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by Mortgagee under this Section shall be deemed or construed to cure Mortgagor's default or waive any right or remedy of Mortgagee.

         11.  MORTGAGOR'S EXISTENCE, ETC.   Upon recordation of this Mortgage
in the appropriate office or offices, payment of all mortgage recording fees and taxes in respect thereof and compliance with the formal requirements of state law applicable to the recording of real estate mortgages generally, this Mortgage shall constitute a fully perfected mortgage lien on and security interest in the Mortgaged Property, subject only to such encumbrances, defects and exceptions as are expressly permitted under the Credit Agreement.

         12. ASBESTOS AND HAZARDOUS WASTE. Mortgagor shall comply with Environmental Laws to the extent provided in the Credit Agreement. If Mortgagor shall fail to so comply to the extent required in the Credit Agreement, Mortgagee may declare an Event of Default and may (but shall not be obligated to) do whatever is necessary to comply with the applicable Environmental Laws, and the costs thereof, with interest at the Default Rate, shall be immediately due from Mortgagor to Mortgagee and the same shall be added to the Indebtedness and be secured by this Mortgage. If an Event of Default exists, Mortgagor shall give Mortgagee and its agents and employees access to the Premises to cause such compliance.

         13. EVENT OF DEFAULT. (a) The occurrence of an Event of Default under the Credit Agreement shall constitute an Event of Default hereunder; and

         (b) a failure to pay when due any sum under the Guarantee shall constitute an Event of Default hereunder; and

         (c) to the extent it would have a Material Adverse Effect (as defined in the Credit Agreement), a failure of Mortgagor to duly perform and observe, or a violation or breach of, any other terms, covenants, provisions or conditions of this Mortgage and the continuation thereof for a 30-day period after notice shall have been given to Mortgagor by Mortgagee specifying such default and requiring such default be remedied, shall constitute an Event of Default hereunder; which period may be extended to the extent required (but no longer than 180 days) if such default is not susceptible of cure within 30 days so long as Mortgagor has commenced to cure such default within such 30-day period and is thereafter diligently prosecuting such cure to completion and so long as such delay is not likely to have a Material Adverse Effect on either the Mortgaged Property or Mortgagee's rights under this Mortgage; provided, however, any such default that can be cured by the payment of money shall be promptly cured after notice by Mortgagee.

         14.  REMEDIES.

         (a) Upon the occurrence of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to the Mortgagor Obligation Documents, or as provided by law, and without limitation, (x) if such event is an Event of Default specified in clause (i) or (ii) of Section 11(f) of the Credit Agreement or a failure to pay any sum when due under the Guarantee with respect to Mortgagor, automatically the Indebtedness immediately shall become due and payable, and (y) if such event is any other Event of Default under Section 11 of the Credit Agreement or a failure to pay any sum when due under the Guarantee, in addition to any other rights and remedies Mortgagee may have pursuant to the Guarantee or the Credit Agreement, Mortgagee may immediately take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee:

         (i) Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Credit Agreement or the Guarantee or both, (C) sell all or part of the Mortgaged Property (Mortgagor expressly granting to Mortgagee the power of sale), or (D) take such other action at law or in equity for the enforcement of this Mortgage or any of the Mortgagor Obligation Documents as the law may allow. Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Default Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements. Interest at the Default Rate shall be due on any judgment obtained by Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment;

         (ii) Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to Mortgagee upon demand at any such time) and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, Mortgagee shall be entitled, without limitation, (x) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as Mortgagee may, in its discretion, deem proper, (y) to enforce, cancel or modify any Lease and (z) generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as Mortgagee shall deem appropriate as fully as Mortgagor might do.

         (b) To the extent permitted under applicable law, the holder of this Mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver. In case of a foreclosure sale, the Real Estate may be sold, at Mortgagee's election, in one parcel or in more than one parcel and Mortgagee is specifically empowered, (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the Mortgaged Property to be held.

         (c) In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, and notwithstanding any exculpatory or non-recourse language which may be contained herein to the contrary, Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

         15. RIGHT OF MORTGAGEE TO CREDIT SALE. Upon the occurrence of any sale made under this Mortgage, whether made under the power of sale or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Mortgagee may bid for and acquire the Mortgaged Property or any part thereof.
In lieu of paying cash therefor, Mortgagee may make settlement for the purchase price by crediting upon the Indebtedness or other sums secured by this Mortgage the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Guarantee, the Other Mortgagor Obligation Documents, the Credit Agreement, and documents evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Indebtedness as having been paid.

         16. APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, Mortgagee as a matter of right and without notice to Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral as security for the Indebtedness and Obligations or the interest of Mortgagor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, and Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law). Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged Property unless such receivership is sooner terminated.

         17. EXTENSION, RELEASE, ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Indebtedness, Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the Indebtedness, (ii) extend the maturity or alter any of the terms of the Indebtedness or any guaranty thereof, (iii) grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto. If at any time this Mortgage shall secure less than all of the principal amount of the Indebtedness, it is expressly agreed that any repayments of the principal amount of the Indebtedness shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Indebtedness outstanding.

         (b) No recovery of any judgment by Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

         (c) If Mortgagee shall have the right to foreclose this Mortgage, Mortgagor authorizes Mortgagee at its option to foreclose the lien of this Mortgage subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceeding instituted by Mortgagee to collect the Indebtedness or to foreclose the lien of this Mortgage.

         (d) Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

         18. SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. (a) It is the intention of the parties hereto that this Mortgage shall constitute a Security Agreement within the meaning of the Uniform Commercial Code (the "CODE") of the State in which the Mortgaged Property is located. If an Event of Default shall occur and be continuing under this Mortgage, then in addition to having any other right or remedy available at law or in equity, Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii) treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If Mortgagee shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by Mortgagee shall include, but not be limited to, attorneys' fees and legal expenses. At Mortgagee's request, Mortgagor shall assemble the personal property and make it available to Mortgagee at a place designated by Mortgagee which is reasonably convenient to both parties.

         (b) Mortgagor and Mortgagee agree, to the extent permitted by law, that: (i) some of the goods described within the definition of the word "Equipment" are or are to become fixtures on the Real Estate; (ii) as to those fixtures, this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9-313 and 9-402 of the Code;
(iii) except as otherwise provided, Mortgagor is the record owner of the Real Estate; and (iv) the mailing addresses of Mortgagor and Mortgagee are as set forth on the first page of this Mortgage.

         (c) Mortgagor, upon request by Mortgagee from time to time, shall execute, acknowledge and deliver to Mortgagee one or more separate security agreements, in form reasonably satisfactory to Mortgagee, covering all or any part of the Mortgaged Property and will further execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, any financing statement, affidavit, continuation statement or certificate or other document as Mortgagee may request in order to perfect, preserve, maintain, continue or extend the security interest under and the priority of this Mortgage and such security instrument. Mortgagor shall from time to time, on request of Mortgagee, deliver to Mortgagee an inventory in reasonable detail of any of the Mortgaged Property which constitutes personal property. If Mortgagor shall fail to furnish any financing or continuation statement within 10 days after request by Mortgagee, then pursuant to the provisions of the Code, Mortgagor hereby authorizes Mortgagee, without the signature of Mortgagor, to execute and file any such financing and continuation statements. The filing of any financing or continuation statements in the records relating to personal property or chattels shall not be construed as in any way impairing the right of Mortgagee to proceed against any personal property encumbered by this Mortgage as real property, as set forth above. A photocopy of this Mortgage may be filed as a Financing Statement.

         (d) All rights, remedies and obligations granted, created or otherwise arising hereunder and all representations, warranties and other provisions hereof shall be construed, and all actions hereunder shall be performed, in a manner consistent with, and subject to the terms and provisions of, the Security Agreement. To the extent that the rights granted hereunder in any item of the Mortgaged Property (other than the Real Estate and other interests which are exclusively real property interests) conflict with any rights granted in the same item of Mortgaged Property under the Security Agreement, the Security Agreement shall prevail.

         19. ASSIGNMENT OF RENTS. Mortgagor hereby assigns to Mortgagee the Rents as further security for the payment of the Indebtedness and performance of the Obligations, and Mortgagor grants to Mortgagee the right to enter the Mortgaged Property for the purpose of collecting the same and to let the Mortgaged Property or any part thereof, and to apply the Rents on account of the Indebtedness. The foregoing assignment and grant is present and absolute and shall continue in effect until the Indebtedness is paid in full, but Mortgagee hereby waives the right to enter the Mortgaged Property for the purpose of collecting the Rents and Mortgagor shall be entitled to collect, receive, use and retain the Rents until the occurrence of an Event of Default under this Mortgage; such right of Mortgagor to collect, receive, use and retain the Rents may be revoked by Mortgagee upon the occurrence of any Event of Default under this Mortgage by giving not less than fifteen days' written notice of such revocation to Mortgagor; in the event such notice is given, so long as an Event of Default shall have occurred and be continuing, Mortgagor shall pay over to Mortgagee, or to any receiver appointed to collect the Rents, any lease security deposits, and shall pay monthly in advance to Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by Mortgagee for the use and occupancy of the Mortgaged Property or of such part thereof as may be in the possession of Mortgagor or any affiliate of Mortgagor, and upon default in any such payment Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

         20. ADDITIONAL RIGHTS. Upon the occurrence of any Event of Default, Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with Mortgagee under this Mortgage against all or any part of the Indebtedness, in accordance with the provisions of the Credit Agreement, the Guarantee and the other Mortgagor Obligation Documents. Any such application shall not be construed to cure or waive any Event of Default or invalidate any act taken by Mortgagee on account of such Event of Default.

         21. NOTICES. All notices, requests, demands and other communications hereunder shall be given in care of the Parent Company in the manner and to the addresses determined under Section 13.2 of the Credit Agreement.

         22. NO ORAL MODIFICATION. This Mortgage may not be changed or terminated orally. Any agreement made by Mortgagor and Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

         23. PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included. Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of the Indebtedness or Mortgagor Obligation Documents, the obligations of Mortgagor and of any other obligor under the Indebtedness or Mortgagor Obligation Documents shall be subject to the limitation that neither Mortgagee nor any Lender shall charge, take or receive, nor shall Mortgagor or any other obligor be obligated to pay to Mortgagee or any Lender, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by Mortgagee or any Lender, as the case may be.

         24. MORTGAGOR'S WAIVER OF RIGHTS. To the fullest extent permitted by law, Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property, (ii) any extension of the time for the enforcement of the collection of the Indebtedness or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this Mortgage before exercising any other remedy granted hereunder and Mortgagor, for Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of the secured indebtedness and marshalling in the event of foreclosure of the liens hereby created.

         25. REMEDIES NOT EXCLUSIVE. Mortgagee shall be entitled to enforce payment of the Indebtedness and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Mortgagor Obligation Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Indebtedness and Obligations may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect Mortgagee's right to realize upon or enforce any other security now or hereafter held by Mortgagee, it being agreed that Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by Mortgagee in such order and manner as Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Mortgagor Obligation Documents to Mortgagee or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Mortgagee. In no event shall Mortgagee, in the exercise of the remedies provided in this Mortgage (including, without limitation, in connection with the assignment of Rents to Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a "mortgagee in possession", and Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

         26. MULTIPLE SECURITY. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, Mortgagee shall now or hereafter hold one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Indebtedness upon other property in the State in which the Premises are located (whether or not such property is owned by Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Indebtedness (including the Mortgaged Property), which action may be brought or consolidated in the courts of any county in which any of such collateral is located. Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to some or all of the Lenders to make certain loans to and to enter into certain agreements with Mortgagor, and for Mortgagee to enter into the Guarantee, and Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of FORUM NON CONVENIENS which it may now or hereafter have. Mortgagor further agrees that if Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Indebtedness, or if Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, Mortgagee may commence or continue foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged Property and Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage nor the exercise of any other rights hereunder nor the recovery of any judgment by Mortgagee in any such proceedings shall prejudice, limit or preclude Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral, (either in or outside the State in which the Premises are located) which directly or indirectly secures the Indebtedness, and Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other proceedings or exercise of any remedies in such proceedings based upon any action or judgment connected to this Mortgage, and Mortgagor also waives any right to seek to dismiss, stay, remove, transfer or consolidate either such other proceedings or any action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Indebtedness (directly or indirectly) in the most economical and least time-consuming manner.

         27. EXPENSES; INDEMNIFICATION. Mortgagor agrees (a) to pay or reimburse Mortgagee for all its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, the Guarantee and the other Mortgagor Obligation Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Mortgagee,(b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under the Guarantee, the other Mortgagor Obligation Documents and any such other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel in lieu of the fees and expenses of outside counsel) to each Lender and of counsel to the Agent,(c) to pay, indemnify, and hold each Lender and the Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Guarantee, the other Mortgagor Obligation Documents and any such other documents, and (d) to pay, indemnify, and hold each Lender and the Agent harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Credit Agreement, the Guarantee, the other Mortgagor Obligation Documents, the Stock Purchase Agreement, the Stock Purchase, the Merger or the use of the proceeds of the Loans in connection with the Stock Purchase, and any such other documents, including, without limitation, any of the foregoing relating to the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Mortgagor, any of its Subsidiaries or any of the Properties (all the foregoing in this clause (d), collectively, the "indemnified liabilities"), PROVIDED, that the Mortgagor shall have no obligation hereunder to the Agent or any Lender with respect to indemnified liabilities arising from
(1) the gross negligence or willful misconduct of the Agent or any such Lender or (2) legal proceedings commenced against the Agent or any such Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such. The agreements in this subsection shall survive repayment of the Loans and all other amounts payable under the Credit Agreement and the Guarantee.

         28. SUCCESSORS AND ASSIGNS. Except to the extent prohibited in the Credit Agreement, all covenants of Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of Mortgagee and the Lenders and their respective successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by Mortgagee at any time if in its sole discretion it deems such waiver advisable. All such covenants of Mortgagor shall run with the land and bind Mortgagor, the successors and assigns of Mortgagor (and each of them) and all subsequent owners, encumbrancers and tenants of the Mortgaged Property, and shall inure to the benefit of Mortgagee and the Lenders and their respective successors and assigns. The word "Mortgagor" shall be construed as if it read "Mortgagors" whenever the sense of this Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

         29. NO WAIVERS, ETC. Any failure by Mortgagee to insist upon the strict performance by Mortgagor of any of the terms and provisions of this Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by

Mortgagor. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in anywise impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien.

         30. GOVERNING LAW, ETC. This Mortgage shall be governed by and construed in accordance with the laws of the State in which the Premises are located, except that Mortgagor expressly acknowledges that by their terms the Guarantee and the Credit Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to principles of conflict of law, and for purposes of consistency, Mortgagor agrees that in any IN PERSONAM proceeding related to this Mortgage the rights of the parties to this Mortgage shall also be governed by and construed in accordance with the laws of the State of New York governing contracts made and to be performed in that State, without regard to principles of conflict of law.

         31. WAIVER OF TRIAL BY JURY. Mortgagor and Mortgagee each hereby irrevocably and unconditionally waive trial by jury in any action, claim, suit or proceeding relating to this Mortgage and for any counterclaim (other than compulsory counterclaims) brought therein. Mortgagor hereby waives all rights to interpose any counterclaim (other than compulsory counterclaims) in any suit brought by Mortgagee hereunder and all rights to have any such suit consolidated with any separate suit, action or proceeding.

         32. CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Mortgage shall be used interchangeably in singular or plural form and the word "MORTGAGOR" shall mean "each Mortgagor or any subsequent owner or owners of the Mortgaged Property or any part thereof or interest therein," the word "MORTGAGEE" shall mean "Mortgagee or any successor agent under the Credit Agreement," the word "PERSON" shall include any individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity, and the words "MORTGAGED PROPERTY" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

         33. RELEASE. (a) Any Mortgaged Property that is permitted to be sold or otherwise transferred free of the lien of the Security Documents as provided in the Credit Agreement shall be sold or otherwise transferred, as the case may be, free and clear of this Mortgage. In connection with any such sale or transfer, the Mortgagee shall execute and deliver to Mortgagor, or to such person or persons as Mortgagor shall reasonably designate, a satisfaction of mortgage and such other documents as Mortgagor may reasonably request to evidence the release of this Mortgage with respect to such Mortgaged Property, as well as a release of any collateral assignments or other Security Documents in favor of Mortgagee that burden such Mortgaged Property.

         (b) In addition, and not in limitation of the foregoing, any Mortgaged Property (other than the Real Estate) that also constitutes collateral under any other Security Document shall automatically be released from this Mortgage in the event that such Mortgaged Property is released from the security interest created by such other Security Document in accordance with the terms thereof and of the Credit Agreement.


         This Mortgage has been duly executed by Mortgagor on the date first above written.

WITNESS:                               [Subsidiary]


                                       By:
------------------------                    -------------------------
                                            Name:
                                            Title:


                                       [CORPORATE SEAL]

STATE OF NEW YORK  )                        December ___, 1994
                   :  ss.:
COUNTY OF NEW YORK )


         Then personally appeared the above-named __________________________ in his/her capacity as __________________________ of _________, and acknowledged the foregoing instrument to be his/her free act and deed in his/her said capacity and the free act and deed of said corporation.


                                       Before me,
                                                   -------------------------

                                                   -------------------------
                                                         (Print Name)


                                       Notary Public State of
                                                              --------------
                                       My commission expires:
                                                              --------------

                                      EXHIBIT A

                             Description of the Premises

                      [Attach Legal Description of all parcels]

                                                                    EXHIBIT I TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


             [FORM OF AMENDED AND RESTATED SUBSIDIARY SECURITY AGREEMENT]


         AMENDED AND RESTATED SECURITY AGREEMENT, dated as of April __, 1996, made by _________________________, a _______________ corporation (the
"GRANTOR"), in favor of CHEMICAL BANK, as agent (in such capacity, the "AGENT") for the several banks, financial institutions and other entities (the "LENDERS") from time to time parties to the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT") among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), the Lenders and the Agent.


                                W I T N E S S E T H :

         WHEREAS, in connection with the Existing Credit Agreement (as defined in the Credit Agreement), the Grantor entered into that certain Security Agreement, dated as of December 20, 1994 (the "EXISTING SUBSIDIARY SECURITY AGREEMENT"), made by the Grantor in favor of the Agent, pursuant to which the Grantor granted a security interest in certain of its assets as collateral security for, among other things, its obligations to the Lenders under the Subsidiaries Guarantee dated as of December 20, 1994 (the "EXISTING SUBSIDIARIES' GUARANTEE") to which the Grantor is a party;

         WHEREAS, the Borrower and the Grantor have requested that the Agent and the Lenders amend and restate the Existing Credit Agreement in the manner provided in the Credit Agreement;

         WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement and to the obligations of the Lenders to make the Extensions of Credit (as defined in the Credit Agreement) provided for therein that the Subsidiaries shall have amended and restated the Existing Subsidiaries Guarantee;

         WHEREAS, in satisfaction of such condition, the Subsidiaries have entered into an Amended and Restated Subsidiaries Guarantee of even date herewith (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE") for the benefit of the Agent and the Lenders; and

         WHEREAS, it is a further condition precedent to the effectiveness of the Credit Agreement and to the obligations of the Lenders to make the Extensions of Credit provided for therein that the Grantor shall have amended and restated the Existing Subsidiary Security Agreement in the manner provided for herein to secure payment and performance of the Grantor's obligations under the Guarantee;

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to amend and restate the Existing Credit Agreement as provided in the Credit Agreement and to make Extensions of Credit under the Credit Agreement, the Grantor hereby agrees with the Agent, for the ratable benefit of the Lenders, to amend and restate and hereby amends and restates the Existing Subsidiary Security Agreement to read in its entirety as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein are so used as so defined; the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper, Documents, Equipment, Farm Products, General Intangibles, Instruments, Inventory and Proceeds; and the following terms shall have the following meanings:

         ["ACCOUNTS": as defined in the Code as in effect on the date hereof, PROVIDED that "Accounts" shall not include any Receivables sold, or any Receivables upon which a Lien is granted, pursuant to the Receivables Facility or any Permitted Receivables Financing.]*

          "CODE": the Uniform Commercial Code as from time to time in effect in the State of New York.

          "COLLATERAL": as defined in Section 2; PROVIDED, that Collateral shall not include any property which is subject to a Lien permitted under subsection 9.3 of the Credit Agreement securing indebtedness permitted under subsection 9.2 of the Credit Agreement to the extent that the grant of a security interest hereunder would be prohibited by such Lien or by the terms of such indebtedness or, as to property acquired after the date hereof, which is subject to a prohibition on Liens contained in any agreement entered into after the Closing Date which is not prohibited by subsection 9.14 of the Credit Agreement, which agreement evidences, governs or is otherwise related to the financing of such property; PROVIDED, FURTHER, that Collateral shall not include any property which is subject to a Lien permitted under subsection 9.3(s) of the Credit Agreement or sold pursuant to subsection 9.6(k) of the Credit Agreement, including such Liens and sales with respect to any such property acquired after the date hereof.

          "COLLATERAL ACCOUNT": any account established to hold money proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders as provided in
     Section 8.

          "CONTRACTS": the Receivables Sale Agreement and all Rate Protection Agreements entered into by the Grantor, as each of the foregoing may be amended, supplemented or otherwise modified from time to time including, in each case, without limitation, (a) all rights of the Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of the Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of the Grantor to perform and to exercise all remedies thereunder.

          "COPYRIGHT LICENSE": any agreement, written or oral, providing for the grant by or to the Grantor of any right under any Copyright.

          "COPYRIGHTS": all of the following to the extent that the Grantor now or hereafter has any right, title or interest in any country in the world:
     (i) all copyrights in all works, whether published or unpublished, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in the United States Copyright Office, and
     (ii) all renewals thereof.

          "GUARANTEE OBLIGATIONS": as defined in the Subsidiaries Guarantee, PROVIDED that the maximum amount of the Guarantee Obligations secured hereunder shall in no event exceed the maximum aggregate amount equal to the largest amount that would not render its obligations hereunder and under the other Loan Documents to which it is a party subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law.

          "PATENT LICENSE": all agreements, whether written or oral, providing for the grant by the Grantor of any right to manufacture, use or sell any invention covered by a Patent, including, without limitation, any thereof listed on SCHEDULE 1 hereto.

          "PATENTS": (a) all letters patent of the United States and all reissues and extensions thereof, including, without limitation, any thereof referred to in SCHEDULE 1 hereto, and (b) all applications for letters patent of the United States or any other Country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any thereof listed on SCHEDULE 1 hereto.

_______________________________
*    To be included in Security Agreement executed by SDW finance Co.

          "SECURED OBLIGATIONS": (a) the Guarantee Obligations and (b) the obligations and liabilities of the Grantor (other than the Guarantee Obligations) under the Loan Documents to which it is a party.

          "SECURITY AGREEMENT": this Amended and Restated Security Agreement, as amended, supplemented or otherwise modified from time to time.

          "TRADEMARK LICENSE": any agreement, written or oral, providing for the grant by or to the Grantor of any right to use any Trademark, including, without limitation, any thereof listed on SCHEDULE 2 hereto.

          "TRADEMARKS": (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, designs, logos and other source or business identifiers, and the goodwill of the business associated therewith, including customer lists, license rights, advertising materials and all other business assets which uniquely reflect the goodwill of the business, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, or any State thereof, or any other Country, including, without limitation, any thereof listed on SCHEDULE 2 hereto, and (b) all renewals thereof.

          "UCC FILING COLLATERAL":  as defined in Section 4(b).

          2. GRANT OF SECURITY INTEREST. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, the Grantor hereby grants to the Agent for the ratable benefit of the Lenders a security interest in all of the following property now owned or at any time hereafter acquired by the Grantor or in which the Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the "COLLATERAL"):

                         (i)  all Accounts;

                        (ii)  all Chattel Paper;

                       (iii)  all Contracts;

                        (iv)  all Documents;

                         (v)  all Equipment;

                        (vi)  all General Intangibles;

                       (vii)  all Instruments;

                      (viii)  all Inventory;

                        (ix)  all Patents;

                         (x)  all Patent Licenses;

                        (xi)  all Timber;

                       (xii)  all Trademarks;

                      (xiii)  all Trademark Licenses; and

                       (xiv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing;

PROVIDED, HOWEVER, that notwithstanding any of the other provisions set forth in this Section 2, this Security Agreement shall not constitute an assignment or pledge of, or a grant of a security interest in or lien on, (a) any Collateral if such assignment, pledge or grant of a security interest or lien with respect to such Collateral is prohibited by any applicable Requirement of Law of any Governmental Authority or[,] (b) any Collateral of the types described in clauses (iii), (x) and (xii) if such assignment, pledge or grant of a security interest or lien with respect to such Collateral is prohibited by the terms of the applicable Contract, Patent License or Trademark License [or (c) any Receivables or Related Security sold, or any Receivables or Related Security upon which a Lien is granted, pursuant to the Receivables Facility or any Permitted Receivables Financing.](1)

          3. RIGHTS OF AGENT AND LENDERS; LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS. (a) GRANTOR REMAINS LIABLE UNDER ACCOUNTS AND CONTRACTS. Anything herein to the contrary notwithstanding, the Grantor shall remain liable under each of the Accounts and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account and in accordance with and pursuant to the terms and provisions of each such Contract. Neither the Agent nor any Lender shall have any obligation or liability under any Account (or any agreement giving rise thereto) or under any Contract by reason of or arising out of this Security Agreement or the receipt by the Agent or any such Lender of any payment relating to such Account or Contract pursuant hereto, nor shall the Agent or any Lender be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any Account (or any agreement giving rise thereto) or under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto) or under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) NOTICE TO CONTRACTING PARTIES. At any time after the occurrence and during the continuance of an Event of Default, the Agent may in its own name or in the name of others communicate with account debtors with respect to Accounts or parties to the Contracts to verify with them to its satisfaction the existence, amount and terms of any Accounts or Contracts.

          (c)ANALYSIS OF ACCOUNTS. The Agent shall have the right to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantor shall furnish all such assistance and information as the Agent may require in connection with such test verifications. Upon the Agent's request and at the expense of the Grantor, the Grantor shall cause independent public accountants or others satisfactory to the Agent to furnish to the Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. The Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with the obligors on the Accounts to verify with them to the Agent's satisfaction the existence, amount and terms of any Accounts.

          (d) COLLECTIONS ON ACCOUNTS. (a) The Agent hereby authorizes the Grantor to collect the Accounts so long as no Event of Default has occurred and is continuing. If required by the Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by the Grantor, (1) shall be forthwith (and, in any event, within two Business Days) deposited by the Grantor in the exact form received, duly indorsed by the Grantor to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders only as provided in
Section 8(c) hereof, and (2) until so turned over, shall be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor. Each such deposit of Proceeds of Accounts shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. At anytime when an Event of Default has occurred and is continuing, the Grantor shall deliver to the Agent

-----------------------------
(1)    To be included in Security Agreement executed by SDW Finance Co.

all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

          4. REPRESENTATIONS AND WARRANTIES. The Grantor hereby represents and warrants that:

          (a) TITLE; NO OTHER LIENS. Except for the Lien granted to the Agent for the ratable benefit of the Lenders pursuant to this Security Agreement and the other Liens permitted to exist on the Collateral pursuant to the Credit Agreement, the Grantor, owns each item of the Collateral free and clear of any and all Liens or claims of others.
     No security agreement, financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as may have been filed in favor of the Agent, for the ratable benefit of the Lenders, pursuant to this Security Agreement or as may be permitted pursuant to the Credit Agreement.

          (b) PERFECTED FIRST PRIORITY LIENS. Assuming that the financing statements described on SCHEDULE 3 hereto have been filed, the Liens granted by the Grantor pursuant to this Security Agreement constitute perfected Liens on the Collateral in which a security interest may be perfected pursuant to Article 9 of the Uniform Commercial Code as in effect in each relevant jurisdiction (the "UCC FILING COLLATERAL") in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on such Collateral created by the Grantor and in existence on the date hereof (except such other Liens as are not prohibited under the Credit Agreement) and which are enforceable as such against all creditors of and purchasers from the Grantor (except purchasers of inventory or Timber in the ordinary course of business to the extent provided in Section 9-307 of the Uniform Commercial Code as in effect in each relevant jurisdiction), except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Upon completion of the other actions described in Section 20 to perfect a security interest in the Collateral (other than the UCC Filing Collateral), the Liens granted pursuant to this Security Agreement with respect to the Collateral (other than the UCC Filing Collateral) which is the subject of any applicable such action, will constitute perfected Liens on such Collateral in which a security interest may be perfected pursuant to applicable law as in effect in each relevant jurisdiction (to the extent such Liens may be perfected by such applicable actions under such laws) in favor of the Agent, for the ratable benefit of the Lenders, which are prior to all other Liens on the Collateral created by the Grantor and in existence on the date hereof (except such other Liens as are not prohibited under the Credit Agreement) and which are enforceable as such against all creditors of and purchasers from the Grantor, except in each case as enforceability is affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether involved in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

          (c) ACCOUNTS; GENERAL INTANGIBLES. Subject to Section 5(n), no amount payable to the Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The places where the Grantor currently keeps its records concerning the Accounts are listed on SCHEDULE 4 or such other locations as may be specified by the Borrower to the Agent pursuant to Section 5(l).

          (d) INVENTORY AND EQUIPMENT. The Inventory and the Equipment of the Grantor are kept at the locations listed on SCHEDULE 5 hereto or such other locations as may be specified by the Grantor to the Agent pursuant to Section 5(l).

          (e) CHIEF EXECUTIVE OFFICE. The Grantor's chief executive office and chief place of business is located at ____________________________ or such other locations as may be specified by the Borrower to the Agent pursuant to Section 5(l).

          (f) FARM PRODUCTS. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

          (g) COPYRIGHTS, PATENTS AND TRADEMARKS. The Grantor does not own any material registered U.S. Copyrights or U.S. Copyright Licenses in its own name as of the date hereof. SCHEDULE 1 hereto includes all U.S. Patents and U.S. Patent Licenses owned by the Grantor in its own name as of the date hereof. SCHEDULE 2 hereto includes all U.S. Trademarks and U.S. Trademark Licenses owned by the Grantor in its own name as of the date hereof. To the best of the Grantor's knowledge, each U.S. Patent and U.S. Trademark is valid, subsisting, unexpired, enforceable and has not been abandoned. Except as set forth in either such Schedule, none of such U.S. Patents or U.S. Trademarks is the subject of any licensing or franchise agreement. No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of any U.S. Patent or U.S. Trademark. No action or proceeding is pending (i) seeking to limit, cancel or question the validity of any U.S. Patent or U.S. Trademark, or (ii) which, if adversely determined, would have a material adverse effect on the value of any U.S. Patent or U.S. Trademark.

          5. COVENANTS. The Grantor covenants and agrees with the Agent and the Lenders that, from and after the date of this Security Agreement until this Security Agreement is terminated and the security interests created hereby are released:

          (a) FURTHER DOCUMENTATION; PLEDGE OF INSTRUMENTS AND CHATTEL PAPER. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Grantor, the Grantor will promptly and duly execute and deliver such further instruments and documents and take such further action as the Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Grantor also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Grantor to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement for filing in any jurisdiction. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument or Chattel Paper, such Instrument or, to the extent required under Section 5(n), Chattel Paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Security Agreement.

          (b) INDEMNIFICATION. The Grantor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, reasonable legal fees and expenses) (i) with respect to, or resulting from, any delay in paying, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, any delay in complying with any Requirement of Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Security Agreement. In any suit, proceeding or action brought by the Agent or any Lender under any Account or Contract for any sum owing thereunder, or to enforce any provisions of any Account or Contract, the Grantor will save, indemnify and keep the Agent and such Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Grantor.

          (c) MAINTENANCE OF RECORDS. The Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Accounts. The Grantor will mark its books and records pertaining to the Collateral to evidence this Security Agreement and the security interests granted hereby.

          (d) RIGHT OF INSPECTION. The Agent shall at all times have full and free access during normal business hours and upon reasonable notice to all the books, correspondence and records of the Grantor, and the Agent and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and the Grantor agrees to render to the Agent, at the Grantor's cost and expense, such clerical and other assistance as may be reasonably requested with regard thereto. Upon reasonable notice to Grantor, the Agent and, at any time after the occurrence and during the continuation of an Event of Default, the Lenders and their respective representatives shall also have the right, during normal business hours to enter into and upon any premises where any of the Inventory or Equipment is located for the purpose of inspecting the same, observing its use or otherwise protecting its interests therein.

          (e) PAYMENT OF TAXES AND OTHER AMOUNTS. The Grantor will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral which have a reasonable likelihood of adverse determination, except that no such charge need be paid if
     (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such proceedings do not involve any material danger of the sale, forfeiture or loss of any material portion of the Collateral or any interest therein and (iii) such charge is adequately reserved against on the Grantor's books in accordance with GAAP.

          (f) LIENS ON COLLATERAL. The Grantor will defend the Collateral against, and will take such other action as is necessary to remove, any Lien or claim on or to the Collateral, other than the Liens created hereby and other than as permitted pursuant to the Credit Agreement, and will defend the right, title and interest of the Agent and the Lenders in and to any of the Collateral against the claims and demands of all Persons whomsoever.

          (g) CERTAIN NOTICES. The Grantor will not fail to deliver to the Agent a copy of each material demand, notice or document received by it relating in any way to any Contract or any agreement giving rise to an Account.

          (h) LIMITATIONS ON DISCOUNTS AND COMPROMISES OF ACCOUNTS. Other than in the ordinary course of business as generally conducted by the Grantor over a period of time, the Grantor will not compromise, compound or settle the Accounts for less than the full amount thereof, or release, wholly or partially, any Person liable for the payment thereof, except in each case as permitted under the Credit Agreement.

          (i) MAINTENANCE OF INSURANCE. The Grantor will maintain, with financially sound and reputable insurance companies (or, to the extent consistent with prudent business practice, a program of self-insurance), insurance in at least such amounts as are usually insured against in the same general area by companies engaged in the same or a similar business
     (i) insuring the Inventory and Equipment against loss by fire, explosion, theft and such other casualties as may be reasonably satisfactory to the Agent and (ii) insuring the Grantor, the Agent and the Lenders against liability for personal injury and property damage relating to such Inventory and Equipment. Such policies shall provide that losses are payable to the Grantor, the Agent and the Lenders as their respective interests may appear. Any such insurance policies shall (A) contain a breach of warranty clause in favor of the Agent and the Lenders, (B) provide that no cancellation, material reduction in amount or material change in coverage thereof shall be effective until at least 30 days after receipt by the Agent of written notice thereof,
     (C) name the Agent and the Lenders as insured parties and (D) be reasonably satisfactory in all other respects to the Agent. The Grantor shall deliver to the Agent a report of a reputable insurance broker with respect to any such insurance policies during the month of June in each calendar year and such supplemental reports with respect thereto as the Agent may from time to time reasonably request.

          (j) FURTHER IDENTIFICATION OF COLLATERAL. The Grantor will furnish to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

          (k) NOTICES. The Grantor will advise the Agent promptly, in reasonable detail, at its address set forth for notices pursuant to subsection 13.2 of the Credit Agreement, (i) of any Lien (other than Liens created hereby or permitted under the Credit Agreement) on, or claim asserted against, any of the Collateral and (ii) of the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or, with respect to any material portion of the Collateral, on the Liens created hereunder.

          (l) CHANGES IN LOCATIONS, NAME, ETC. The Grantor will not (i) change the location of its chief executive office/chief place of business from that specified in Section 4(e) or remove its books and records from the locations referred to in Section 4(c), (ii) permit any of the Inventory or Equipment to be kept at a location other than those listed on SCHEDULE 5 hereto or (iii) change its name, identity or corporate structure to such an extent that any financing statement filed in favor of the Agent in connection with this Security Agreement would become seriously misleading, unless in each case it shall have given the Agent and the Lenders at least 30 days prior written notice thereof and all filings and other actions to maintain the perfection of the security interests granted hereby shall have been made.

          (m) PATENTS AND TRADEMARKS.

                (i)The Grantor (either itself or through licensees) will, except with respect to any Trademark that the Grantor shall reasonably determine is of negligible economic value to it, (A) employ such Trademark with the appropriate notice of registration and (B) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated.

              (ii) The Grantor will not, except with respect to any Patent that the Grantor shall reasonably determine is of negligible economic value to it, do any act, or omit to do any act, whereby any Patent may become abandoned or dedicated.

              (iii)The Grantor will notify the Agent and the Lenders promptly if it knows, or has reason to know, of any adverse final determination with respect to any Patent or Trademark (including, without limitation, any such final determination in any proceeding in the United States Patent and Trademark Office or any court or tribunal in any country) regarding the Grantor's ownership of any Patent or Trademark or its right to register the same or to keep and maintain the same.

               (iv)Whenever the Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, the Grantor shall report such filing to the Agent and the Lenders within fifteen Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Agent, the Grantor shall execute and deliver any and all agreements, instruments, documents, and papers as the Agent may request to evidence the Agent's and the Lenders' security interest in any Patent or Trademark and the goodwill and general intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby constitutes the Agent as its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Secured Obligations are paid in full, the Commitments are terminated and no Letter of Credit remain outstanding.

                 (v)The Grantor will, except with respect to any Trademark or Patent that the Grantor shall reasonably determine is of negligible economic value to it, take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Patents and Trademarks, including, without limitation, filing of applications for renewal, affidavits or declarations of use and affidavits or declarations of incontestability.

                (vi)In the event that any Patent or Trademark included in the Collateral is infringed, misappropriated or diluted by a third party, the Grantor shall promptly notify the Agent and the Lenders after it learns thereof and shall, unless the Grantor shall reasonably determine that such Patent or Trademark is of negligible economic value to the Grantor which determination the Grantor shall promptly report to the Agent and the Lenders, promptly sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution, or take such other actions as the Grantor shall reasonably deem appropriate under the circumstances to protect such Patent or Trademark.

          (n) CHATTEL PAPER. Unless an Event of Default shall have occurred and be continuing, the Grantor shall be entitled to retain possession of all Collateral consisting of Chattel Paper, and shall hold all such Chattel Paper in trust for the Agent, for the ratable benefit of the Lenders. If an Event of Default shall have occurred and be continuing, upon the request of the Agent, such Chattel Paper shall be immediately delivered to the Agent, to be held as Collateral pursuant to this Agreement. The Grantor shall not permit any other Person (other than Holdings or a Subsidiary) to possess any such Collateral at any time.

          (o) GOVERNMENT CONTRACTS. The Grantor shall, to the extent practicable, provide reasonable advance notice to the Agent prior to or, if such advance notice is not practicable, shall provide notice to the Agent promptly after, entering into a contract with a Governmental Authority or prior to or, if such advance notice is not practicable, shall provide notice to the Agent promptly after, the sale of goods to a Governmental Authority resulting in the creation of an Account if such contract or Account, in the aggregate together with all such contracts then in effect (including any such contract entered into prior to the Closing Date) and/or Accounts then outstanding (including any such Accounts arising prior to the Closing Date), but without duplication, exceed 5% of net sales of the Borrower and its Subsidiaries for the most recently completed fiscal year, and shall, at the request of the Agent, provide any notices and make any filings required under the Assignment of Claims Act in order to grant, maintain and/or perfect the security interest all such contracts and Accounts granted pursuant to this Security Agreement.

          6. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          (a) POWERS. Subject to Section 8(f), the Grantor hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantor and in the name of the Grantor or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Security Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement, and, without limiting the generality of the foregoing, the Grantor hereby gives the Agent the power and right, on behalf of the Grantor, without notice to or assent by the Grantor (except as set forth below), to do the following:

                 (i)in the case of any Collateral, at any time when any Event of Default shall have occurred and is continuing, in the name of the Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Collateral whenever payable;

             (ii)in each case, to the extent not paid, performed, discharged or effected by the Grantor as required by this Agreement or the Credit Agreement, to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof;
       and

            (iii)at any time when an Event of Default shall have occurred and be continuing, (A) to direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral;
       (C) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Grantor with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; (G) to assign, or grant licenses with respect to, any Copyright, Patent or Trademark (along with all the goodwill of the business to which any such Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Agent shall in its sole discretion determine; (H) in the exercise of its rights under this Section 6, to use any and all Trademarks and Trademark Licenses, if practicable and only to the extent permitted by agreements relating thereto and applicable laws, to the extent of the rights of the Grantor therein, and the Grantor hereby grants a license to the Agent for such purpose and (I) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Grantor's expense, at any time, or from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's and the Lenders' Liens thereon and to effect the intent of this Security Agreement, all as fully and effectively as the Grantor might do.

The Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

       (b) OTHER POWERS. The Grantor also authorizes the Agent and the Lenders, at any time and from time to time, to execute, in connection with the sale provided for in Section 8 hereof, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

       (c) NO DUTY ON AGENT OR LENDERS' PART. The powers conferred on the Agent and the Lenders hereunder are solely to protect the Agent's and the Lenders' interests in the Collateral and shall not impose any duty upon the Agent or any Lender to exercise any such powers. The Agent and the Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

       7. PERFORMANCE BY AGENT OF COMPANY'S SECURED OBLIGATIONS.  If the
Grantor fails to perform or comply with any of its agreements contained herein and the Agent, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with any agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at the rate per annum set forth in subsection 5.4(c) of the Credit Agreement, shall be payable by the Grantor to the Agent on demand and shall constitute Secured Obligations secured hereby.

          8. REMEDIES. (a) NOTICE TO ACCOUNT DEBTORS AND CONTRACT PARTIES. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, the Grantor shall notify account debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Agent for the ratable benefit of the Lenders and that payments in respect thereof shall be made directly to the Agent.

          (b) PROCEEDS TO BE TURNED OVER TO AGENT. In addition to the rights of the Agent and the Lenders specified in Section 3 with respect to payments of Accounts, if an Event of Default shall occur and be continuing, the Agent may require, by notice to the Grantor that all Proceeds received by the Grantor consisting of cash, checks and other near-cash items be held by the Grantor in trust for the Agent and the Lenders, segregated from other funds of the Grantor, and forthwith upon receipt by the Grantor, be turned over to the Agent in the exact form received by the Grantor (duly indorsed by the Grantor to the Agent, if required) and held by the Agent in a Collateral Account maintained under the sole dominion and control of the Agent. All Proceeds while held by the Agent in a Collateral Account (or by the Grantor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(c).

          (c) APPLICATION OF PROCEEDS. At such intervals as may be agreed upon by the Grantor and the Agent, or, if an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Agent may elect and any part of such funds which the Agent elects not so to apply and deems not required as collateral security for the Secured Obligations shall be paid over from time to time by the Agent to the Grantor or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Secured Obligations shall have been paid in full, the Commitments shall have been terminated and no Letter of Credit remains outstanding shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive the same.

          (d) CODE REMEDIES. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity of redemption is hereby waived or released to the extent permitted by applicable law. The Grantor further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Grantor's premises or elsewhere. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Grantor. To the extent permitted by applicable law, the Grantor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (e) DEFICIENCY. The Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the reasonable fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          (f) Anything herein to the contrary notwithstanding, the exercise of remedies or any power of attorney granted hereunder with respect to Collateral is subject to any applicable Requirement of Law of any Governmental Authority. No action will be taken by the Agent or any Lender hereunder if such action will result in a violation of any applicable Requirement of Law of any Governmental Authority by any Loan Party.

          9. LIMITATION ON DUTIES REGARDING PRESERVATION OF COLLATERAL. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent, any Lender, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Grantor or otherwise.

          10. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest until this Agreement is terminated and the security interests created hereby are released.

          11. SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          12. SECTION HEADINGS. The Section headings used in this Security Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

          13. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          14. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS. None of the terms or provisions of this Security Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Agent, PROVIDED that any provision of this Security Agreement may be waived by facsimile transmission by the Agent. This Security Agreement shall be binding upon and inure to the benefit of the permitted successors and permitted assigns of the Grantor, the Agent and the Lenders, PROVIDED that the Grantor may not assign its rights or obligations under this Security Agreement without the prior written consent of the Agent and any purported assignment without such consent shall be null and void.

          15. NOTICES. All notices, requests and demands to or upon the Agent or the Grantor to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (i) in the case of the Agent, at its address or transmission number for notices specified in subsection 13.2 of the Credit Agreement and (ii) in the case of the Grantor, at its address or transmission number for notices set forth under its signature below.

          16. AUTHORITY OF AGENT. The Grantor acknowledges that the rights and responsibilities of the Agent under this Security Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Grantor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and the Grantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

          17. INTEGRATION. This Security Agreement represents the agreement of the Grantor and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          18. GOVERNING LAW. THIS SECURITY AGREEMENT AND THE RIGHTS AND SECURED OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

          19. TERMINATION. (a) This Agreement and the Liens created hereby shall terminate when all the Secured Obligations shall have been fully paid, when no Letter of Credit shall remain outstanding and when the Commitments shall have terminated under the Credit Agreement, at which time the Agent shall execute and deliver to the Grantor, or to such person or persons as the Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Grantor at its expense which the Grantor shall reasonably request to evidence such termination.

          (b) Without limiting the foregoing, all Collateral permitted to be sold, transferred or otherwise disposed of in accordance with the terms and provisions of the Credit Agreement shall be sold, transferred or otherwise disposed of free and clear of the Liens created hereby. In connection with the foregoing, the Agent shall execute and deliver to the Grantor, or to such Person or Persons as the Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Grantor at its expense which the Grantor shall reasonably request to evidence the release of the Liens created hereby with respect to any such Collateral.

          (c) Any execution and delivery of statements or documents pursuant to this Section 19 shall be without recourse to or representation or warranty by the Agent.

          20. PERFECTION OF LIENS. The Grantor and the Agent acknowledge that the Liens created by this Security Agreement are initially intended to be perfected only by the filing of (a) Uniform Commercial Code financing statements described on SCHEDULE 3, (b) the filing of a Patent and Trademark Security Agreement in the United States Patent and Trademark Office and (c) the delivery of all Instruments of the Grantor. It is not intended that any filing will be made in any country other than the United States of America with respect to the security interest granted in Patents, Patent Licenses, Trademarks or Trademark Licenses pursuant to this Security Agreement.

          IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered as of the date first above written.


                                             [NAME OF GRANTOR]


                                              By:
                                                 ---------------------------
                                                Title:

                                              Address for Notices:


SCHEDULES:

Schedule 1    -    Patents and Patent Licenses
Schedule 2    -    Trademarks and Trademark Licenses
Schedule 3    -    Filing Jurisdictions
Schedule 4    -    Location of Records
Schedule 5    -    Locations of Inventory and Equipment

                                                                    EXHIBIT J TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


              [FORM OF AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT]


         AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April   , 1996,
made by __________________, a _________ corporation (the "PLEDGOR"), in favor of CHEMICAL BANK, as Agent (in such capacity, the "AGENT") for the several banks, financial institutions and other entities (the "Lenders") from time to time parties to the Amended and Restated Credit and Guarantee Agreement, dated as of
April    , 1996 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware Corporation ("HOLDINGS"), S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), the Lenders and the Agent.


                                 W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make loans to, and to issue or participate in letters of credit issued for the account of, the Borrower upon the terms and subject to the conditions set forth therein;

         WHEREAS, in accordance with subsection 8.10(c) of the Credit Agreement, the Pledgor is a party to the Subsidiaries Guarantee (as defined in the Credit Agreement) pursuant to which the Pledgor has guaranteed the payment and performance of the Obligations (as defined in the Credit Agreement); and

         WHEREAS, in accordance with subsection 8.10(c) of the Credit Agreement, the Pledgor is required to execute and deliver this Pledge Agreement to secure payment and performance of the Pledgor's obligations under the Subsidiaries Guarantee.

         NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and to induce the Lenders to make their respective Extensions of Credit, under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

         1. DEFINED TERMS. (a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         (b) The following terms shall have the following meanings:

         "AGREEMENT": this Pledge Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

         "CODE": the Uniform Commercial Code from time to time in effect in the State of New York.

         "COLLATERAL":  the Pledged Stock and all Proceeds thereof.

         "COLLATERAL ACCOUNT": any account established to hold money Proceeds, maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent for the account of the Lenders as provided in
    Section 8.

         "DOMESTIC ISSUER":  any Issuer that is not a Foreign Issuer.

         "FOREIGN ISSUER": any Issuer organized under the laws of any jurisdiction outside the United States of America.

         "GUARANTEE OBLIGATIONS": as defined in the Subsidiaries Guarantee, PROVIDED that the maximum amount of Guarantee Obligations secured hereunder shall in no event exceed the maximum aggregate amount equal to the largest amount that would not render its obligations hereunder and under the other Loan Documents to which it is a party subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law guaranteed by the Pledgor under applicable federal and state laws relating to the insolvency of debtors.

         "ISSUERS":  the collective reference to the companies identified on
    SCHEDULE 1 attached hereto as the issuers of the Pledged Stock; individually, each an "ISSUER."

         "NON-CONSENSUAL LIENS:  as defined in Section 4(c).

         "PLEDGED STOCK": the shares of Capital Stock listed on SCHEDULE 1 hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by any Issuer to the Pledgor while this Agreement is in effect and while such Capital Stock continues to be subject to the security interest granted pursuant to this Agreement.

         "PROCEEDS": all "proceeds" as such term is defined in Section 9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof of the Pledged Stock and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

         "SECURED OBLIGATIONS": (a) the Guarantee Obligations and (b) all obligations and liabilities of the Pledgor (other than Guarantee Obligations) under the Loan Documents to which it is a party.

         "SECURITIES ACT":  the Securities Act of 1933, as amended.

         (c) The words "HEREOF," "HEREIN" and "HEREUNDER" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

         (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

         2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock and hereby grants to Agent, for the ratable benefit of the Lenders, a first security interest in the Collateral (except for Non-Consensual Liens), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

         3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with, if the Agent so requests, signature guaranteed.

         4. REPRESENTATIONS AND WARRANTIES. The Pledgor represents and warrants that:

         (a) The shares of Pledged Stock constitute all the issued and outstanding shares of all classes of the Capital Stock of each Domestic Issuer and sixty-five percent of the common stock and one hundred percent of the preferred stock of each Foreign Issuer held by the Pledgor.

         (b) All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable.

         (c) The Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock, free of any and all Liens or options in favor of, or claims of, any other Person, except the security

                                                                               3
interests created by this Agreement and non-consensual Liens arising involuntarily by operation of law to the extent not prohibited by the Credit Agreement ("NON-CONSENSUAL LIENS").

         (d) Upon delivery to the Agent of the stock certificates evidencing the Pledged Stock, the security interest created by this Agreement will constitute a valid, perfected first priority security interest (subject to Non-Consensual Liens not prohibited by the Credit Agreement) in the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as affected by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         5. COVENANTS. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

         (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly indorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Secured Obligations. Other than pursuant to a distribution or transfer of any assets of an Issuer to the Pledgor in a transaction permitted under the Credit Agreement, (i) any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations, and (ii) in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Secured Obligations.

         (b) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue (other than to existing stockholders on a proportionate basis) any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer,(ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral other than pursuant to a transaction permitted under the Credit Agreement,(iii) create, incur or permit to exist any Lien on any of the Collateral, or any interest therein, except for the security interests created by this Agreement and Liens permitted by the Credit Agreement (except for Non-Consensual Liens not prohibited by the Credit Agreement) or (iv) enter into any agreement or undertaking (other than this Agreement and the other Loan Documents or, in the case of Collateral other than Pledged Stock, as permitted by subsection 9.14 of the Credit Agreement) restricting the right or ability of the Pledgor or the Agent to sell, assign or transfer any of the Collateral.

         (c) The Pledgor shall maintain the security interest created by this Agreement as a first perfected security interest (subject to Non-Consensual Liens not prohibited by the Credit Agreement) and shall defend such security interest against claims and demands of all Persons whomsoever. At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

         (d) The Pledgor shall pay, and hold the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

         6. CASH DIVIDENDS; VOTING RIGHTS. Unless an Event of Default shall have occurred and be continuing and the Agent shall have given notice to the Pledgor of the Agent's intent to exercise its corresponding rights pursuant to Section below, the Pledgor shall be permitted to receive all cash dividends paid to the extent not prohibited by the Credit Agreement, in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED, HOWEVER, that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

         7. RIGHTS OF THE LENDERS AND THE AGENT. (a) All money Proceeds received by the Agent hereunder shall be held by the Agent for the benefit of the Lenders in a Collateral Account. All Proceeds while held by the Agent in a Collateral Account (or by the Pledgor in trust for the Agent and the Lenders) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in Section 8(a).

         (b) If an Event of Default shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Secured Obligations in such order as the Agent may determine, and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of any Issuer or otherwise and (B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

         8. REMEDIES. (a) If an Event of Default shall have occurred and be continuing, at any time at the Agent's election, the Agent may apply all or any part of Proceeds held in any Collateral Account in payment of the Secured Obligations in such order as the Agent may elect.

         (b) If an Event of Default shall have occurred and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent or any Lender shall have the right upon any such public sale or sales, and, to the fullest extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity of redemption is hereby waived or released to the extent permitted by applicable law. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Secured Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

         9. REGISTRATION RIGHTS; PRIVATE SALES. (a) If the Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to Section hereof, and if in the opinion of the Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act, the Pledgor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of the Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act,(ii) to use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) to make all amendments thereto and/or to the related prospectus which, in the opinion of the Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of Section 11(a) of the Securities Act.

         (b) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

         (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

         10. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUER. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.

         11. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. (a) Subject to Section 11(c), the Pledgor hereby irrevocably constitutes and appoints the Agent and any officer or agent of the Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in the Agent's own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, including, without limitation, any financing statements, endorsements, assignments or other instruments of transfer.

         (b) The Pledgor hereby ratifies all that said attorneys shall lawfully do or cause to be done pursuant to the power of attorney granted in
Section 11(d). All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

         (c) Anything herein to the contrary notwithstanding, the exercise of remedies or any power of attorney granted hereunder with respect to Pledged Stock is subject to the provisions of any applicable law, rule or regulation and to governmental approvals that may be required hereunder. No action will be taken by the Agent or any Lender hereunder if such action will result in a violation of any such law, rule or regulation.

         12. DUTY OF AGENT. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account, except that the Agent shall have no obligation to invest funds held in any Collateral Account and may hold the same as demand deposits. Neither the Agent, any Lender nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

         13. EXECUTION OF FINANCING STATEMENTS. Pursuant to Section 9-402 of the Code, the Pledgor authorizes the Agent to file financing statements with respect to the Collateral without the signature of the Pledgor in such form and in such filing offices as the Agent reasonably determines appropriate to perfect the security interests of the Agent under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

         14. AUTHORITY OF AGENT. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

         15. NOTICES. All notices, requests and demands to or upon the Agent or the Pledgor to be effective shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (i) to the Agent at its address or transmission number for notices specified in subsection 13.2 of the Credit Agreement and (ii) if to the Pledgor, at its address or transmission number for notices set forth under its signature below.

         16. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. AMENDMENTS IN WRITING; NO WAIVER; CUMULATIVE REMEDIES. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent, PROVIDED that any provision of this Agreement may be waived by facsimile transmission by the Agent.

         (b) No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         (c) The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         18. SECTION HEADINGS. The section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         19. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Pledgor, the Agent and the Lenders, PROVIDED that the Pledgor may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and any purported assignment without such consent shall be null and void.

         20. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

         21. TERMINATION. (a) This Agreement and the Liens created hereby shall terminate when all the Secured Obligations shall have been fully paid, when no Letter of Credit shall remain outstanding and when the Commitments shall have terminated under the Credit Agreement, at which time the Agent shall execute and deliver to the Grantor, or to such person or persons as the Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Grantor at its expense which the Grantor shall reasonably request to evidence such termination.

         (b) Without limiting the foregoing, all Collateral permitted to be sold, transferred or otherwise disposed of in accordance with the terms and provisions of the Credit Agreement shall be sold, transferred or otherwise disposed of free and clear of the Liens created hereby. In connection with the foregoing, the Agent shall execute and deliver to the Grantor, or to such Person or Persons as the Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by the Grantor at its expense which the Grantor shall reasonably request to evidence the release of the Liens created hereby with respect to any such Collateral.

         (c) Any execution and delivery of statements or documents pursuant to this Section 21 shall be without recourse to or representation or warranty by the Agent.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                       [NAME OF PLEDGOR]


                                        By
                                           --------------------------------

                                       Title
                                              -----------------------------

                                       Address for Notices:



SCHEDULES:

Schedule 1 - Description of Pledged Stock

                             ACKNOWLEDGEMENT AND CONSENT


         The undersigned hereby acknowledges receipt of a copy of the Amended
and Restated Pledge Agreement dated April    , 1996 (as the same may be amended,
supplemented or otherwise modified from time to time, the "PLEDGE AGREEMENT"), made by [Name of Pledgor], a Pennsylvania corporation, for the benefit of Chemical Bank, as agent for the Lenders referred to in the Pledge Agreement.
The undersigned agrees for the benefit of the Agent and the Lenders as follows:

         1. The undersigned will be bound by the terms of the Pledge Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.

         2. The undersigned will notify the Agent promptly in writing of the occurrence of any of the events described in Section 5(a) of the Pledge Agreement.

         3. The terms of Section 9(c) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of Section of the Pledge Agreement.

                                       [NAME OF ISSUER]



                                       By:
                                            -----------------------------------

                                       Title:
                                               --------------------------------

                                       Address for Notices:

                                        ---------------------------------------

                                        ---------------------------------------


                                       Telex:
                                               --------------------------------
                                       Fax:
                                             ----------------------------------

                                                                      SCHEDULE 1
                                                             TO PLEDGE AGREEMENT


                             DESCRIPTION OF PLEDGED STOCK


    Issuer         Class of Stock*     Stock Certificate No.    No. of Shares
-----------------  -----------------  ------------------------  ----------------





-----------------------------
*   Stock is assumed to be common stock unless otherwise indicated.

                                                                    EXHIBIT K TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


                 [FORM OF SWING LINE LOAN PARTICIPATION CERTIFICATE]


                      SWING LINE LOAN PARTICIPATION CERTIFICATE



[Name of Lender]

--------------------

--------------------

--------------------


Dear Sirs:

              Pursuant to subsection [( )] of the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as amended, supplemented or herwise modified from time to time, the "CREDIT AGREEMENT"), among SDW
Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation, the several banks, financial institutions and other entities from time to time parties thereto (the "LENDERS"), and Chemical Bank, as agent for the Lenders, the undersigned, as Swing Line Lender under the Credit Agreement, hereby acknowledges receipt from you on the date hereof of ___________ DOLLARS ($____________) as payment for the purchase of a participating interest in the following Swing Line Loan (as defined in the Credit Agreement):

          Date of Swing Line Loan:
                                                   -----------------------
          Principal Amount of Swing Line Loan
           Participating Interest:               $ -----------------------


                                                   Very truly yours,

                                                   CHEMICAL BANK


                                                   By:
                                                        ---------------------
                                                        Title:

                                                                    EXHIBIT L TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


                            [FORM OF TRANCHE A TERM NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                 TRANCHE A TERM NOTE



$______                                                       New York, New York
                                                                  [Closing Date]


         FOR VALUE RECEIVED, the undersigned, S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of ____________________(the "LENDER") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of ________________ DOLLARS ($______), or, if less, the unpaid principal amount of the Tranche A Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as defined below). The principal amount of the Tranche A Term Loan made by the Lender shall be paid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the Tranche A Term Loan made by the Lender from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche A Term Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed, PROVIDED that the failure to make any such endorsement (or any error therein) shall not affect the obligation of the Borrower to repay the Tranche A Term Loan (with applicable interest) in accordance with the terms of the Credit Agreement.

         This Note (a) is one of the Tranche A Term Notes referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, the Borrower, the Lender, the other banks, financial institutions and other entities from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       S.D. WARREN COMPANY


                                       By:
                                           -------------------------------------

                                       Name:
                                             -----------------------------------

                                       Title:
                                              ----------------------------------

                                                                      Schedule A
                                                          TO TRANCHE A TERM NOTE

                 LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------
                                                                  Amount of ABR
                                                  Amount of      Loans Converted    Unpaid Principal
           Amount of ABR   Amount Converted   Principal of ABR    to Eurodollar      Balance of ABR      Notation Made
  Date         Loans         to ABR Loans       Loans Repaid          Loans               Loans               By
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                                      Schedule B

                                                          TO TRANCHE A TERM NOTE


         LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

--------------------------------------------------------------------------------------------------------------------------------

                                Amount                                                               Unpaid
                           Converted to or  Interest Period       Amount of        Amount of       Principal
             Amount of       Continued as   and Eurodollar      Principal of       Eurodollar      Balance of
             Eurodollar       Eurodollar       Rate with      Eurodollar Loans  Loans Converted    Eurodollar    Notation Made
   Date        Loans            Loans       Respect Thereto        Repaid         to ABR Loans       Loans             By
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------


                                                                    EXHIBIT M TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT
                                                  ------------------------------


                            [FORM OF TRANCHE B TERM NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                 TRANCHE B TERM NOTE



$                                                             New York, New York
 --------                                                       [Effective Date]


         FOR VALUE RECEIVED, the undersigned, S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER"), hereby unconditionally promises to
pay to the order of                      (the "LENDER") at the office of
Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the
principal amount of                         DOLLARS ($         ), or, if less,
the unpaid principal amount of the Tranche B Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as defined below). The principal amount of the Tranche B Term Loan made by the Lender shall be paid in the amounts and on the dates specified in subsection 2.4 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the Tranche B Term Loan made by the Lender from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Tranche B Term Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed, PROVIDED that the failure to make any such endorsement (or any error therein) shall not affect the obligation of the Borrower to repay the Tranche B Term Loan (with applicable interest) in accordance with the terms of the Credit Agreement.

         This Note (a) is one of the Tranche B Term Notes referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, the Borrower, the Lender, the other banks, financial institutions and other entities from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                      S.D. WARREN COMPANY


                                      By:
                                            ----------------------------------
                                      Name:
                                            ----------------------------------
                                      Title:
                                            ----------------------------------

                                                                     Schedule A
                                                         to Tranche B Term Note
                                                         ----------------------


                                     LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

------------------------------------------------------------------------------------------------------------------------------
                                                                    Amount of ABR Loans
          Amount of  Amount Converted to  Amount of Principal of  Converted to Eurodollar    Unpaid Principal     Notation
Date      ABR Loans       ABR Loans          ABR Loans Repaid              Loans          Balance of ABR Loans    Made By
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------


                                                                     Schedule B
                                                         to Tranche B Term Note
                                                         ----------------------

                         LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

------------------------------------------------------------------------------------------------------------------------------------
                                          Interest Period and
                        Amount Converted    Eurodollar Rate  Amount of Principal  Amount of Eurodollar  Unpaid Principal
         Amount of     to or Continued as    with Respect    of Eurodollar Loans   Loans Converted to      Balance of     Notation
Date  Eurodollar Loans  Eurodollar Loans       Thereto             Repaid              ABR Loans        Eurodollar Loans  Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------


                                                                    EXHIBIT N TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


                           [FORM OF REVOLVING CREDIT NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                REVOLVING CREDIT NOTE



$______                                                       New York, New York

                                                                [Effective Date]


         FOR VALUE RECEIVED, the undersigned, S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of ________________ (the "LENDER") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of ________________ DOLLARS ($________), or, if less, the aggregate unpaid principal amount of all Revolving Credit Loans made by the Lender to the Borrower pursuant to subsection 3.1 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of Revolving Credit Loans made by the Lender from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of each Revolving Credit Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed, PROVIDED that the failure to make any such endorsement shall not affect the obligation of the Borrower to repay Revolving Credit Loans (with applicable interest) in accordance with the terms of the Credit Agreement.

         This Note (a) is one of the Revolving Credit Notes referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, the Borrower, the Lender, the other banks, financial institutions and other entities from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                  S.D. WARREN COMPANY



                                  By:
                                        ------------------------------------
                                  Name:
                                        ------------------------------------
                                  Title:
                                        ------------------------------------


                                                                                                                        Schedule A
                                                                                                          TO REVOLVING CREDIT NOTE


                                LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


----------------------------------------------------------------------------------------------------------------------------------
                                  Amount                              Amount of ABR Loans
                                Converted to  Amount of Principal of     Converted to          Unpaid Principal     Notation Made
Date     Amount of ABR Loans     ABR Loans       ABR Loans Repaid      Eurodollar Loans      Balance of ABR Loans         By
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------



                                                                                                                         Schedule B
                                                                                                           TO REVOLVING CREDIT NOTE


                         LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


-----------------------------------------------------------------------------------------------------------------------------------
                                  Amount        Interest Period and    Amount of      Amount of
                              Converted to or     Eurodollar Rate      Principal    Eurodollar Loans    Unpaid Principal
              Amount of         Continued as        with Respect     of Eurodollar  Converted to ABR       Balance of      Notation
Date      Eurodollar Loans    Eurodollar Loans        Thereto        Loans Repaid        Loans          Eurodollar Loans   Made By
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


                                                                    EXHIBIT O TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


                              [FORM OF SWING LINE NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                   SWING LINE NOTE



                                                              New York, New York
$___________________                                            [Effective Date]


         FOR VALUE RECEIVED, the undersigned, S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of __ ___________ (the "SWING LINE LENDER"), at its offices located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds on the Termination Date, the principal amount of _______________ DOLLARS ($____________) or, if less, the aggregate unpaid principal amount of the Swing Line Loans made by the Swing Line Lender to the Borrower pursuant to subsection 3.6 of the Credit Agreement (as defined below). The Borrower further agrees to pay interest in like money at said office on the unpaid principal amount of Swing Line Loans from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

         The Swing Line Lender is authorized to endorse the date and the amount of each Swing Line Loan made by the Swing Line Lender to the Borrower pursuant to subsection 3.6 of the Credit Agreement and the date and amount of each payment or prepayment of principal thereof on SCHEDULE A annexed hereto and made a part hereof and any such recordation shall constitute PRIMA FACIE evidence of the accuracy of the information so endorsed, PROVIDED, that any failure by the Swing Line Lender to make such endorsement shall not affect the obligation of the Borrower to repay the Swing Line Loans (with applicable interest) in accordance with the terms of the Credit Agreement.

         This Note (a) is the Swing Line Note referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT", among SDW Holdings Corporation, a Delaware corporation, the Borrower, the Lender, the other banks, other financial institutions and other entities from time to time parties thereto (the "LENDERS"), and Chemical Bank, as agent for the Lenders, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                                       S.D. WARREN COMPANY


                                       By:
                                           ---------------------------------
                                          Title:

                                                                 Schedule I to
                                                                Swing Line Note
                                                                ---------------

                             LOANS AND REPAYMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                               Unpaid
      Amount of Swing  Amount of Swing  Principal Balance of
        Line Loans       Line Loans       Swing Line Loans
            Made            Repaid                             Notation Made By
Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                   Irrevocable Standby Letter of Credit No. T-____



                                  December 20, 1994


BENEFICIARY

Scott Paper Company
Scott Plaza
Philadelphia, Pennsylvania  19113


Gentlemen:

         At the request and for the account of SDW Acquisition Corporation, a Pennsylvania corporation (the "BUYER"), and S.D. Warren Company, a Pennsylvania corporation (together with its successors, the "COMPANY"), Chemical Bank (the "ISSUING BANK") hereby establishes in favor of Scott Paper Company, a Pennsylvania corporation ("SCOTT" and, together with its successors as provided herein, the "BENEFICIARY"), as direct or indirect obligor with respect to the obligations identified on SCHEDULE 1 attached hereto and made a part hereof (the "SUPPORTED OBLIGATIONS"), this Irrevocable Standby Letter of Credit Number T-___ under which an aggregate amount not to exceed USD$170,484,931.59 is available to be drawn in accordance with the terms hereof (as reduced from time to time in accordance with the terms hereof, the "STATED AMOUNT") effective immediately and expiring on the Expiration Date (as hereinafter defined). This Irrevocable Standby Letter of Credit is transferable in its entirety but not in part only to a permitted successor of Scott as obligor with respect to each Supported Obligation covered by this Irrevocable Standby Letter of Credit (a "TRANSFEREE") upon delivery to the Issuing Bank of written notice, in the form of ANNEX A attached hereto (a "TRANSFER NOTICE"), appropriately completed and executed by an Authorized Officer (as hereinafter defined), together with the original of this Irrevocable Standby Letter of Credit and payment of the Issuing Bank's reasonable administrative expenses relating to such transfer. Upon any such transfer of this Irrevocable Standby Letter of Credit to a Transferee, all references herein to "Scott" or the "Beneficiary" shall thereafter mean and refer to such Transferee.

         The Stated Amount shall be irrevocably reduced from time to time, without amendment of this Irrevocable Standby Letter of Credit, upon receipt by the Issuing Bank of a Certificate in the form of ANNEX B attached hereto, appropriately completed, executed by an Authorized Officer of the Beneficiary. From and after October 8, 1998, the Stated Amount shall also reduce automatically on each date set forth on SCHEDULE 2 attached hereto to the amount set forth opposite such date on such Schedule to the extent the Stated Amount has not been reduced on or prior to such date pursuant to the immediately preceding sentence to an amount equal to or less than the Stated Amount set forth opposite such date.

         Funds under this Irrevocable Standby Letter of Credit will be made available to the Beneficiary against receipt by the Issuing Bank of (a) Beneficiary's sight draft(s) in the form of ANNEX C attached hereto (a "SIGHT DRAFT") and (b) Beneficiary's drawing certificate(s) in the form of ANNEX D or ANNEX E attached hereto, as the case may be (a "DRAWING CERTIFICATE"), each appropriately completed and executed by an Authorized Officer of the Beneficiary. Presentation of such documents shall be made to the Issuing Bank at (i) its office located at 55 Water Street, 17th Floor, Room 1708, New York, New York 10041, Attention: Standby Letter of Credit Department or (ii) at any other office of the Issuing Bank in the Borough of Manhattan, The City of New York which may be designated by the Issuing Bank by written notice delivered to the Notice Address (as hereinafter defined) of the Beneficiary (such office of the Issuing Bank being herein called the "ISSUING BANK'S OFFICE"). Customer inquiry numbers are: (212) 638-3473 and (212) 638-3351.

         More than one draw may be made hereunder, but no more than one draw may be made hereunder in respect of any particular Supported Obligation identified by title on SCHEDULE 1 attached hereto. Each drawing honored by the Issuing Bank under this Irrevocable Standby Letter of Credit shall PRO TANTO automatically reduce the Stated Amount of this Letter of Credit by the amount of such drawing. In no event shall the aggregate amount of all drawings made hereunder exceed the aggregate amount available of USD$170,484,931.59.

         The Issuing Bank hereby agrees with the Beneficiary that if documents are presented to the Issuing Bank under this Irrevocable Standby Letter of Credit at the Issuing Bank's Office at or prior to 11:00 A.M, New York City time, on a Business Day, and provided that such documents presented conform to the terms and conditions of this Irrevocable Standby Letter of Credit, payment shall be effected by the Issuing Bank in immediately available funds not later than 3:00 P.M., New York City time, on the second succeeding Business Day. If documents are presented to the Issuing Bank under this Irrevocable Standby Letter of Credit at the Issuing Bank's Office after 11:00 A.M, New York City time, on a Business Day, and provided that such documents presented conform to the terms and conditions of this Irrevocable Standby Letter of Credit, payment shall be effected by the Issuing Bank in immediately available funds not later than 3:00 P.M., New York City time, on the third succeeding Business Day. If documents are presented to the Issuing Bank under this Irrevocable Standby Letter of Credit which do not conform to the terms and conditions of this Irrevocable Standby Letter of Credit, the Issuing Bank shall give telephonic notice to the Beneficiary to the Notice Address of the Beneficiary (as promptly as reasonably possible but in no event after the time payment would otherwise have been due hereunder) stating the reason payment was not effected in accordance with the terms and conditions of this Irrevocable Standby Letter of Credit and that the Issuing Bank will upon the Beneficiary's instructions hold any Sight Draft and Drawing Certificate at the disposal of the Beneficiary or return the same to the Beneficiary. Upon receipt of any such notice, the Beneficiary may attempt to correct any such non-conforming documents at any time prior to the close of business on the Expiration Date.

         This Irrevocable Standby Letter of Credit shall expire at the close of business of the Issuing Bank at the Issuing Bank's Office on December 20, 1995 (the "EXPIRATION DATE"); PROVIDED, HOWEVER, that it is a condition of this Irrevocable Standby Letter of Credit that the Expiration Date shall be automatically extended for an additional period of one year from the present or each future Expiration Date unless the Issuing Bank sends written notice (a "NON-RENEWAL NOTICE") to the Beneficiary, properly addressed to the Notice Address of the Beneficiary at least 45 days prior to the then scheduled Expiration Date, that the Issuing Bank elects not to renew this Irrevocable Standby Letter of Credit for such additional period, which notice (a) shall be sent (i) by hand delivery or nationally recognized overnight delivery service and (ii) by telecopy transmission and (b) shall be effective when sent, PROVIDED FURTHER that in no event shall this Irrevocable Standby Letter of Credit be extended beyond December 20, 2001 (the Issuing Bank agrees to send written notice to the Beneficiary, properly addressed to the Notice Address of the Beneficiary at least 45 days prior to such final Expiration Date, of such final Expiration Date, but the failure to provide any such notice shall not extend the Expiration Date beyond December 20, 2001), and PROVIDED FURTHER that if the Expiration Date would otherwise occur on a date that is not a Business Day, the Expiration Date shall automatically be extended to the next Business Day. No

Sight Draft or Drawing Certificate payment hereunder shall be made if such documents are presented later than the close of business on the Expiration Date. The Stated Amount shall automatically be reduced to zero at the close of business on the Expiration Date.

         The following terms, as used herein, have the following meanings:

         "Authorized Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer of the Beneficiary.

         "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in the State of New York are authorized or required by law to close.

         "Notice Address" means the following address or such other address as the Beneficiary shall designate in writing to the Issuing Bank:

              Scott Paper Company
              Scott Plaza
              Philadelphia, Pennsylvania  19113
              Attention:  Treasurer's Office
              Telephone Number:  (610) 522-5349 or
                                  (610) 522-5000
              Telecopy Number:   (610) 522-5665

              with a separate copy of any written notice (other than a Non-Renewal Notice) to the above address to the attention of the General Counsel.

         This Irrevocable Standby Letter of Credit sets forth in full the Issuing Bank's undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except SCHEDULES 1 and 2 and ANNEXES A, B, C, D and E referred to herein, and any such reference shall not be deemed to incorporate by reference any document, instrument or agreement except for such Schedule and Annexes.

         This Irrevocable Standby Letter of Credit is subject to and governed by the Uniform Customs and Practice for Documentary Credits (1993 Revision) International Chamber of Commerce Publication No. 500 and to the extent not inconsistent therewith, the laws of the State of New York, including, without limitation, the Uniform Commercial Code as in effect in the State of New York.


                                  Very truly yours,

                                  CHEMICAL BANK


                                  By:
                                      -------------------------------
                                      Title:
                                      Authorized Officer

Date:  December 20, 1994

                                                       SCHEDULE 1 TO IRREVOCABLE
                                       STANDBY LETTER OF CREDIT NUMBER T-_______


                                     OBLIGATIONS


TITLE              DESCRIPTION                        INITIAL MAXIMUM DRAW

Muskegon 1977      County of Muskegon, Michigan            $368,688
                   5.75% Pollution Control Revenue
                   Bonds (Scott Paper Company
                   Project) Series B; Lease
                   Purchase Agreement dated as of
                   March 1, 1977 between County of
                   Muskegon, Michigan and Scott
                   Paper Company; Garantee Agreement
                   dated as of March 1, 1977 by Scott
                   Paper Company in favor of
                   The Fidelity Bank, as Trustee.


Muskegon 1980      County of Muskegon, Michigan 9-3/8%     $1,379,688
                   Pollution Control Revenue Bonds
                   (Scott Paper Company Project)
                   Series C; Lease Purchase Agreement
                   dated as of November 1, 1980
                   between County of Muskegon,
                   Michigan and Scott Paper Company;
                   Guarantee Agreement dated as of
                   November 1, 1980 by Scott Paper
                   Company in favor of The
                   Fidelity Bank, as Trustee.

Skowhegan 1990A    Town of Skowhegan, Maine 8.40%             $30,480,000
                   Solid Waste Disposal Revenue Bonds
                   (S.D. Warren Company Project) 1990
                   Series A; Loan Agreement dated as
                   of October 1, 1990 between Town of
                   Skowhegan, Maine and S.D. Warren
                   Company; Guaranty Agreement dated
                   as of October 1, 1990 by Scott
                   Paper Company in favor of Fidelity
                   Bank, National Association, as Trustee.

Skowhegan 1990B    Town of Skowhegan, Maine 8.10%             $12,198,600
                   Pollution Control Revenue Refunding
                   Bonds (Scott Paper Company Project)
                   1990 Series B; Loan Agreement dated
                   as of October 1, 1990 between Town
                   of Skowhegan, Maine and Scott Paper
                   Company.

Skowhegan 1993     Town of Skowhegan, Maine 5.90%
                   Pollution Control Revenue Refunding
                   Bonds Series 1993 (Scott Paper
                   Company Project); Loan Agreement
                   dated as of November 1, 1993 between
                   Town of Skowhegan, Maine and
                   Scott Paper Company.

Westbrook 1973     City of Westbrook, Maine 5-3/4%            $13,395,750
                   Environmental Improvement Revenue
                   Bonds (Scott Paper Company Project)
                   Series A of 1973; Construction,
                   Financing and Installment Sale
                   Agreement dated as of June 15, 1973
                   between City of Westbrook, Maine
                   and Scott Paper Company.

Westbrook 1977     City of Westbrook, Maine 6% Pollution
                   Control Revenue Bonds (Scott Paper
                   Company Project) Series A of 1977;
                   Construction, Financing and Installment
                   Sale Agreement dated as of April 1, 1977 between City of Westbrook, Maine and Scott Paper Company.


Westbrook 1980     City of Westbrook, Maine 9-3/8%            $1,103,750
                   Industrial Development Revenue Bonds
                   (Scott Paper Company Project) 1980
                   Series A; Construction, Financing and
                   Installment Sale Agreement dated as
                   of November 1, 1980 between City of
                   Westbrook, Maine and Scott Paper Company.

Westbrook          Lease Agreement dated                      $1,478,000
Feedwater Lease    December 14, 1981 among The
                   Connecticut Bank and Trust Company,
                   as Trustee, General Electric Credit
                   Corporation and Scott Paper Company.

Westbrook Biomass  The following transaction                  $115,272,628
Obligations        documents:

                   a)   Refinancing Participation
                        Agreement dated as of December 15,
                        1986 among Scott Paper Company, as
                        Purchaser, General Electric Credit
                        Corporation, as Owner Participant,
                        and The Connecticut Bank and Trust
                        Company, National Association, as
                        Owner Trustee.

                   b)   Power Sales Agreement dated as of
                        January 1, 1982 between The
                        Connecticut Bank and Trust Company,
                        Owner Trustee, as Seller, and
                        Scott Paper Company, as Purchaser,
                        as amended by the First Amendment
                        dated as of December 15, 1986 to
                        Power Sales Agreement dated as of
                        January 1, 1982 between The
                        Connecticut Bank and Trust Company,
                        National Association, Owner Trustee,
                        as Seller, and Scott Paper Company,
                        as Purchaser.

                   c)   Operating Agreement dated as of
                        January 1, 1982 between The
                        Connecticut Bank and Trust Company,
                        as Owner Trustee, and Scott Paper
                        Company, as Operator, as amended by
                        the First Amendment dated as of
                        December 15, 1986 to Operating
                        Agreement dated as of January
                        1, 1982 between The Connecticut
                        Bank and Trust Company, National
                        Association, as Owner Trustee,
                        and Scott Paper Company, as Operator.

                   d)   Ground Lease Agreement dated as of
                        January 1, 1982 between Scott Paper
                        Company, as Lessor, and The
                        Connecticut Bank and Trust Company,
                        Owner Trustee, as Lessee, as amended
                        by the First Amendment dated as of
                        December 15, 1986 to Ground Lease
                        Agreement dated as of January 1, 1982
                        between Scott Paper Company and The
                        Connecticut Bank and Trust Company,
                        National Association, Owner Trustee.

                   e)   Facilities Agreement dated as of
                        January 1, 1982 between Scott Paper
                        Company and The Connecticut Bank
                        and Trust Company, as Owner Trustee,
                        as amended by the First Amendment
                        dated as of December 15, 1986 to
                        Facilities Agreement dated as of
                        January 1, 1982 between Scott
                        Paper Company and The Connecticut
                        Bank and Trust Company, National
                        Association, as Owner Trustee.

                                                                            6
                   f)   Tax Indemnification Agreement dated
                        as of January 1, 1982 among General
                        Electric Credit Corporation, The
                        Connecticut Bank and Trust Company,
                        National Association, as Trustee,
                        and Scott Paper Company, as amended
                        by the Amendment dated as of November
                        25, 1986 to the Tax Indemnification
                        Agreement dated as of January 1, 1982
                        among General Electric Credit
                        Corporation, Owner Participant, The
                        Connecticut Bank and Trust Company,
                        National Association, as Trustee, and
                        Scott Paper Company.

                   g)   Indenture and Security Agreement dated
                        as of December 15, 1986 among The
                        Connecticut Bank and Trust Company,
                        National Association, as Westbrook
                        Owner Trustee and Winslow Owner
                        Trustee, Scott Paper Company, and
                        The Bank of New York, as Indenture
                        Trustee.

                                                       SCHEDULE 2 TO IRREVOCABLE
                                        STANDBY LETTER OF CREDIT NUMBER T-______



                                   SCHEDULED REDUCTIONS
                                   --------------------

Reduction Date               Reduced Stated Amount
--------------               -----------------------
October 8, 1998                   $167,975,238.00
April 9, 1999                     $164,149,733.00
October 8, 1999                   $158,420,379.00
April 8, 2000                     $154,473,884.00
October 8, 2000                   $149,995,831.00
April 9, 2001                     $145,412,387.00
October 8, 2001                   $139,379,790.00

                                                          ANNEX A TO IRREVOCABLE
                                       STANDBY LETTER OF CREDIT NUMBER T-______


                                  NOTICE OF TRANSFER


                                       [Date]


Chemical Bank
55 Water Street, 17th Floor Room 1708
New York, New York  10041
Attention: Standby Letter of Credit Department


         The undersigned, [Name of Beneficiary], by its Authorized Officer, does hereby certify that:

              1.   This notice is delivered pursuant to Irrevocable Standby
    Letter of Credit No. T-      , dated December __, 1994 (the "LETTER OF
    CREDIT"), issued by Chemical Bank (the "ISSUING BANK"). All terms used herein which are defined in the Letter of Credit shall have the meanings given in the Letter of Credit.

              2. For value received, the undersigned hereby irrevocably transfers to:

         (Name of Transferee)
         (Address)
         (Payment Information)

    all rights of the undersigned to draw under the Letter of Credit.

              3. Such Transferee is a permitted successor of Scott with respect to each Supported Obligation covered by the Letter of Credit and outstanding on the date hereof. Such Transferee confirms and agrees, for the benefit of the Company, that it has assumed all of Scott's obligations under Sections 6.3(b)(iii) and 6.3(f) of the Stock Purchase Agreement dated as of October 8, 1994, among the Beneficiary, Sappi Limited and the Buyer with respect to letters of credit and any related Assignment and Assumption Agreements or Assumption Agreement, as the case may be, with respect to each of such Supported Obligations.

              4. By this transfer, all rights of the undersigned in the Letter of Credit are transferred to the transferee named above (the "TRANSFEREE") and the Transferee shall have the sole rights as Beneficiary thereof, including sole rights relating to any amendments, including increases or extensions thereof, whether now existing or hereafter made. All amendments are to be advised directly to the Transferee without necessity of any consent of or notice to the undersigned.

              5. The advice of the Letter of Credit is returned herewith, and the undersigned hereby requests that the Issuing Bank endorse the transfer on the reverse thereof, and forward it directly to the Transferee with its customary notice of transfer.

              6. Enclosed is an amount in cash equal to, or an official or certified check in the amount of, $________ in payment of reasonable administrative expenses related to such transfer.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the _____ day of _____, __________.


                             [NAME OF BENEFICIARY], as Beneficiary


                             By:
                                --------------------------------
                                Title:
                                Authorized Officer


                             [NAME OF TRANSFEREE], as Transferee



                             By:
                                --------------------------------
                                Title:
                                Authorized Officer


SIGNATURES AUTHENTICATED:


---------------------------
        (Bank)

---------------------------
  (Authorized Signature)

                                                          ANNEX B TO IRREVOCABLE
                                         STANDBY LETTER OF CREDIT NUMBER T-_____


                      CERTIFICATE FOR REDUCTION IN STATED AMOUNT
                     -------------------------------------------


                                       [Date]


Chemical Bank
55 Water Street, 17th Floor Room 1708
New York, New York  10041
Attention: Standby Letter of Credit Department


         The undersigned, [Name of Beneficiary], by its Authorized Officer, does hereby certify that:

              1. This certificate is delivered pursuant to Irrevocable Standby Letter of Credit No. T-_____________, dated
    December __, 1994 (the "LETTER OF CREDIT"), issued by Chemical Bank (the "ISSUING BANK"). All terms used herein which are defined in the Letter of Credit shall have the meanings given in the Letter of Credit.

              2. The present Stated Amount of the Letter of Credit is $______.

              3. The present Stated Amount of the Letter of Credit is hereby reduced by $_________, and the Stated Amount, after giving effect to such reduction, of the Letter of Credit is $____________.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of the _____ day of ____________, ____________.


                             [NAME OF BENEFICIARY], as Beneficiary



                             By:
                                -------------------------------
                                Title:
                                Authorized Officer

                                                          ANNEX C TO IRREVOCABLE
                                        STANDBY LETTER OF CREDIT NUMBER T-______


                                     SIGHT DRAFT


                                                      (PLACE)
                                                      (DATE)


         AT SIGHT, PAY TO THE ORDER OF [NAME OF BENEFICIARY] (THE BENEFICIARY), THE SUM OF _____________________________________________________________
UNITED STATES DOLLARS _____________________________.

         DRAWN UNDER CHEMICAL BANK, LETTER OF CREDIT NUMBER T-_________, DATED DECEMBER ____, 1994.




                                       ----------------------------------

                                       ----------------------------------

                                       ----------------------------------
                                       (NAME AND TITLE)
                                       AUTHORIZED OFFICER



DRAWN ON:
CHEMICAL BANK
55 WATER STREET, 17TH FLOOR ROOM 1708
NEW YORK, NEW YORK 10041
ATTENTION: STANDBY LETTER OF CREDIT DEPARTMENT

                                                          ANNEX D TO IRREVOCABLE
                                        STANDBY LETTER OF CREDIT NUMBER T-______


                                 DRAWING CERTIFICATE
                                 -------------------


                                                      [Date]


Chemical Bank
55 Water Street, 17th Floor Room 1708
New York, New York  10041
Attention: Standby Letter of Credit Department


         The undersigned, [Name of Beneficiary], by its Authorized Officer, does hereby certify that:

         1. This certificate is delivered pursuant to Irrevocable Standby letter of Credit No. T-________, dated December ___, 1994 (the "LETTER OF CREDIT"), issued by Chemical Bank (the "ISSUING BANK"). All terms used herein which are defined in the Letter of Credit shall have the meanings given in the Letter of Credit.

         2.   The undersigned is the Beneficiary of the Letter of Credit.

         3. The date on which this Certificate is being presented is not later than the Expiration Date.

         4. The amount for which demand for payment is made pursuant to this Certificate does not exceed the Stated Amount of the Letter of Credit as in effect on the date hereof.

         5. The title(s) (as shown on SCHEDULE 1 to the Letter of Credit) of the Supported Obligations in respect of which this demand for payment is made (the "SUBJECT OBLIGATIONS") is/are as follows:

                                      [fill in]

         6. The amount for which demand for payment is made in respect of any Subject Obligation does not exceed the Initial Maximum Draw amount with respect to such Subject Obligation set forth in SCHEDULE 1 to the Letter of Credit. The aggregate amount for which demand for payment is made in respect of the Subject Obligations does not exceed an amount equal to the sum of (a) if any of the Subject Obligations are Supported Obligations other than the Westbrook Feedwater Lease and the Westbrook Biomass Obligations referred to in SCHEDULE 1 to the letter of

Credit (i) the then unpaid principal amount of such Subject Obligations [and amounts paid in respect of the principal or premium, if any, of such Subject Obligations within 100 days prior to events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit], (ii) interest for a period of one year on the principal amount of such Subject Obligations and, if such Subject Obligations are not now subject to optional redemption, the additional period, if any, to the first optional redemption date, if any, and (iii) the maximum premium, if any, hereafter payable upon optional redemption of such Subject Obligations, (b) if the Subject Obligations include the Westbrook Biomass Obligations referred to in SCHEDULE 1 to the Letter of Credit, the greater of (i) all payments required to be made by the Beneficiary on or after the date hereof under Section 3.02 of the Power Sales Agreement referred to in
SCHEDULE 1 to the Letter of Credit [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit*] or (ii) Stipulated Loss Value (as defined in such Power Sales Agreement) as of the date hereof [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit*] and (c) if the Subject Obligations include the Westbrook Feedwater Lease referred to in SCHEDULE 1 to the Letter of Credit, the greater of (i) all payments required to be made by the Beneficiary on or after the date hereof under Section 2 of such Westbrook Feedwater Lease [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit*] or (ii) Stipulated Loss Value (as defined in such Westbrook Feedwater Lease) as of the date hereof [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit*].

         7. [Alternative 1] The Company has failed to make a payment or otherwise perform obligations assumed by it in respect of each Supported Obligation included in the Subject Obligations. With respect to each such Supported Obligation, (a) the Company is not contesting the applicability of the payment in respect of such Supported Obligation diligently by appropriate proceedings instituted in good faith, (b) the principal of such Supported Obligation has been accelerated or (c) the Company has failed to make a scheduled payment in respect of such Supported Obligation.**

--------------------
*        May be included if Alternative 2 or 3 of Paragraph 7 is applicable.

**       Include appropriate Alternative.

         7. [Alternative 2] The Company (a) has commenced a voluntary case seeking relief with respect to itself or its debts under any bankruptcy, insolvency or similar law, or has sought the appointment of a trustee, receiver or similar official with respect to it or any substantial part of its property or (b) has made a general assignment for the benefit of creditors, (c) has failed generally to pay its debts as they become due or (d) has taken any corporate action to authorize any of the foregoing.**

         7. [Alternative 3] An involuntary case has been commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or similar official with respect to it or any substantial part of its property.**

         8. [Alternative 1] By virtue of the prompt application by the Beneficiary of the payment demanded pursuant to this Certificate, each Supported Obligation included in the Subject Obligations will be redeemed or defeased.
The Beneficiary hereby represents and warrants that it will promptly apply the proceeds of the payment demanded pursuant to this certificate to the payment in full or defeasance of each Supported Obligation included in the Subject Obligations, and that the undersigned can so apply such proceeds without legal restriction (including any such restriction which may, under applicable law, arise out of the occurrence of any of the events described in Alternatives 2 and 3 of Paragraph 7 of ANNEX D of the Letter of Credit substituting the Beneficiary for the Company therein).**

         8. [Alternative 2] The Beneficiary hereby represents and warrants that it will arrange for the maintenance and investment of the proceeds of the payment demanded pursuant to this Certificate in short term U.S. government securities or other investments satisfactory to the Company in a segregated account as collateral from which payment of each Supported Obligation included in the Subject Obligations can and will be made as and when due without legal restriction (including any such restriction which may, under applicable law as currently in effect, arise out of the occurrence of any of the types of events described in Alternatives 2 and 3 of Paragraph 7 of ANNEX D of the Letter of Credit substituting the Beneficiary for the Company therein).**

         9. [Optional: In order to facilitate application of the proceeds of the payment demanded pursuant to this Certificate, the Beneficiary hereby requests that such proceeds be paid by wire transfer of immediately available funds to the payee of each Supported Obligation included in the Subject

Obligations as follows (with confirmation of such transfer to be made to the Beneficiary at its Notice Address):

         [Specify Amount, Bank, Account Number and Reference Information for each wire transfer.]]

         10. If the Subject Obligations include Supported Obligations other than the Westbrook Biomass Obligations and the Westbrook Feedwater Lease referred to in SCHEDULE 1 to the Letter of Credit, the Beneficiary hereby agrees that it shall (i) hold the Buyer and the Company harmless with respect to obligations to make payments of principal and interest on such Supported Obligations included in the Subject Obligations to the extent of the payment demanded pursuant to this Certificate and (ii) hold any excess of such drawing over the payments or principal and interest on such Supported Obligations made with the proceeds of such payment (and any earnings on such excess) in a segregated account, with such proceeds to be invested in short term U.S. government securities or other investments satisfactory to the Company, as collateral solely to secure payments of principal, interest and premium (if any) on the Supported Obligations and the payment of fees, costs and other expenses incurred by the Beneficiary in connection therewith.

         11. If the Supported Obligations included in the Subject Obligations include the Westbrook Biomass Obligations or the Westbrook Feedwater Lease referred to in SCHEDULE 1 to the Letter of Credit, the Beneficiary hereby agrees that it shall hold the Company harmless from the obligations to make payments under such Supported Obligations to the extent of the payment demanded pursuant to this Certificate, and shall hold any excess of such payment over the payments under such Supported Obligations (and any earnings on such excess) in a segregated account, with such proceeds to be invested in short term U.S. government securities or other investments satisfactory to the Company, as collateral solely to secure payments when due under such Supported Obligations, and the payment of fees, costs and other expenses incurred by the Beneficiary in connection therewith.

         IN WITNESS WHEREOF, the undersigned has executed this certificate this _______ day of __________, ____________.


                                       [NAME OF BENEFICIARY], as
                                       Beneficiary


                                       By
                                         ----------------------------
                                         Title:
                                         Authorized Officer

                                                          ANNEX E TO IRREVOCABLE
                                        STANDBY LETTER OF CREDIT NUMBER T-______


                                 DRAWING CERTIFICATE
                                 --------------------


                                            [Date]


Chemical Bank
55 Water Street, 17th Floor Room 1708
New York, New York  10041
Attention: Standby Letter of Credit Department


         The undersigned, [Name of Beneficiary], by its Authorized Officer, does hereby certify that:

         1. This certificate is delivered pursuant to Irrevocable Standby letter of Credit No. T-_______, dated December ___, 1994 (the "LETTER OF CREDIT"), issued by Chemical Bank (the "ISSUING BANK"). All terms used herein which are defined in the Letter of Credit shall have the meanings given in the Letter of Credit.

         2.   The undersigned is the Beneficiary of the Letter of Credit.

         3. The date on which this Certificate is being presented is not later than the Expiration Date.

         4. The amount for which demand for payment is made pursuant to this Certificate does not exceed the Stated Amount of the Letter of Credit as in effect on the date hereof.

         5. (a) (i) The Beneficiary has received a Non-Renewal Notice from the Issuing Bank pursuant to the Letter of Credit or (ii) the date on which this Certificate is being presented is 45 days or less prior to December 20, 2001 and (b) the Beneficiary has not received a substitute letter of credit in the form of the Letter of Credit (or in such other form as may be satisfactory to Beneficiary) and otherwise satisfying the applicable requirements of Section 6.3 of the Stock Purchase Agreement dated as of October 8, 1994, among the Beneficiary, Sappi Limited and the Buyer.

         6. The payment demanded pursuant to this Certificate is $___________. The amount for which demand for payment is made in respect of any Supported Obligation does not exceed the Initial Maximum Draw amount with respect to such Supported Obligation set forth in SCHEDULE 1 to the Letter of Credit.

The aggregate amount for which demand for payment is made in respect of the Supported Obligations does not exceed an amount equal to the sum of (a) with respect to Supported Obligations other than the Westbrook Feedwater Lease and the Westbrook Biomass Obligations referred to in SCHEDULE 1 to the letter of Credit (i) the then unpaid principal amount of such Supported Obligations [and amounts paid in respect of the principal or premium, if any, of such Supported Obligation within 100 days prior to events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit***], (ii) interest for a period of one year on the principal amount of such Supported Obligations and, if such Supported Obligations are not now subject to optional redemption, the additional period, if any, to the first optional redemption date, if any, and (iii) the maximum premium, if any, hereafter payable upon optional redemption of such Supported Obligations, (b) with respect to the Westbrook Biomass Obligations referred to in SCHEDULE 1 to the Letter of Credit, the greater of (i) all payments required to be made by the Beneficiary on or after the date hereof under Section 3.02 of the Power Sales Agreement referred to in SCHEDULE 1 to the Letter of Credit [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit***] or (ii) Stipulated Loss Value (as defined in such Power Sales Agreement) as of the date hereof [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit***] and (c) with respect to the Westbrook Feedwater Lease referred to in SCHEDULE 1 to the Letter of Credit, the greater of (i) all payments required to be made by the Beneficiary on or after the date hereof under Section 2 of such Westbrook Feedwater Lease [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to

--------------------
*** May be included if Alternative 2 or 3 of Paragraph 7 is applicable.

the Letter of Credit***] or (ii) Stipulated Loss Value (as defined in such Westbrook Feedwater Lease) as of the date hereof [and amounts paid in respect thereof within 100 days prior to the events referred to in Alternative 2 or 3 of Paragraph 7 of ANNEX D to the Letter of Credit***].

         IN WITNESS WHEREOF, the undersigned has executed this certificate this day of __________, __________.


                                       [NAME OF BENEFICIARY], as
                                          Beneficiary


                                       By
                                          ------------------------------
                                          Title:
                                          Authorized Officer

                                                                    EXHIBIT Q TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


                                  [FORM OF LOC NOTE]

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE AGENT PURSUANT TO THE TERMS OF SUCH AMENDED AND RESTATED CREDIT AND GUARANTEE AGREEMENT.

                                       LOC NOTE



$_______                                                      New York, New York
                                                              [Date of LOC Loan]


         FOR VALUE RECEIVED, the undersigned, S.D. WARREN COMPANY, a Pennsylvania corporation (the "BORROWER"), hereby unconditionally promises to pay to the order of _______________ (the "LENDER") at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of _______________ DOLLARS ($_________), or, if less, the unpaid principal amount of the LOC Loan made by the Lender on the date hereof pursuant to subsection 4.5(c) of the Credit Agreement (as defined below). The principal amount of the LOC Loan made by the Lender shall be paid in the amounts and on the dates specified in the Amortization Schedule attached hereto as ANNEX A. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the LOC Loan made by the Lender from time to time outstanding at the rates and on the dates specified in subsections 5.2 and 5.4 of the Credit Agreement.

         The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the LOC Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed, PROVIDED that the failure to make any such endorsement (or any error therein) shall not affect the obligation of the Borrower to repay the LOC Loan (with applicable interest) in accordance with the terms of the Credit Agreement.

         This Note (a) is one of the LOC Notes referred to in the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, the Borrower, the Lender, the other banks, financial institutions and other entities from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents.
Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

         Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                       S.D. WARREN COMPANY



                                       By:
                                             ----------------------------------

                                       Name:
                                             ----------------------------------

                                       Title:
                                             ----------------------------------

                                                                         Annex A
                                                                     to LOC Note

                                AMORTIZATION SCHEDULE


[Insert the dates on which payments would have been due on the Supported Obligation(s) in respect of which the LOC Loans are made under the agreements governing such Supported Obligations and the amounts due on such dates under such agreements assuming that such Supported Obligation(s) had remained outstanding until the maturity thereof.]

                                                                      Schedule A
                                                                     to LOC Note


                    LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS


----------------------------------------------------------------------------------------------------------------------
                                                                      Amount of
                                                                      ABR Loans
                                                       Amount of     Converted to
                                 Amount Converted    Principal of     Eurodollar     Unpaid Principal        Notation
   Date    Amount of ABR Loans     to ABR Loans    ABR Loans Repaid     Loans      Balance of ABR Loans      Made By
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                                      Schedule B
                                                                     to LOC Note


         LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS


------------------------------------------------------------------------------------------------------------------------------------
                                                   Interest                                                     Unpaid
                                                  Period and                                                   Principal
                             Amount Converted   Eurodollar Rate   Amount of Principal   Amount of Eurodollar   Balance of
              Amount of     to or Continued as    with Respect    of Eurodollar Loans   Loans Converted to     Eurodollar   Notation
  Date    Eurodollar Loans   Eurodollar Rate        Thereto             Repaid               ABR Loans           Loans      Made By
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                                    EXHIBIT R TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT



                           [FORM OF BORROWING CERTIFICATE]

                                BORROWING CERTIFICATE

      Pursuant to subsections 7.1(f), 7.1(g), 7.1(h) and 7.1(m) of the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), the several banks, financial institutions and other entities from time to time parties thereto (the "LENDERS") and Chemical Bank, as agent for the Lenders, the undersigned, ____________________ of the Borrower, hereby certifies as follows:

         1. The representations and warranties of the Borrower set forth in the Credit Agreement and each of the other Loan Documents to which it is a party or which are contained in any certificate, document or financial or other statement furnished pursuant to or in connection with the Credit Agreement or any Loan Document are true and correct on and as of the date hereof with the same effect as if made on the date hereof, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties are true and correct as of such earlier date;

         2. No Default or Event of Default has occurred and is continuing as of the date hereof or will occur after giving effect to the making of the Loans and the issuance of the Letters of Credit requested to be made and/or issued on the date hereof or the consummation of each of the transactions contemplated by the Loan Documents; and

         3.  _________________ is and at all times since _____________ __,
    19__, has been the duly elected and qualified [Assistant] Secretary of the Borrower and the signature set forth on the signature line for such officer below is such officer's true and genuine signature;

and the undersigned [Assistant] Secretary of the Borrower hereby certifies as follows:

         4. There are no liquidation or dissolution proceedings pending or to my knowledge threatened against the Borrower or any of its Subsidiaries, nor has any other event occurred affecting or threatening the corporate existence of the Borrower or any of its Subsidiaries;

         5. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of Pennsylvania;

         6. (a) Attached hereto as EXHIBIT A is a true and complete copy of resolutions duly adopted by the Board of Directors of the Borrower on __________ __, 19__; such resolutions have not in any way been amended, modified, revoked or rescinded and have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect; such resolutions are the only corporate proceedings of the Borrower now in force relating to or affecting the matters referred to therein;

              (b) attached hereto as EXHIBIT B is a true and complete copy of the By-laws of the Borrower as in effect at all times since __________ __, 19__, to and including the date hereof; and

              (c) attached hereto as EXHIBIT C is a true and complete copy of the Certificate of Incorporation of the Borrower as in effect at all times since __________ __, 19__, to and including the date hereof; and

         7. The following persons are now duly elected and qualified officers of the Borrower, holding the offices indicated next to their respective names below, and such officers have held such offices with the Borrower at all times since __________ __, 19__, to and including the date hereof, and the signatures appearing opposite their respective names below are the true and genuine signatures of such officers, and each of such officers is duly authorized to execute and deliver on behalf of the Borrower, the Credit Agreement and the other Loan Documents to which it is a party and any certificate or other document to be delivered by the Borrower pursuant to the Credit Agreement or any such Loan Document:

       Name          Office           Signature
       ----          ------           ---------

     [      ]        [    ]
                                   ------------------
     [      ]        [    ]
                                   ------------------

         Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement and used herein are so used as so defined.


         IN WITNESS WHEREOF, the undersigned have hereunto set our names and affixed the corporate seal.


S.D. WARREN COMPANY                         S.D. WARREN COMPANY



By:                                    By:
   -----------------------                 ------------------------
   Name:                         Name:
   Title:                        Title: [Assistant] Secretary


Date: [      ]                               (CORPORATE SEAL)

                                                                    EXHIBIT T TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT


                         [FORM OF ASSIGNMENT AND ACCEPTANCE]

                              ASSIGNMENT AND ACCEPTANCE


         Reference is made to the Amended and Restated Credit and Guarantee
Agreement, dated as of April    , 1996 (as amended, supplemented or otherwise
modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), the several banks, financial institutions and other entities from time to time parties thereto (the "LENDERS") and Chemical Bank, as agent for the Lenders (in such capacity, the "AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                     (the "ASSIGNOR") and            (the "ASSIGNEE") agree as
         ------------                    ------------
follows:

         1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below) (but not prior to the registration of the information contained herein in the Register pursuant to subsection 13.6(e) of the Credit Agreement), a ___% interest (the "ASSIGNED INTEREST") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on
SCHEDULE 1 (individually, an "ASSIGNED FACILITY"; collectively, the "ASSIGNED FACILITIES"), in a principal amount for each Assigned Facility as set forth on
SCHEDULE 1.

         2. The Assignor (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) (i) requests that the Agent, upon request by the Assignee, (a) exchange any attached Notes for a new Note or Notes payable to the Assignee or, (b) if the Assignor does not hold any Notes, issue a new Note or Notes payable to the Assignee and (ii) if (A) the Assignor has retained any interest in the Assigned Facility and (B) the Assignor holds any Notes, requests that the Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

         3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be a party to and bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 5.10(b) of the Credit Agreement.

         4. The effective date of this Assignment and Acceptance shall be __________, 19__ (the "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by it and recording by the Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance and recording by the Agent).

         5. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.

         6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

         8. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on SCHEDULE 1 hereto.

                                                                      SCHEDULE 1
                                                    TO ASSIGNMENT AND ACCEPTANCE


Re: Assignment and Acceptance relating to the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996, among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS") and Chemical Bank, as agent for the Lenders (in such capacity, (the "AGENT").

--------------------------------------------------------------------------------


Name of Assignor:

Name of Assignee:

Effective Date of Assignment:


     Credit                Principal
Facility Assigned        Amount Assigned       Commitment Percentage Assigned(1)
-----------------      -------------------     ------------------------------
                            $                                   %
                             -------                     -------


            The terms set forth above are hereby agreed to by:

[NAME OF ASSIGNEE]                     [NAME OF ASSIGNOR]



By                                     By
   ---------------------------------       -----------------------------------
Name:                                  Name:
Title:                                 Title:




Accepted:                              Consented To:

CHEMICAL BANK, as Agent                S.D. WARREN COMPANY



By                                     By
   --------------------------------        -----------------------------------
Name:                                  Name:
Title:                                 Title:


--------------------

1. Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

                                                                    EXHIBIT U TO
                                                            AMENDED AND RESTATED
                                                  CREDIT AND GUARANTEE AGREEMENT



                           [FORM OF CONFIDENTIALITY LETTER]

                         [Prospective Transferee Letterhead]


                                        [Date]


S.D. Warren Company
225 Franklin Street
Boston, Massachusetts  02110

Chemical Bank, as Agent
270 Park Avenue
New York, New York  10019

[Name of Lender]
[Address]
Attention: [  ]

Dear Sirs:

         Reference is made to the Amended and Restated Credit and Guarantee Agreement, dated as of April __, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among SDW Holdings Corporation, a Delaware corporation, S.D. Warren Company, a Pennsylvania corporation, the several banks, financial institutions and other entities from time to time parties thereto (the "LENDERS"), and Chemical Bank, as agent for the Lenders (the "AGENT"). Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are so used as so defined.

          The undersigned,          , is considering a purchase of Loans and/or
Commitments or a participating interest in such Loans and/or Commitments under the Credit Agreement. In connection with its consideration of such purchase, the undersigned is to be provided copies of the Credit Agreement and certain other Loan Documents and certain financial information concerning the Borrower and its Affiliates (the Credit Agreement, such other Loan Documents and such financial information, together the "INFORMATION"). Prior to receiving any such information, the undersigned is required by subsection 13.6(f) of the Credit Agreement to execute and deliver this Letter.

         The undersigned hereby agrees to keep confidential (and cause its employees, officers, directors, agents, attorneys, accountants and other professional advisors to keep confidential) the Information; PROVIDED that nothing herein shall prevent the undersigned from disclosing any such information (i) to the Agent or any Lender, (ii) to any Transferee or prospective Transferee which agrees to comply with the provisions of subsection
13.15 of the Credit Agreement, (iii) on a need-to-know basis to its employees, officers, directors, agents, attorneys, accountants and other professional advisors (each of which shall be instructed to hold the same in confidence),
(iv) upon the request or demand of any Governmental Authority (including, without limitation, the National Association of Insurance Commissioners) having jurisdiction over the undersigned, (v) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (vi) which has been publicly disclosed other than in breach of this Agreement or (vii) in connection with the exercise of any remedy under the Loan Documents.

         In the event the undersigned does not purchase Loans and/or Commitments or a participants interest in such Loans and/or Commitments under the Credit Agreement, at the Borrower's, the Agent's or the Lender identified above's request, the undersigned agrees to return (and to cause its employees, officers, agents, attorneys, accountants and other professional advisors to return) to the Borrower, the Agent or such Lender, as the case may be, all written Information provided in connection therewith and all copies thereof, extracts therefrom and analyses and other materials based thereon, except that the undersigned shall be permitted to disclose details of the Information (i) to the extent contemplated hereby and
(ii) to the extent the Borrower and the Agent shall have consented to such disclosure in writing.

         The undersigned further agrees that it will use the Information only in connection with its evaluation of becoming a possible Loan Participant or Assignee under the Credit Agreement.

         The undertakings contained herein are for the benefit of each of you.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.


                                            [PROSPECTIVE TRANSFEREE]


                                            By:
                                               ---------------------------
                                               Title: